                       Securities Act File No. 33-25355
               Investment Company Act of 1940 File No. 811-5683

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     POST-EFFECTIVE AMENDMENT NO. 55                             /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     AMENDMENT NO. 57                                            /X/

                                UAM FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)

                          c/o UAM Fund Services, Inc.
                          211 Congress St., 4th Floor
                          Boston, Massachusetts 02110
                 Registrant's Telephone Number (617) 542-5440
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                          Michael E. DeFao, Secretary
                            UAM Fund Services, Inc.
                              211 Congress Street
                          Boston, Massachusetts 02110
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                            Audrey C. Talley, Esq.
                          Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                         Philadelphia, PA 19107-3469

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):


               [X] Immediately upon filing pursuant to Paragraph (b)
               [_] on (date) pursuant to Paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a)(1)
               [_] on (date) pursuant to paragraph (a)(1)
               [_] 75 days after filing pursuant to Paragraph (a)(2)
               [_] on (date) pursuant to Paragraph (a)(2) of Rule 485.

                                    PART A
                                UAM FUNDS, INC.



The following prospectuses are included in this Post-Effective Amendment No. 55:

     .   Acadian Emerging Markets Portfolio Institutional Class Shares.
     .   The C&B Portfolios Institutional Class Shares.
     .   The DSI Portfolios Institutional Class Shares.
     .   DSI Disciplined Value Portfolio Institutional Service Class Shares.
     .   FMA Small Company Portfolio Institutional Class Shares.
     .   FMA Small Company Portfolio Institutional Service Class Shares
     .   ICM Fixed Income Portfolio Institutional Class Shares.
     .   ICM Small Company & ICM Equity Portfolios Institutional Class Shares.
     .   The McKee Portfolios Institutional Class Shares.
     .   The NWQ Portfolios Institutional Class Shares.
     .   The NWQ Portfolios Institutional Service Class Shares.
     . Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio Institutional Class Shares.
     .   SAMI Preferred Stock Income Portfolio Institutional Class Shares.
     .   Sirach Portfolios Institutional Class Shares.
     .   Sirach Portfolios Institutional Service Class Shares.
     .   Sterling Partners' Portfolios Institutional Class Shares.
     .   The TS&W Portfolios Institutional Class Shares.

                                    PART B
                                UAM FUNDS, INC.


The following Statements of Additional Information are included in this Post-Effective Amendment No. 55:

     .   Acadian Emerging Markets Portfolio Institutional Class Shares.
     .   The C&B Portfolios Institutional Class Shares.
     . The DSI Portfolios Institutional Class and Institutional Service Class Shares.
     . FMA Small Company Portfolio Institutional Class and Institutional Service Class Shares.
     .   ICM Portfolios Institutional Class Shares.
     .   The McKee Portfolios Institutional Class Shares.
     . The NWQ Portfolios Institutional Class and Institutional Service Class Shares.
     . Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio Institutional Class Shares.
     .   SAMI Preferred Stock Income Portfolio Institutional Class Shares.
     . Sirach Portfolios Institutional Class and Institutional Service Class Shares.
     .   Sterling Partners' Portfolios Institutional Class Shares.
     .   The TS&W Portfolios Institutional Class Shares.

                                    UAM Funds

                                    Funds for the Informed Investor(SM)






ACADIAN EMERGING MARKETS PORTFOLIO

Institutional Class Prospectus                            February 16, 1999




                                      UAM


 The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY.................................................................    1

   What is the Objective of the Portfolio?........................................    1
   What are the Principal Investment Strategies of the Portfolio?.................    1
   What are the Principal Risks of the Portfolio?.................................    1
   How has the Portfolio Performed?...............................................    2
   What are the Fees and Expenses of the Portfolio?...............................    4

INVESTING WITH THE UAM FUNDS......................................................    5

   Buying Shares..................................................................    5
   Redeeming Shares...............................................................    7
   Exchanging Shares..............................................................    7
   Transaction Policies...........................................................    7

ACCOUNT POLICIES..................................................................   11

   Small Accounts.................................................................   11
   Distributions..................................................................   11
   Federal Taxes..................................................................   11

FUND DETAILS......................................................................   13

   Principal Investments and Risks of the Portfolio...............................   13
   Other Investment Practices and Strategies......................................   15
   Year 2000......................................................................   16
   Investment Management..........................................................   16
   Shareholder servicing Arrangements.............................................   18

FINANCIAL HIGHLIGHTS..............................................................   19

PORTFOLIO SUMMARY

WHAT IS THE OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers. Acadian Emerging Markets Portfolio cannot guarantee it will meet its investment objectives. The portfolio may not change its investment objective without shareholder approval.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?
-------------------------------------------------------------------------------
     The following is a brief description of the principal investment strategies of Acadian Emerging Markets Portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

     The portfolio will invest primarily in common stocks and securities convertible into or exercisable for common stock of issuers that:

     .    Have their principal securities trading market in an emerging country.

     . Derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries.

     . Are organized under the laws of, and have a principal office in, an emerging country.

     An "emerging country" is any country that the adviser believes the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider being an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products
     (GNP) than more developed economies.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
-------------------------------------------------------------------------------
     The following is a summary of the principal risks associated with investing in the portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     .    The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

ACADIAN EMERGING MARKETS PORTFOLIO
     Since the portfolio invests in mainly equity securities, its principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

     The portfolio is a non-diversified mutual fund. Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer or, on a broader scale, in any one industry. Since the portfolios are not diversified, each may invest a greater percentage of its assets in a particular issuer. Therefore, being non-diversified may cause the value of their shares to be more sensitive to changes in the market value of a single issuer or industry diversified mutual funds.


HOW HAS THE PORTFOLIO PERFORMED?
-------------------------------------------------------------------------------

     The bar chart and table below illustrate how the performance of the portfolio has varied from year to year. The following bar chart shows the investment returns of the portfolio for each calendar year since its first full calendar year. The table following each bar chart compares the portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

                           [BAR CHART APPEARS HERE]




     Highest quarter: 26.33% (3rd quarter 1994).
     Lowest quarter: -24.28% (4th quarter 1997)

                                                                           Since
     Average annual return for periods ended 12/31/98  1 Year  5 Years  Inception*
     -------------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio                -21.40%  -8.35%    -3.37%
     -------------------------------------------------------------------------------
     IFC Investable Index                              -22.35% -10.50%    -1.96%


     * The portfolio began operations on 6/23/92. Index comparisons begin on 6/30/92.

     What are the Fees and Expenses of the Portfolio?

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

     This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio.

     --------------------------------------------------------------------------
     Shareholder Fees (Fees Paid Directly From Your Account)
       Redemption Fee (as a percentage of amount redeemed)        1.00%+
     -------------------------------------------------------------------------------
     Annual Fund Operating Expenses (Expenses That Are Deducted From the Assets of
     a Portfolio)
       Management fees                                            1.00%
     -------------------------------------------------------------------------------
       Other Expenses                                             0.61%
     -------------------------------------------------------------------------------
       Total Expenses                                             1.61%

     + Shareholders who redeem shares they have held for less than ninety days will pay a 1.00% redemption fee.

EXAMPLE

     This example can help you to compare the cost of investing in this portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above throughout the period of your investment.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year              3 Years            5 Years          10 Years
     --------------------------------------------------------------------------
            $164                $508                $876           $1,911

INVESTING WITH THE UAM FUNDS

BUYING SHARES

-------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     --------------------------------------------------------------------------

     By Mail        Send a check or money order    Send a check and,if possible,
                    and your account application   the "Invest  byMail" stub
                    to the UAM Funds. Make         that accompanied your your
                    checks payable  to "UAM        statement to the UAM Funds.
                    Funds" (the UAM  Funds will    Be sure your  check
                    not accept third-party         identifies clearly your
                    checks).                       name, account number and the
                                                   portfolio into  which you
                                                   want to invest.
     --------------------------------------------------------------------------
     By Wire        Call the UAM Funds for an      Call the UAM  Funds to get a
                    account number and wire        wire control number and wire
                    control number and then        your money to the UAM Funds.
                    send your completed            Funds.
                    account application to
                    the UAM Funds.

                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number

     --------------------------------------------------------------------------
     By Automatic   Not Available                  To set up a plan, mail a
     Investment                                    completed application to the
     (Via ACH)                                     UAM Funds. To cancel or
                                                   change a plan, write to the
                                                   UAM Funds. Allow up to 15
                                                   days to create the plan and 3
                                                   days to cancel or change it.
     --------------------------------------------------------------------------

     Minimum                $100,000                 $1,000
     Investments

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
------------------------------------------------------------------------------

 By Mail Send a letter signed by all registered parties on the account to UAM Funds specifying the portfolio, the account dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.
-------------------------------------------------------------------------------

By                Telephone You must first establish the telephone redemption
Telephone         privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                  Call 1-877-UAM-Link to redeem your shares. Based on your
                  instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
--------------------------------------------------------------------------------
By                If your account balance is at least $10,000, you may transfer
Systematic        as little as $100 per month from your UAM account to your
Withdrawal        financial institution.
Plan (Via
ACH)              To participate in this service, you must complete the
                  appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolio calculate its NAV as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day.

     Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     Securities that are traded on foreign exchanges may trade on days when the portfolio does not price its shares. Consequently, the value of the portfolio may change on days when you are unable to purchase or redeem shares of the portfolio.


     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.


SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

     PURCHASES

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares of a portfolio.

     .    Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)


     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .    Trading on the NYSE is restricted.

     .    The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.


     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .    Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.


DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolio distributes its net investment and any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in this portfolio. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


TAXES ON DISTRIBUTIONS

     The distributions of the portfolio will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent the portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolio received from sources in foreign countries. The portfolio may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies Acadian Emerging Markets Portfolio may employ in seeking its objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

     The portfolio will invest primarily in common stocks, but also may invest in other types of equity securities. Normally, the portfolio invests at least 65% its total assets in equity securities of issuers that:

     .    Have their principal securities trading market in an emerging country.

     . Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries.

     . Are organized under the laws of, and have a principal office in, an emerging country.

     An "emerging country" is any country that the adviser believes the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products
     (GNP) than more developed countries. There are over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The portfolio will focus its investments on those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:

     Argentina        Czech          Israel          Nigeria         Sri Lanka
     Botswana         Republic       Jamaica         Pakistan        Taiwan
     Brazil           Egypt          Jordan          Peru            Thailand
     Chile            Greece         Kenya           Philippines     Turkey
     China            Hungary        Korea           Poland          Venezuela
     Columbia         India          Malaysia        South Africa    Zimbabwe

                      Indonesia      Mexico

     The portfolio may also invest in equity or debt securities of issuers located in industrialized countries. As markets in other countries develop, the portfolio expects to expand and further diversify the emerging countries in which it invests.

     The portfolio also may invest debt securities of issuers located in emerging countries when the adviser believes that such debt securities offer opportunities for long-term capital appreciation. In making such investment decisions, the adviser generally considers the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. The portfolio may invest up to 10% of its total assets (measured at the time of the investment) in debt securities that are rated below investment-grade, otherwise known as "junk bonds".


EQUITY SECURITIES

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.


RISKS OF FOREIGN SECURITIES

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may act adversely to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

     The securities of foreign companies are often denominated in foreign currencies. Since the portfolio's net asset value is denominated in U.S. dollars, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of its securities. In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

     Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards than the U.S. This could make corporate financial information more difficult to obtain or understand and less reliable than information about U.S. companies.

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. They also may protect property rights less than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
     As described below, the portfolios may invest in derivatives and may deviate from their investment strategies from time to time. In addition, they may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.


DERIVATIVES

     The portfolio may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .    Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.


SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of the portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of the portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, the portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the portfolio from achieving its stated objectives.


YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Acadian Asset Management, Inc., a Massachusetts corporation located at Two International Place, Boston, Massachusetts 02110, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986.

     During the fiscal year ended October 31, 1998, the portfolio paid the adviser 1.00% of its average daily net assets in management fees. In addition, the adviser has voluntarily agreed to limit the expenses of the portfolio to 2.50% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolio. The adviser intends to continue its expense limitation until further notice.




PORTFOLIO MANAGERS

     Listed below are the investment professionals of the adviser who are primarily responsible for the day-to-day management of the portfolio and a description of their business experience during the past five years.

     Manager                 Experience
     -------------------------------------------------------------------------------
     Dr. Gary L. Bergstrom   Perdue  University, B.S., M.S., 1963;  M.I.T.  (Sloan
     President               School of Management), Ph.D, 1968; founder of the
                             adviser in 1977. He has been President of the adviser
                             since before 1994.
     -------------------------------------------------------------------------------
     Ronald D. Frashure      Massachusetts Institute of Technology (Sloan School
     Executive Vice          of Management), B.S., 1964; Harvard University, M.B.A.,
     President               1970; Portfolio Manager and Investment Officer, the
                             adviser, 1988 - Present. He has been Executive Vice
                             President of the adviser since before 1994.
     -------------------------------------------------------------------------------
     Churchill G. Franklin   Middlebury College, B.A., 1971; Primary Client
     Senior Vice President   Liaison and Marketing Officer, the adviser, 1986 -
                             Present. He has been Senior Vice President of the
                             adviser since before 1994.
     -------------------------------------------------------------------------------
     Richard O. Michaud      Northeastern University, B.A., 1963; University of
     Senior Vice President   Pennsylvania, M.A., 1966; Boston University, M.A.,
                             1969; Boston University, PhD, 1971; Quantitative
                             Strategist, the adviser, 1991 - Present. He has been
                             Senior Vice President of the adviser since before 1994.
     -------------------------------------------------------------------------------
     John R. Chisholm        Massachusetts Institute of Technology, B.S., 1984 and
     Senior Vice President   M.S., Business Administration, 1987; Portfolio Manager
                             and Quantitative Research Analyst, the adviser,
                             1984 - Present. He has been Senior Vice President of
                             the adviser since before 1994.
     -------------------------------------------------------------------------------

     Manager                 Experience
     -------------------------------------------------------------------------------
     Stella M. Hammond       Stanford University, B.S., 1966; Yale University, M.
     Senior Vice President   Phil., 1972; Portfolio Manager, Acadian Asset
                             Management, Inc., 1990 - Present. She has been Senior
                             Vice President of the adviser since before 1994.
     -------------------------------------------------------------------------------
     Brian K. Wolahan        Lehigh University, B.S., 1980; M.I.T. (Sloan School of
     Senior Vice President   Management), M.S., Business Administration, 1987;
                             Portfolio Manager and Quantitative Research
                             Analyst, the adviser, 1990 - Present. He has been
                             Senior Vice President of the adviser since before
                             1994.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolio.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolio for the past five years. The financial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolio, which is available upon request.

     Fiscal Year Ended October 31,              1998     1997     1996     1995      1994
                                             --------- -------- -------- -------- ---------
     Net Asset Value, Beginning  of
      Year                                    $11.28    $12.12   $11.23   $14.00    $11.34
                                             --------- -------- -------- -------- ---------
     Income from Investment
      Operations
      Net Investment Income (Loss)              0.11      0.16     0.13     0.05     (0.03)
      Net Gains or losses on
       Securities (Realized and Unrealized)    (3.99)++  (0.85)    0.84    (2.82)     2.74
                                             --------- -------- -------- -------- ---------
       Total From Investment
       Operations                              (3.88)    (0.69)    0.97    (2.77)     2.71
                                             --------- -------- -------- -------- ---------
     Less Distributions
      Dividends (From Net Investment
        Income)                                (0.14)    (0.12)   (0.02)       _         _
      Distributions (From Capital
        Gains)                                 (0.51)    (0.03)   (0.06)       _     (0.05)
                                             --------- -------- -------- -------- ---------
       Total Distributions                     (0.65)    (0.15)   (0.08)       _     (0.05)
                                             --------- -------- -------- -------- ---------
     Net Asset Value, End of Year              $6.75    $11.28   $12.12   $11.23    $14.00
                                             ========= ======== ======== ======== =========
     Total Return+                            (36.00)%   (5.71)%   8.72%  (19.79)%   23.97%
                                             ========= ======== ======== ======== =========
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                          $88,665   $80,220  $69,649  $33,944    $5,558
      Ratio of Expenses to Average
        Net Assets                              1.61%@    1.50%    1.79%    1.78%     2.07%
      Ratio of Net Investment Income
        (Loss) to Average Net Assets            1.60%     1.31%    1.29%    0.86%    (0.25)%
      Portfolio Turnover Rate                     32%       28%      11%      21%        9%

     + Total return would have been lower had certain fees not been waived by the adviser and its affiliates during the periods indicated.
     ++ The amount shown for the year ended October 31, 1998 for a share outstanding throughout the period does not accord with the aggregate net gains on investments or that period because of the sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments of the portfolio.
     @ The annualized ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.59%

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

          Trading Symbol              CUSIP Number            Portfolio Number
     -------------------------- ------------------------- -------------------------
               AEMGX                   902555200                    627

ACADIAN EMERGING MARKETS PORTFOLIO

     For investors who want more information about Acadian Emerging Markets Portfolio, the following documents are available upon request.


ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of Acadian Emerging Markets Portfolio provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of Acadian Emerging Markets Portfolio during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about Acadian Emerging Markets Portfolio and is incorporated by reference into (legally part of) this prospectus.


HOW TO GET MORE INFORMATION

     Investors can receive free copies of these materials, request other information about the portfolios and make shareholder inquiries by writing to or calling:




                                    UAM Funds
                                  PO Box 419081
                           Kansas City, MO 64141-6081
                      (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683

                                                                      UAM

                                    UAM FUNDS
                                    Funds for the Informed Investor(sm)






THE C & B PORTFOLIOS

Institutional Class Prospectus

                            C & B Equity Portfolio
                            C & B Equity Portfolio for Taxable Investors
                            C & B Mid Cap Equity Portfolio
                            C & B Balanced Portfolio





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representations in the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY.............................................................   1

   WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?.................................   1
   WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?............   1
   WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?............................   2
   HOW HAVE THE PORTFOLIOS PERFORMED?.........................................   3
   WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?..........................   7

INVESTING WITH THE UAM FUNDS..................................................   9

   BUYING SHARES..............................................................   9
   REDEEMING SHARES...........................................................  11
   EXCHANGING SHARES..........................................................  11
   TRANSACTION POLICIES.......................................................  11

ACCOUNT POLICIES..............................................................  14

   SMALL ACCOUNTS.............................................................  14
   DISTRIBUTIONS..............................................................  14
   FEDERAL TAXES..............................................................  14

FUND DETAILS..................................................................  16

   PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS..........................  16
   OTHER INVESTMENT PRACTICES AND STRATEGIES..................................  20
   YEAR 2000..................................................................  20
   INVESTMENT MANAGEMENT......................................................  21
   SHAREHOLDER SERVICING ARRANGEMENTS.........................................  23

FINANCIAL HIGHLIGHTS..........................................................  24

   C & B EQUITY PORTFOLIO.....................................................  24
   C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS...............................   2
   C & B MID CAP EQUITY PORTFOLIO.............................................   2
   C & B BALANCED PORTFOLIO...................................................   4

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     Listed below are the investment objectives of the C & B Portfolios. The C & B Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

C & B EQUITY PORTFOLIO
     C & B Equity Portfolio seeks maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
     C & B Equity Portfolio for Taxable Investors seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

C & B MID CAP EQUITY PORTFOLIO
     C & B Mid Cap Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

C & B BALANCED PORTFOLIO
     C & B Balanced Portfolio seeks maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade debt securities.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     The following is a brief description of the principal investment strategies of the C & B Portfolios. For more information SEE "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

C & B EQUITY PORTFOLIO, C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS AND C & B MID CAP EQUITY PORTFOLIO
     Using the adviser's equity selection process, each portfolio invests primarily in common stocks of companies that the adviser believes are undervalued and possess strong financial positions and consistent and predictable earnings growth.

     C & B Equity Portfolio and C & B Equity Portfolio for Taxable Investors may invest in companies of any size. C & B Mid Cap Equity Portfolio invests in companies whose market capitalizations within the range of companies contained in the S&P MidCap 400 Index, at the time of investment. In addition, the adviser will try to minimize tax consequences within C & B Equity Portfolio for Taxable Investors by managing the amount of realized gains. The adviser attempts to control the realized gains of the portfolio by minimizing portfolio turnover (the frequency with which it buys and sells securities). C & B Equity Portfolio for Taxable Investors may be appropriate for investors who seek total return and whose tax status under federal and state regulations increase the importance of such strategies.


C & B BALANCED PORTFOLIO

     C & B Balanced Portfolio is designed to provide shareholders with a single vehicle with which to participate in the adviser's equity and debt strategies, combined with its asset allocation decisions. The total return of the portfolio will consist of both income and capital appreciation, although the relative proportions will vary according to the composition of the portfolio.

     The portfolio typically invests approximately 60% of its assets in equity securities and 40% in debt securities. Using the equity selection process described above, the portfolio may invest in equity securities of companies of any size. The debt portion of the portfolio will primarily consist of investment-grade debt securities with varying maturities and interest rate schedules.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

     The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

C & B EQUITY PORTFOLIO, C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS AND C & B MID CAP EQUITY PORTFOLIO
     Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

     Investors in the C & B Mid Cap Equity Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

C & B BALANCED PORTFOLIO
     To the extent C & B Balanced Portfolio invests in equity securities, its Shareholders that invest in the portfolio take on the risks that come with investing in equity securities discussed above.

     To the extent the portfolio invests in debt securities, the value of its investments could fall because:

     .    Of market conditions and economic and political events.

     . Interest rates rise, which tends to cause the value of debt securities to fall.

     . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

     Investors also run the risk that the portfolio will be more heavily invested in one type of security when it would be better to invest in the other type of security.

HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

     The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. There is no bar chart or table for C&B Mid Cap Equity Portfolio because it does not have a full calendar year of performance information. Past performance does not guarantee future results.

C & B EQUITY PORTFOLIO

[BAR CHART APPEARS HERE]




     Highest quarter: 16.65% (2nd quarter 1997).
     Lowest quarter: -13.83% (3rd quarter 1998).

                                                                              Since
     Average annual return for periods ended 12/31/98    1 Year   5 Years   Inception*
     -----------------------------------------------------------------------------------
     C & B Equity Portfolio                               8.04%    17.32%     14.88%
     -----------------------------------------------------------------------------------
     S&P 500 Index                                       28.60%    24.05%     18.30%

     * The portfolio began operations on 5/15/90. Index comparisons begin on 4/30/90.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

[BAR CHART APPEARS HERE]




     Highest quarter: 17.30% (4th quarter 1998).
     Lowest quarter: -12.84% (3rd quarter 1998).

     Average annual return for periods ended 12/31/98   1 Year    Since Inception*

                                     1998*






     --------------------------------------------------------------------------------
     C & B Equity Portfolio for Taxable Investors        9.38%          15.51%
     --------------------------------------------------------------------------------
     S&P 500 Index                                       28.60%         28.32%

     * The portfolio began operations jon 2/12/97. Index comparison begin on 1/31/97.

C & B BALANCED PORTFOLIO

[BAR CHART APPEARS HERE]




     Highest quarter: 10.97% (4th quarter 1990).
     Lowest quarter: -6.67% (3rd quarter 1990).

                                                                             Since
     Average annual return for periods ended 12/31/98     1 Year   5 Years  Inception*
     ----------------------------------------------------------------------------------
     C & B Balanced Portfolio                             8.36%    12.53%    11.86%
     ----------------------------------------------------------------------------------
     S&P 500 Index                                       28.60%    24.05%    17.88%
     ----------------------------------------------------------------------------------
     Lehman Government/Corporate Index                    9.47%    7.30%      8.80%
     ----------------------------------------------------------------------------------

     Composite Index+                        20.95%    17.35%    14.25%


     + The Composite Index is a hypothetical index of which 60% reflects S&P 500 Index and 40% the Lehman Brother Government/Corporate Index.

     * the portfolio began operations on 12/29/89. Index comparisons begin on 12/31/89.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO

     This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                                       C & B Equity
                            C & B        Portfolio      C & B Mid        C & B
                            Equity      for Taxable    Cap Equity      Balanced
                          Portfolio      Investors      Portfolio      Portfolio
     -------------------------------------------------------------------------------
     Shareholder Fees (Fees Paid Directly From Your Account)
       Redemption Fee
       (as a percentage
       of amount  redeemed)      --           1.00%#          --             --
     -------------------------------------------------------------------------------
     Annual Fund Operating  Expenses (Expenses That Are Deducted From the Assets of
     a Portfolio)
       Management Fees           0.63%        0.63%           0.63%          0.63%
     -------------------------------------------------------------------------------
       Other Expenses            0.20%        3.86%          11.39%          0.68%
     -------------------------------------------------------------------------------
       Total Expenses            0.83%        4.49%*         12.02%*         1.31%*

     #  Redemption fee applies to shares held for less than one year.

     *  Actual Fees and Expenses

     The ratios stated in the table are higher than the expenses you would have actually paid as an investor in these portfolios. Due to certain expense limits by the adviser and expense offsets, investors in those portfolios actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.

                           C & B Equity Portfolio     C & B Mid Cap      C & B Balanced
                           for Taxable Investors     Equity Portfolio      Portfolio
     ----------------------------------------------------------------------------------
     Actual Expenses             1.00%                   1.00%               1.00%

EXAMPLE

     This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

     This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 Year   3 Years    5 Years   10 Years
     -------------------------------------------------------------------------------
     C & B Equity Portfolio                  $ 85      $ 265     $ 460      $1,025
     -------------------------------------------------------------------------------
     C & B Equity  Portfolio  for  Taxable
     Investors                               $ 450     $1,357    $2,274     $4,606
     -------------------------------------------------------------------------------
     C & B Mid Cap Equity Portfolio          $1,160    $3,241    $5,040     $8,543

     -------------------------------------------------------------------------
     C & B Balanced Portfolio             $133      $415      $718      $1,579
     ------------------------             ----      ----      ----      ------

INVESTING WITH THE UAM FUNDS

BUYING SHARES
-------------------------------------------------------------------------------------
                         TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     --------------------------------------------------------------------------------

     By Mail             Send a check or money order    Send a check and, if possible,
                         and your account application   the "Invest  by Mail" stub
                         to the UAM Funds. Make checks  that accompanied your
                         payable to "UAM Funds" (the    statement to the UAM Funds.
                         UAM Funds will not accept      Be sure your check identifies
                         third-party checks).           clearly your name, account
                                                        number and the portfolio into
                                                        which you want to invest.
     --------------------------------------------------------------------------------
     By Wire             Call the UAM Funds for an      Call the UAM Funds to get a
                         account number and wire        wire control number and wire
                         control number and then        your money to the UAM Funds.
                         send your completed account
                         application to the UAM Funds.

                                             Wiring Instructions
                                            United Missouri Bank
                                               ABA # 101000695
                                                UAM Funds
                                          DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                      account name/wire control number

     ---------------------------------------------------------------------------------

     By Automatic        Not Available                  To set up a plan, mail a
     Investment Plan                                    completed application to the
     (Via ACH)                                          UAM Funds. To cancel or change
                                                        a plan, write to the UAM Funds.
                                                        Allow up to 15 days to create
                                                        the plan and 3 days to cancel
                                                        or change it.
     ---------------------------------------------------------------------------------
     Minimum             $2,500-- regular account       $100
     Investments         $500 -- IRAs
                         $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
------------------------------------------------------------------------------

     BY MAIL     Send  a  letter  signed  by  all  registered  parties  on the account to UAM Funds  specifying the  portfolio,  the account number and the dollar  amount or number of shares you wish to redeem.  Certain  shareholders may have to include additional documents.
     -------------------------------------------------------------------------
     BY          You must first establish the telephone
     TELEPHONE   redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                 Call  1-877-UAM-Link  to redeem  your  shares.  Based on your instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     -------------------------------------------------------------------------
     BY          If your account balance is at least $10,000, you may
     SYSTEMATIC transfer as little as $100 per month from your UAM account WITHDRAWAL to your financial institution.
     PLAN (VIA
     ACH)        To participate in this service, you must complete the
                 appropriate sections of the account application and mail it to the UAM Funds.


EXCHANGING SHARES
------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


TRANSACTION POLICIES
------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New Yor

     Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.


IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.


PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.


SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.


TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


RIGHTS RESERVED BY THE UAM FUNDS


     PURCHASES

     At any time and without notice, the UAM Funds may:

     .  Stop offering shares of a portfolio.

     .  Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .  Trading on the NYSE is restricted.

     .  The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.


     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .  Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.


DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.


BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the C & B Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find more information on each portfolio's recent strategies and holdings in the current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.


C & B EQUITY PORTFOLIO, C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS AND C & B MID CAP EQUITY PORTFOLIO

     C & B Equity Portfolio and C & B Equity Portfolio for Taxable Investors may invest in equity securities of companies of any size. C & B Mid Cap Equity Portfolio invests primarily in equity securities of companies whose market capitalizations within the range of the companies contained in the S&P MidCap 400 Index, at the time of investment. The portfolio will not necessarily sell securities of companies whose capitalization drifts outside of the target range. As of December 31, 1998, the S&P MidCap 400 Index had a weighted average market capitalization of $3.47 billion and was comprised of companies with market capitalizations ranging from $243 million to $11.46 billion.

     C & B Equity Portfolio for Taxable Investors attempts to minimize the frequency with which it sells securities (i.e., portfolio turnover). A rate of turnover of 100% would occur, for example, if the portfolio replaced all of the securities it held within one year. As discussed under "Federal Taxes," taxable gains realized from the sale of securities are distributed to investors every year. The adviser attempts to reduce the amount of such taxable gains by minimizing portfolio turnover. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the portfolio. For example, the portfolio may forego the opportunity to realize gains or reduce losses because of this policy. The adviser intends to balance these tax considerations with portfolio trading needs and reserves the right to engage in short-term trading if market conditions warrant such trading.


     EQUITY SECURITY SELECTION PROCESS

     The adviser selects equity securities based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

     .  High return on equity.

     .  Strong balance sheets.

     .  Industry leadership position.

     . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

     .  Excellent fixed cost coverage ratios.

     . A dividend and/or share repurchase policy that is beneficial to investors.

     The adviser further narrows the universe of acceptable investments by undertaking intensive on-site research, including interviews with top management, to identify companies with strong management.

     The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this universe. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The portfolio buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

     In addition, the adviser regularly reviews the investments of the portfolio. The portfolio sells securities when the adviser believes:

     .  Believes they are no longer attractive because of price appreciation.

     .  The fundamental outlook of the company has changed significantly.

     .  Alternatives that are more attractive are available.

     The adviser believes that the companies that survive its rigorous evaluation process are high-quality, well-managed companies, which may be less volatile than the stock market in difficult economic environments. Generally, the adviser prefers to hold a smaller number of securities in the portfolios, e.g., stocks of 25 to 40 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the portfolios and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its emphasis on quality and low risk will protect the portfolios' assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in superior returns with reduced risk.


     EQUITY SECURITIES

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.


C & B BALANCED PORTFOLIO

     C & B Balanced Portfolio is designed to provide shareholders with a single vehicle with which to participate in the adviser's equity and debt strategies combined with its asset allocation decisions. The total return of the portfolio will consist of both income and capital appreciation, although the relative proportions of each will vary according to the composition of the portfolio. Typically, the portfolio will invest 60% of its assets in equity securities and 40% in debt securities, although the adviser may vary the composition of the portfolio as market conditions warrant. The portfolio will invest at least 25% of its total assets in senior debt securities, including preferred stock. The debt portion of the portfolio will primarily consist of investment-grade debt securities.

     The adviser selects equity securities for the portfolio using the process described above for the three other C&B Portfolios. C & B Balanced Portfolio may invest in equity securities of companies of any size. The portfolio usually holds bonds until maturity.

     RISKS OF INVESTING IN DEBT SECURITIES

     A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), commercial paper and certificates of deposit.

     The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolios may invest in derivatives and may deviate from their investment strategies from time to time. In addition, they may employ investment practices that are not described in this prospectus, such as foreign securities, repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.


DERIVATIVES

     Each portfolio may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .  Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.


YEAR 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Cooke & Bieler, Inc., a Pennsylvania corporation located at 1700 Market Street, Philadelphia, PA 19103, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

     Set forth in the table below are the management fees the portfolios paid to the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. In addition, the adviser has voluntarily agreed to limit the expenses of the portfolios to 1.00% of their average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice.


                                        C & B Equity
                                       Portfolio for    C & B Mid Cap
                      C & B Equity        Taxable           Equity       C & B Balanced
                        Portfolio        Investors        Portfolio         Portfolio
             %                     %                %               %
     -----------------------------------------------------------------------------------
     Management fees      0.63%          0.00%*          0.00%*           0.32%

     *  The advisor waived its entire management fee.

PORTFOLIO MANAGERS

     A team of investment professionals is primarily responsible for the day-to-day management of the portfolios. Listed below are the investment professionals of the adviser that comprise the team and a description of their business experience during the past five years.

     Name & Title             Experience
     ---------------------------------------------------------------------------
     John J. Medveckis        A.B., University of Cincinnati.
     Partner                  and Director He has been a member of the adviser
                              since 1973 and has managed the portfolios since
                              inception.
     ---------------------------------------------------------------------------
     R. James O'Neil          B.A., cum laude, Colby College.
     Vice President           M.B.A., Harvard University.
                              He is a Chartered Financial Analyst. Mr. O'Neil
                              has been a member of the firm since 1988 and he
                              has been a Vice President since before 1994.
     ---------------------------------------------------------------------------
     Peter A. Thompson        B.A., Princeton University
     Vice                     President M.B.A., Colgate Darden School of
                              Business Administration. He has been a member of
                              the adviser since 1989 and has been a Vice
                              President since before 1994.
     ---------------------------------------------------------------------------
     Michael M. Meyer         B.A., cum laude, Davidson College.
     Associate                M.B.A., The Wharton School, University of
                              Pennsylvania.
                              He has been a member of the adviser since 1993 He
                              is a Chartered Financial Analyst. Mr. Meyer has
                              been a member of the adviser since 1993 and he has
                              been an associate of the adviser since before
                              1994.
     ---------------------------------------------------------------------------
     Kermit S. Eck            B.S., Montana State University.
     Vice President           M.B.A., Stanford University.
                              He is a Chartered Financial Analyst. Mr. Eck has
                              been a member and Vice President of the firm since
                              1993.
     ---------------------------------------------------------------------------
     James R. Norris          B.A.S., Guilford College.
     Principal                M.B.A., University of North Carolina.
                              Mr. Norris joined the adviser in March 1998 as a Vice President. Mr. Norris was co-chief Investment
                              Officer from September 1997 to March 1998 at
                              Sturdivant & Co. From May 1998 to September 1997, he was a Senior Vice President of Equity Portfolio
                              Management at Sterling Capital Management.

     ---------------------------------------------------------------------------
     Mehul Trivedi            B.S. and B.A., University of Pennsylvania.
     Research Associate       M.B.A., The Wharton School, University of
                              Pennsylvania.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.


C & B EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
     Fiscal Year Ended October
     31,                                      1998       1997      1996       1995      1994
     ------------------------------------------------------------------------------------------------------
     Net Asset Value,
     Beginning of Year                       $ 16.71    $ 17.89   $ 15.68    $ 13.13   $ 13.06
     ------------------------------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                     0.18       0.25      0.36       0.34      0.31
      Net Gains or Losses on
        Securities (Realized
        and Unrealized)                         0.76       3.82      2.94       2.55      0.28
     -------------------------------------------------------------------------------------------------------
      Total From Investment
          Operations                            0.94       4.07      3.30       2.89      0.59
     -------------------------------------------------------------------------------------------------------
      Less Distributions
      Dividends (From Net
        Investment Income)                     (0.19)     (0.26)    (0.35)     (0.34)    (0.30)
      Distributions (From
        Capital Gains)                         (3.88)     (4.99)    (0.74)        --     (0.18)
      In Excess of Net
        Realized Gain                             --         --        --         --     (0.04)
     -------------------------------------------------------------------------------------------------------
       Total Distributions                     (4.07)     (5.25)    (1.09)     (0.34)    (0.52)
     -------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Year            $ 13.58    $ 16.71   $ 17.89    $ 15.68   $ 13.13
     =======================================================================================================

     ======================================================================================================
     Total Return                               6.56%     30.43%    21.99%       22.28%        4.67%
     ======================================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                        $ 159,256  $ 149,848 $ 169,044   $ 2 45,813    $ 208,937
      Ratio of Expenses to
        Average Net Assets                      0.83%      0.83%     0.81%      0.79%      0.82%
      Ratio of Net Investment
        Income to  Average  Net
        Assets                                  1.26%      1.47%     1.92%      2.35%      2.39%
      Portfolio Turnover Rate                     43%        55%       29%        42%        46%

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
--------------------------------------------------------------------------------------------------------------------
     Fiscal Year Ended October 31,                                                        1998           1997#
     ---------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                                                   $  11.45       $  10.00
     ---------------------------------------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                                                                   0.14           0.11
      Net Gains or Losses on Securities (Realized and Unrealized)                             0.79@          1.44
     ---------------------------------------------------------------------------------------------------------------
       Total From Investment Operations                                                       0.93           1.55
     ---------------------------------------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net Investment Income)                                                 (0.15)         (0.10)
     ---------------------------------------------------------------------------------------------------------------
       Total Distributions                                                                   (0.15)         (0.10)
     ---------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Year                                                         $  12.23       $  11.45
     ===============================================================================================================
     Total Return+                                                                            8.16%      $  15.54%**
     ===============================================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year (Thousands)                                                 $  3,492       $    993
      Ratio of Expenses to Average Net Assets                                                 1.01%          1.00%*
      Ratio of Net Investment Income to Average Net Assets                                    1.24%          1.57%*
      Portfolio Turnover Rate                                                                   49%             3%



C & B MID CAP EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

     Fiscal Year Ended October 31,                                                                            1998++
     -----------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                                                                   $  10.00
     -----------------------------------------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                                                                                   0.05
      Net Gains or Losses on Securities (Realized and Unrealized)                                            (0.32)
     -----------------------------------------------------------------------------------------------------------------
       Total From Investment Operations                                                                      (0.27)
     -----------------------------------------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net Investment Income)                                                                 (0.04)
     -----------------------------------------------------------------------------------------------------------------
       Total Distributions                                                                                   (0.04)
     -----------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Year                                                                         $   9.69
     =================================================================================================================
     Total Return+                                                                                           (2.71)%**
     =================================================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year (Thousands)                                                                 $  1,033

      Ratio of Expenses to Average Net Assets                                   1.01%*
      Ratio of Net Investment Income to Average Net Assets                      0.86%*
      Portfolio Turnover Rate                                                     37%



     # For the period February 12, 1997 (commencement of operations) to October 31, 1997. ++ For the period February 18, 1998 (commencement of operations) to October 31, 1998.
     @ The amount shown for the year ended October 31, 1998, for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the portfolio.
     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the period indicated.
     *    Annualized.
     **   Not Annualized.

C & B Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------
     Fiscal Year Ended October 31,                1998        1997        1996       1995       1994
     -------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year           $ 13.75     $ 12.94     $ 13.13    $ 11.86    $ 12.68
     -------------------------------------------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                          0.41        0.42        0.45       0.52       0.48
      Net Gains or Losses on Securities
       (Realized and Unrealized)                     0.66        1.98        1.29       1.51      (0.39)
     -------------------------------------------------------------------------------------------------------------------
       Total From Investment Operations              1.07        2.40        1.74       2.03       0.09
     -------------------------------------------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net Investment
       Income)                                      (0.41)      (0.44)      (0.45)     (0.52)     (0.47)
      Distributions (From Capital
        Gains)                                      (1.57)      (1.15)      (1.48)     (0.24)     (0.44)
     -------------------------------------------------------------------------------------------------------------------
       Total Distributions                          (1.98)      (1.59)      (1.93)     (0.76)     (0.91)
     -------------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period               $ 12.84     $ 13.75     $ 12.94   $  13.13    $ 11.86
     ===================================================================================================================
     Total Return+                                   8.56%      20.39%      14.70%     17.83%      0.74%
     ===================================================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                               $ 20,313    $ 24,066    $ 22,629   $24,146    $32,077
      Ratio of Expenses to Average
        Net Assets                                    1.00%       1.00%       1.00%     1.00%     1.00%
     Ratio of Net Investment
        Income to Average Net Assets                  2.97%       3.20%       3.51%     3.80%     3.84%
      Portfolio Turnover Rate                           24%         35%         21%       22%       24%

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the period indicated.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.


                                                        Trading       CUSIP        Portfolio
                                                         Symbol       Number         Number
     ----------------------------------------------------------------------------------------------
     C&B Equity Portfolio                                 CBEQX      902555606        632
     ----------------------------------------------------------------------------------------------
     C&B Equity Portfolio for Taxable Investors            N/A       902555390        633
     ----------------------------------------------------------------------------------------------
     C&B Mid Cap Equity Portfolio                          N/A       902555382        634
     ----------------------------------------------------------------------------------------------
     C&B Balanced Portfolio                               CBBAX      902555507        631

The C & B Portfolios

     For investors who want more information about the C & B Portfolios, the following documents are available upon request.

Annual/Semi-Annual Reports
     The annual and semi-annual reports of C & B Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the C & B Portfolios during the last fiscal year.

Statement of Additional Information
     The SAI contains additional detailed information about the C & B Portfolios and is incorporated by reference into (legally part of) this prospectus.


How to Get More Information

     Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com


     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.


     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                         UAM FUNDS

                                         Funds for the Informed Investor(SM)


THE DSI PORTFOLIOS

INSTITUTIONAL CLASS PROSPECTUS

                                         DSI Small Cap Value Portfolio
                                         DSI Disciplined Value Portfolio
                                         DSI Balanced Portfolio
                                         DSI Limited Maturity Bond Portfolio
                                         DSI Money Market Portfolio



                                                                             UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY.................................................   1

 What are the Objectives of the Portfolios?.......................   1
 What are the Principal Investment Strategies of the Portfolios?..   1
 What are the Principal Risks of the PortfolioS?..................   2
 How have the Portfolios Performed?...............................   4
 What are the Fees and Expenses of the Portfolios?................   7

INVESTING WITH THE UAM FUNDS......................................   9

 Buying Shares....................................................   9
 Redeeming Shares.................................................  11
 Exchanging Shares................................................  11
 Transaction Policies.............................................  11

ACCOUNT POLICIES..................................................  14

 Small Accounts...................................................  14
 Distributions....................................................  14
 Federal Taxes....................................................  14

FUND DETAILS......................................................  16

 Principal Investments and Risks of The Portfolios................  16
 Other Investment Practices and Strategies........................  20
 Year 2000........................................................  21
 Investment Management............................................  22
 Shareholder Servicing Arrangements...............................  28

FINANCIAL HIGHLIGHTS..............................................  30

 DSI Disciplined Value Portfolio..................................  30
 DSI Balanced Portfolio...........................................  32
 DSI Limited Maturity Bond Portfolio..............................  32
 DSI Money Market Portfolio.......................................  34

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  Listed below are the investment objectives of the DSI Portfolios. The DSI Portfolios cannot guarantee they will meet their investment objectives. Only DSI Small Cap Value Portfolio may change its investment objective without shareholder approval.

DSI SMALL CAP VALUE PORTFOLIO

  DSI Small Cap Value Portfolio seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller capitalized companies.

DSI DISCIPLINED VALUE PORTFOLIO

  DSI Disciplined Value Portfolio seeks maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

DSI BALANCED PORTFOLIO

  DSI Balanced Portfolio seeks maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment-grade debt and money market securities.

DSI LIMITED MATURITY BOND PORTFOLIO

  DSI Limited Maturity Bond Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in investment-grade debt securities

DSI MONEY MARKET PORTFOLIO

  DSI Money Market Portfolio seeks maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment-grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the U.S. government, as well as repurchase agreements collateralized by such securities.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of the DSI Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

DSI SMALL CAP VALUE PORTFOLIO

  Normally, DSI Small Cap Value Portfolio invests at least 65% of its assets in equity securities of companies whose market capitalization falls within the range of the Russell 2000 Index.

DSI DISCIPLINED VALUE PORTFOLIO

  DSI Disciplined Value Portfolio invests primarily in common stocks of mid to large market capitalization companies. The adviser selects securities for the portfolios using a bottom-up selection process that focuses upon stocks of statistically undervalued yet sound companies that are likely to show improving fundamental prospects. The adviser looks for companies that possess an identifiable catalyst for change.

DSI LIMITED MATURITY BOND PORTFOLIO

  DSI Limited Maturity Bond Portfolio invests primarily in investment-grade debt securities. The adviser expects to manage the portfolio actively by identifying sectors or securities in the market that are inefficiently valued. The portfolio will maintain an average weighted maturity of less than six years.

DSI BALANCED PORTFOLIO

  DSI Balanced Portfolio typically invests 60% of its assets in equity securities and 40% in debt securities. The adviser selects equity securities for the portfolio using the same approach that it uses for DSI Disciplined Value Portfolio and it chooses debt securities for the portfolio using the approach it follows for DSI Limited Maturity Bond Portfolio.

DSI MONEY MARKET PORTFOLIO

  DSI Money Market Portfolio invests in high quality short-term instruments that
  (1) the adviser has determined present minimal credit risks and (2) are eligible securities under Rule 2a-7 of the Investment Company Act of 1940 at the time of acquisition. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
  Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

DSI DISCIPLINED VALUE AND SMALL CAP VALUE PORTFOLIOS

  Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  DSI Disciplined Value and Small Cap Value Portfolios are value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.

  Investors in DSI Small Cap Value Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

DSI LIMITED MATURITY

  Since the portfolio invests in debt securities, the value of its investments could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

DSI BALANCED PORTFOLIO

  To the extent DSI Balanced Portfolio invests in equity and debt securities, its shareholders will take on the risks that come with investing in those types of securities. Investors also run the risk that the portfolio will be more heavily invested in one type of security when it would be better to invest in the other type of security.

DSI MONEY MARKET PORTFOLIO

  The portfolio invests primarily in debt securities. Therefore, the value of your investment may decline because of a change in interest rates or a default on a security. The rate of income of the portfolio will vary from day to day depending on short-term interest rates. The portfolio seeks to maintain a stable net asset value (NAV) of $1.00 per share, but cannot guarantee that it you will not lose money.

HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

  The bar charts and tables below illustrate how the performance of each portfolio other than DSI Small Cap Value and Balanced Portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. There is no performance bar chart or table for DSI Small Cap Value Portfolio because it does not have a full calendar year of performance information. Past performance does not guarantee future results.

DSI DISCIPLINED VALUE PORTFOLIO


[CHART APPEARS HERE]





  Highest quarter: 15.70% (2nd quarter 1997).

  Lowest quarter: -15.96% (3rd quarter 1990).

  Average annual return for periods ended 12/31/98       1 Year         5 Years        Since Inception*
  --------------------------------------------------------------------------------------------------------
  DSI Disciplined Value Portfolio                        10.19%         16.69%          13.25%
  --------------------------------------------------------------------------------------------------------
  S&P 500 Index                                          28.60%         24.05%          18.02%


  * The portfolio began operations on 12/12/89. Index comparisons begin on 11/30/89.

DSI BALANCED PORTFOLIO


  [CHART APPEARS HERE]





  Highest quarter: 8.82% (1st quarter 1998).

  Lowest quarter: 5.79% (3rd quarter 1998).








  Average annual return for periods ended 12/31/98       1 Year         Since Inception*
  ---------------------------------------------------------------------------------------
  DSI Balanced Portfolio                                  9.41%             10.17%
  ---------------------------------------------------------------------------------------
  S&P 500 Index                                          28.60%             28.60%
  ---------------------------------------------------------------------------------------
  Lehman Brothers Government/Corporate Index              8.69%              8.69%
  ---------------------------------------------------------------------------------------
  U.S.  3-Month Treasury Bill Average                     4.88%              4.88%
  ---------------------------------------------------------------------------------------
  Balanced Index+                                        18.45%             18.45%


  * The portfolio began operations on 12/22/97. Index comparisons begin on 12/31/97.

  + Balanced Index is a combined index of which 50% reflects S&P 500 Index, 30% the Lehman Brothers Aggregate Index and 5% the U.S. 3-Month Treasury Bill Average.

DSI LIMITED MATURITY BOND PORTFOLIO

  [CHART APPEARS HERE]

  Highest quarter: 5.47% (4th quarter 1991).

  Lowest quarter: -1.94% (1st quarter 1994).

  Average annual return for periods ended 12/31/98                  1 Year         5 Years             Since Inception*
  -----------------------------------------------------------------------------------------------------------------------
  DSI Limited Maturity Bond Portfolio                                5.38%          5.30%                  6.61%
  -----------------------------------------------------------------------------------------------------------------------
  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index          0.68%          7.28%                  7.55%
  -----------------------------------------------------------------------------------------------------------------------
  Lipper 1-5 Year Short Investment Grade Debt Funds Average          7.02%          5.96%                  7.18%

  * The portfolio began operations on 12/18/89. Index comparisons begin on 12/31/89.

DSI MONEY MARKET PORTFOLIO

  [CHART APPEARS HERE]

  Highest quarter: 1.95% (3rd quarter 1990).

  Lowest quarter: 0.64% (1st  quarter 1993).

  For the current 7-day yield of the DSI Money Market Portfolio please call (toll free) 1-877-UAM LINK (826-5465)

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

  This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                                                                 Limited
                           Small Cap         Disciplined         Maturity                      Money
                             Value              Value             Bond          Balanced       Market
                           Portfolio+        Portfolio           Portfolio      Portfolio      Portfolio
                           ----------        -----------         ---------      ---------      ---------
  Management Fees            0.85%              0.75%              0.45%          0.45%          0.40%
  -----------------------------------------------------------------------------------------------------
  Other Expenses             0.55%              0.29%              0.52%          0.37%          0.19%
  -----------------------------------------------------------------------------------------------------
  Total Expenses             1.40%*             1.04%              0.97%          0.82%*         0.59%*


  + Since the portfolio is new, it has estimated its expenses for its fiscal year ending October 31, 1999. For purposes of estimating its expenses, the portfolio assumed its average daily assets would be $25 million.

  *  Actual Fees and Expenses

  The ratios stated in the table are higher than the expenses you would have actually paid as an investor in the portfolio. Due to fee waivers by the adviser for DSI Money Market Portfolio and expense offsets for all of the portfolios, investors the DSI Money Market and Balanced Portfolios actually paid the following operating expenses table below during the fiscal year ended October 31, 1998. Due to fee waivers by the advisors, DSI Small Cap Value Portfolio expects its investors to pay the amount listed in the table below during the fiscal year ending October 31, 1999. The adviser may cancel its expense limitations at any time.

                         Small Cap Value                                        Money Market
                            Portfolio             Balanced Portfolio             Portfolio
  ---------------------------------------------------------------------------------------------
  Actual Expenses             1.30%                    0.73%                        0.36%

EXAMPLE

  This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 Year         3 Years        5 Years        10 Years
  ---------------------------------------------------------------------------------------------
  Small Cap Value Portfolio              $143           $443            N/A             N/A
  ---------------------------------------------------------------------------------------------
  Disciplined Value Portfolio            $106           $331           $574          $1,271
  ---------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio        $ 99           $309           $536          $1,190
  ---------------------------------------------------------------------------------------------
  Balanced Portfolio                     $ 84           $262           $455          $1,014

     ---------------------------------------------------------------------------
     Money Market Portfolio             $60       $189      $329      $738

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

               TO OPEN AN ACCOUNT                 TO BUY MORE SHARES
     ---------------------------------------------------------------------------
     By Mail   Send a check or money order        Send a check and, if possible,
               and your account application       the "Invest by Mail" stub that
               to the UAM Funds.  Make checks     accompanied your statement to
               payable to "UAM Funds" (the UAM    the UAM Funds. Be sure your
               Funds will not accept third-party  check identifies clearly your
               checks).                           name, account number and the
                                                  portfolio into which you want
                                                  to invest.

     ---------------------------------------------------------------------------
     By Wire   Call the UAM Funds for an account  Call the UAM Funds to get a
               number and wire control number     wire control number and wire
               and then send your completed       your money to the UAM Funds.
               account application to the UAM
               Funds.

                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number

     ---------------------------------------------------------------------------
     By Automatic   Not Available                 To set up a plan, mail a
     Investment                                   completed application to the
     Plan (Via ACH)                               UAM Funds. To cancel or change
                                                  a plan, write to the UAM
                                                  Funds. Allow up to 15 days to
                                                  create the plan and 3 days to
                                                  cancel or change it.


     ---------------------------------------------------------------------------



     Minimum        $2,500 -- regular accounts    $100
     Investments    $500 -- IRAs
                    $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
     By Mail        Send a letter signed by all registered parties on the
                    account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.
     ---------------------------------------------------------------------------
     By Telephone   You must first establish the telephone redemption privilege
                    (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                    Call 1-877-UAM-Link to redeem your shares. Based on your
                    instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
     By             If your account balance is at least $10,000, you may
     Systematic     transfer as little as $100 per month from your UAM account
     Withdrawal     to your financial institution.
     Plan (Via
     ACH)           To participate in this service, you must complete the
                    appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------
     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. To receive the NAV of DSI Money Market Portfolio on any given day, the UAM Funds must accept your order by 12:00 noon (Eastern Time). To receive the NAV of any other portfolio on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     Buying Or Selling Shares Through A Financial Intermediary

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value. DSI Money Market Portfolio values its assets at amortized cost.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

     Purchases

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares of a portfolio.

     .    Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     Redemptions

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .    Trading on the NYSE is restricted.

     .    The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     Exchanges

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .    Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
     DSI Money Market Portfolio declares daily and distributes monthly its net investment income. The other DSI Portfolios normally distribute their net investment income monthly. In addition, all of the DSI Portfolios distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
     The following is a summary of the federal income tax consequences of investing in these portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent a portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolios received from sources in foreign countries. The portfolios may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the DSI Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

DSI SMALL CAP VALUE AND DSI DISCIPLINED VALUE PORTFOLIOS

     DSI Small Cap Value Portfolio normally invests at least 65% of its assets in equity securities of companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 1998, the Russell 2000 Index had a weighted average market capitalization of $880 million and consisted of companies with market capitalizations from $4.4 million to $3.21 billion.

     DSI Disciplined Value Portfolio normally invests at least 80% of its assets in equity securities (primarily in common stocks) of mid to large market capitalization companies. DSI Disciplined Value Portfolio maintains a high degree of diversification generally with a representation in all of the Standard & Poor's 500 Composite Price Stock Index economic sectors. The adviser selects securities for the portfolios using a bottom-up selection process that focuses upon stocks of statistically undervalued yet sound companies that are likely to show improving fundamental prospects with an identifiable catalyst for change. The catalysts may include any of the following: improving fundamentals; a new product; new management; industry or company restructuring; a strategic acquisition; regulatory changes, etc. Using quantitative screening parameters such as relative price/ earnings ratio, relative dividend yield, relative price to book ratio, debt-adjusted price to sales and other financial ratios, the advisor identifies potentially undervalued securities. These securities are also screened by "earnings per share" revisions, which measure the change in earnings estimate expectations. The adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The portfolio will sell a stock for the following reasons:

     .    It reaches the target price set by the adviser.

     . The adviser decides the stock is statistically overvalued using the same quantitative screens it analyzed in the selection process.

     . the earnings expectations or fundamental outlook for the company have deteriorated.

     As market timing is not an important part of the adviser's investment strategy, cash reserves will normally represent a small portion of the portfolio's assets (under 20%).

     Equity Securities

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

DSI LIMITED MATURITY BOND PORTFOLIO

     DSI Limited Maturity Bond Portfolio seeks to achieve its objective by investing primarily in investment-grade debt securities. The portfolio will only invest in municipal bonds it expects the return to be greater than or equal to a taxable investment. The portfolio normally invests at least 80% of its assets in debt securities.

     Although the adviser intends to invest the assets of the portfolio in the investment-grade debt securities, it may also invest up to 10% of the assets of the portfolio in below investment-grade debt securities, preferred stocks and convertible securities. In the case of convertible securities, the portfolio may exercise the conversion privilege, but will sell the common stocks its receives. The adviser expects to manage the portfolio actively and add value by selecting debt securities in sectors that its analytical tools identify as undervalued, compared to the market, and meet its criteria in terms of cash flow, credit prospects and market liquidity. The adviser sell securities in the portfolio using the same tools to identify significantly overvalued securities in sectors due to changes in market conditions or changes specific to an individual security. In general, the adviser does not rely on interest rate forecasts as a tool to indicate purchase or sale of securities.

     Debt Securities

     A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), Yankee bonds, commercial paper and certificates of deposit.

     The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

DSI BALANCED PORTFOLIO

     DSI Balanced Portfolio seeks to achieve its objective by investing in a diversified portfolio of equity, primarily investment-grade debt and money market securities. It is designed to provide shareholders with a single vehicle with which to participate in the adviser's equity and debt strategies combined with the adviser's asset allocation decisions.

     The portfolio normally invests 40%-75% of its assets in equity securities, 25% to 60% of its assets in debt-securities and up to 25% in cash and cash equivalents. Within those ranges, the adviser can vary the composition of the portfolio as and on average intends to invest 60% of its assets in equity securities and 40% in debt securities. The portfolio will invest at least 25% of its total assets in senior debt securities, including preferred stock. The debt portion of the portfolio will ordinarily maintain an average weighted maturity of between 3 and 10 years and average duration of between 4 and 7 years.

     The adviser selects equity, debt and money market securities for the portfolio using approaches similar to those it uses for DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios.

DSI MONEY MARKET PORTFOLIO

     DSI Money Market Portfolio invests in securities that (1) the adviser has determined present minimal credit risks and (2) are eligible securities under Rule 2a-7 of the Investment Company Act of 1940 at the time of acquisition. The portfolio will also comply with the diversification requirements of Rule 2a-7. Consequently, the portfolio presently invests in instruments that mature within 397 days and maintain an average weighted maturity of 90 days or less. The portfolio will invest in U.S. dollar-denominated certificates of deposit, and bankers' acceptances, commercial paper (including variable amount master demand notes), short-term corporate obligations, U.S. government securities, and repurchase agreements.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
     As described below, the portfolios may invest in derivatives and may deviate from their investment strategies from time to time. In addition, they may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

FOREIGN INVESTMENTS

     Each portfolio will invest the majority of its assets in U.S. dollar denominated securities. Using the same credit quality standards applied to domestic securities, DSI Small Cap Value, Disciplined Value and Limited Maturity Bond Portfolios also may invest in foreign securities. The foreign investments of DSI Disciplined Value Portfolio are limited to 20% of its assets. Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

DERIVATIVES

     Each portfolio, except DSI Money Market Portfolio, may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .  Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

PORTFOLIO TURNOVER

     The portfolios may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Dewey Square Investors Corporation, located at One Financial Center, Boston, Massachusetts 02111, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1984.

     Set forth in the table below are the management fees each portfolio other than DSI Small Cap Value Portfolio paid to the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. Pursuant to its Investment Advisory Agreement, DSI Small Cap Value Portfolio pays the adviser a fee at the annual rate of 0.75% of its average net assets. In addition, the adviser has voluntarily agreed to limit its management fee for DSI Small Cap Value Portfolio and DSI Money Market Portfolio to 0.85% and 0.18% of average net assets, respectively. The adviser intends to continue to limit its fees until further notice.

                           DSI Limited
       DSI Disciplined    Maturity Bond    DSI Balanced     DSI Money Market
       Value Portfolio      Portfolio        Portfolio          Portfolio
     -------------------------------------------------------------------------
            0.75%             0.45%            0.36%              0.40%

PORTFOLIO MANAGERS

     Listed below are the investment professionals of the adviser who are primarily responsible for the day-to-day management of the portfolios and a description of their business experience during the past five years.

                                        UAM Funds

                                        Funds for the Informed Investor(SM)






THE DSI PORTFOLIOS

Institutional Service Class Prospectus

                        DSI Disciplined Value Portfolio




                                                                             UAM


     The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense

TABLE OF CONTENTS

PORTFOLIO SUMMARY................................................................   1

   What are the Objectives of the Portfolio?.....................................   1
   What are the Principal Investment Strategies of the Portfolio?................   1
   What are the Principal Risks of the Portfolio?................................   2
   How has the Portfolio Performed?..............................................   2
   What are the Fees and Expenses of the Portfolio?..............................   4

INVESTING WITH THE UAM FUNDS.....................................................   5

   Buying Shares.................................................................   5
   Redeeming Shares..............................................................   7
   Exchanging Shares.............................................................   7
   Transaction Policies..........................................................   7

ACCOUNT POLICIES................................................................   10

   Small Accounts...............................................................   10
   Distributions................................................................   10
   Federal Taxes................................................................   10

FUND DETAILS....................................................................   12

   Principal Investments and Risks of the Portfolios............................   12
   Other Investment Practices and Strategies....................................   13
   Year 2000....................................................................   14
   Investment Management........................................................   15
   Shareholder Servicing Arrangements...........................................   18

FINANCIAL HIGHLIGHTS............................................................   20

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIO?
--------------------------------------------------------------------------------
     DSI Disciplined Value Portfolio seeks maximum long-term total return consistent with reasonable risk to principal through diversified equity investments. The DSI Disciplined Value Portfolio cannot guarantee it will meet its investment objectives. The portfolio may not change its investment objective without shareholder approval.

















WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE
--------------------------------------------------------------------------------

PORTFOLIO?
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies of the DSI Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."




     DSI Disciplined Value Portfolio invests primarily in common stocks of mid to large market capitalization companies. The adviser selects securities for the portfolios using a bottom-up selection process that focuses upon stocks of statistically undervalued yet sound companies that are likely to show improving fundamental prospects. The adviser looks for companies that possess an identifiable catalyst for change.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
--------------------------------------------------------------------------------

     The following is a summary of the principal risks associated with investing in the portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."


RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.


DSI DISCIPLINED VALUE PORTFOLIO


     Since the portfolio invests mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

     DSI Disciplined Value Portfolio is value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.


HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------
     The bar chart and table below illustrate how the performance of the portfolio has varied from year to year. The following bar chart shows the investment returns of the portfolio for each calendar year since its first full calendar year. The table following the bar chart compares the portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.




     [BAR CHART APPEARS HERE]


     Highest quarter: 14.59% (1st quarter 1998).
     Lowest quarter: -13.52% (3rd quarter 1998).





     Average annual return for periods ended 12/31/98   1 Year  Since Inception*
     ---------------------------------------------------------------------------
     DSI Disciplined Value Portfolio                     9.87%      13.02%
     ---------------------------------------------------------------------------
     S&P 500 Index                                      28.60%      28.25%

     * The portfolio began operations on 5/23/97. Index comparisons began on 5/30/97.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)


     This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio.


     ---------------------------------------------------------------------------
     Management Fees                                0.75%
     ---------------------------------------------------------------------------
     Service (12b-1) Fees                           0.25%
     ---------------------------------------------------------------------------
     Other Expenses                                 0.29%
     ---------------------------------------------------------------------------




     Total Expenses                                 1.29%

EXAMPLE


     This example can help you to compare the cost of investing in this portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above throughout the period of your investment.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:





           1 Year              3 Years           5 Years           10 Years
     ---------------------------------------------------------------------------
            $131                $409              $708             $1,556

INVESTING WITH THE UAM FUNDS

Buying Shares
-------------------------------------------------------------------------------

                         TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     ---------------------------------------------------------------------------------
     By Mail             Send a check or money          Send a check and, if
                         order and your account         possible, the "Invest by
                         application to the UAM         Mail" stub that accompanied
                         Funds. Make checks             your statement to the UAM
                         payable to "UAM Funds"         Funds. Be sure your check
                         (the UAM Funds will not        identifies clearly your
                         accept third-party             name, account number and
                         checks).                       the portfolio into which
                                                        you want to invest.
     ---------------------------------------------------------------------------------
     By Wire             Call the UAM Funds for         Call the UAM Funds to get a
                         an account number and          wire control number and
                         wire control number and        wire your money to the UAM
                         then send your completed       Funds.
                         account application to
                         the UAM Funds.
                                             Wiring Instructions
                                            United Missouri Bank
                                               ABA # 101000695
                                                 UAM Funds
                                           DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                      account name/wire control number
     ---------------------------------------------------------------------------------
     By Automatic        Not Available                  To set up a plan, mail a
     Investment Plan                                    completed application to
     (Via ACH)                                          the UAM Funds. To cancel
                                                        or change a plan, write
                                                        to the UAM Funds. Allow
                                                        up to 15 days to create
                                                        the plan and 3 days to
                                                        cancel or change it.
     ---------------------------------------------------------------------------------
     Minimum             $2,500 -- regular account       $100
     Investments         $500 -- IRAs
                         $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                  (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
     By Mail          Send a letter signed by all registered parties on the
                      account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish
                      to redeem. Certain shareholders may have to include
                      additional documents.
     ---------------------------------------------------------------------------
     By               You must first establish the telephone redemption
     Telephone        privilege (and, if desired, the wire redemption privilege)
                      by completing the appropriate sections of the account application.

                      Call 1-877-UAM-Link to redeem your shares. Based on your
                      instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
     By               If your account balance is at least $10,000, you may
     Systematic       transfer as little as $100 per month from your UAM account
     Withdrawal       to your financial institution.
     Plan (Via
     ACH)             To participate in this service, you must complete the
                      appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolio calculates its NAV as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

     PURCHASES

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares of a portfolio.

     .    Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .    Trading on the NYSE is restricted.

     .    The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .    Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
     Normally, the portfolio distributes its net investment income quarterly. In addition, it distributes any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in this portfolio. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

     The distributions of the portfolio will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent the portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolio received from sources in foreign countries. The portfolio may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

Principal Investments and Risks of The Portfolios
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the DSI Disciplined Value Portfolio may employ in seeking its objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.



     DSI Disciplined Value Portfolio invests primarily in common stocks of mid to large market capitalization companies. DSI Disciplined Value Portfolio maintains a high degree of diversification generally with a representation in all Standard & Poor's 500 Composite Price Stock Index economic sectors. DSI Disciplined Value Portfolio normally invests at least 80% of its assets in equity securities.

Equity Selection Process


     The adviser selects securities for the portfolio using a bottom-up selection process that focuses upon stocks of statistically undervalued yet sound companies that are likely to show improving fundamental prospects with an identifiable catalyst for change. The catalysts may include any of the following: improving fundamentals; a new product; new management; industry or company restructuring; a strategic acquisition; regulatory changes, etc. Using quantitative screening parameters such as relative price/ earnings ratio, relative dividend yield, relative price to book ratio, debt-adjusted price to sales and other financial ratios, the advisor identifies potentially undervalued securities. These securities are also screened by "earnings per share" revisions, which measure the change in earnings estimate expectations. The adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The portfolio will sell a stock for the following reasons:

     .   It reaches the target price set by the adviser.

     . The adviser decides the stock is statistically overvalued using the same quantitative screens it analyzed in the selection process.

     . The earnings expectations or fundamental outlook for the company have deteriorated.

     As market timing is not an important part of the adviser's investment strategy, cash reserves will normally represent a small portion of the portfolio's assets (under 20%).

EQUITY SECURITIES

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
     As described below, the portfolio may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, it may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

FOREIGN INVESTMENTS

     The portfolio will invest the majority of its assets in U.S. dollar denominated securities; however, using the same credit quality standards applied to domestic securities it also may invest up to 20% of its assets in foreign securities. Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.


DERIVATIVES

     The portfolio, may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .   Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of the portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of the portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, the portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the portfolio from achieving its stated objectives.

PORTFOLIO TURNOVER
     The portfolios may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Dewey Square Investors Corporation, located at One Financial Center, Boston, Massachusetts 02111, is the investment adviser to the portfolios. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1984. During the fiscal year ended October 31, 1998, the portfolio paid the adviser 0.75% of its average net assets in management fees.

     During the fiscal year ended October 31, 1998, the portfolio paid the adviser 0.73% of its average net assets in management fees.

PORTFOLIO MANAGERS

     Listed below are the investment professionals of the adviser who are primarily responsible for the day-to-day management of the portfolio and a description of their business experience during the past five years.

     Manager                     Experience
     -----------------------------------------------------------------------------

     Manager                     Experience
     -------------------------------------------------------------------------------
     Ronald L. McCullough CFA    Mr. McCullough is the senior equity strategist
     Managing Director, Equity   and is responsible for all equity investments.  He
     Investing                   has 29 years of investment experience.  Prior to
                                 joining the adviser, Mr. McCullough was Senior
                                 Portfolio Manager and a member of the Trust
                                 Investment Committee at Bank of Boston's
                                 Institutional Investment Division. He has a BA
                                 from Harvard College and is a member of the
                                 Boston Security Analysts Society and the
                                 Institute of Chartered Financial Analysts
                                 (CFA).
     -------------------------------------------------------------------------------
     Robert S. Stephenson, CPA   Mr. Stephenson has 26 years of experience in the
     Senior Portfolio Manager,   investment business and joined the adviser in
     Equity                      1991. He was most recently at The Putnam
                                 Management Company from 1978 to 1990 where he
                                 managed the Putnam Option Trust. He graduated
                                 from Rochester Institute of Technology with a
                                 BS and earned an MBA from Columbia University.
                                 Mr. Stephenson has co-managed the DSI
                                 Disciplined Value Portfolio since April 1993.

     Listed below are additional members of the adviser's team of professionals and a description of their business experience during the past five years.

     Name and Title              Experience
     -------------------------------------------------------------------------------
     Peter M. Whitman, Jr.       Mr. Whitman is part of the team that founded the
     President, Chief Investment adviser in 1984.  He was appointed President in
     Officer and Managing        1988 and was previously Managing Director of
     Director Fixed Income       Fixed Income, a position he held for seven years.
                                 Prior to the formation of the adviser, he served
                                 as Head of Fixed Income for the Bank of Boston's
                                 Institutional Investment Division. He joined the
                                 Bank of Boston in 1971 as a Credit Analyst and was
                                 appointed head of Fixed Income Research in 1975.
                                 He has 30 years of investment experience. Mr.
                                 Whitman holds a BA from Harvard College and an MBA
                                 from the New York University Graduate School of
                                 Business. Mr. Whitman also serves as a
                                 Director/Trustee of the UAM Funds, which are mutual
                                 funds managed by various United

     Name and Title              Experience
     -------------------------------------------------------------------------------
                                 Asset Management affiliates. He is a member and
                                 former Director of the Boston Security Analysts
                                 Society and a member and former President of the
                                 Boston Economics Club.
     -------------------------------------------------------------------------------
     Frederick C. Meltzer, PHD   Mr. Meltzer joined the adviser in 1995.  Prior to
     Senior Portfolio  Manager,  that he was Managing Director of Fixed Income at
     Fixed-Income                World Asset Management.  Previously, he held
                                 positions as Senior Manager of Fixed Income at
                                 PanAgora Asset Management and Senior Fixed
                                 Income Portfolio Manager at The Boston Company.
                                 He has also held positions as Director of
                                 Research for the Farm Credit Banks Funding
                                 Corporation, Fixed Income Strategist at Chase
                                 Investors, and a staff economist at the Federal
                                 Reserve Bank of New York. He has 24 years of
                                 investment experience. Mr. Meltzer holds a MA
                                 in Economics from John Hopkins University and a
                                 Ph.D. in Economics from the University of
                                 Virginia.
     -------------------------------------------------------------------------------
     David J. Thompson, CFA      Mr. Thompson joined the adviser in 1997.  Prior to
     Senior Portfolio Manager,   joining Dewey Square, Mr. Thompson was a member of
     Fixed-Income                Lord Abbett & Company's High Grade Fixed Income
                                 Department.  In his role as a Fixed Income Manager
                                 there, Mr. Thompson was responsible for managing
                                 $800 million of assets for a variety of
                                 institutional clients including a 2(a)7 money
                                 market mutual fund. Earlier in his career, David
                                 spent three years at Brown Brothers Harriman &
                                 Company as an Assistant Portfolio Manager in the
                                 Global Fixed Income Department.  Mr. Thompson has
                                 eight years of investment experience.  He earned
                                 a BS degree in finance and economics from Manhattan
                                 College.  Mr. Thompson earned his CFA in 1995.
     -------------------------------------------------------------------------------
     Eva S. Dewitz               Ms. Dewitz is part of the team that founded the
                                 adviser in 1984.

     Name and Title              Experience
     -------------------------------------------------------------------------------
     Senior Portfolio Manager,   Prior to the formation of the adviser, she was a
     Equity                      Portfolio Manager and Research Analyst for the Bank
                                 of Boston's Institutional Investment Division,
                                 which she joined in 1970.  She has 28 years of
                                 investment experience. Ms. Dewitz is a member of
                                 the Boston Security Analysts Society. She holds a
                                 BA from Smith College and an MBA from Northeastern
                                 University.
     -------------------------------------------------------------------------------
     Robert P. Clancy            Mr. Clancy joined the adviser in 1994.  Prior to
     Senior Portfolio Manager,   that, he was a Vice President at Standish, Ayer &
     Fixed-Income                Wood responsible for the management of
                                 institutional bond portfolios, synthetic GICs
                                 and quantitative research. Previously, he
                                 worked as a Vice President at First Boston
                                 Company working primarily with insurance
                                 company and structured bond portfolios. Prior
                                 to that, Mr. Clancy worked for State Street
                                 Bank and John Hancock Mutual Life Insurance
                                 Company. He has 18 years of investment
                                 experience and is a Fellow of the Society of
                                 Actuaries and a recipient of the Halmstad Prize
                                 for his research paper on options on bonds. Mr.
                                 Clancy holds a BS from Brown University. Mr.
                                 Clancy co-manages the debt portion of the DSI
                                 Balanced Portfolio with Mr. Thompson.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLANS

     The UAM Funds have adopted distribution plans and shareholder services plans under Rule 12b-1 of the Investment Company Act of 1940 that permit them to pay broker-dealers, financial institutions and other third parties for marketing, distribution and shareholder services. The UAM Funds' 12b-1 plans allow the portfolio to pay up to 1.00% of its average daily net assets annually for these services. However, the board of the UAM Funds has authorized the portfolio to pay only 0.25% per year. Because Institutional Service Class Shares pay these fees out of their assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc.


SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds, which are not subject to the Fund's Distribution Plan or Shareholder Servicing Plan. These fees may include transaction fees and/or service fees paid from the assets of the UAM Funds attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     Anyone entitled to receive compensation for selling or servicing shares of the UAM Funds may receive different compensation with respect to one particular class of shares over another.

     The adviser may pay its affiliated companies for referring investors to a portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to a portfolio.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Salomon Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Class shares, which do not pay marketing or shareholder servicing fees, and Advisor Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolio for the past five years. The financial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio Institutional Service Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolio, which is available upon request.

     FISCAL YEAR ENDED OCTOBER 31,                               1998       1997+
     -------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                          $14.25      $13.10
     -------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                                        0.14        0.07
      Net Gains or losses on Securities (Realized and
        Unrealized)                                                0.38        1.15
     -------------------------------------------------------------------------------
       Total From Investment Operations                            0.52        1.22
     -------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net Investment Income)                      (0.12)      (0.07)
      Distributions (From Capital Gains)                          (2.19)         --
     -------------------------------------------------------------------------------
       Total Distributions                                        (2.31)      (0.07)
     -------------------------------------------------------------------------------
     Net Asset Value, End of Year                                $12.46      $14.25
     ===============================================================================
     Total Return                                                  4.13%       9.31%**
     ===============================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year (Thousands)                       $17,059     $13,444
      Ratio of Expenses to Average Net Assets                      1.29%       1.30%*
      Ratio of Net Investment Income to Average Net Assets         0.94%       0.68%*
      Portfolio Turnover Rate                                        64%        126%

     + For the period May 23, 1997 (commencement of operations) to October 31, 1997.
     *    Annualized.
     **   Not annualized.

PORTFOLIO CODES


     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

         Trading Symbol             CUSIP Number            Portfolio Number
     ------------------------ ------------------------ -------------------------
               N/A                   902555879                    642

THE DSI PORTFOLIOS

     For investors who want more information about the DSI Portfolios, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of the DSI Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the DSI Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about the DSI Portfolios and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION


     Investors can receive free copies of these materials, request other information about the portfolios and make shareholder inquiries by writing to or calling:

                                    UAM Funds
                                  PO Box 419081
                           Kansas City, MO 64141-6081
                      (toll free) 1-877-UAM-LINK (826-5465)
                                   www.uam.com

     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                                                    UAM

                                                                    UAM

                                      UAM FUNDS

                                      Funds for the Informed Investor(sm)



FMA SMALL COMPANY PORTFOLIO

INSTITUTIONAL CLASS PROSPECTUS




                                                                 UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

PORTFOLIO SUMMARY................................................   1

 What is the Objective of the Portfolio?.........................   1
 What are the Principal Investment Strategies of the Portfolio?..   1
 What are the Principal Risks of the Portfolio?..................   1
 How has the Portfolio Performed?................................   2
 What are the Portfolio's Fees and Expenses?.....................   3

INVESTING WITH THE UAM FUNDS.....................................   4

 Buying Shares...................................................   4
 Redeeming Shares................................................   5
 Exchanging Shares...............................................   5
 Transaction Policies............................................   5

ACCOUNT POLICIES.................................................   8

 Small Accounts..................................................   8
 Distributions...................................................   8
 Federal Taxes...................................................   8

FUND DETAILS.....................................................  10

 Principal Investments and Risks of the Portfolio................  10
 Other Investment Practices and Strategies.......................  11
 Year 2000.......................................................  11
 Investment Management...........................................  12
 Shareholder Servicing Arrangements..............................  14

FINANCIAL HIGHLIGHTS.............................................  16

PORTFOLIO SUMMARY

WHAT IS THE OBJECTIVE OF THE PORTFOLIO?
--------------------------------------------------------------------------------
  FMA Small Company Portfolio seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and/or market capitalization. FMA Small Company Portfolio cannot guarantee it will meet its investment objective. The portfolio may not change its investment objective without shareholder approval.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of FMA Small Company Portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

  The portfolio invests primarily in common stocks of smaller, less established companies in terms of revenues, assets and market capitalization.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

FMA SMALL COMPANY PORTFOLIO

  Since the portfolio invests in mainly equity securities, its principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  Investors in the portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------

  The bar chart and table below illustrate how the performance of the portfolio has varied from year to year. The following bar chart shows the investment returns of the portfolio for each calendar year since its full calendar year. The table following the bar chart compares the portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

                           [BAR CHART APPEARS HERE]

  Highest quarter: 16.63% (4th quarter 1992).
  Lowest quarter: -14.65% (3rd quarter 1998).

                                                                              Since
Average annual return for periods ended 12/31/98     1 Year      5 Years    Inception*
FMA Small Company Portfolio                          -2.03%       15.92%      16.47%
Russell 2000 Index                                   -2.55%       11.87%      14.47%
S&P 500 Index                                        28.60%       24.05%      19.69%


* The portfolio began operations on 7/31/91. Index comparisons began on 8/1/91.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

  This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolio.


  Management fees                  0.75%

  Other expenses                   0.36%

  Total expenses                   1.11%*

    *  Actual Fees and Expenses

  The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser and expense offsets, investors in the portfolio actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.

  Actual Expenses             1.03%

EXAMPLE

  This example can help you to compare the cost of investing in this portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolio and not the actual fees and expenses of the portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



     1 Year         3 Years        5 Years        10 Years
      $113           $353           $612           $1,352

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                    TO OPEN AN ACCOUNT            TO BUY MORE SHARES
     ---------------------------------------------------------------------------
     BY MAIL        Send a check or money         Send a check and, if possible,
                    order and your account        the "Invest by Mail" stub that
                    application to the UAM        accompanied your statement to
                    Funds.  Make checks           the UAM Funds.  Be sure your
                    payable to "UAM Funds"        check identifies clearly your
                    (the UAM Funds will not       name, account number and the
                    accept third-party checks).   portfolio into which you want
                                                  to invest.

     ---------------------------------------------------------------------------
     BY WIRE        Call the UAM Funds for        Call the UAM Funds to get a
                    an account number and         wire control number and wire
                    wire control number and       your money to the UAM Funds.
                    then send your completed
                    account application to the
                    UAM Funds.

                              Wiring Instructions
                              United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                             DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                        account name/wire control number

     ---------------------------------------------------------------------------
     BY AUTOMATIC   Not Available                 To set up a plan, mail a
     INVESTMENT                                   completed application to
     PLAN (VIA ACH)                               the UAM Funds.  To cancel
                                                  or change a plan, write
                                                  to the UAM Funds.  Allow
                                                  up to 15 days to create
                                                  the plan and 3 days to
                                                  cancel or change it.

     ---------------------------------------------------------------------------
     MINIMUM        $25,000                       $1,000
     INVESTMENTS


                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
     BY MAIL Send a letter signed by all registered parties on the account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.

--------------------------------------------------------------------------------
     BY             You must first establish the telephone redemption privilege
     TELEPHONE      (and, if desired, the wire redemption privilege) by
                    completing the appropriate sections of the account application.

                    Call 1-877-UAM-Link to redeem your shares. Based on your instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.

--------------------------------------------------------------------------------
     BY             If your account balance is at least $10,000, you may
     SYSTEMATIC     transfer as little as $100 per month from your UAM account
     WITHDRAWAL     to your financial institution.
     PLAN (VIA
     ACH)           To participate in this service, you must complete the
                    appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolio calculates its NAV as of the close of trading on the New York Stock Exchange
  (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  Buying or Selling Shares through a Financial Intermediary

  You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

  The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

  Purchases

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares of a portfolio.

  .  Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

  Redemptions

  The UAM Funds may suspend your right to redeem if:

  . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

  .  Trading on the NYSE is restricted.

  .  The SEC tells the UAM Funds to delay redemptions.

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .  Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
     Normally, the portfolio distributes its net investment income quarterly. In addition, it distributes any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
     The following is a summary of the federal income tax consequences of investing in this portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent the portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolio received from sources in foreign countries. The portfolio may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies FMA Small Company Portfolio may employ in seeking its objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

     The portfolio invests primarily in common stocks of domestic companies that are smaller or less established in terms of revenues, assets and market capitalization. Normally, the portfolio invests at least 65% of its total assets in equity securities of companies whose market capitalizations range from $50 million to $1 billion. At any given time, the portfolio may own a diversified group of stocks in several industries.

     The adviser analyzes and selects investments by looking for market trends and changes that signal opportunity. The adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger company.

     The adviser follows all stocks owned or being considered for purchase. The adviser re-evaluates and considers selling stocks that:

     .  Meet initial targets of revenue or stock market value growth.

     .  Decline an absolute 15% in stock market value.

     .  Grow by 25% in stock market value in a short time.

EQUITY SECURITIES

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolio may deviate from its investment strategy from time to time. In addition, the portfolio may employ investment practices that are not described in this prospectus, such as foreign securities, repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of the portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of the portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, the portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the portfolio from achieving its stated objectives.


YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT ADVISER

     Fiduciary Management Associates Inc., an Illinois corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980.

     During the fiscal year ended October 31, 1998, the portfolio paid the adviser 0.67% of its average net assets in management fees. In addition, the adviser has voluntarily agreed to limit the expenses of the portfolio to 1.03% of their average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolio. The adviser intends to continue its expense limitation until further notice.




PORTFOLIO MANAGERS

     A team of investment professionals is primarily responsible for the day-to-day management of the portfolio. Listed below are the investment professionals of the adviser that comprise the team and a description of their business experience during the past five years.

Name & Title                      Experience
--------------------------------------------------------------------------------

Kathryn A. Vorisek                Ms. Vorisek joined the adviser in 1996 with a
Senior Vice President &           broad background in the investment field.
Portfolio Manager                 Previous responsibilities include serving as
                                  Vice President in the fixed income and equity departments at Duff & Phelps Corporation from
                                  1989 to 1996. Prior to that, she served as an institutional equity salesperson at Lehman
                                  Brothers. After receiving her B.S. degree in Finance from Marquette University, Ms. Vorisek earned her Masters in Management degree from Northwestern University in Finance and
                                  International Business. She is a member of the Chicago Energy Analysts Society and the
                                  Investment Analysts Society of Chicago. Ms.
                                  Vorisek has managed the portfolio since April
                                  1996.

Name & Title                      Experience
--------------------------------------------------------------------------------

Terry B. French                   Mr. French joined the adviser in 1997 with
Senior Vice President &           over 25 years of professional investment
Portfolio Manager                 experience. Previous responsibilities include
                                  Senior Securities Analyst and Team Head for
                                  the Technology Group at Stein, Roe & Farnham
                                  from 1988 to 1991. Prior to that, he served as
                                  Senior Securities Analyst and Sector Head in
                                  the Trust Department of Harris Trust and
                                  Savings Bank analyzing technology, industrial,
                                  aerospace and capital goods companies. He
                                  began his professional investment career as a
                                  Technology Analyst with IDS Financial. He
                                  started his professional career as an
                                  aerodynamicist specializing in the formation
                                  and development of applied computer simulation
                                  design techniques for Boeing Company. Mr.
                                  French holds BS and MS degrees in Aeronautical
                                  Engineering from the University of Washington
                                  and a M.B.A. in Finance and Accounting from
                                  Seattle University. He has been a member of
                                  the Chicago Science Analysts, the New York
                                  Society of Electro-Science Analysts, and the
                                  American Institute of Aeronautics and
                                  Astronautics. Mr. French has managed the
                                  portfolio since August 1998.
--------------------------------------------------------------------------------

Douglas G. Madigan, CFA -         Mr. Madigan joined the adviser in 1998 with
Senior Vice President and         over 22 years of professional investment
Director of Research              experience. Previous responsibilities included
                                  serving as a Mutual Fund Manager with the
                                  Harris Investment Management Group of Harris
                                  Bank from 1996 to 1998, and Vice
                                  President/Equity Research Coordinator with the
                                  Wealth Management Group of Harris Bank from
                                  1994 to 1998. While with Harris Bank, Mr.
                                  Madigan managed both large company and small
                                  company mutual funds. Prior to that, Mr.
                                  Madigan was Vice President and Senior
                                  Portfolio Manager for Continental Bank and
                                  a
--------------------------------------------------------------------------------

Name & Title                      Experience
--------------------------------------------------------------------------------

                                  Senior Securities Analyst for Mellon Bank. Mr. Madigan started his professional career as an instructor in the Department of Economics and Finance at Robert Morris College in Pittsburgh, Pennsylvania and rose to the level of Associate Professor and Department Chairman. Mr. Madigan received his Ph.D., M.A., and B.A. degrees from the University of Pittsburgh. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Madigan has managed the portfolio since October 1998.
--------------------------------------------------------------------------------

David Faircloth, CFA              Mr. Faircloth joined the adviser in 1998 with
Vice President &                  over 10years of investment experience. Prior
Portfolio Manager                 to joining the adviser, Mr. Faircloth was a
                                  Portfolio Manager and Vice President at The
                                  Northern Trust Company from 1990 until October
                                  1998, where he co-managed a convertible
                                  securities mutual fund and managed individual accounts. He has a B.S. from DePaul University and a Masters of Management from Northwestern
                                  University in Finance, Marketing and
                                  International Business. Mr. Faircloth is a
                                  Chartered Financial Analyst and a member of the Association for Investment Management and Research as well as the Investment Analysts
                                  Society of Chicago.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolio.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the financial performance of the portfolio for the past five years. The financial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of
  all dividends and distributions).   PricewaterhouseCoopers LLP has audited the
  financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolio, which is available upon request.

Fiscal Year Ended October 31,                          1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $  16.60    $ 14.11      $ 13.19     $ 12.13     $ 14.24

Income from Investment Operations
---------------------------------
   Net Investment Income                                0.07        0.06        0.09        0.08        0.01

   Net Gains or losses on Securities
     (Realized and Unrealized)                         (0.31)       4.97        2.46        1.47        0.50
--------------------------------------------------------------------------------------------------------------
 Total From Investment Operations                      (0.24)       5.03        2.55        1.55        0.51
--------------------------------------------------------------------------------------------------------------

Less Distributions

   Dividends (From Net Investment Income)              (0.07)      (0.13)      (0.09)      (0.08)         --

   Distributions (From Capital Gains)                  (1.77)      (2.41)      (1.60)      (0.41)      (2.62)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                 (1.84)      (2.54)      (1.69)      (0.49)      (2.62)
--------------------------------------------------------------------------------------------------------------
   Capital Contribution                                   --          --        0.06          --          --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $  14.52     $ 16.60     $ 14.11     $ 13.19     $ 12.13
--------------------------------------------------------------------------------------------------------------
Total Return+                                          (2.10)%     42.33%      22.51%      13.57%       4.54%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

   Net Assets, End of Year (Thousands)              $213,491     $45,060     $20,953     $20,847     $19,561

   Ratio of Expenses to Average Net Assets              1.03%       1.03%       1.03%       1.03%       1.03%

   Ratio of Net Investment Income to Average
     Net Assets                                         0.62%       0.50%       0.75%       0.66%       0.06%

Portfolio Turnover Rate                                   39%         86%        106%        170%        121%

+ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.

PORTFOLIO CODES

  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

      Trading Symbol     CUSIP Number        Portfolio Number
  -------------------------------------------------------------------
          FMACX           902555796                645

FMA SMALL COMPANY PORTFOLIO

     For investors who want more information about FMA Small Company Portfolio, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of FMA Small Company Portfolio provide additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of FMA Small Company Portfolio during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional detailed information about FMA Small Company Portfolio and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION
---------------------------
     Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com


     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at HYPERLINK http://www.sec.gov

     The portfolio's Investment Company Act of 1940 file number is 811-5683.


                                                                UAM

                                        UAM FUNDS

                                        Funds for the Informed Investor(SM)





FMA SMALL COMPANY PORTFOLIO

INSTITUTIONAL SERVICE CLASS PROSPECTUS










                                                                             UAM


 The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY................................................   1

 What is the Objective of the Portfolio?.........................   1
 What are the Principal Investment Strategies of the Portfolio?..   1
 What are the Principal Risks of the Portfolio?..................   1
 How has the Portfolio Performed?................................   2
 What are the Portfolio's Fees and Expenses?.....................   3

INVESTING WITH THE UAM FUNDS.....................................   4

 Buying Shares...................................................   4
 Redeeming Shares................................................   5
 Exchanging Shares...............................................   5
 Transaction Policies5

ACCOUNT POLICIES.................................................   8

 Small Accounts..................................................   8
 Distributions...................................................   8
 Federal Taxes...................................................   8

FUND DETAILS.....................................................  10

 Principal Investments and Risks of the Portfolio................  10
 Other Investment Practices and Strategies.......................  11
 Year 2000.......................................................  11
 Investment Management...........................................  12
 Shareholder Servicing Arrangements..............................  13

FINANCIAL HIGHLIGHTS.............................................  15

PORTFOLIO CODES..................................................  16

PORTFOLIO SUMMARY

WHAT IS THE OBJECTIVE OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  FMA Small Company Portfolio seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and/or market capitalization. FMA Small Company Portfolio cannot guarantee it will meet its investment objective. The portfolio may not change its investment objective without shareholder approval.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  The following is a brief description of the principal investment strategies of FMA Small Company Portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

  The portfolio invests primarily in common stocks of smaller, less established companies in terms of revenues, assets and market capitalization.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  The following is a summary of the principal risks associated with investing in the portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

FMA SMALL COMPANY PORTFOLIO

  Since the portfolio invests in mainly equity securities, its principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  Investors in the portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------

  The bar chart and table below illustrate how the performance of the portfolio has varied from year to year. The following bar chart shows the investment returns of the portfolio for each calendar year since its first full calendar year. The table following the bar chart compares the portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.


                           [BAR CHART APPEARS HERE]



  Highest quarter:   13.49% (4th quarter 1998).

  Lowest quarter: 14.73% (3rd quarter 1998).


Average annual return for periods ended 12/31/98     1 Year      Since Inception*
------------------------------------------------     ------      ----------------
FMA Small Company Portfolio                          -2.32            10.81
Russell 2000 Index                                   -2.55%            2.38%

S&P 500 Index                                        28.60%           21.41%

* The portfolio began operations on 8/1/97. Index comparisons began on 7/31/

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
-------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

  This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

     Management fees                              0.75%
     Distribution and Service (12b-1) fees        0.40%
     Other expenses                               0.36%
     Total expenses                               1.51%*

  *  ACTUAL FEES AND EXPENSES

  The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser and expense offsets, investors in the portfolio actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitations at any time.

     Actual Expenses                              1.43%

EXAMPLE

  This example can help you to compare the cost of investing in this portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolio and not the actual fees and expenses of the portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



        1 Year           3 Years             5 Years             10 Years
  ------------------------------------------------------------------------------

         $154             $477                $824                $1,802
         ----             ----                ----                ------

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

TO OPEN AN ACCOUNT

By Mail Send a check or money order and your account application to the UAM Funds. Make checks payable to "UAM Funds" (the UAM Funds will not accept third-party checks).
--------------------------------------------------------------------------------

          Send a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, account number and the portfolio into which you want to invest.

By Wire Call the UAM Funds for an account number and wire control number and then send your completed account application to the UAM Funds.

          Call the UAM Funds to get a wire control number and wire your money to the UAM Funds.

                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number
--------------------------------------------------------------------------------

By Automatic
Investment plan (Via ACH)

Not Available

To set up a plan, mail a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.
--------------------------------------------------------------------------------

MINIMUM                            $25,000   $1,000
INVESTMENTS

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
BY MAIL

Send a letter signed by all registered parties on the account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-877-UAM-Link to redeem your shares. Based on your instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC
WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM account to your financial institution.

To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------
  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolio calculates its NAV as of the close of trading on the New York Stock Exchange
  (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

  You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

  The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

  PURCHASES

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares of a portfolio.

  .  Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

  REDEMPTIONS

  The UAM Funds may suspend your right to redeem if:

  . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

  .  Trading on the NYSE is restricted.

  .  The SEC tells the UAM Funds to delay redemptions.

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

  EXCHANGES

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .  Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
     Normally, the portfolio distributes its net investment income quarterly. In addition, it distributes any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in this portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.


  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

  When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

  To the extent athe portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolios received from sources in foreign countries. The portfolios may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

BACKUP WITHHOLDING

  By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO
--------------------------------------------------------------------------------

  The following is a brief description of the principal investment strategies FMA Small Company Portfolio may employ in seeking its objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

  The portfolio invests primarily in common stocks of domestic companies that are smaller or less established in terms of revenues, assets and market capitalization. Normally, the portfolio invests at least 65% of its total assets in equity securities of companies whose market capitalizations range from $50 million to $1 billion. At any given time, the portfolio may ownin a diversified group of stocks in several industries.

  The adviser analyzes and selects investments by looking for market themestrends and changes that signal opportunity. The adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger company.

  The adviser follows all stocks owned or being considered for purchase. The adviser's sell discipline calls for re-evaluation of the fundamentals of adviser re-evaluates and considers selling stocks that:

 . Meet initial targets of revenue or stock market value growth.

 . Decline an absolute 15% in stock market value.

 . Grow by 25% in stock market value in a short time.

EQUITY SECURITIES

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

  Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolio may deviate from its investment strategy from time to time. In addition, the portfolio may employ investment practices that are not described in this prospectus, such as foreign securities, repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques.. For more information concerning the risks associated with these investment practices, you should read the SAI.

SHORT-TERM INVESTING

  At times, the adviser may decide to suspend the normal investment activities of athe portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of athe portfolio's shares that may result from adverse market, economic, political or other developments.

  When the adviser pursues a defensive strategy, athe portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent athe portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

  Fiduciary Management Associates Inc., an Illinois corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980.

  During the fiscal year ended October 31, 1998, the portfolio paid the adviser 0.67% of its average net assets in management fees. In addition, the adviser has voluntarily agreed to limit the expenses of the portfolio to 1.43% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolio. The adviser intends to continue its expense limitation until further notice.



PORTFOLIO MANAGERS

  A team of investment professionals is primarily responsible for the day-to-day management of the portfolio. Listed below are the investment professionals of the adviser that comprise the team and a description of their business experience during the past five years.

NAME & TITLE                 EXPERIENCE
------------                 ----------
Kathryn A. Vorisek           Ms. Vorisek joined the adviser in 1996 with a broad background in the investment
Senior Vice President &      field.  Previous responsibilities include serving as Vice President in the fixed
Portfolio Manager            income and equity departments at Duff & Phelps Corporation from 1989 to 1996.
                             Prior to that, she served as an institutional equity salesperson at Lehman
                             Brothers.  After receiving her B.S. degree in Finance from Marquette University,
                             Ms. Vorisek earned her Masters in Management degree from Northwestern University in Finance and International Business.  She is a member of the Chicago Energy
                             Analysts Society and the Investment Analysts Society of Chicago. Ms. Vorisek has
                             managed the portfolio since April 1996.

NAME & TITLE                 EXPERIENCE
------------                 ----------
Terry B. French              Mr. French joined the adviser in 1997 with over 25 years of professional
Senior Vice President &      investment experience.  Previous responsibilities include Senior Securities
Portfolio Manager            Analyst and Team Head for the Technology Group at Stein, Roe & Farnham from 1988 to 1991.  Prior to that, he served as Senior Securities Analyst and Sector Head in the Trust Department of Harris Trust and Savings Bank analyzing technology, industrial, aerospace and capital goods companies.  He began his professional investment career as a Technology Analyst with IDS Financial. He started his professional career as an aerodynamicist specializing in the formation and development of applied computer simulation design techniques for Boeing Company.
                             Mr. French holds BS and MS degrees in Aeronautical Engineering from the
                             University of Washington and a M.B.A. in Finance and Accounting from Seattle
                             University.  He has been a member of the Chicago Science Analysts, the New York
                             Society of Electro-Science Analysts, and the American Institute of Aeronautics
                             and Astronautics. Mr. French has managed the portfolio since August 1998.


Douglas G. Madigan, CFA      Mr. Madigan joined the adviser in 1998 with over 22 years of professional
Senior Vice President and    investment experience.  Previous responsibilities included serving as a Mutual
Director of Research         Fund Manager with the Harris Investment Management Group of Harris Bank from
                             1996 to 1998, and Vice President/Equity Research Coordinator with the Wealth
                             Management Group of Harris Bank from 1994 to 1998.  While with Harris Bank, Mr.
                             Madigan managed both large company and small company mutual funds.  Prior to that, Mr. Madigan was Vice President and Senior Portfolio Manager for
                             Continental Bank and a Senior Securities Analyst for Mellon Bank.  Mr. Madigan
                             started his professional career as an instructor in the Department of

NAME & TITLE                      EXPERIENCE
------------                      -----------
                                  Economics and Finance at Robert Morris College in Pittsburgh, Pennsylvania and
                                  rose to the level of Associate Professor and Department Chairman. Mr. Madigan
                                  received his Ph.D., M.A., and B.A. degrees from the University of Pittsburgh. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Madigan has managed the portfolio since October 1998.


David Faircloth, CFA              Mr. Faircloth joined the adviser in 1998 with over 10 years of investment
Vice President and Portfolio      experience.  Prior to joining the adviser, Mr. Faircloth was a Portfolio Manager
Manager                           and Vice President at The Northern Trust Company from 1990 until October 1998, where he co-managed a convertible securities mutual fund and managed individual accounts.  He has a B.S. from DePaul University and a Masters of Management from
                                  Northwestern University in Finance, Marketing and International Business.  Mr.
                                  Faircloth is a Chartered Financial Analyst and a member of the Association or
                                  Investment Management and Research as well as the Investment Analysts Society of
                                  Chicago.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLANS

  The UAM Funds have adopted distribution plans and shareholder services plans under Rule 12b-1 of the Investment Company Act of 1940 that permit them to pay broker-dealers, financial institutions and other third parties for marketing, distribution and shareholder services. The UAM Funds' 12b-1 plans allow the portfolio to pay up to 1.00% of its average daily net assets annually for these services. However, the board of the UAM Funds has currently authorized the portfolios to pay only 0.40% per year. The board may increase the amounts the portfolio pays, up to the plan maximum, at any time. Because Institutional Service Class Shares pay these fees out of their assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICING

  Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds, which are not subject to the Fund's Distribution Plan or Shareholder Servicing Plan. These fees may include transaction fees and/or service fees paid from the assets of the UAM Funds attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

  Anyone entitled to receive compensation for selling or servicing shares of the UAM Funds may receive different compensation with respect to one particular class of shares over another.

  The adviser may pay its affiliated companies for referring investors to a portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to a portfolio.

  UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Salomon Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

  The UAM Funds also offer Institutional Class shares, which do not pay marketing or shareholder servicing fees, and Advisor Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the financial performance of the portfolio for the past five years. The financial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio Institutional Service Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolio, which is available upon request.

     FISCAL YEAR ENDED OCTOBER 31,                                1998      1997#
     ---------------------------------------------------------- --------- ----------
     Net Asset Value, Beginning of Year                           $16.59     $14.95
     ---------------------------------------------------------- --------- ----------
     Income from Investment Operations
      Net Investment Income                                         0.16       0.01
      Net Gains or losses on Securities (Realized and
      Unrealized)                                                 (0.46)       1.64
     ---------------------------------------------------------- --------- ----------
       Total From Investment Operations                           (0.30)       1.65
     ---------------------------------------------------------- --------- ----------
     Less Distributions
      Dividends (From Net Investment Income)                      (0.01)     (0.01)
      Distributions (From Capital Gains)                          (1.77)         --
     ---------------------------------------------------------- --------- ----------
       Total Distributions                                        (1.78)     (0.01)
     ---------------------------------------------------------- --------- ----------
     Net Asset Value, End of Year                                 $14.51     $16.59
     ---------------------------------------------------------- --------- ----------
     Total Return+                                               (2.49)%   11.04%**
     ---------------------------------------------------------- --------- ----------
     Ratios/Supplemental Data
      Net Assets, End of Year (Thousands)                           $463     $4,314
      Ratio of Expenses to Average Net Assets                      1.43%     1.43%*
      Ratio of Net Investment Income to Average Net Assets         0.23%     0.24%*
      Portfolio Turnover Rate                                        39%       100%

#    For the period August 1, 1997 (commencement of operations) to October 31,
     1997.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.

    assumed by the adviser and its affiliates during the periods.
**  Not annualized.
*   Annualized.

PORTFOLIO CODES

  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.


          Trading Symbol           CUSIP Number        Portfolio Number
================================================================================
               N/A                   902555416               646

FMA SMALL COMPANY PORTFOLIO

  For investors who want more information about FMA Small Company Portfolio, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

  The annual and semi-annual reports of FMA Small Company Portfolio provide additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of FMA Small Company Portfolio during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

  The SAI contains additional detailed information about FMA Small Company Portfolio and is incorporated by reference into (legally part of) this prospectus.

How to Get More Information

  Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:



                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at HYPERLINK http://www.sec.gov

  The portfolio's Investment Company Act of 1940 file number is 811-5683.


                                                                       UAM

                                    UAM Funds

                                    Funds for the Informed Investor(SM)



     ICM PORTFOLIOS

     Institutional Class Prospectus                     February 16, 1999


                          ICM Fixed Income Portfolio








                                                            UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY...........................................................      3

   What are the Objectives of the Portfolio?................................      3
   What are the Principal Investment Strategies of the Portfolio?...........      3
   What are the Principal Risks of the Portfolio?...........................      3
   How Has the Portfolio Performed?.........................................      4
   What are the Fees and Expenses of the Portfolio?.........................      5

INVESTING WITH THE UAM FUNDS................................................      6

   Buying Shares............................................................      6
   Redeeming Shares.........................................................      7
   Exchanging Shares........................................................      7
   Transaction Policies.....................................................      7

ACCOUNT POLICIES............................................................     10

   Small Accounts...........................................................     10
   Distributions............................................................     10
   Federal Taxes............................................................     10

FUND DETAILS................................................................     12

   Principal Investments and Risks of the Portfolio.........................     12
   Other Investment Practices and Strategies................................     14
   Year 2000................................................................     15
   Investment Management....................................................     15
   Shareholder Servicing Arrangements.......................................     18

FINANCIAL HIGHLIGHTS........................................................     20

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

     ICM Fixed Income Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal. ICM Fixed Income Portfolio cannot guarantee it will meet its investment objectives. The portfolio may not change its investment objective without shareholder approval.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies of ICM Fixed Income Portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

     The portfolio invests primarily in investment-grade debt securities of varying maturities. The adviser employs a conservative debt investment strategy that seeks to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
--------------------------------------------------------------------------------

     The following is a summary of the principal risks associated with investing in the portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."


Risks Common to All Mutual Funds

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.


ICM Fixed Income Portfolio

     Since the portfolio invests in debt securities, the value of its investments could fall because:

     .   Of market conditions and economic and political events.

     . Interest rates rise, which tends to cause the value of debt securities to fall.

     . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.


HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------


     The bar chart and table below illustrate how the performance of the portfolio has varied from year to year. The following bar chart shows the investment returns of the portfolio for each calendar year since its first full calendar year. The table following the bar chart compares the portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.




                           [BAR GRAPH APPEARS HERE]


     Highest quarter: 5.71% (2nd quarter 1995).

     Lowest quarter: -2.32% (1st quarter 1994).




     Average annual return for periods ended                             Since
     12/31/98                                          1 Year   5 Years  Inception*
     --------------------------------------------------------------------------------
     ICM Fixed Income Portfolio                         9.02%    6.82%      7.12%
     --------------------------------------------------------------------------------
     Lehman Brothers Aggregate Index                    8.69%    7.27%      7.74%


     * The portfolio began operations on 11/3/92. Index comparisons began on 10/31/92.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (Expenses That Are Deducted From the Assets of a Portfolio)


     This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolio.


     ---------------------------------------------------------------------------
     Management fees                                      0.50%
     ---------------------------------------------------------------------------
     Other expenses                                       0.51%
     ---------------------------------------------------------------------------
     Total expenses                                       1.01%*


     *  Actual Fees and Expenses


        The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser and expense offsets, investors in the portfolio actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.



        ------------------------------------------------------------------------
        Actual Expenses                                       0.50%
        ------------------------------------------------------------------------


Example


     This example can help you to compare the cost of investing in this portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.


     This example reflects the gross expense ratio of the portfolio and not the actual fees and expenses of the portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





           1 Year              3 Years            5 Years          10 Years
     ---------------------------------------------------------------------------
             $103               $322                $558             $1,236

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------
                     TO OPEN AN ACCOUNT          TO BUY MORE SHARES
     ---------------------------------------------------------------------------
     By Mail         Send a check or money       Send a check and, if possible,
                     order and your account      the "Invest by Mail" stub
                     application to the UAM      that accompanied your statement
                     Funds. Make checks          to the UAM Funds. Be sure
                     payable to "UAM  Funds"     your check identifies clearly
                     (the UAM Funds will not     your name, account number and
                     accept third-party checks)  the portfolio into which you
                                                 want to invest.
     ---------------------------------------------------------------------------
     By Wire         Call the UAM Funds for      Call the UAM Funds to get a
                     an account number and       wire control number and
                     wire control number and     wire your money to the UAM
                     then send your completed    Funds.
                     account application  to
                     the UAM Funds.

                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number
     ---------------------------------------------------------------------------
     By Automatic    Not Available               To set up a plan, mail a
     Investment Plan                             completed application to
     (Via ACH)                                   the UAM Funds. To cancel
                                                 or change a plan, write
                                                 to the UAM Funds. Allow
                                                 up to 15 days to create
                                                 the plan and 3 days to
                                                 cancel or change it.
     ---------------------------------------------------------------------------
     Minimum         $100,000                    $1,000
     Investments

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------

     By Mail         Send a letter signed by all registered parties on the
                     account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish
                     to redeem. Certain shareholders may have to include
                     additional documents.
     ---------------------------------------------------------------------------
     By              You must first establish the telephone redemption privilege
     Telephone       (and, if desired, the wire redemption privilege) by
                     completing the appropriate sections of the account application.

                     Call 1-877-UAM-Link to redeem your shares. Based on your
                     instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
     By              If your account balance is at least $10,000, you may
     Systematic      transfer as little as $100 per month from your UAM account
     Withdrawal      to your financial institution.
     Plan (Via
     Ach)            To participate in this service, you must complete the
                     appropriate sections of the account application and mail it to the UAM Funds.


EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolio calculate its NAV as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.


IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.


PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.


SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.


TELEPHONE TRANSACTIONS


     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


RIGHTS RESERVED BY THE UAM FUNDS


     PURCHASES

     At any time and without notice, the UAM Funds may:

     .   Stop offering shares of a portfolio.

     .   Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)


     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .   Trading on the NYSE is restricted.

     .   The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.


     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .   Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.


DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolio distributes its net investment income quarterly. In addition, it distributes any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------


     The following is a summary of the federal income tax consequences of investing in this portfolio. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


TAXES ON DISTRIBUTIONS


     The distributions of the portfolio will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.


     To the extent the portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolio received from sources in foreign countries. The portfolio may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO
--------------------------------------------------------------------------------


     The following is a brief description of the principal investment strategies ICM Fixed Income Portfolio may employ in seeking its objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.


     The portfolio invests primarily in investment-grade debt securities. The adviser generally employs a conservative debt investment strategy an emphasis on consistently outperforming the broad intermediate-term market. The adviser attempts to select sectors and securities showing strong relative value based on factors such as yield-to-maturity, anticipated market volatility, liquidity and the supply of available securities. The adviser uses its own market models and other systems, such as Bloomberg, to quantify and monitor a broad set of risk measures that it uses to identify relative value between sectors and within security groups. The adviser has found that relative value generally exists when a security or sector offers the prospect of superior rewards for a given amount of risk.


     In addition, the adviser tries to anticipate interest rates. The adviser considers events affecting both the U.S. and international capital markets in its analysis.


Debt Securities


     A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), Yankee bonds, commercial paper and certificates of deposit.


     The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.


     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.


     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolio may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, it may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

Foreign Investments

     The portfolio will invest the majority of its assets in U.S. dollar denominated securities; however, using the same credit quality standards applied to domestic securities it also may invest in foreign securities. Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.


     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

Derivatives

     The portfolio may buy and sell derivatives, including futures and options. These tools allow the portfolio to employ its investment strategies more effectively. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .  Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

Short-Term Investing

     At times, the adviser may decide to suspend the normal investment activities of the portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of the portfolio's shares that may result from adverse market, economic, political or other developments.


     When the adviser pursues a defensive strategy, the portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser


     Investment Counselors of Maryland, Inc., a Maryland corporation located at 803 Cathedral Street, Baltimore, Maryland 21201, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972.


     During the fiscal year ended October 31, 1998, the adviser waived its entire management fee. In addition, the adviser has voluntarily agreed to limit the expenses of the portfolio to 0.50% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolio. The adviser intends to continue its expense limitation until further notice.

Portfolio Managers







     Daniel O. Shackelford is a Principal of the adviser, which he joined in 1993. Mr. Shackelford is primarily responsible for the day-to-day management of the portfolio. Mr. Shackelford joined the adviser in 1993. Prior to joining the adviser, he was Assistant Director of Investments for the University of North Carolina. He has specific expertise in the utilization of financial futures and options and came to the adviser with thirteen years of experience in international fixed income management. He received his B.S. degree in Business Administration from the University of North Carolina and an M.B.A. from the Fuqua School of Business at Duke University. He is a Chartered Financial Analyst. Mr. Shackelford has managed the portfolio since January 1994.


     Listed below are additional members of the adviser's team of professionals and a description of their business experience during the past five years.

     Name & Title                  Experience
     ----------------------------------------------------------------------------------
     Robert D. McDorman, Jr.       Mr. McDorman joined the adviser in June, 1985. His
     Principal and Chief           primary responsibilities are the management of ICM
     Investment Officer            Small Company Portfolio and related separate
                                   accounts and equity security analysis. Prior to
                                   joining the adviser, Mr. McDorman managed the
                                   Financial Industrial Income Fund. Mr. McDorman
                                   earned his B.A. degree at Trinity College and his
                                   law degree at the University of Baltimore. He is
                                   Chartered Financial Analyst.

     NAME & TITLE                  EXPERIENCE
     ----------------------------------------------------------------------------------
     Stephen T. Scott              Mr. Scott specializes in the management of pension
     Principal and President       assets, private foundations and endowments. He
                                   joined the adviser in 1973 after having served as
                                   portfolio manager at Chase Manhattan Bank and
                                   Mercantile-Safe Deposit and Trust Company. He is
                                   a graduate of Randolph-Macon College and
                                   received an M.B.A. from Columbia University
                                   Graduate School of Business.
     ----------------------------------------------------------------------------------
     Paul L. Borssuck              Mr. Borssuck joined the adviser in 1985 and
     Principal                     heads the firm's Individual Capital  Management
                                   Division. Prior to joining ICM, Mr. Borssuck
                                   served as Chairman of the Investment Policy
                                   Committee at Mercantile-Safe Deposit and Trust
                                   Company where he managed portfolios for high net
                                   worth clients. Prior to that, he headed the
                                   institutional funds management section at
                                   American Security and Trust Company in
                                   Washington, D.C. Mr. Borssuck earned his B.S.
                                   degree and M.B.A. from Lehigh University. He
                                   is a Chartered Financial Analyst.
     ----------------------------------------------------------------------------------
     Robert F. Boyd                Mr. Boyd joined the adviser in 1995 to focus
     Principal                     on investment and quantitative/valuation
                                   research. Before joining the adviser, he was
                                   a Managing Director and portfolio manager at
                                   Brandywine Asset Management. Prior to that,
                                   he was Senior Vice President, Director of Research
                                   at Mercantile-Safe Deposit and Trust Company, as
                                   well as a portfolio manager. Mr. Boyd was awarded
                                   his B.S. degree from the University of Virginia
                                   and his M.B.A. at Columbia University, after which
                                   he joined Smith Barney's research department. He
                                   is a Chartered Financial Analyst.
     ----------------------------------------------------------------------------------
     Andrew L. Gilchrist           Mr. Gilchrist joined the adviser in 1996 as Director
     Executive Vice                of Investment Technology. Prior to the
     President                     adviser, Mr. Gilchrist served as Director of
                                   Investment Technology at Mercantile-Safe Deposit and
                                   Trust Company for 18 years. Before that, he was with
                                   Merrill Lynch. Mr. Gilchrist graduated with honors in
                                   Economics from the University of Maryland and earned
                                   a Masters from Johns Hopkins University.

     Name & Title                  Experience
     ----------------------------------------------------------------------------------
                                   He is a member of the Society of Quantitative
                                   Analysts.
     ----------------------------------------------------------------------------------
     Julie L. Hale                 Ms. Hale  joined the  adviser in 1998 with seventeen
     Senior Vice President         years of investment  experience. Prior to joining
                                   the adviser, she was a Senior Vice President and
                                   mutual fund manager for NationsBank Corporation from
                                   1991 to 1998. She has a B.S. degree from Mt. St.
                                   Mary's College and an M.B.A. from Kent State
                                   University. Ms. Hale is a Chartered Financial
                                   Analyst and a member of the National Association of
                                   Petroleum Investment Analysts (NAPIA).
     ----------------------------------------------------------------------------------
     Simeon F. Wooten, III         Mr. Wooten joined the adviser in 1998 as a research
     Senior Vice President         analyst and as a member of the management team of
                                   the ICM Small Company Portfolio. Prior to joining
                                   the adviser, he served as Vice President/Research at
                                   American Express Company, which he joined in 1980.
                                   He is a graduate of the Wharton School of the
                                   University of Pennsylvania. Mr. Wooten  is  a
                                   Chartered Financial Analyst and Certified Public
                                   Accountant.
     ----------------------------------------------------------------------------------
     William V. Heaphy             Mr. Heaphy joined the adviser in 1994 as a security
     Vice President                analyst in the equity research department. Prior to
                                   joining the adviser, Mr. Heaphy was an associate in
                                   the Baltimore law firm of Ober, Kaler, Grimes and
                                   Shriver, and before that, a staff auditor with Price
                                   Waterhouse. Mr. Heaphy earned his law degree from
                                   the University of Maryland School of Law and his
                                   B.S. from Lehigh University. He is a Certified
                                   Public Accountant and Chartered Financial Analyst.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

Shareholder Servicing

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolio for the past five years. The financial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolio, which is available upon request.

    Fiscal Year Ended October 31,    1998       1997     1996       1995      1994
     ----------------------------- --------- --------- --------- --------- ---------
     Net Asset Value Beginning of
     Period                         $ 10.56   $ 10.36   $ 10.43   $  9.55    $ 10.58
     ----------------------------- --------- --------- --------- --------- ----------
     Income from Investment
     Operations
      Net Investment Income            0.60      0.62      0.59      0.59       0.52
      Net Gains or losses on
        Securities (Realized and
        Unrealized)                    0.40      0.21     (0.07)     0.82      (0.98)
     ----------------------------- --------- --------- --------- --------- ----------
      Total From Investment
        Operations                     1.00      0.83      0.52      1.41      (0.46)
     ----------------------------- --------- --------- --------- --------- ----------
     Less Distributions
      Dividends (From Net
        Investment Income)            (0.62)    (0.63)    (0.59)    (0.53)     (0.48)
      Distributions (From
        Capital Gains)                    _         _         _         _      (0.09)
     ----------------------------- --------- --------- --------- --------- ----------
       Total Distributions            (0.62)    (0.63)    (0.59)    (0.53)     (0.57)
     ============================= ========= ========= ========= ========= ==========
     Net Asset Value, End of
      Period                        $ 10.94   $ 10.56   $ 10.36   $ 10.43    $  9.55
     ============================= ========= ========= ========= ========= ==========
     ============================= ========= ========= ========= ========= ==========
     Total Return+                     9.74%     8.31%     5.17%    15.11%     (4.43)%
     ============================= ========= ========= ========= ========= ==========
     Ratios/Supplemental Data
      Net Assets, End of Period
        (Thousands)                 $35,787   $31,119   $24,358   $16,765    $12,601
      Ratio of Expenses to
        Average Net Assets             0.50%     0.50%     0.50%     0.63%      0.84%

     Ratio of Net Investment
        Income to Average Net
        Assets                        5.68%     6.03%     5.98%     6.04%      5.26%
      Portfolio Turnover Rate           41%       34%       46%       49%        82%

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the period.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

          Trading Symbol              CUSIP Number          Portfolio Number
     ------------------------  -----------------------  ------------------------
               ICFIX                   902555770                    894

ICM PORTFOLIOS


     For investors who want more information about ICM Fixed Income Portfolio, the following documents are available upon request.


Annual/Semi-Annual Reports

     The annual and semi-annual reports of ICM Fixed Income Portfolio provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of ICM Fixed Income Portfolio during the last fiscal year.

Statement of Additional Information

     The SAI contains additional detailed information about ICM Fixed Income Portfolio and is incorporated by reference into (legally part of) this prospectus.


How to Get More Information


     Investors can receive free copies of these materials, request other information about the portfolios and make shareholder inquiries by writing to or calling:





                                       UAM Funds
                                      PO Box 419081
                               Kansas City, MO 64141-6081
                         (toll free) 1-877-UAM-LINK (826-5465)
                                      www.uam.com


     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.



                              [LOGO APPEARS HERE]

                                       UAM Funds

                                       Funds for the Informed Investor(SM)



ICM PORTFOLIOS

Institutional Class Prospectus


                            ICM Equity Portfolios
                            ICM Small Company Portfolio









                                        UAM

     The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

PORTFOLIO SUMMARY.............................................................   1

   What are the Objectives of the Portfolios?.................................   1
   What are the Principal Investment Strategies of the Portfolios?............   1
   What are the Principal Risks of the Portfolios?............................   2
   How Have the Portfolios Performed?.........................................   2
   What are the fees and Expenses of the Portfolios?..........................   5

INVESTING WITH THE UAM FUNDS..................................................   7

   Buying Shares..............................................................   7
   Redeeming Shares...........................................................   9
   Exchanging Shares..........................................................   9
   Transaction Policies.......................................................   9

ACCOUNT POLICIES..............................................................  12

   Small Accounts.............................................................  12
   Distributions..............................................................  12
   Federal Taxes..............................................................  12

FUND DETAILS..................................................................  14

   Principal Investments and Risks of the Portfolios..........................  14
   Other Investment Practices and Strategies..................................  15
   Year 2000..................................................................  16
   Investment Management......................................................  16
   Shareholder Servicing Arrangements.........................................  20

FINANCIAL HIGHLIGHTS..........................................................  23

   ICM Small Company Portfolio................................................  23
   ICM Equity Portfolio.......................................................  25

PORTFOLIO SUMMARY

ICM SMALL COMPANY PORTFOLIO IS CURRENTLY CLOSED TO NEW INVESTORS.

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

     Listed below are the investment objectives of ICM Equity and Small Company Portfolios. ICM Equity and Small Company Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

ICM SMALL COMPANY PORTFOLIO

     ICM Small Company Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

ICM EQUITY PORTFOLIO

     ICM Equity Portfolio seeks maximum long-term return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     The following is a brief description of the principal investment strategies of ICM Equity and Small Company Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

     ICM Small Company Portfolio normally invests at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. Such companies will have market capitalizations (the total market value of its outstanding shares) that range from $50 million to $700 million.

     ICM Equity Portfolio normally invests at least 80% of its assets in common stocks of relatively large companies in terms of revenues, assets, and market capitalization. Normally, the portfolio expects to invest at least 80% of its assets in companies that have a market capitalization exceeding that of the median market capitalization of the stocks listed on the New York Stock Exchange.

     Typically, the adviser invests in companies that have an above-average return on equity, are financially strong, and yet are selling at a price to earnings ratio lower than that of most stocks represented in the S&P 500 Index. In addition, the adviser tends to focus on those companies whose earnings momentum is accelerating and/or whose recent earnings have exceeded general expectations.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

     The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

ICM EQUITY  AND SMALL COMPANY PORTFOLIOS

     Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

     The portfolios are value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.

     Investors in ICM Small Company Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.



 How Have the Portfolios Performed?
--------------------------------------------------------------------------------

     The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

ICM SMALL COMPANY PORTFOLIO

[BAR CHART APPEARS HERE]





_________





     Highest quarter: 30.05% (1st quarter 1991).
     Lowest quarter: -25.21% (3rd quarter 1990).

                                                                                Since
     Average annual return for periods ended  12/31/98      1 Year   5 Years  Inception*
     -----------------------------------------------------------------------------------
     ICM Small Company Portfolio                            -0.51%   15.34%    16.80%
     -----------------------------------------------------------------------------------
     Russell 2000 Index                                     -2.55%   11.87%    12.03%


     * The portfolio began operations on 4/19/89. Index comparisons begin on 4/30/89.

ICM EQUITY PORTFOLIO


[BAR CHART APPEARS]


__________






     Highest quarter: 14.69% (2nd quarter 1997).
     Lowest quarter: -16.39% (3rd quarter 1998).

                                                                             Since
     Average annual return for periods ended  12/31/98   1 Year   5 Years  Inception*
     -------------------------------------------------------------------------------
     ICM Equity Portfolio                                 -3.38%   16.31%    15.92%
     -------------------------------------------------------------------------------
     S&P 500 Index                                        28.60%   24.05%    23.32%


     * The portfolio began operations on 10/1/93. Index comparisons begin on 9/30/93.

What Are the Fees and Expenses of the Portfolios?
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

     This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.


                  ICM Small Company Portfolio        ICM Equity Portfolio
     --------------------------------------------------------------------------
     Management Fees              0.70%                      0.63%
     --------------------------------------------------------------------------
     Other Expenses               0.19%                      0.48%
     --------------------------------------------------------------------------
     Total Expenses               0.89%                      1.11%


     *  Actual Fees and Expenses

     The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser and expense offsets, investors in the portfolio actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.

                                          ICM Equity Portfolio
     ---------------------------------------------------------------
     Actual Expenses                              0.90%

Example


     This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods and that you earned a 5% return on your investment each year. The example also assumes that you paid the total expenses stated above (which do not reflect any expense limitations) and that your expenses remained the same throughout the period of your investment.

     This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year     3 Years    5 Years   10 Years
     ---------------------------------------------------------------------------
     ICM Small Company  Portfolio        $ 91       $284       $493      $1,096
     --------------------------------------------------------------------------
     ICM Equity  Portfolio               $113       $353       $612      $1,352

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                         TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     ---------------------------------------------------------------------------------
     By Mail             Send a check or money          Send a check and, if possible,
                         order and your account         the "Invest by Mail" stub
                         application to the UAM         that accompanied your
                         Funds. Make checks payable     statement to the UAM Funds.
                         to "UAM Funds" (the UAM        Be sure your check identifies
                         Funds will not accept          clearly your name, account number
                         third-party checks).           and the portfolio into which
                                                        you want to invest.

     ---------------------------------------------------------------------------------
     By Wire             Call the UAM Funds for an      Call the UAM Funds to get a
                         account number and wire        wire control number and wire
                         control number and then        your money to the UAM Funds.
                         send your completed account
                         application to the UAM Funds.

                                             Wiring Instructions
                                            United Missouri Bank
                                               ABA # 101000695
                                                  UAM Funds
                                           DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                      account name/wire control number

     ---------------------------------------------------------------------------------
     By Automatic        Not Available                  To set up a plan, mail a
     Investment Plan                                    completed application to the
     (Via ACH)                                          UAM Funds. To cancel or change
                                                        a plan, write to the UAM Funds.
                                                        Allow up to 15 days to create
                                                        the plan and 3 days to cancel
                                                        or change it.

     ---------------------------------------------------------------------------------
     Minimum             $100,000 for ICM Equity        $100 For ICM Equity Portfolio
     Investments         Portfolio, except IRAs         and $1,000 for ICM Small
                         ($500) and spousal IRAs        Company Portfolio

                         ($250), $5,000,000 for

                         ICM Small Company
                         Portfolio

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------

     By Mail          Send a letter signed by all registered parties on the
                      account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish
                      to redeem. Certain shareholders may have to include
                      additional documents.
     ---------------------------------------------------------------------------
     By                         You must first establish the telephone
     Telephone        redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                      Call 1-877-UAM-Link to redeem your shares. Based on your
                      instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
     By               If your account balance is at least $10,000, you may
     Systematic       transfer as little as $100 per month from your UAM
     Withdrawal       account to your financial institution.
     Plan (Via
     ACH)             To participate in this service, you must complete the
                      appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Rights Reserved by the UAM Funds

     Purchases

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares of a portfolio.

     .    Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     Redemptions

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .    Trading on the NYSE is restricted.

     .    The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     Exchanges

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .    Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

Account Policies

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

Taxes on Distributions

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

Taxes on Exchanges and Redemptions

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

Backup Withholding

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

Principal Investments and Risks of the Portfolios
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies ICM Equity and Small Company Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolios' recent strategies and holdings in their current annual/semi-annual report. The portfolios may change these strategies without shareholder approval.

     ICM Small Company Portfolio normally invests at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. Such companies will have market capitalizations (the total market value of its outstanding shares) that range from $50 million to $700 million. ICM Equity Portfolio normally invests at least 80% of its assets in common stocks of relatively large companies in terms of revenues, assets, and market capitalization. Each portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the National Association of Securities Dealers, Inc


     Typically, the adviser invests in companies that have an above-average return on equity, are financially strong, and yet are selling at a price to earnings ratio lower than that of most stocks represented in the S&P 500 Index. The adviser believes stocks with such characteristics are likely to provide superior rates of return to investors when compared to stocks with higher price to earnings ratios over extended periods of time and through a variety of economic and market cycles. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the adviser screens the universe of potential investments of each portfolio to identify potentially undervalued securities. The adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. In addition, the adviser tends to focus on those companies whose rates of earnings momentum is accelerating and/or whose recent earnings have exceeded general expectations.

Equity Securities


     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolios may invest in foreign securities and may deviate from their investment strategies from time to time. In addition, they may employ investment practices that are not described in this prospectus, such as derivatives, repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

 Foreign Investments

     Each portfolio may invest up to 20% of its assets in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

 Short-Term Investing

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Investment Counselors of Maryland, Inc., a Maryland corporation located at 803 Cathedral Street, Baltimore, Maryland 21201, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of

     United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972.


     Set forth in the table below are the management fees the portfolios paid the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average daily net assets. In addition, the adviser has voluntarily agreed to limit the expenses of the ICM Equity Portfolio to 0.90% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice.



          ICM Small Company Portfolio                ICM Equity Portfolio
     ---------------------------------------------------------------------------

                      0.65%                                 0.00%*

* The advisor waived its entire management fee.

Portfolio Managers

     A team of investment professionals is primarily responsible for the day-to-day management of the portfolios. Listed below are the leaders of that team and a description of their business experience during the past five years.


     Manager                  Portfolio  Since      Experience
     ------------------------ ---------- ---------- --------------------------------
     Robert D. McDorman, Jr.  ICM        Inception  Mr. McDorman joined the
     Principal and Chief      Small                 adviser in June, 1985.  His
     Investment Officer       Company               primary responsibilities are
                              Portfolio             the management of ICM Small
                                                    Company Portfolio and related
                                                    separate accounts and equity
                                                    security analysis.  Prior to
                                                    joining  the  adviser,  Mr.
                                                    McDorman managed the Financial
                                                    Indistrial Income Fund. Mr.
                                                    McDorman earned his  B.A.
                                                    degree at Trinity  College  and
                                                    his law degree at the
                                                    University of Baltimore. He
                                                    is a  Chartered Financial
                                                    Analyst.

     Manager                  Portfolio  Since      Experience
     -------------------------------------------------------------------------------
     Robert F. Boyd           ICM        2/98       Mr. Boyd joined the adviser in
     Principal                Equity                1995 to focus on investment
                              Portfolio             and quantitative/valuation
                                                    research. Mr. Boyd was a
                                                    Managing Director and
                                                    portfolio manager at
                                                    Brandywine Asset Management
                                                    from February 1994 to December
                                                    1995. Before that, he was
                                                    Senior Vice President,
                                                    Director of Research at
                                                    Mercantile-Safe Deposit and
                                                    Trust Company, as well as a
                                                    portfolio manager.  Mr. Boyd
                                                    was awarded his B.S. degree
                                                    from the University of
                                                    Virginia and his M.B.A. at
                                                    Columbia University, after
                                                    which he joined Smith Barney's
                                                    research department. He is a
                                                    Chartered Financial Analyst.



     Listed below are additional members of the adviser's team of professionals and a description of their business experience during the past five years.



     Name and Title           Experience
     -----------------------------------------------------------------------------
     Stephen T. Scott         Mr. Scott specializes in the management of pension
     Principal and President  assets, private foundations and endowments.  He joined the adviser in 1973 after having served as
                              portfolio manager at Chase Manhattan Bank and Mercantile-
                              Safe Deposit and Trust Company. He is a graduate of
                              Randolph-Macon College and received an M.B.A. from
                              Columbia University Graduate School of Business.

     Name and Title           Experience
     ---------------------------------------------------------------------------------------
     Paul L. Borssuck         Mr. Borssuck joined  the  adviser in 1985 and heads
     Principal                the firm's Individual Capital  Management  Division.
                              Prior to joining the adviser, Mr. Borssuck served as
                              Chairman of the Investment Policy Committee at
                              Mercantile-Safe Deposit and Trust Company where he
                              managed portfolios for high net worth clients. Prior to
                              that, he headed the institutional funds management section at American Security and Trust Company in Washington, D.C.
                              Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh
                              University. He is a Chartered Financial Analyst.
     ---------------------------------------------------------------------------------------
     Andrew L. Gilchrist      Mr. Gilchrist joined the adviser in 1996 as Director
     Executive Vice           of Investment Technology.  Prior to the adviser, Mr.
     President                Gilchrist served as Director of Investment
                              Technology at Mercantile-Safe Deposit and Trust
                              Company for 18 years.  Before that, he was with
                              Merrill Lynch.  Mr. Gilchrist graduated with honors
                              in Economics from the University of Maryland  and
                              earned a Masters from The Johns Hopkins University.
                              He is a member of the Society of Quantitative
                              Analysts.
     ---------------------------------------------------------------------------------------
     Julie L. Hale            Ms. Hale joined the adviser in 1998 with seventeen
     Senior Vice President    years of investment experience.  Prior to joining
                              the adviser, she was a Senior Vice President and
                              mutual fund manager for NationsBank Corporation from
                              1991 to 1998.  She has a B.S. degree from  Mt.  St.
                              Mary's College and an M.B.A. from Kent State
                              University.  Ms. Hale is a Chartered Financial
                              Analyst and a member of the National Association of
                              Petroleum Investment Analysts (NAPIA).

     Name and Title           Experience
     ---------------------------------------------------------------------------------------
     Daniel O. Shackelford    Mr. Shackelford joined the adviser in 1993.  Prior
     Principal                to joining the adviser, he was Assistant Director of
                              Investments for the University of North  Carolina.
                              He has specific expertise in the utilization of
                              financial futures and options and came to THE
                              ADVISER with thirteen years of experiencein
                              international fixed income management. Mr.
                              Shackelford is portfolio manager for the ICM Fixed
                              Income Fund and related separate accounts.  He
                              received his B.S. degree in Business Administration
                              from the University of North Carolina and an M.B.A.
                              from the Fuqua School of Business at Duke
                              University.  He is a Chartered Financial Analyst.
    ----------------------------------------------------------------------------------------
     Simeon F. Wooten, III    Mr. Wooten joined the adviser in 1998 as a research
     Senior Vice President    analyst and as a member of the management team of
                              the ICM Small Company Portfolio.  Prior to joining
                              the adviser, he served as Vice President/Research at
                              Adams Express Company, which he joined in 1980. He
                              is a graduate of the Wharton School of the
                              University of Pennsylvania.   Mr. Wooten is a
                              Chartered Financial Analyst and Certified Public
                              Accountant     Shareholder Servicing Arrangements
     ------------------------------------------------------------------------------
     William V. Heaphy        Mr. Heaphy joined the adviser in 1994 as a security
     Vice President           analyst in the equity research department.  Prior to
                              joining the adviser,  Mr. Heaphy was an associate in
                              the Baltimore law firm of Ober, Kaler, Grimes and
                              Shriver, and before that, a staff auditor with Price
                              Waterhouse. Mr. Heaphy earned his law degree  from
                              the University of Maryland School of Law and his
                              B.S. from Lehigh University.  He is a Certified
                              Public Accountant and Chartered Financial Analyst.

     SHAREHOLDER SERVICING ARRANGEMENTS
     ---------------------------------------------------------------------------

     SHAREHOLDER SERVICING

          Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

          The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

          UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

          The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

ICM SMALL COMPANY PORTFOLIO

------------------------------------------------------------------------------------
     Fiscal Year Ended October 31,   1998      1997      1996      1995      1994
     -------------------------------------------------------------------------------
     Net Asset Value Beginning
     of Period                       $27.82    $20.71    $19.04    $17.05    $18.75
     -------------------------------------------------------------------------------
     Income from Investment
     Operations
      Net Investment Income            0.28      0.23      0.24      0.16      0.09
      Net Gains or losses on
        Securities (Realized and
        Unrealized)                   (1.58)     8.27      2.59      2.70      0.64
     -------------------------------------------------------------------------------
       Total From Investment
        Operations                    (1.30)     8.50      2.83      2.86      0.73
     -------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net
        Investment Income)            (0.24)    (0.20)    (0.24)    (0.14)    (0.09)
      Distributions (From
        Capital Gains)                (1.93)    (1.19)    (0.92)    (0.73)    (2.34)
     -------------------------------------------------------------------------------
       Total Distributions            (2.17)    (1.39)    (1.16)    (0.87)    (2.43)
     -------------------------------------------------------------------------------
     Net Asset Value, End of
     Period                          $24.35    $27.82    $20.71    $19.04    $17.05
     ===============================================================================
     Total Return                     (5.04)%   43.28%    15.62%    17.73%     4.59%
     ===============================================================================
     Ratios/Supplemental Data
      Net Assets, End of Period
        (Thousands)                $618,590  $518,377  $320,982  $250,798  $115,761
      Ratio of Expenses to
        Average Net Assets             0.89%     0.89%     0.88%     0.87%     0.93%

      Ratio of Net Investment
        Income to Average Net
        Assets                        1.12%     0.97%     1.20%     1.02%     0.58%
      Portfolio Turnover Rate           22%       23%       23%       20%       21%

     ICM EQUITY PORTFOLIO

     -----------------------------------------------------------------------------------
     FISCAL YEAR ENDED OCTOBER 31,       1998       1997      1996      1995      1994
     -------------------------------- ---------- --------- --------- --------- ---------
     Net Asset Value Beginning of
      Period                            $18.27     $14.49    $12.14    $10.41     $9.94
     -------------------------------- ---------- --------- --------- --------- ---------
     Income from Investment
     Operations
      Net Investment Income               0.34       0.28      0.30      0.26      0.20
      Net Gains or losses on
       Securities (Realized and
       Unrealized)                       (1.06)      4.74      2.76      1.75      0.45
     -------------------------------- ---------- --------- --------- --------- ---------
       Total From Investment
          Operations                     (0.72)      5.02      3.06      2.01      0.65
     -------------------------------- ---------- --------- --------- --------- ---------
     Less Distributions
      Dividends (From Net
        Investment Income)               (0.30)     (0.25)    (0.28)    (0.26)    (0.18)
      Distributions (From
        Capital Gains)                   (0.38)     (0.99)    (0.43)    (0.02)       --
     -------------------------------- ---------- --------- --------- --------- ---------
       Total Distributions               (0.68)     (1.24)    (0.71)    (0.28)    (0.18)
     -------------------------------- ---------- --------- --------- --------- ---------
     Net Asset Value, End of Period     $16.87     $18.27    $14.49    $12.14    $10.41
     ================================ ========== ========= ========= ========= =========
     Total Return+                       (4.14)%    36.98%    26.23%    19.62%     6.63%
     ================================ ========== ========= ========= ========= =========
     Ratios/Supplemental Data
      Net Assets, End of Period
        (Thousands)                    $33,469    $46,598    $7,868    $6,865    $3,659
      Ratio of Expenses to
        Average Net Assets                0.90%      0.90%     0.90%     0.92%     0.90%
      Ratio of Net Investment
        Income to Average Net
        Assets                            1.74%      1.91%     2.30%     2.44%     2.15%
      Portfolio Turnover Rate               61%        31%       57%       37%       17%

     + Total return would have been lower had certain expenses not been waived and assumed by the adviser and its affiliates during the period.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares of a UAM Fund, check daily NAVs or get additional information.

                                       Trading  CUSIP Number  Portfolio
                                       Symbol                   Number
     --------------------------------- ------- ------------- ------------
     ICM Equity Portfolio               ICMEX    902555788       893
     --------------------------------- ------- ------------- ------------
     ICM Small Company Portfolio        ICSCX      902555762     895

ICM PORTFOLIOS

     For investors who want more information about ICM Equity and Small Company Portfolios, the following documents are available upon request.


ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of ICM Equity and Small Company Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of ICM Portfolios during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about ICM Portfolios and is incorporated by reference into (legally part of) this prospectus.



HOW TO GET MORE INFORMATION

     Investors can receive free copies of these materials, request other information about the portfolios and make shareholder inquiries from the following sources.



                                    UAM Funds
                                  PO Box 419081
                           Kansas City, MO 64141-6081
                      (toll free) 1-877-UAM-LINK (826-5465)
                                   www.uam.com

     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.


     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                         UAM Funds

                         Funds for the Informed Investor(SM)


THE MCKEE PORTFOLIOS

Institutional Class Prospectus


               McKee U.S. Government Portfolio
               Mckee Domestic Equity Portfolio
               McKee International Equity Portfolio
               McKee Small Cap Equity Portfolio



                                                                       UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

Table Of Contents

PORTFOLIO SUMMARY..................................................  1

 What are the Objectives of the Portfolios?........................  1
 What are the Principal Investment Strategies of the Portfolios?...  1
 What are the Principal Risks of the Portfolios?...................  2
 How have the Portfolios Performed?................................  4
 What are the Fees and Expenses of the Portfolios?.................  7

INVESTING WITH THE UAM FUNDS.......................................  9

 Buying Shares.....................................................  9
 Redeeming Shares.................................................. 11
 Exchanging Shares................................................. 11
 Transaction Policies.............................................. 11

ACCOUNT POLICIES................................................... 15

 Small Accounts.................................................... 15
 Distributions..................................................... 15
 Federal Taxes..................................................... 15

Fund Details....................................................... 17

 Principal Investments and Risks of the Portfolios................. 17
 Other Investment Practices and Strategies......................... 21
 Year 2000......................................................... 22
 Investment Management............................................. 23
 Shareholder Servicing Arrangements................................ 24

FINANCIAL HIGHLIGHTS............................................... 26

 McKee U.S. Government Portfolio................................... 26
 McKee Domestic Equity Portfolio................................... 28
 McKee International Equity Portfolio.............................. 28
 McKee Small Cap  Equity Portfolio.................................  2

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  Listed below are the investment objectives of the McKee Portfolios. The McKee Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

MCKEE U.S. GOVERNMENT PORTFOLIO

  McKee U.S. Government Portfolio seeks a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

MCKEE DOMESTIC EQUITY PORTFOLIO

  McKee Domestic Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

MCKEE INTERNATIONAL EQUITY PORTFOLIO

  McKee International Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

MCKEE SMALL CAP EQUITY PORTFOLIO

  McKee Small Cap Equity Portfolio seeks a superior long-term total return by investing primarily in the equity securities of small companies.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of the McKee Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

MCKEE U.S. GOVERNMENT PORTFOLIO

  McKee U.S. Government Portfolio normally invests at least 65% of its total assets in securities issued by the U.S. government, including agencies. The adviser will actively manage the portfolio to reflect its outlook for the direction of interest rates. Based on the adviser's outlook, the dollar weighted average maturity of the portfolio is expected to fluctuate between 5 years and 15 years.

MCKEE DOMESTIC EQUITY, SMALL CAP EQUITY AND INTERNATIONAL EQUITY PORTFOLIOS

  The adviser attempts to invest the assets of McKee Domestic Equity, Small Cap Equity and International Equity Portfolios in companies whose securities it believes the market has undervalued and whose earnings are accelerating. The adviser selects stocks for the portfolios by applying an approach that combines quantitative screens and fundamental security analysis. Using this approach, the portfolios normally invest at least 65% of their assets in equity securities of the following:

  . McKee Domestic Equity Portfolio -- equity securities of U.S. companies with medium to large market capitalizations (typically over $1 billion at the time of purchase) that are listed on a national exchange or traded over the counter.

  . McKee Small Cap Equity Portfolio -- common stocks of companies with market capitalizations of less than $1 billion at the time of initial purchase.


  . McKee International Equity Portfolio -- companies located in at least three countries other than the U.S.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

MCKEE DOMESTIC EQUITY, INTERNATIONAL EQUITY AND SMALL CAP EQUITY PORTFOLIOS

  Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  MCKEE SMALL CAP EQUITY PORTFOLIO

  Investors in the McKee Small Cap Equity Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  MCKEE INTERNATIONAL EQUITY PORTFOLIO

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.


MCKEE U.S. GOVERNMENT PORTFOLIO

  Since the portfolio invests in debt securities, the value of its investments could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

MCKEE U.S. GOVERNMENT, DOMESTIC EQUITY AND INTERNATIONAL EQUITY PORTFOLIOS


  McKee U.S. Government, Domestic Equity and International Equity Portfolios are "non-diversified" mutual funds. Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer or, on a broader scale, in any one industry. Since the portfolios are not diversified, each may invest a greater percentage of its assets in a particular issuer. Therefore, being non-diversified may cause the value of their shares to be more sensitive to changes in the market value of a single issuer or industry diversified mutual funds.

HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

  The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

MCKEE U.S. GOVERNMENT PORTFOLIO

                             [GRAPH APPEARS HERE]




  Highest quarter: 4.76% (4th quarter 1995).

  Lowest quarter: -3.23% (1st quarter 1996).

Average annual return for periods ended 12/31/98    1 Year   Since Inception*
================================================================================
McKee U.S. Government Portfolio                     7.11%         7.78%
================================================================================
Lehman Brothers Government Bond Index               8.49%         7.99%
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Index          9.47%         9.44%
--------------------------------------------------------------------------------

  * The portfolio began operations on 3/2/95. Index comparisons begin on 2/28/95.


MCKEE DOMESTIC EQUITY PORTFOLIO

                             [GRAPH APPEARS HERE]

  Highest quarter: 17.47% (4th quarter 1998).

  Lowest quarter: -14.77% (3rd quarter 1998).

Average annual return for periods ended 12/31/98      1 Year    Since Inception*
================================================================================
McKee Domestic Equity Portfolio                        11.86%        20.09%
--------------------------------------------------------------------------------
S&P 500 Index                                          28.60%        29.78%

  * The portfolio began operations on 3/2/95. Index comparisons begin on 2/28/95.

MCKEE INTERNATIONAL EQUITY PORTFOLIO

                              [GRAPH APPEARS HERE]




  Highest quarter: 17.18% (2nd quarter 1997).

  Lowest quarter: -14.83% (3rd quarter 1998).

Average annual return for periods ended 12/31/98     1 Year   Since Inception*
================================================================================
McKee International Equity Portfolio                 8.94%         7.78%
--------------------------------------------------------------------------------
Morgan Stanley Capital                              20.00%         8.39%
International EAFE Index


  * The portfolio began operations on 5/26/94. Index comparisons begin on 5/31/94.

MCKEE SMALL CAP EQUITY PORTFOLIO

                             [GRAPH APPEARS HERE]






  Highest quarter: 11.90% (4th quarter 1998).

  Lowest quarter: -20.53% (3rd quarter 1998).

Average annual return for periods ended 12/31/98     1 Year   Since Inception*
================================================================================
McKee Small Cap Equity Portfolio                     -9.11%      -8.19%
--------------------------------------------------------------------------------
Russell 2000 Index                                   -2.55%      -1.27%


  * The portfolio began operations on 11/4/97. Index comparisons begin on 10/31/97.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

     This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio.

                                            MCKEE          MCKEE
                            MCKEE U.S.     DOMESTIC    INTERNATIONAL  MCKEE SMALL
                            GOVERNMENT      EQUITY        EQUITY       CAP EQUITY
                            PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
     -------------------------------------------------------------------------------
     Management fees           0.45%         0.65%         0.70%          1.00%
     -------------------------------------------------------------------------------
     Other Expenses            0.51%         0.37%         0.30%          0.27%
     -------------------------------------------------------------------------------
     Total Expenses            0.96%         1.02%         1.00%          1.27%

EXAMPLE


     This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above throughout the period of your investment.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year   3 Years   5 Years   10 Years
     -------------------------------------------------------------------------------
     McKee U.S. Government Portfolio          $ 98      $306      $531     $1,178
     -------------------------------------------------------------------------------
     McKee Domestic Equity Portfolio          $104      $325      $563     $1,248
     -------------------------------------------------------------------------------
     McKee International Equity Portfolio     $102      $318      $552     $1,225
     -------------------------------------------------------------------------------
     McKee Small Cap Equity Portfolio         $129      $403      $697     $1,534

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     ---------------------------------------------------------------------------
     By Mail       Send a check or money         Send a check and, if possible,
                   order and your account        the "Invest by Mail" stub that
                   application to the UAM        accompanied your statement to
                   Funds. Make checks payable    the  UAM Funds. Be sure your
                   to "UAM Funds" (the UAM       check identifies clearly your
                   Funds will not accept         name, account number and
                   third-party checks).          the portfolio into which you
                                                 want to invest.
     ---------------------------------------------------------------------------
     By Wire       Call the UAM Funds for        Call the UAM Funds to get a
                   an account number and         wire control number and wire
                   wire control number and       your money to the UAM Funds.
                   then send your completed
                   account application to
                   the UAM Funds.

                                   Wiring Instructions
                                  United Missouri Bank
                                     ABA # 101000695
                                        UAM Funds
                                 DDA Acct. # 9870964163
                           Ref: portfolio name/account number/
                            account name/wire control number
     ---------------------------------------------------------------------------
     By Automatic  Not Available                 To set up a plan, mail a
     Investment                                  completed application to the
     Plan (Via ACH)                              UAM  Funds. To cancel or change
                                                 a plan, write to the UAM Funds.
                                                 Allow up to 15 days to create
                                                 the plan and 3 days to cancel
                                                 or change it.
     ---------------------------------------------------------------------------

     Minimum             $2,500-- regular accounts      $100
     Investments         $500 -- IRAs
                         $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------

     By Mail Send a letter signed by all registered parties on the account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.
     ---------------------------------------------------------------------------
     By Telephone You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                      Call 1-877-UAM-Link to redeem your shares. Based on your
                      instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
     By               If your account balance is at least $10,000, you may
     Systematic       transfer as little as $100 per month from your UAM account
     Withdrawal       to your financial institution.
     Plan (Via
      ACH)            To participate in this service, you must complete the
                      appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     Securities that are traded on foreign exchanges may trade on days when a portfolio does not price its shares. Consequently, the value of the portfolios may change on days when you are unable to purchase or redeem shares of the portfolios.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

     PURCHASES

     At any time and without notice, the UAM Funds may:

     .  Stop offering shares of a portfolio.

     .  Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .  Trading on the NYSE is restricted.

     .  The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .  Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

Account Policies

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.


DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in these portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


Taxes on Distributions

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


Taxes on Exchanges and Redemptions

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your

--------------------------------------------------------------------------------
     account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent a portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolios received from sources in foreign countries. The portfolios may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


Backup Withholding

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

--------------------------------------------------------------------------------

Fund Details

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the McKee Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each portfolio's recent strategies and holdings in the current annual/semiannual report. The portfolio may change these strategies without shareholder approval.


McKee U.S. Government Portfolio

     The portfolio normally invests at least 65% of its assets in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio principally invests in the following government securities:

     .    U.S. Treasury bills, notes and bonds.

     . Securities (including mortgage-backed securities) of the Government National Mortgage Association, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and other U.S. government agencies and instrumentalities.

     In addition, to the securities mentioned above, the portfolio may also invest in other types of investment-grade debt securities.

     Although, the adviser intends to limit the investments of the portfolio to those that are investment-grade it reserves the right to retain securities that are downgraded if it believes that keeping those securities is warranted.

     The portfolio also may invest up to 25% of its assets in cash and cash equivalents.

     The adviser will actively manage the portfolio based on its outlook for the direction of interest

--------------------------------------------------------------------------------
     rates. The adviser expects the dollar weighted average maturity of the portfolio to range between 5 and 15 years.


     Debt Securities

     A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), commercial paper and certificates of deposit.

     The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

--------------------------------------------------------------------------------

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


McKee Domestic Equity, International and Small Cap Equity Portfolios

     McKee Domestic Equity Portfolio normally invests at least 65% of its total assets in equity securities of U.S. companies with medium to large market capitalizations (typically over $1 billion at the time of purchase) that are listed on a national exchange or traded over the counter.

     McKee Small Cap Equity Portfolio normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of less than $1 billion at the time of initial purchase.

     McKee International Equity Portfolio normally invests at least 65% of its total assets in the equity securities of companies located in at least three countries other than the U.S.

     Each portfolio may invest in American Depositary Receipts (ADRs). However, McKee Domestic Equity and Small Cap Equity Portfolios may only invest up to 10% of their assets in ADRs.


     Equity Selection Process

     The stock selection process begins by screening the companies in which a portfolio may invest to identify potentially undervalued securities. Such screens include price/earnings ratios, earnings momentum and earnings surprise. Stocks in the top 25% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's focus list. Using fundamental security analysis, company management interviews and an assessment of opinions of street analysts and consultants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and earnings momentum. The adviser looks for companies with strong balance sheets, competent management and comparative business advantages such as costs, products and geographical location.

     For McKee Domestic Equity and Small Cap Equity Portfolios, the portfolio attempts to manage risk by broadly and systematically diversifying its investments. The adviser believes that the portfolios can achieve a broad diversification by maintaining exposure to most major economic sectors and industries that comprise their relative universes. S&P 500 Index economic

--------------------------------------------------------------------------------
     sector weights serve as guidelines for McKee Domestic Equity Portfolio. Likewise, Russell 2000 Index economic sector weights will serve as guidelines for McKee Small Cap Equity Portfolio.

     McKee International Equity Portfolio will attempt to minimize risk through systematic country and economic sector diversification. The adviser will deliberately allocate the assets of the portfolio to most major markets and industries within the Morgan Stanley Capital International EAFE Index. However, the portfolio may buy stocks that are not included in countries and industries comprising the Morgan Stanley Capital International EAFE Index. Based on this strategy the portfolio will generally hold more than 50 stocks selected from at least 15 countries.


     Equity Securities

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Risks of Investing in Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may act adversely to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.


     The securities of foreign companies are often denominated in foreign currencies. Since the portfolio's net asset value is denominated in U.S. dollars, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of its securities. In January 1999, certain European nations began to use the new European common

--------------------------------------------------------------------------------
     currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

     Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards than the U.S. This could make corporate financial information more difficult to obtain or understand and less reliable than information about U.S. companies.

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. They also may protect property rights less than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolios may invest in derivatives and may deviate from their investment strategies from time to time. In addition, they may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

--------------------------------------------------------------------------------

Derivatives

     Each portfolio may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .  Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

Short-Term Investing

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.


Year 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser


     C.S. McKee & Co., Inc., a Pennsylvania corporation located at One Gateway Center, Pittsburgh, PA 15222, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1931.

     Set forth in the table below are the management fees the portfolios paid the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of net assets. In addition the adviser voluntarily agreed to limit the expenses of McKee Small Cap Equity Portfolio to 1.75% of its average daily net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolio. The adviser intends to continue its expense limitation until further notice.


         McKee U.S.                                McKee
         Government        McKee Domestic      International     McKee Small Cap
         Portfolio        Equity Portfolio   Equity Portfolio    Equity Portfolio
     -------------------------------------------------------------------------------
            0.45%               0.65%              0.70%               1.00%

Portfolio Managers

     Listed below are the investment professionals of The adviser who are primarily responsible for the day-to-day management of the portfolios and a description of their business experience during the past five years.


     Manager                    Experience
     ------------------------------------------------------------------------------
     McKee U.S. Government Portfolio
     Joseph F. Bonomo, Jr.      Mr. Bonomo has 31 years of investment experience.  He
     Director of Fixed-         joined the adviser as Senior Vice President and
     Income and Chief           Director of Fixed Income in 1994 and was previously
     Economist                  Senior Vice President of Paul Revere Insurance Company.
                                He is a graduate of Temple University from which he
                                received his B.S. and M.B.A., in Finance and Insurance,
                                and a Ph.D. in Economics.
     -------------------------------------------------------------------------------
     McKee Domestic Equity Portfolio

--------------------------------------------------------------------------------

     Manager                    Experience
     -------------------------------------------------------------------------------------
     Kathryn J. Murin           Ms. Murin has 22 years of investment experience.  She
     Associate Director         joined the adviser as a Vice President and Equity
     of Equities                Analyst in 1985 and became Senior Vice President in
                                1992. She was previously a senior investment officer
                                at Equibank. She is a graduate of Chatham College (BA)
                                and is a Chartered Financial analyst.
     -------------------------------------------------------------------------------------
     McKee International Equity Portfolio
     Walter C. Bean             Mr. Bean has 28 years of investment experience.  He
     Director of Equities       joined the adviser as Senior Vice President and
                                Director of Equities in 1987 and became an Executive
                                Vice President in 1995. He was previously Managing
                                Director of First Chicago Investment Advisers. He is
                                a graduate of Ohio University (BA) and Penn State
                                University (MBA) and is a Chartered Financial
                                Analyst.
     ------------------------------------------------------------------------------------
     McKee Small Cap Equity Portfolio
     Walter C. Bean             Mr. Bean's biography is provided above under McKee
     Director of Equities       International Equity Portfolio.
     ------------------------------------------------------------------------------------
     Brian C. Jacobs            Mr. Jacobs has four years of investment experience.  He
     Vice President             joined the adviser as a Vice President and Equity
                                Analyst in 1996. He was previously in the financial
                                administration group of PNC Bank. He is a graduate of
                                Allegheny College (BA) and Duke University (MBA) and is
                                a Chartered Financial Analyst.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

Shareholder Servicing

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay

--------------------------------------------------------------------------------
     qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

MCKEE U.S. GOVERNMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------
     FISCAL YEAR ENDED OCTOBER 31,                     1998        1997        1996        1995#
     ------------------------------------------------------------------------------------------------
     Net Asset  Value, Beginning of Year               $10.84      $10.58      $10.76      $10.00
     ------------------------------------------------------------------------------------------------
     Income from Investment Operations
         Net Investment Income                           0.62        0.54        0.46        0.28

      Net Gains or losses on Securities
         (Realized and Unrealized)                       0.16        0.25       (0.07)++     0.71
     ------------------------------------------------------------------------------------------------
      Total From Investment
         Operations                                      0.78        0.79        0.39        0.99
     ------------------------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net Investment
         Income)                                        (0.62)      (0.53)      (0.44)      (0.23)
      Distributions (From Capital Gain)                 (0.07)         --          --          --
      In Excess of Net Realized Gain                       --          --       (0.13)         --
     ------------------------------------------------------------------------------------------------
       Total Distributions                              (0.69)      (0.53)      (0.57)      (0.23)
    -------------------------------------------------------------------------------------------------
     Net Asset Value, End of Year                      $10.93      $10.84      $10.58      $10.76
    =================================================================================================
     Total Return                                        7.35%       7.73%       3.77%+      9.96%+**
    =================================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                                   $36,481     $57,527     $23,118      $6,069
      Ratio of Expenses to Average Net                   0.96%       0.94%       1.13%       0.89%*

      Assets
      Ratio of Net Investment Income to
        Average Net Assets                             5.51%         5.67%         5.39%        5.39%*
      Portfolio Turnover Rate                           119%          124%           83%         104%


    # For the period March 2, 1995 (commencement of operations) to October 31, 1995.

    + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and it affiliates during the periods.
    *  Annualized.
    ** Not annualized.
    ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments of the portfolio.

     McKee Domestic Equity Portfolio
     -------------------------------
     Fiscal Year Ended October 31,          1998       1997      1996       1995#
     ------------------------------------ ---------- --------- ---------- -----------
     Net Asset Value, Beginning of Year      $16.86    $13.38     $11.44      $10.00
     ------------------------------------ ---------- --------- ---------- -----------
     Income from Investment Operations
      Net Investment Income                    0.08      0.10       0.10        0.08
      Net Gains or losses on  Securities
        (Realized and Unrealized)              0.46      3.92       2.08        1.43
     ------------------------------------ ---------- --------- ---------- -----------
       Total From Investment Operations        0.54      4.02       2.18        1.51
     ------------------------------------ ---------- --------- ---------- -----------
     Less Distributions
      Dividends   (From  Net  Investment
        Income)                               (0.08)    (0.10)     (0.09)      (0.07)
      Distributions     (From    Capital
      Gains)                                  (1.29)    (0.44)     (0.15)          --
     ------------------------------------ ---------- --------- ---------- -----------
       Total Distributions                    (1.37)    (0.54)     (0.24)      (0.07)
     ------------------------------------ ---------- --------- ---------- -----------
     Net Asset Value, End of Year            $16.03    $16.86     $13.38      $11.44
     ==================================== ========== ========= ========== ===========
     Total Return                              3.36%    30.96%     19.31%+     15.13%+@
     ==================================== ========== ========= ========== ===========
     Ratios/Supplemental Data
      Net Assets, End of Year
      (Thousands)                           $49,387  $107,389    $62,170      $6,427
      Ratio of Expenses to Average Net
        Assets                                 1.02%     0.94%      0.99%       1.08%*
      Ratio of Net Investment Income to
        Average Net Assets                     0.46%     0.64%      0.93%       1.12%*
      Portfolio Turnover Rate                    61%       47%        42%         27%

     McKee International Equity Portfolio
     ------------------------------------------
     Fiscal Year Ended October 31,    1998      1997      1996      1995     1994++
     ------------------------------- -------- --------- --------- --------- ---------
     Net Asset Value,  Beginning of
     Year                             $12.42    $10.55    $10.03    $10.40    $10.00
     ------------------------------- -------- --------- --------- --------- ---------
     Income from Investment
     Operations
      Net Investment Income             0.12      0.11      0.09      0.11      0.04
      Net Gains or losses on
        Securities (Realized and
        Unrealized)                    (0.03)     2.01      0.73     (0.39)     0.39
     ------------------------------- -------- --------- --------- --------- ---------

       Total From Investment
       Operations                       0.09      2.12      0.82     (0.28)     0.43
     ------------------------------- -------- --------- --------- --------- ---------
     Less Distributions
      Dividends (From Net
        Investment Income)             (0.11)    (0.11)    (0.09)    (0.09)    (0.03)
      Distributions (From Capital
        Gains)                         (1.17)    (0.14)    (0.21)                  --
     ------------------------------- -------- --------- --------- --------- ---------
       Total Distributions             (1.28)    (0.25)    (0.30)    (0.09)    (0.03)
     ------------------------------- -------- --------- --------- --------- ---------
     Net Asset Value, End of Year     $11.23    $12.42    $10.55    $10.03    $10.40
     ------------------------------- -------- --------- --------- --------- ---------
     Total Return                       1.18%    20.31%     8.29%    (2.69)%    4.31%+@
     =============================== ======== ========= ========= ========= =========
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                 $134,075  $103,050   $91,224   $74,893   $37,257
      Ratio of Expenses to Average

        Net Assets                      1.00%     0.98%     1.01%     0.97%     1.12%*
      Ratio of Net Investment
        Income to Average Net
        Assets                          1.08%     0.95%     0.92%     1.16%     0.97%*
      Portfolio Turnover Rate             20%       29%        9%        7%       11%

#  For the period March 2, 1995 (commencement of operations) to October 31,
   1995.

++ For the period May 26, 1994 (commencement of operations) through October 31,
   1994.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the period indicated.
*  Annualized.

@  Not annualized

MCKEE SMALL CAP EQUITY PORTFOLIO
----------------------------------

     Fiscal Year Ended October 31,                                          1998#
     -------------------------------------------------------------------- -----------
     Net Asset Value, Beginning of Year                                    $10.00
     -------------------------------------------------------------------- -----------
     Income from Investment Operations
      Net Investment Loss                                                   (0.01)
      Net Gains or losses on Securities (Realized and Unrealized)           (1.52)
     -------------------------------------------------------------------- -----------
       Total From Investment  Operations                                    (1.53)
     -------------------------------------------------------------------- -----------
     Less Distributions
      Distributions (From Capital Gains)                                    (0.01)
     -------------------------------------------------------------------- -----------
       Total Distributions                                                  (0.01)
     -------------------------------------------------------------------- -----------
     Net Asset Value, End of Year                                           $8.46
     -------------------------------------------------------------------- -----------
     Total Return                                                          (15.36)%**
     ==================================================================== ===========
     Ratios/Supplemental Data
      Net Assets, End of Year  (Thousands)                                $81,451
      Ratio of Expenses to Average Net  Assets                               1.27%*
      Ratio of Net Investment Income (Loss) to Average  Net Assets          (0.12)%*
      Portfolio Turnover Rate                                                   5%

     # For the period November 4, 1997 (commencement of operations) to October 31, 1998.

     *   Annualized.

     **  Not annualized.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                              Trading        CUSIP      Portfolio
                                               Symbol       Number        Number
     -------------------------------------- ------------ ------------- ------------
     McKee U.S. Government Portfolio           MKGBX      902555754        899
     -------------------------------------- ------------ ------------- ------------
     McKee Domestic Equity Portfolio           MKDEX      902555747        896
     -------------------------------------- ------------ ------------- ------------
     McKee International Equity Portfolio      MKIEX      902555739        897
     -------------------------------------- ------------ ------------- ------------
     McKee Small Cap Equity Portfolio          MKSSX      902555366        898

THE MCKEE PORTFOLIOS


     For investors who want more information about the McKee Portfolios, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of the McKee Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the McKee Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about the McKee Portfolios and is incorporated by reference into (legally part of) this prospectus.


HOW TO GET MORE INFORMATION

     Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:




                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                               www.uam.com

     You can review, for a fee, the reports of the portfolios and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                                                             UAM

                                    UAM Funds
                                    Funds for the Informed Investor(SM)






THE NWQ PORTFOLIOS
Institutional Class Prospectus





                                                    NWQ Special Equity Portfolio
                                                          NWQ Balanced Portfolio


                                                                             UAM

 The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passes upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY............................................................    1

   What are the Objectives of the Portfolios?.................................   1
   What are the Principal Investment Strategies of the Portfolios?............   1
   What are the Principal Risks of the Portfolios?............................   2
   How have the Portfolios Performed?.........................................   3
   What are the Fees and Expenses of the Portfolios?..........................   6

INVESTING WITH THE UAM FUNDS..................................................   8

   Buying Shares..............................................................   8
   Redeeming Shares...........................................................   0
   Exchanging Shares..........................................................  10
   Transaction Policies.......................................................  10

ACCOUNT POLICIES..............................................................  13

   Small Accounts.............................................................  13
   Distributions..............................................................  13
   Federal Taxes..............................................................  13

FUND DETAILS..................................................................  15

   Principal Investments and Risks of the Portfolios..........................  15
   Other Investment Practices and Strategies..................................  19
   Year 2000..................................................................  20
   Investment Management......................................................  21
   Shareholder Servicing Arrangements.........................................  27

FINANCIAL HIGHLIGHTS..........................................................  29

   NWQ Balanced Portfolio.....................................................  29
   NWQ Special Equity Portfolio...............................................  31

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     Listed below are the investment objectives of the NWQ Portfolios. The NWQ Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.


NWQ BALANCED PORTFOLIO

     NWQ Balanced Portfolio seeks consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment-grade fixed-income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the adviser's opinion, are undervalued at the time of purchase.




NWQ SPECIAL EQUITY PORTFOLIO

     NWQ Special Equity Portfolio seeks long-term capital appreciation by investing primarily in the common stock and other equity securities of companies, which in the adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average appreciation.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies of the NWQ Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

NWQ SPECIAL EQUITY PORTFOLIO

     NWQ Special Equity Portfolio normally invests at least 65% of its total assets in equity securities of large, mid and small capitalizations that it selects on an opportunistic basis. The portfolio seeks to identify undervalued companies where a catalyst such as new management, industry consolidation or company restructuring exists to improve a company's profitability. The portfolio also may invest up to 35% of its total asses in investment-grade debt securities.


NWQ BALANCED PORTFOLIO

     NWQ Balanced Portfolio actively varies its asset composition among equity securities, debt securities and cash to maximize the portfolio's return and reduce volatility. The process focuses on the expected returns of each asset type relative to each other, market conditions and the adviser's economic outlook. The portfolio will typically invest:


     . Approximately 60% of its assets in common stock of companies with medium to large market capitalizations that are listed on a national exchange or traded over-the-counter. The adviser uses an approach that combines quantitative and fundamental analyses to select companies within industries having positive fundamentals and price-to-book, price-to-earnings and dividend yield ratios that are attractive relative to the average stock.

     . 30% percent of its assets in debt securities. The adviser uses a strategy that increases debt securities and lengthens maturity when interest rates decline, and likewise decreases ownership and shortens maturity when interest rates are rising.

     .    10% of its assets in cash and cash equivalents.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."


RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.


NWQ SPECIAL EQUITY PORTFOLIO

     Since the portfolio invests mainly in equity securities, its principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

     The portfolio is value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.




NWQ BALANCED AND SPECIAL EQUITY PORTFOLIOS

     Shareholders that invest in the portfolios take on the risks that come with investing in equity securities discussed above.

     To the extent the portfolio invests in debt securities, the value of its investments could fall because:

     .    Of market conditions and economic and political events.

     . Interest rates rise, which tends to cause the value of debt securities to fall.

     . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.


HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------


     The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

NWQ Balanced Portfolio

[BAR CHART APPEARS HERE]



     Highest quarter: 11.11% (2nd quarter 1997).
     Lowest quarter: -8.66% (3rd quarter 1998).

     Average annual return                         1 Year      Since Inception*
     ----------------------------------------------------------------------------
     NWQ Balanced Portfolio                          0.80%          12.22%
     ----------------------------------------------------------------------------
     S&P 500 Index                                  28.60%          27.67%
     ----------------------------------------------------------------------------
     Lehman Brothers Government/Corporate Index      9.47%           8.91%
     ----------------------------------------------------------------------------
     Salomon  Brothers  3-month  Treasury  Bill
     Average                                         5.06%           5.29%
     ----------------------------------------------------------------------------
     Balanced Index+                                20.51%          19.80%


     + Balanced Index is a combined index of which 60% reflects S&P 500 Index, 30% the Lehman Brothers Government/Corporate Index and 10% the Salomon Brothers 3-Month Treasury Bill Average.

     * The portfolio began operations on 8/2/94. Index comparisons begin on 7/31/94.

NWQ Special Equity Portfolio

[BAR CHART APPEARS HERE]


     Highest quarter: 15.45% (4th quarter 1998).
     Lowest quarter: -17.83% (3rd quarter 1998).

     Average annual return                              1 Year    Since Inception*
     -------------------------------------------------------------------------------
     NWQ Special Equity Portfolio                        7.41%          5.54%
     -------------------------------------------------------------------------------
     S&P 500 Index                                      28.60%         27.94%


     * The portfolio began operations on 11/4/97. Index comparisons begin on 10/31/97

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)


     This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                                                           NWQ Special Equity
                            NWQ Balanced Portfolio              Portfolio
     -------------------------------------------------------------------------------
     Management fees                 0.70%                        0.85%
     -------------------------------------------------------------------------------
     Other expenses                  0.47%                        1.13%
     -------------------------------------------------------------------------------
     Total Expenses*                 1.17%                        1.98%


     * Actual Fees and Expenses The amounts stated in the table above are higher than the expenses you would have actually paid as an investor in these portfolios. Due to certain expense limits by the adviser and expense offsets, investors in the portfolios actually paid the total operating expenses listed in the table during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.


                            NWQ Balanced Portfolio    NWQ Special Equity Portfolio
        ----------------------------------------------------------------------------
        Actual Expenses              1.00%                        1.15%


Example


     This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

     This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year      3 Years      5 Years     10 Years
     -------------------------------------------------------------------------------
     NWQ Balanced Portfolio          $119         $372        $644        $1,420
     -------------------------------------------------------------------------------
     NWQ Special Equity Portfolio    $201         $621       $1,068       $2,306

INVESTING WITH THE UAM FUNDS

BUYING SHARES
----------------------------------------------------------------------------------
                         TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     ---------------------------------------------------------------------------------
     BY MAIL             Send a check or money          Send a check and, if
                         order and your account         possible, the "Invest by
                         application to the UAM         Mail" stub that accompanied
                         Funds. Make checks             your statement to the UAM
                         payable to "UAM Funds"         Funds. Be sure your check
                         (the UAM Funds will not        identifies clearly your
                         accept third-party             name, account number and
                         checks).                       the portfolio into which
                                                        you want to invest.
     ---------------------------------------------------------------------------------
     BY WIRE             Call the UAM Funds for         Call the UAM  Funds to get a
                         an account number and          wire control number and
                         wire control number and        wire your money to the UAM
                         then send your completed       Funds.
                         account  application  to
                         the UAM Funds.
                                             Wiring Instructions
                                            United Missouri Bank
                                               ABA # 101000695
                                                  UAM Funds
                                           DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                      account name/wire control number
     ---------------------------------------------------------------------------------
     BY AUTOMATIC        Not Available                  To set up a plan,  mail a
     INVESTMENT PLAN                                    completed  application to
     (VIA ACH)                                          the UAM Funds.  To cancel
                                                        or change a plan, write
                                                        to the UAM Funds. Allow
                                                        up to 15 days to create
                                                        the plan and 3 days to
                                                        cancel or change it.
     ---------------------------------------------------------------------------------

                                          UAM Funds
                                        PO Box 419081
                                  Kansas City, MO 64141-6081
                            (Toll free) 1-877-UAM-LINK (826-5465)


REDEEMING SHARES
----------------------------------------------------------------------------------
     BY MAIL          Send  a  letter  signed  by  all  registered  parties  on the account to UAM Funds  specifying the  portfolio,  the account number and the dollar  amount or number of shares you wish to redeem.  Certain  shareholders may have to include additional documents.
     --------------------------------------------------------------------------------
     BY               You must first establish the telephone redemption privilege
     TELEPHONE        (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                      Call  1-877-UAM-Link  to redeem  your  shares.  Based on your instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     --------------------------------------------------------------------------------
     BY               If your account balance is at least $10,000, you may  transfer
     SYSTEMATIC       as little as $100 per month from your UAM account   to your
     WITHDRAWAL       financial institution.
     PLAN             To participate in this service, you must complete the
     (VIA ACH)        appropriate sections of the account application and mail
                      it to the UAM Funds.
EXCHANGING SHARES
----------------------------------------------------------------------------------
     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds.
     Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations
     (i.e., the same names and addresses).

TRANSACTION POLICIES
----------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York
     Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the
     NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day.
     Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy,exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.


IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.


PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS


     PURCHASES

     At any time and without notice, the UAM Funds may:

     .   Stop offering shares of a portfolio.

     .   Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)


     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .   Trading on the NYSE is restricted.

     .   The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.


     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .   Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.


BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the NWQ Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each portfolio's recent strategies and holdings in the current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.













NWQ SPECIAL EQUITY PORTFOLIO

     NWQ Special Equity Portfolio normally invests at least 65% of its total assets in equity securities. The portfolio is value oriented and seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation, company restructuring or a turn in the company's fundamentals. Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures drives the stock selection process. The adviser's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, the adviser focuses on management strength, competitive position, industry fundamentals and corporate strategy. As a result of its broader definition of value, the adviser 's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

     The portfolio may invest up to 35% of its total asses in investment-grade debt securities and up to 15% of its total assets in debt securities rated below investment-grade (junk bonds). The adviser manages the debt portion of the portfolio in the same way that it manages NWQ Balanced Portfolio, which is discussed below.




     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

NWQ BALANCED PORTFOLIO

     The portfolio may invest 30%-75% of its assets in common stocks, 25%-50% in fixed income securities, and up to 45% in cash and cash equivalents. While the adviser may vary the investments of the portfolio within those ranges, it will typically invest approximately:

     . 60% of the assets of the portfolio in common stocks of companies with medium to large market capitalizations that are listed on a national exchange or traded over-the-counter.

     .   30% of the portfolio's assets in debt securities.

     .   10% of the portfolio's assets in cash and cash equivalents.

     The portfolio will invest at least 25% of its assets in senior debt securities. The portfolio also may invest up to 10% of its total assets in common stocks of companies with market capitalizations of less than $500 million and in debt securities that are rated below investment-grade (junk bonds).

     EQUITY STRATEGY

     The adviser uses statistical measures to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The adviser's process is different from that of other value-oriented investment managers because it:

     . Uses normalized earnings (earnings adjusted for business cycles) to value cyclical companies.


     .   Focuses on quality of earnings.


     .   Invests using a wide variety of industry standards an benchmarks.


     . Concentrates in industries/sectors having strong long-term fundamentals.

     As part of its multi-disciplined approach to capturing value, the adviser strives to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals employed in the decision making process are:


     . Business trend analysis, which is used to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply.


     .   Direction of inflation and interest rates.


     .   Expansion/contraction of business cycles.

     The adviser then actively follows those companies that have above-average statistical values and are in sectors identified as having positive fundamentals on a secular basis. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The adviser uses in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The portfolio will invest in those industries with positive fundamentals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

     Investing in equity securities entails the risks discussed above.

     DEBT STRATEGY


     The adviser uses an active debt strategy seeking to benefit during periods of declining interest rates by buying more debt securities and extending portfolio maturity. When interest rates are rising, the adviser will seek to avoid a capital loss by shortening the maturity of the portfolio and holding fewer debt securities. The adviser adds value to its investment process by actively adjusting the duration of the portfolio. Average duration may range from one to ten years and maturities may range from one to thirty years.


     DEBT SECURITIES

     The debt portion of the portfolio will primarily consist of investment-grade debt securities. Debt securities are securities issued by the U.S. government and its agencies, corporate debt securities, mortgage-backed and asset-backed securities, commercial paper and certificates of deposit. These securities may have varying interest rate schedules and maturities (the dates when a debt instrument is due and payable). Asset-backed and mortgage-backed securities are securities that are backed by pools of loans or mortgages assembled for sale to investors by various governmental agencies and private issuers. Mortgage-backed securities may generally take two forms: pass-throughs and collateralized mortgage obligations (CMOs).





     The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.


     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.


     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
     As described below, the portfolios may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, the portfolios may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

FOREIGN INVESTMENTS


     NWQ Balanced Portfolio may invest up to 20% of its assets in American Depositary Receipts (ADRs). NWQ Special Equity Portfolio may invest up to 35% of its assets in foreign securities directly or through ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

DERIVATIVES

     To remain fully invested and to reduce transaction costs, NWQ Special Equity Portfolio may buy and sell derivatives, including futures and option on stock indices, interest rates and currencies. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .   Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     NWQ Investment Management Company, Inc., a California corporation located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the investment adviser the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to institutional and high net worth individuals since in 1982.


     Set forth in the table below are the management fees the portfolios paid the adviser during the fiscal year ended October 31, 1998 expressed as a percentage of average net assets. In addition, the adviser has voluntarily agreed to limit the expense of these portfolios. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice.




                     NWQ Balanced Portfolio      NWQ Special Equity Portfolio
     --------------------------------------------------------------------------
     Management Fees       0.63%                          0.00%*
     --------------------------------------------------------------------------
     Expense Limit         1.10%                          1.25%

     *  The adviser waived its entire management fee.

PORTFOLIO MANAGERS


     NWQ Balanced Portfolio

     An investment committee is responsible for the day-to-day management of NWQ Balanced Portfolio.


     NWQ SPECIAL EQUITY PORTFOLIO

     Jon D. Bosse, CFA, is the Portfolio Manager of NWQ Special Equity Portfolio. Mr. Bosse has been a Managing Director of NWQ Investment Management Company since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company.


ADVISER'S HISTORICAL PERFORMANCE


     The adviser manages separate accounts of equity securities that have the same investment objectives as the NWQ Special Equity Portfolio and balanced accounts with the same investment objectives as NWQ Balanced Portfolio. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the portfolios. Composites of the performance of all of these separate accounts are listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. Because separately managed accounts may have different fees and expenses than the portfolio, their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolios. If the performance of the managed accounts was adjusted to reflect fees and expenses of the portfolios, the composites' performance would have been lower.


     The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the portfolios.

                                     NWQ Investment
                                  Management Company --      Lipper Balanced Fund
                                  Balanced Composite*              Index
     -------------------------------------------------------------------------------
     Calendar Years Ended:
         1982                               33.61%                        30.63%
     -------------------------------------------------------------------------------
         1983                               16.65%                        17.44%
     -------------------------------------------------------------------------------
         1984                                7.29%                         7.46%
     -------------------------------------------------------------------------------
         1985                               24.50%                        29.83%
     -------------------------------------------------------------------------------
         1986                               25.17%                        18.43%
     -------------------------------------------------------------------------------
         1987                                5.57%                         4.13%
     -------------------------------------------------------------------------------
         1988                               11.76%                        11.18%
     -------------------------------------------------------------------------------
         1989                               22.05%                        19.70%
     -------------------------------------------------------------------------------
         1990                                0.89%                         0.66%
     -------------------------------------------------------------------------------
         1991                               23.07%                        25.83%
     -------------------------------------------------------------------------------
         1992                                3.74%                         7.46%
     -------------------------------------------------------------------------------
         1993                               16.75%                        11.95%
     -------------------------------------------------------------------------------
         1994                               -3.25%                        -2.05%
     -------------------------------------------------------------------------------
         1995                               27.77%                        24.89%
     -------------------------------------------------------------------------------
         1996                               14.68%                        13.05%
     -------------------------------------------------------------------------------
         1997                               21.09%                        20.30%
     -------------------------------------------------------------------------------
         1998                                4.09%                        15.09%
     -------------------------------------------------------------------------------

     Annualized Return For
     Various Periods Ended
     12/31/98  (annualized)
         1-year                              4.09%                        15.09%
     -------------------------------------------------------------------------------
         5-years                            12.46%                        13.87%
     -------------------------------------------------------------------------------
         10-years                           12.69%                        13.32%
     -------------------------------------------------------------------------------
         Since inception                                                  15.30%
         (1/1/82)                           14.61%
     -------------------------------------------------------------------------------
     Cumulative  Since                                                 1,024.84%
     Inception (1/1/82)                    915.07%


     * The adviser's average annual management fee from 1/1/82 to 9/30/97 was 0.74%.

     During the period, fees on the adviser's individual accounts ranged from 0.30% to 1.0%. Net returns to investors vary depending on the management fee.






                              NWQ
                           Investment
                           Management
                           Company --
                            Special                                   Lipper Mid
                             Equity                    S&P 400 Mid     Cap Funds
                           Composite+   S&P 500 Index   Cap Index        Index
     -------------------------------------------------------------------------------
     Calendar Years
     Ended:
         1997                 35.01%         33.36%        32.25%         17.46%
     -------------------------------------------------------------------------------
         1998                  8.34%         28.58%        19.12%         13.92%
     -------------------------------------------------------------------------------

     Annualized Return
     For Various Periods
     Ended 12/31/98
     (annualized)
         1-year                8.34%         28.58%        19.12%         13.92%
     -------------------------------------------------------------------------------
         Since  inception
         (10/1/96)            25.31%         31.69%        25.62%         14.37%
     -------------------------------------------------------------------------------
     Cumulative Since
     Inception (10/1/96)      66.12%         85.77%        67.07%         35.27%


     + The adviser's imputed average annual management fee from 10/1/96 to 12/31/98 was 0.76% based on the fees paid by the adviser's special equity accounts. Net returns to investors vary depending on the management fee, which may be a maximum of 0.85%.

HISTORICAL PERFORMANCE OF JON BOSSE

     While at ARCO Investment Management Company, Mr. Bosse managed separate accounts using techniques and strategies substantially similar, though not always identical, to those used to manage NWQ Special Equity Portfolio. Set forth below is certain performance information that the adviser provided concerning Mr. Bosse's accounts. The performance data for these accounts reflects deductions for all fees and expenses. Because this account may have different fees and expenses than the portfolio, their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolios. If the performance of Mr. Bosse's account was adjusted to reflect fees and expenses of the portfolios, the composites' performance would have been lower. During Mr. Bosse's tenure as portfolio manager for the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed accounts performance.


     The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the portfolios.

                                                                      Lipper Mid
                           ARCO Value                  S&P 400 Mid     Cap Funds
                          Equity Fund*  S&P 500 Index   Cap Index        Index
     -------------------------------------------------------------------------------
     Calendar Years
     Ended:
         1990                  0.74%         -3.10%        -5.13%         -4.49%
     -------------------------------------------------------------------------------
         1991                 53.57%         30.47%        50.10%         54.02%
     -------------------------------------------------------------------------------
         1992                 30.25%          7.62%        11.91%          8.61%
     -------------------------------------------------------------------------------
         1993                 19.71%         10.08%        13.95%         15.36%
     -------------------------------------------------------------------------------
         1994                  8.59%          1.32%       (3.58)%         -2.02%
     -------------------------------------------------------------------------------
         1995                 38.54%         37.58%        30.94%         33.08%
     -------------------------------------------------------------------------------
         1996*                12.56%         13.50%        12.39%         15.05%
     -------------------------------------------------------------------------------
     Annualized Return
     For Various Periods
     Ended 9/30/96
     (annualized)
         1-year               15.57%         20.33%        14.00%         17.06%
     -------------------------------------------------------------------------------
         5 Years              23.87%         15.23%        15.23%         16.06%
     -------------------------------------------------------------------------------
         Since  inception
         (1/1/90)             23.18%         13.63%        15.05%         16.26%
     -------------------------------------------------------------------------------
     Cumulative Since
     Inception (1/1/90)      308.50%        136.93%       157.67%        176.52%


     * Three quarters through 9/30/96. Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company until September 30, 1996.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio Institutional Class Share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.


NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

     Fiscal Year Ended October 31,            1998     1997     1996     1995     1994#
     -------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year      $ 14.81  $ 12.39   $11.24   $ 9.84    $10.00
     -------------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                     0.34     0.31     0.31     0.32      0.06
     -------------------------------------------------------------------------------------
     Net Gains or losses on Securities
      (Realized and Unrealized)                 0.04     2.47     1.21     1.40    (0.19)
     -------------------------------------------------------------------------------------
      Total From Investment
       Operations                               0.38     2.78     1.52     1.72    (0.13)
     -------------------------------------------------------------------------------------
     Less Distributions Dividends
      (From Net Investment Income)             (0.33)   (0.31)   (0.30)   (0.32)   (0.03)
     -------------------------------------------------------------------------------------
      Distributions (From Capital Gains)       (0.46)   (0.05)   (0.07)      --       --
     -------------------------------------------------------------------------------------
       Total Distributions                     (0.79)   (0.36)   (0.37)   (0.32)    (0.03)
     -------------------------------------------------------------------------------------
     Net Asset Value, End of Year            $ 14.40  $ 14.81   $12.39   $11.24    $ 9.84
     =====================================================================================
     Total Return+                              2.58%   22.82%   13.68%   17.80%    (1.30)%++
     =====================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                          $14,023  $12,697   $8,624   $5,334    $1,584
      Ratio of Expenses to Average
        Net Assets                              1.00%    1.00%    1.01%    1.04%     1.00%*

      Ratio of Net Investment Income
        to Average Net Assets                   2.36%    2.29%    2.79%    3.30%     3.59%*
      Portfolio Turnover Rate                     28%      20%      31%      31%        1%

     # For the period August 2, 1994 (commencement of operations) to October 31, 1994.

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods indicated.
     *   Annualized.
     ++  Not annualized.

NWQ SPECIAL EQUITY PORTFOLIO
----------------------------

     Fiscal Year Ended October 31,                                           1998#
     --------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                                      $ 10.00
     --------------------------------------------------------------------------------
     Income from Investment Operations
      Dividends (From Net Investment Income)                                    0.02
      Net Gains or losses on Securities (Realized and Unrealized)@             (0.01)
     --------------------------------------------------------------------------------
       Total From Investment Operations                                         0.01
     --------------------------------------------------------------------------------
     Net Asset Value, End of Year                                            $ 10.01
     ================================================================================
     Total Return+                                                              0.10%++
     ================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year  (Thousands)                                   $14,167
      Ratio of Expenses to Average Net Assets                                   1.16%*
      Ratio of Net Investment Income to Average Net Assets                      0.42%*
      Portfolio Turnover Rate                                                     23%

     # For the period November 4, 1997 (commencement of operations) to October 31, 1998.
     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.
     *   Annualized.
     ++  Not annualized.
     @ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the portfolio.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                              Trading        CUSIP      Portfolio
                                              Symbol         Number      Number
     ------------------------------------------------------------------------------
     NWQ Special Equity Portfolio              NWQJX      902555333        916
     ------------------------------------------------------------------------------
     NWQ Balanced Portfolio                    NWQLX      902555721        912

THE NWQ PORTFOLIOS

     For investors who want more information about the NWQ Portfolios, the following documents are available upon request.


ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of the NWQ Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the NWQ Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about the NWQ Portfolios and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION
---------------------------

     Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                               www.uam.com

     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                    UAM Funds
                                    Funds for the Informed Investor(SM)





THE NWQ PORTFOLIOS

Institutional Service Class Prospectus

                         NWQ Special Equity Portfolio
                         NWQ Balanced Portfolio







                                                                UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
          Any representation to the contrary is a criminal offendse.

TABLE OF CONTENTS

PORTFOLIO SUMMARY............................................................    1

   What are the Objectives of the Portfolios?................................    1
   What are the Principal Investment Strategies of the Portfolios?...........    1
   What are the Principal Risks of the Portfolios?...........................    2
   How have the Portfolios Performed?........................................    3
   What are the Fees and Expenses of the Portfolios?.........................    6

INVESTING WITH THE UAM FUNDS.................................................    8

   Buying Shares.............................................................    8
   Redeeming Shares..........................................................   10
   Exchanging Shares.........................................................   10
   Transaction Policies......................................................   10

ACCOUNT POLICIES.............................................................   13

   Small Accounts............................................................   13
   Distributions.............................................................   13
   Federal Taxes.............................................................   13

FUND DETAILS.................................................................   15

   Principal Investments and Risks of the Portfolios.........................   15
   Other Investment Practices and Strategies.................................   19
   Year 2000.................................................................   20
   Investment Management.....................................................   21
   Shareholder Servicing Arrangements........................................   28

FINANCIAL HIGHLIGHTS.........................................................   30

   NWQ Balanced Portfolio....................................................   30
   NWQ Special Equity Portfolio..............................................   32

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     Listed below are the investment objectives of the NWQ Portfolios. The NWQ Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

NWQ BALANCED PORTFOLIO

     NWQ Balanced Portfolio seeks consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment-grade fixed-income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the adviser's opinion, are undervalued at the time of purchase.




NWQ SPECIAL EQUITY PORTFOLIO

     NWQ Special Equity Portfolio seeks long-term capital appreciation by investing primarily in the common stock and other equity securities of companies, which in the adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average appreciation.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies of the NWQ Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

NWQ SPECIAL EQUITY PORTFOLIO

     NWQ Special Equity Portfolio normally invests at least 65% of its total assets in equity securities of large, mid and small capitalizations that it selects on an opportunistic basis. The portfolio seeks to identify undervalued companies where a catalyst such as new management, industry consolidation or company restructuring exists to improve a company's profitability. The portfolio also may invest up to 35% of its total assets in investment-grade debt securities.


NWQ BALANCED PORTFOLIO

     NWQ Balanced Portfolio actively varies its asset composition among equity securities, debt securities and cash to maximize the portfolio's return and reduce volatility. The process focuses on the expected returns of each asset type relative to each other, market conditions and the adviser's economic outlook. The portfolio will typically invest:

     Approximately 60% of its assets in common stock of companies with medium to large market capitalizations that are listed on a national exchange or traded over-the-counter. The adviser uses

     . an approach that combines quantitative and fundamental analyses to select companies within industries having positive fundamentals and price-to-book, price-to-earnings and dividend yield ratios that are attractive relative to the average stock.

     . 30% percent of its assets in debt securities. The adviser uses a strategy that increases debt securities and lengthens maturity when interest rates decline, and likewise decreases ownership and shortens maturity when interest rates are rising.

     .   10% of its assets in cash and cash equivalents.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.


NWQ SPECIAL EQUITY PORTFOLIO

     Since the portfolio invests mainly in equity securities, its principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.


     The portfolio is value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.




NWQ BALANCED AND SPECIAL EQUITY PORTFOLIOS

     Shareholders that invest in the portfolios take on the risks that come with investing in equity securities discussed above.

     To the extent the portfolio invests in debt securities, the value of its investments could fall because:

     .   Of market conditions and economic and political events.

     . Interest rates rise, which tends to cause the value of debt securities to fall.

     . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.


HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

     The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

NWQ BALANCED PORTFOLIO

[BAR CHART APPEARS HERE]

     Highest quarter: 10.96% (2nd quarter 1997).
     Lowest quarter: -8.75% (3rd quarter 1998).

     AVERAGE ANNUAL RETURN                             1 YEAR   SINCE INCEPTION*
     -----------------------------------------------------------------------------
     NWQ Balanced Portfolio                             0.36%        10.89%
     -----------------------------------------------------------------------------
     S&P 500 Index                                     28.60%        27.35%
     -----------------------------------------------------------------------------
     Lehman Government/Corporate Index                  9.47%         6.93%
     -----------------------------------------------------------------------------
     Salomon Brothers 3-Month Treasury Bill Average     5.06%         4.67%
     -----------------------------------------------------------------------------
     Balanced Index+                                   20.51%        18.96%


     + Balanced Index is a combined index of which 60% reflects S&P 500 Index, 30% the Lehman Brothers Government/Corporate Index and 10% the Salomon Brothers 3-Month Treasury Bill Average.

     * The portfolio began operations on 1/22/96. Index comparisons begin on 1/31/96.

NWQ SPECIAL EQUITY PORTFOLIO

[BAR CHART APPEARS HERE]


     Highest quarter: 15.29% (4th quarter 1998).
     Lowest quarter: -17.80% (3rd quarter 1998).



     Average annual return                         1 Year    Since Inception*
     ------------------------------------------------------------------------
     NWQ Special Equity Portfolio                   7.02%          6.07%
     ------------------------------------------------------------------------
     S&P 500 Index                                 28.60%         29.70%
     ------------------------------------------------------------------------



     * The portfolio began operations on 11/7/97. Index comparisons begin on 10/31/97.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

     This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                          NWQ Balanced Portfolio      NWQ Special Equity Portfolio
     -------------------------------------------------------------------------------
     Management Fees               0.70%                          0.85%
     -------------------------------------------------------------------------------
     Service   (12b-1)
     Fees                          0.40%                          0.40%
     -------------------------------------------------------------------------------
     Other Expenses                0.46%                          2.29%
     -------------------------------------------------------------------------------
     Total Expenses*               1.56%                          3.54%


     *  ACTUAL FEES AND EXPENSES


     The amounts stated in the table above are higher than the expenses you would have actually paid as an investor in these portfolios. Due to certain expense limits by the adviser and expense offsets, investors in the portfolios actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.

                            NWQ Balanced Portfolio    NWQ Special Equity Portfolio
        ----------------------------------------------------------------------------
        Actual Expenses              1.40%                        1.55%

EXAMPLE

     This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

     This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year     3 Years     5 Years     10 Years
     -------------------------------------------------------------------------------
     NWQ Balanced Portfolio            $159       $  493      $  850      $1,856
     -------------------------------------------------------------------------------
     NWQ Special Equity Portfolio      $357       $1,085      $1,836      $3,809

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                         TO OPEN AN ACCOUNT          TO BUY MORE SHARES
     ---------------------------------------------------------------------------
     BY MAIL             Send a check or money       Send a check and, if
                         order and your account      possible, the "Invest by
                         application to the UAM      Mail" stub that accompanied
                         Funds.  Make checks         your statement to the UAM
                         payable to "UAM Funds"      Funds.  Be sure your check
                         (the UAM Funds will not     identifies clearly your
                         accept third-party checks). name, account number and
                                                     the portfolio into which
                                                     you want to invest.
     ---------------------------------------------------------------------------
     BY WIRE             Call the UAM Funds for      Call the UAM Funds to get a
                         an account number and       wire control number and
                         wire control number and     wire your money to the UAM
                         then send your completed    Funds.
                         account application to
                         the UAM Funds.
                                             Wiring Instructions
                                            United Missouri Bank
                                               ABA # 101000695
                                                  UAM Funds
                                           DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                      account name/wire control number
     ---------------------------------------------------------------------------
     BY AUTOMATIC        Not Available               To set up a plan, mail a
     INVESTMENT PLAN                                 completed application to
     (VIA ACH)                                       the UAM Funds.  To cancel
                                                     or change a plan, write
                                                     to the UAM Funds.  Allow
                                                     up to 15 days to create
                                                     the plan and 3 days to
                                                     cancel or change it.
     ---------------------------------------------------------------------------

     MINIMUM             $2,500-- regular account    $100
     INVESTMENTS         $500 -- IRAs
                         $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------

     BY MAIL Send a letter signed by all registered parties on the account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.
     ---------------------------------------------------------------------------
     BY Telephone You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                      Call 1-877-UAM-Link to redeem your shares. Based on your
                      instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
     BY               If your account balance is at least $10,000, you may
     SYSTEMATIC       transfer as little as $100 per month from your UAM
     WITHDRAWAL       account to your financial institution.
     PLAN
     (VIA ACH)        To participate in this service, you must complete the
                      appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------
     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

     PURCHASES

     At any time and without notice, the UAM Funds may:

     .   Stop offering shares of a portfolio.

     .   Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     REDEMPTIONS

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .   Trading on the NYSE is restricted.

     .   The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     EXCHANGES

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .   Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
-------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the NWQ Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each portfolio's recent strategies and holdings in the current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.












NWQ SPECIAL EQUITY PORTFOLIO

     NWQ Special Equity Portfolio normally invests at least 65% of its total assets in equity securities. The portfolio is value oriented and seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation, company restructuring or a turn in the company's fundamentals. Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures drives the stock selection process. The adviser's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, the adviser focuses on management strength, competitive position, industry fundamentals and corporate strategy. As a result of its broader definition of value, the adviser 's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

     The portfolio may invest up to 35% of its total asses in investment-grade debt securities and up to 15% of its total assets in debt securities rated below investment-grade (junk bonds). The adviser manages the debt portion of the portfolio in the same way that it manages NWQ Balanced Portfolio, which is discussed below.

     EQUITY SECURITIES

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

NWQ BALANCED PORTFOLIO

     The portfolio may invest 30%-75% of its assets in common stocks, 25%-50% in fixed income securities, and up to 45% in cash and cash equivalents. While the adviser may vary the investments of the portfolio within those ranges, it will typically invest approximately:

     . 60% of the assets of the portfolio in common stocks of companies with medium to large market capitalizations that are listed on a national exchange or traded over-the-counter.

     .   30% of the portfolio's assets in debt securities.

     .   10% of the portfolio's assets in cash and cash equivalents.

     The portfolio will invest at least 25% of its assets in senior debt securities. The portfolio also may invest up to 10% of its total assets in common stocks of companies with market capitalizations of less than $500 million and in debt securities that are rated below investment-grade (junk bonds).

     EQUITY STRATEGY

     The adviser uses statistical measures to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The adviser's process is different from that of other value-oriented investment managers because it:

     . Uses normalized earnings (earnings adjusted for business cycles) to value cyclical companies.

     .   Focuses on quality of earnings.

     .   Invests using a wide variety of industry standards an benchmarks.

     . Concentrates in industries/sectors having strong long-term fundamentals.

     As part of its multi-disciplined approach to capturing value, the adviser strives to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals employed in the decision making process are:

     . Business trend analysis, which is used to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply.

     .   Direction of inflation and interest rates.

     .   Expansion/contraction of business cycles.

     The adviser then actively follows those companies that have above-average statistical values and are in sectors identified as having positive fundamentals on a secular basis. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The adviser uses in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The portfolio will invest in those industries with positive fundamentals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

     Investing in equity securities entails the risks discussed above.

     DEBT STRATEGY

     The adviser uses an active debt strategy seeking to benefit during periods of declining interest rates by buying more debt securities and extending portfolio maturity. When interest rate are rising, the adviser will seek to avoid a capital loss by shortening the maturity of the portfolio and holding fewer debt securities. The adviser adds value to its investment process by actively adjusting the duration of the portfolio. Average duration may range from one to ten years and maturities may range from one to thirty years.

     DEBT SECURITIES

     The debt portion of the portfolio will primarily consist of investment-grade debt securities. Debt securities are securities issued by the U.S. government and its agencies, corporate debt securities, mortgage-backed and asset-backed securities, commercial paper and certificates of deposit. These securities may have varying interest rate schedules and maturities (the dates when a debt instrument is due and payable). Asset-backed and mortgage-backed securities are securities that are backed by pools of loans or mortgages assembled for sale to investors by various governmental agencies and private issuers. Mortgage-backed securities may generally take two forms: pass-throughs and collateralized mortgage obligations (CMOs).




     The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
     As described below, the portfolios may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, the portfolios may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

FOREIGN INVESTMENTS

     NWQ Balanced Portfolio may invest up to 20% of its assets in American Depositary Receipts (ADRs). NWQ Special Equity Portfolio may invest up to 35% of its assets in foreign securities directly or through ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

DERIVATIVES

     To remain fully invested and to reduce transaction costs, NWQ Special Equity Portfolio may buy and sell derivatives, including futures and option on stock indices, interest rates and currencies. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .   Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------
     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     NWQ Investment Management Company, Inc., a California corporation located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the investment adviser the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to institutional and high net worth individuals since in 1982.

     Set forth in the table below are the management fees the portfolios paid the adviser during the fiscal year ended October 31, 1998 expressed as a percentage of average net assets. In addition, the adviser has voluntarily agreed to limit the expense of these portfolios. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice



                 NWQ Balanced Portfolio       NWQ Special Equity Portfolio
     ---------------------------------------------------------------------------

     =========================================================================
      Management fees              0.63%                    0.00%*
     -------------------------------------------------------------------------
      Expense Limit                1.50%                    1.65%

     *  The adviser waived its entire management fee.

PORTFOLIO MANAGERS

     NWQ Balanced Portfolio

     An investment committee is responsible for the day-to-day management of NWQ Balanced Portfolio.

     NWQ Special Equity Portfolio

     Jon D. Bosse, CFA, is the Portfolio Manager of NWQ Special Equity Portfolio. Mr. Bosse has been a Managing Director of NWQ Investment Management Company since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company.

ADVISER'S HISTORICAL PERFORMANCE

     The adviser manages separate accounts of equity securities that have the same investment objectives as NWQ Special Equity Portfolio and balanced accounts with the same investment objectives as NWQ Balanced Portfolio. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the portfolios. Composites of the performance of all of these separate accounts are listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. Because separately managed accounts may have different fees and expenses than the portfolio, their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolios. If the performance of the managed accounts was adjusted to reflect fees and expenses of the portfolios, the composites' performance would have been lower.

     The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the portfolios.

     =======================================================================================
                                              NWQ Investment
                                            Management Company --     Lipper Balanced Fund
                                             Balanced Composite*             Index
     ---------------------------------------------------------------------------------------
      Calendar Years Ended:
         1982                                       33.61%                      30.63%
     ---------------------------------------------------------------------------------------
         1983                                       16.65%                      17.44%
     ---------------------------------------------------------------------------------------
         1984                                        7.29%                       7.46%
     ---------------------------------------------------------------------------------------
         1985                                       24.50%                      29.83%
     ---------------------------------------------------------------------------------------
         1986                                       25.17%                      18.43%
     ---------------------------------------------------------------------------------------
         1987                                        5.57%                       4.13%
     ---------------------------------------------------------------------------------------
         1988                                       11.76%                      11.18%
     ---------------------------------------------------------------------------------------
         1989                                       22.05%                      19.70%
     ---------------------------------------------------------------------------------------
         1990                                        0.89%                       0.66%
     ---------------------------------------------------------------------------------------
         1991                                       23.07%                      25.83%
     ---------------------------------------------------------------------------------------
         1992                                        3.74%                       7.46%
     ---------------------------------------------------------------------------------------
         1993                                       16.75%                      11.95%
     ---------------------------------------------------------------------------------------
         1994                                       -3.25%                      -2.05%
     ---------------------------------------------------------------------------------------
         1995                                       27.77%                      24.89%
     ---------------------------------------------------------------------------------------
         1996                                       14.68%                      13.05%
     ---------------------------------------------------------------------------------------
         1997                                       21.90%                      20.30%
     ---------------------------------------------------------------------------------------
         1998                                        4.09%                      15.09%
     ---------------------------------------------------------------------------------------
      Annualized Return For
      Various Periods Ended
      12/31/98 (annualized)
         1-year                                      4.09%                      15.09%
     ---------------------------------------------------------------------------------------
         5-years                                    12.46%                      13.87%
     ---------------------------------------------------------------------------------------
         10-years                                   12.69%                      13.32%
     ---------------------------------------------------------------------------------------
         Since inception (1/1/82)                   14.61%                      15.30%
     ---------------------------------------------------------------------------------------
      Cumulative Since Inception (1/1/82)          915.07%                   1,024.84%

     * The adviser's average annual management fee from 1/1/82 to 9/30/97 was 0.74%.

     During the period, fees on the adviser's individual accounts ranged from 0.30% to 1.0%. Net returns to investors vary depending on the management fee.

                              NWQ Investment
                                Management                              Lipper
                                Company --                S&P 400      Capital
                              Special Equity   S&P 500    Mid Cap    Appreciation
                                Composite+      Index      Index     Funds Index
     =============================================================================
      Calendar Years Ended:
         1997                     35.01%        33.36%     32.25%      17.46%
     -----------------------------------------------------------------------------
         1998                      8.34%        28.58%     19.12%      13.92%
     -----------------------------------------------------------------------------

     ===========================================================================
      Annualized Return
      For Various Periods
      Ended 12/31/98
      (annualized) 1-year          8.34%       28.58%      19.12%      13.92%
     ---------------------------------------------------------------------------
         Since  inception
         (10/1/96)                 25.31%      31.69%      25.62%      14.37%
     ---------------------------------------------------------------------------
      Cumulative Since
      Inception (10/1/96)          66.12%      85.77%      67.07%      35.27%

     + The Adviser's imputed average annual management fee from 10/1/96 to 12/31/98 was 0.76% based on the fees paid by the adviser's special equity accounts. Net returns to investors vary depending on the management fee, which may be a maximum of 0.85%.

HISTORICAL PERFORMANCE OF JON BOSSE

     While at ARCO Investment Management Company, Mr. Bosse managed separate accounts using techniques and strategies substantially similar, though not always identical, to those used to manage NWQ Special Equity Portfolio. Set forth below is certain performance information that the adviser provided concerning Mr. Bosse's accounts. The performance data for these accounts reflects deductions for all fees and expenses. Because this account may have different fees and expenses than the portfolio, their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolios. If the performance of Mr. Bosse's account was adjusted to reflect fees and expenses of the portfolios, the composites' performance would have been lower. During Mr. Bosse's tenure as portfolio manager for the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed accounts performance.

     The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the portfolios.

     =============================================================================
                                                                      Lipper Mid
                               ARCO Value     S&P 500   S&P 400 Mid    Cap Funds
                              Equity Fund*     Index     Cap Index       Index
     =============================================================================
     Calendar Years Ended:
         1990                      0.74%       -3.10%      -5.13%        -4.49%
     -----------------------------------------------------------------------------
         1991                     53.57%       30.47%      50.10%        54.02%
     -----------------------------------------------------------------------------
         1992                     30.25%        7.62%      11.91%         8.61%
     -----------------------------------------------------------------------------
         1993                     19.71%       10.08%      13.95%        15.36%
     -----------------------------------------------------------------------------
         1994                      8.59%        1.32%      -3.58%        -2.02%
     -----------------------------------------------------------------------------
         1995                     38.54%       37.58%      30.94%        33.08%
     -----------------------------------------------------------------------------
         1996*                    12.56%       13.50%      12.39%        15.05%
     -----------------------------------------------------------------------------
      Annualized Return
      For Various Periods
      Ended 9/30/96
      (annualized) 1-year         15.77%       20.33%      14.00%        17.06
     -----------------------------------------------------------------------------
         5 Years                  23.87%       15.23%      15.23%        16.06
     -----------------------------------------------------------------------------
         Since inception
         (1/1/90)                 23.18%       13.63%      15.05%        16.26%
     -----------------------------------------------------------------------------
      Cumulative Since
      Inception (1/1/90)         308.50%      136.93%     157.67%       176.52%

     * Three quarters through 9/30/96. Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company until September 30, 1996.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
DISTRIBUTION PLANS

     The UAM Funds have adopted distribution plans and shareholder services plans under Rule 12b-1 of the Investment Company Act of 1940 that permit them to pay broker-dealers, financial institutions and other third parties for marketing, distribution and shareholder services. The UAM Funds' 12b-1 plans allow the portfolios to pay up to 1.00% of their average daily net assets annually for these services. However, the board of the UAM Funds has currently authorized the portfolios to pay only 0.40% per year. The board may increase the amounts the portfolios pay, up to the plan maximum, at any time. Because Institutional Service Class Shares pay these fees out of their assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds, which are not subject to the Fund's Distribution Plan or Shareholder Servicing Plan. These fees may include transaction fees and/or service fees paid from the assets of the UAM Funds attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     Anyone entitled to receive compensation for selling or servicing shares of the UAM Funds may receive different compensation with respect to one particular class of shares over another.

     The adviser may pay its affiliated companies for referring investors to a portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to a portfolio.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Salomon Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The UAM Funds also compensates Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Class shares, which do not pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio Institutional Service Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

     Fiscal Year Ended October 31,                                 1998       1997      1996+
     ============================================================================================
     Net Asset Value, Beginning of Year                           $14.80     $12.37     $11.57
     --------------------------------------------------------------------------------------------
     Income from Investment Operations
       Net Investment Income                                        0.29       0.26       0.21
       Net Gains or losses on Securities (Realized
         and Unrealized)                                            0.02       2.47       0.78
     --------------------------------------------------------------------------------------------
        Total From Investment Operations                            0.31       2.73       0.99
     --------------------------------------------------------------------------------------------
     Less Distributions
       Dividends (From Net Investment Income)                      (0.28)     (0.25)     (0.19)
       Distributions (From Capital Gains)                          (0.46)     (0.05)        --
     --------------------------------------------------------------------------------------------
        Total Distributions                                        (0.74)     (0.30)     (0.19)
     --------------------------------------------------------------------------------------------
     Net Asset Value, End of Year                                 $14.37     $14.80     $12.37
     ============================================================================================
     Total Return++                                                 2.10%     22.39%      8.60%#
     ============================================================================================
     Ratios/Supplemental Data
       Net Assets, End of Year (Thousands)                       $41,670    $41,421    $19,999
       Ratio of Expenses to Average Net Assets                      1.40%      1.40%      1.41%*
       Ratio of Net Investment Income to Average Net Assets         1.96%      1.89%      2.39%*

     Portfolio Turnover Rate                           28%       20%       31%
                                                       ---       ---       ---

     + For the period January 22, 1996 (commencement of operations) through October 31, 1996.

     ++ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods indicated.
     *    Annualized.
     #    Not annualized

NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     Fiscal Year Ended October 31,                                     1998#
     -----------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                                $9.90
     -----------------------------------------------------------------------------
     Income from Investment Operations
       Net Investment Income                                           (0.01)
       Net Gains or losses on Securities (Realized and Unrealized)@     0.07
     -----------------------------------------------------------------------------
        Total From Investment Operations                                0.06
     -----------------------------------------------------------------------------
     Net Asset Value, End of Year                                      $9.96
     =============================================================================
     Total Return+                                                      0.61%++
     =============================================================================
     Ratios/Supplemental Data
       Net Assets, End of Year (Thousands)                            $5,001
       Ratio of Expenses to Average Net Assets                          1.56%*
       Ratio of Net Investment Income to Average Net Assets            (0.16)%*
       Portfolio Turnover Rate                                            23%

     # For the period November 7, 1997 (commencement of operations) to October 31, 1998.

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.

     *    Annualized.

     ++   Not annualized.

     @ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the portfolio.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                        Trading    CUSIP      Portfolio
                                        Symbol     Number      Number
     ======================================================================
     NWQ Special Equity Portfolio         N/A     902555317      917
     ----------------------------------------------------------------------
     NWQ Balanced Portfolio              NWQBX    902555713      913

THE NWQ PORTFOLIOS

     For investors who want more information about the NWQ Portfolios, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of the NWQ Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the NWQ Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about the NWQ Portfolios and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION

     Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.


                                      UAM

                                             UAM Funds
                                             Funds for the Informed Investors



The Rice, Hall, James Portfolios

Institutional Class Prospectus   February 16, 1999 Table Of Contents


                                       Rice, Hall, James Small Cap Portfolio
                                       Rice, Hall, James Small/Mid Cap Portfolio





                                                       UAM


     The Securities and Exchange Commission (SEC) has not approved or disapproved these or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summary............................................................................  1

 What Are the Objectives of the Portfolios?..................................................  1
 What Are the Principal Investment Strategies of the Portfolios?.............................  1
 What are the Principal Risks of the Portfolios?.............................................  2
 How have the Portfolios Performed?..........................................................  2
 What Are the 4Fees and Expenses of the Portfolios?..........................................  5

Investing with the UAM Funds.................................................................  7

 Buying Shares...............................................................................  7
 Redeeming Shares............................................................................  9
 Exchanging Shares...........................................................................  9
 Transaction Policies........................................................................  9

Account Policies..................................................  ERROR! BOOKMARK NOT DEFINED.

 Small Accounts.............................................................................. 12
 Distributions............................................................................... 12
 Federal Taxes............................................................................... 12

Fund Details................................................................................. 14

 Principal Investments and Risks of the Portfolios........................................... 14
 Other Investment Practices and Strategies................................................... 16
 Year 2000................................................................................... 17
 Investment Management....................................................................... 17
 Shareholder Servicing Arrangements.......................................................... 19

Financial Highlights......................................................................... 20

 Rice, Hall, James Small Cap Portfolio....................................................... 20
 Rice, Hall, James Small/Mid Cap Portfolio................................................... 22

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  Listed below are the investment objectives of the Rice, Hall, James Portfolios. The Rice, Hall, James Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

RICE, HALL, JAMES SMALL CAP PORTFOLIO

  Rice, Hall, James Small Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

  Rice, Hall, James Small/Mid Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) companies.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of the Rice, Hall, James Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

  Each portfolio may invest in equity securities using the adviser's company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to greater investor recognition and higher stock prices.

RICE, HALL, JAMES SMALL CAP PORTFOLIO

  Rice, Hall, James Small Cap Portfolio normally invests at least 65% of its total assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for Rice, Hall, James Small Cap Portfolio, the adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

  Rice, Hall, James Small/Mid Cap Portfolio normally invests at least 65% of its total assets in equity securities of companies with market capitalizations of

  $300 million to $2.5 billion at the time of initial purchase. The adviser believes that there are greater pricing inefficiencies for small/mid cap securities than larger capitalization securities because this range of the market has less analyst coverage.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

RICE, HALL, JAMES SMALL CAP AND SMALL/MID CAP PORTFOLIOS

  Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.


  The portfolios are value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.

  Investors in the portfolios take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

  The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

RICE, HALL, JAMES SMALL CAP PORTFOLIO

[GRAPH APPEARS HERE]



  Highest quarter: 22.74% (4th quarter 1998).
  Lowest quarter: -26.61% (3rd quarter 1998).

Average annual return for periods ended 12/31/98                     1 Year           Since
                                                                                   Inception*
Rice, Hall, James Small Cap Portfolio                                    -6.33%           19.80%
-----------------------------------------------------------------------------------------------
Russell 2000 Index                                                       -2.55%           14.97%

  * The portfolio began operations on 7/1/94. Index comparisons begin on 6/30/94.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

[GRAPH APPEARS HERE]



  Highest quarter: 21.94% (4th quarter 1998).
  Lowest quarter: -14.58% (3rd quarter 1998).

Average annual return for periods ended 12/31/98                            1 Year         Since Inception+

Rice, Hall, James Small/Mid Cap Portfolio                                         15.56%              20.69%
Russell Mid Cap Index                                                             10.09%              20.23%
Russell 2000 Index                                                                -2.55%              11.81%
50/50 Blended Russell Index*                                                       3.77%              16.02%

  * The 50/50 Blended Russell Index is a custom index created by averaging the returns of the Russell 2000 Index and the Russell Mid Cap Index.

+ The portfolio began operations on 10/31/96. Index comparisons begin on 11/1/96.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (Expenses That Are Deducted From the Assets of a Portfolio)

  This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. The table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                                           Rice, Hall, James Small Cap      Rice, Hall, James Small/Mid Cap
                                                    Portfolio                          Portfolio
Management fees                                       0.75%                              0.80%

Other expenses                                        0.41%                              0.78%

Total expenses                                        1.16%                              1.58%*

  * Actual Fees and Expenses

    The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser and expense offsets, investors in the portfolio actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.

                                                  Rice, Hall, James Small/Mid Cap Portfolio

Actual Expenses                                                    1.25%

Example

  This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year         3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------------------------------
Rice, Hall, James Small Cap Portfolio                       $118           $368           $638         $1,409

Rice, Hall, James Small/Mid Cap Portfolio                   $161           $499           $860         $1,878

INVESTING WITH THE UAM FUNDS


BUYING SHARES
--------------------------------------------------------------------------------

                     TO OPEN AN ACCOUNT         TO BUY MORE SHARES
  ------------------------------------------------------------------------------
  By Mail            Send a check or money      Send a check and, if possible,
                     order and your account     the "Invest by Mail" stub that
                     application to the UAM     accompanied your statement to
                     Funds.  Make checks        the UAM Funds.  Be sure your
                     payable to "UAM Funds"     check identifies clearly your
                     (the UAM Funds will not    name, account number and the
                     accept third-party         portfolio into which you want
                     checks).                   to invest.
  ------------------------------------------------------------------------------
  By Wire            Call the UAM Funds for an  Call the UAM Funds to get a wire
                     account number and wire    control number and wire your
                     control number and then    money to the UAM Funds.
                     send your completed
                     account application to
                     the UAM Funds.
                                             Wiring Instructions
                                            United Missouri Bank
                                               ABA # 101000695
                                                  UAM Funds
                                           DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                      account name/wire control number
  ------------------------------------------------------------------------------
  By Automatic       Not Available              To set up a plan, mail a
  Investment Plan                               completed application to the UAM
  (Via ACH)                                     Funds.  To cancel or change a
                                                plan, write to the UAM Funds.
                                                Allow up to 15 days to create
                                                the plan and 3 days to cancel or
                                                change it.

  ------------------------------------------------------------------------------



  Minimum            $2,500 -- regular account  $100
  Investments        $500 -- IRAs
                     $250 -- spousal IRAs

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
  By Mail          Send a letter signed by all registered parties on the
                   account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem.  Certain shareholders may have to include additional documents.
  ------------------------------------------------------------------------------
  By Telephone     You must first establish the telephone redemption privilege
                   (and, if desired, the wire redemption privilege) by
                   completing the appropriate sections of the account
                   application.
                   Call 1-877-UAM-Link to redeem your shares.  Based on your
                   instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
  ------------------------------------------------------------------------------
  By               If your account balance is at least $10,000, you may
  Systematic       transfer as little as $100 per month from your UAM account
  Withdrawal Plan  to your financial institution.
  (Via ACH)        To participate in this service, you must complete the
                   appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------
  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange
  (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  Buying or Selling Shares through a Financial Intermediary

  You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

Calculating NAV

  The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Payment of Redemption Proceeds

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Signature Guarantee

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Rights Reserved by the UAM Funds

  Purchases

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares of a portfolio.

  .  Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

  Redemptions

  The UAM Funds may suspend your right to redeem if:

  . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

  .  Trading on the NYSE is restricted.

  .  The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .  Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES


SMALL ACCOUNTS
--------------------------------------------------------------------------------
  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
  Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
  The following is a summary of the federal income tax consequences of investing in these portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

Taxes on Distributions

  The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

Taxes on Exchanges and Redemptions

  When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

  To the extent a portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolios received from sources in foreign countries. The portfolios may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

Backup Withholding

  By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

--------------------------------------------------------------------------------
FUND DETAILS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

  The following is a brief description of the principal investment strategies that the Rice, Hall, James Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semiannual report. The portfolio may change these strategies without shareholder approval.

Rice, Hall, James Small Cap Portfolio

  Rice, Hall, James Small Cap Portfolio normally invests at least 65% of its total assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for the portfolio, the adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

Rice, Hall, James Small/Mid Cap Portfolio

  Rice, Hall, James Small/Mid Cap Portfolio normally invests at least 65% of its total assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase. The small/mid cap range of the market (meaning companies with market capitalizations of less than $2.5 billion but greater than $300 million) has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The adviser believes that there are greater pricing inefficiencies for small/mid cap securities than larger capitalization securities because this range of the market has less analyst coverage.

Equity Selection Process

  The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will only invest the assets of the portfolio in companies with price/earnings ratios that are lower than the company's 3 to 5 year projected earnings growth rate.

  The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and end market expansion. Most importantly, the adviser will only invest in a company when it is convinced that such changes will lead to greater investor recognition and higher stock prices within a 12- to 24-month period.

  Moreover, the adviser will focus on securities of companies with:

  .  Strong management.

  .  Leading products or services.

  .  Distribution to a large marketplace or growing niche market.

  .  Anticipated above-average revenue and earnings growth rates.

  .  Potential for improvement in profit margins.

  .  Strong cash flow and/or improving financial position.

  The portfolio will not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it will sell stocks for the following reasons:

  .  The stock reaches the target price set by the adviser.

  .  The stock falls below the downside price limit set by the adviser.

  .  The fundamentals of the stock have deteriorated.

  .  A more attractively valued alternative is available for purchase.

  The adviser expects that cash reserves will normally represent a small portion of each portfolio's assets (under 20%).

Equity Securities

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

  Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

OTHER INVESTMENT PRACTICES AND STRATEGIES
-----------------------------------------

  As described below, the portfolios may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, the portfolios may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

Foreign Investments

  The portfolios may invest up to 15% of their assets in foreign securities
  directly or through ADRs.   ADRs are certificates evidencing ownership of
  shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

  In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

Derivatives

  Each portfolio may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

  . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

  .  Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Rice, Hall, James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is the investment adviser to each portfolio. The adviser manages and supervises the investment of the portfolios' assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to individual and institutional investors since 1974.

     Set forth in the table below are the management fees the portfolios paid the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. TheIn addition, the adviser has voluntarily agreed to limit the expenses of the portfolios to the amounts listed in the table below, also expressed as a percentage of average net assets. To maintain this expense limit, the adviser may waive a portion of its advisorymanagement fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice. Set forthbelow are the expense limits of the portfolios and the amounts they paid the adviser during the fiscal year ended October 31, 1998, both of which are expressed as a percentage of average net assets.

                       Rice, Hall, James Small Cap    Rice, Hall, James Small/Mid
                               Portfolio                     Cap Portfolio
Management Fees                    %                               %
Management Fees                  0.75%                            0.51%
Expense Limit                    1.40%                            1.25%

PORTFOLIO MANAGERS

     Listed below are the investment professionals of the adviser who are primarily responsible for the day-to-day management of the portfolios and a description of their business experience during the past five years.


MANAGER                   EXPERIENCE
--------------------------------------------------------------------------------
Samuel R. Trozzo          Mr. Trozzo has over thirty-six years' investment
Chairman                  experience. Prior to founding Rice, Hall, James &
                          Associates in 1974, Mr. Trozzo was Vice President and
                          Senior Investment Officer of Southern California First
                          National Bank. He is a former member of the State of
                          California Board of Administration/ Investment
                          Committee Public Employees Retirement System. He is a
                          graduate of Kent State University.
--------------------------------------------------------------------------------
Thomas W. McDowell, Jr.   Mr. McDowell has over fifteen years' investment
President and Chief       experience. Mr. McDowell joined Rice, Hall, James in
Executive Officer         1984. Prior to that time, he was Investment Officer,
                          Security Analyst and Portfolio Manager at California
                          First Bank. He earned his B.A. degree from the
                          University of California, Los Angeles and his M.B.A.
                          from San Diego State University.
--------------------------------------------------------------------------------
David P. Tessmer          Mr. Tessmer has thirty years investment experience.
Partner and Co-Director   Prior to joining Rice, Hall, James in 1986, Mr.
of Research               Tessmer was Vice President and Senior Portfolio
                          Manager at The Pacific Century Group, San Diego. He
                          earned his B.S. degree in Investment Management at
                          Northwestern University and his M.B.A. in Finance at
                          Columbia Graduate School of Business.
--------------------------------------------------------------------------------
Timothy A. Todaro         Mr. Todaro has sixteen years' investment experience.
Partner and Co-Director   Mr. Todaro joined Rice, Hall, James in 1983. Prior to
of Research               that time, he was Senior Investment Analyst at
                          Comerica Bank, Detroit, Michigan. Mr. Todaro earned
                          his B.A. in Economics at the University of California,
                          San Diego and his M.B.A. degree in
                          Finance/International Business at the University of
                          Wisconsin, Madison. He is a Chartered Financial
                          Analyst.
--------------------------------------------------------------------------------
Gary S. Rice              Mr. Rice has thirteen years' investment experience.
Partner                   Mr. Rice was an Account Administrator with the Trust
                          Division at Federated Investors, Inc., Pittsburgh,
                          Pennsylvania prior to joining Rice, Hall, James in
                          1983. He earned his B.A. degree in Economics/Business
                          Administration at Vanderbilt University.
--------------------------------------------------------------------------------

MANAGER                         EXPERIENCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Mr. Sheres has over five years' investment
Douglas Sheres                  experience. Prior to joining Rice, Hall, James
Partner                         in March of 1998, he was an Institutional Sales
                                professional with Merrill Lynch in San Diego from May 1996 until February 1998. Previously he was a Research Analyst with Pacific Asset
                                Management from January 1994 until May 1996. He began his career in January 1993 as a Demographics Consultant with I Cubed Information
                                Strategies after graduating from the University of California San Diego with a B.A. in Psychology.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

       Fiscal Year Ended October    1998       1997      1996      1995     1994#
       31,
       ------------------------------------------------------------------------------
       Net Asset Value Beginning
       of Period                    $ 18.76    $ 15.73    $ 15.87    $11.14   $ 10.00
       ------------------------------------------------------------------------------
       Income from Investment
       Operations
        Net Investment Income
          (Loss)                      (0.06)     (0.08)     (0.10)    (0.07)     0.01
        Net Gains or losses on
        Securities
          (Realized and Unrealized)   (3.47)      4.59       2.73      4.81      1.13
       ------------------------------------------------------------------------------
         Total From Investment
          Operations                  (3.53)      4.51       2.63      4.74      1.14
       ------------------------------------------------------------------------------
       Less Distributions
        Dividends (From Net
          Investment Income
          (Loss)                         --         --         --    (0.01)        --
        In Excess of Net                 --         --         --     0.00# #      --
          Investment Income
        Distributions (From
          Capital Gains)              (2.29)     (1.48)     (2.77)        --       --
       ------------------------------------------------------------------------------
         Total Distributions          (2.29)     (1.48)     (2.77)    (0.01)       --
       ------------------------------------------------------------------------------
       Net Asset Value, End of
       Period                       $ 12.94    $ 18.76    $ 15.73    $15.87   $ 11.14
       ==============================================================================
       Total Return                  (20.86)%    31.44%     19.43%   42.59%+    11.40**+
       ==============================================================================
       Ratios/Supplemental Data
        Net Assets, End of
          Period (Thousands)        $42,219    $51,772    $33,488   $18,910   $ 8,287


        Ratio of Expenses to
          Average                      1.16%      1.21%      1.37%     1.40%     1.40%*
          Net Assets
        Ratio of Net Investment
          Income (Loss) to
          Average Net Assets          (0.48)%    (0.53)%    (0.78)%   (0.63)%    0.30%*
        Portfolio Turnover Rate         120%       158%       181%      180%        5%


# For the period August 2,July 1, 1994 (commencement of operations) to October 31, 1994.
##   Value is less than $0.01 per share.

+ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the period indicated.
*    Annualized.
**   Not annualized.


RICE, HALL, JAMES SMALL/MID CAP PORTFOLIOHALL, JAMES SMALL/MID CAP PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Fiscal Year Ended October 31,                                         1998                  1997*
Net Asset Value Beginning of Period                                     $12.64                  $ 10.00
Income from Investment Operations
     Net Investment Income (Loss)                                        (0.01)                    0.03
     Net Gains or losses on Securities (Realized and Unrealized)          0.42                     2.64
     Total From Investment Operations                                     0.41                     2.67
Less Distributions
     Dividends (From Net Investment Income Dividends)                    (0.00)#                  (0.03)
     Distributions (From Capital Gains)                                  (0.16)                      --
Total Distributions                                                      (0.16)                   (0.03)
     Net Asset Value, End of Period                                     $12.89                  $ 12.64
     Total Return+                                                        3.33%                   26.76%
Ratios/Supplemental Data
        Net Assets, End of Period (Thousands)                          $21,780                  $12,057
        Ratio of Expenses to Average Net Assets                           1.25%                    1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets              (0.12)%                   0.24%
        Portfolio Turnover Rate                                             03%                      56%



    * For period November 1, 1996 (commencement of operations) to October 31, 1997.

    #  Value is less than $0.01 per share.

    + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods indicated.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares of a UAM Fund, check daily NAVs or get additional information.

                                                      Trading     CUSIP         Portfolio
                                                      Symbol      Number        Number
-----------------------------------------------------------------------------------------
Rice, Hall, James Small Cap Portfolio                  RHJSX      902555671        638
Rice, Hall, James Small/Mid Cap Portfolio              RHJMX      902555440        639

THE RICE, HALL, JAMES PORTFOLIOS

     For investors who want more information about the Rice, Hall, James Portfolios, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of the Rice, Hall, James Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Rice, Hall, James Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about the Rice, Hall, James Portfolios and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION

     Investors can receive free copies of these materials, request other information about the portfolios and make shareholder inquiries by writing to or calling calling:

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com


     You can review, for a fee, the reports of the portfolios and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at HYPERLINK http://www.sec.gov

  The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                                                UAM [LETTERHEAD]

                                   UAM Funds

                                   Funds for the Informed Investor(sm)



SAMI PREFERRED STOCK INCOME PORTFOLIO

INSTITUTIONAL CLASS PROSPECTUS


                                        UAM


     The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY................................................   1

 What is the Objective of the Portfolio?.........................   1
 What are the Principal Investment Strategies of the Portfolio?..   1
 What are the Principal Risks of the Portfolio?..................   1
 How has the Portfolio Performed?................................   2
 What are the Portfolio's Fees and Expenses?.....................   4

INVESTING WITH THE UAM FUNDS.....................................   5

 Buying Shares...................................................   5
 Redeeming Shares................................................   7
 Exchanging Shares...............................................   7
 Transaction Policies............................................   7

ACCOUNT POLICIES.................................................  10

 Small Accounts..................................................  10
 Distributions...................................................  10
 Federal Taxes...................................................  10

FUND DETAILS.....................................................  12

 Principal Investments and Risks of the Portfolio................  12
 Other Investment Practices and Strategies.......................  15
 Year 2000.......................................................  16
 Investment Management...........................................  16
 Shareholder Servicing Arrangements..............................  18

FINANCIAL HIGHLIGHTS.............................................  20

PORTFOLIO SUMMARY

WHAT IS THE OBJECTIVE OF THE PORTFOLIO?
--------------------------------------------------------------------------------
  SAMI Preferred Stock Income Portfolio seeks a high level of dividend income
  consistent with capital preservation.   The portfolio cannot guarantee it will
  meet its investment objectives. The portfolio may not change its investment objective without shareholder approval.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of SAMI Preferred Stock Income Portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

  SAMI Preferred Stock Income Portfolio is a professionally managed, diversified portfolio consisting of investment-grade preferred securities of utility companies. Utility companies may include companies that provide electricity, natural gas, water, telephone and other communications services or sanitary services to the public. The portfolio will hedge its investments with U.S. government securities futures to minimize capital fluctuations caused by interest rate movements. The adviser also expects to invest a significant portion of the portfolio's assets in bank preferred securities. The banking industry includes companies that provide financial services to consumers and industry such as commercial banks and savings and loan associations.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

SAMI PREFERRED STOCK INCOME PORTFOLIO

  The value of the preferred stocks the portfolio holds could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

  Since the portfolio concentrates its investments in the utilities industry and invests heavily in the banking industry, developments in these industries will greatly affect the value of its shares. The utilities industry is particularly sensitive to

  . Economic factors, including interest rates, the price and availability of fuel and the level of demand for service.

  . Government regulations, especially those that relate to environmental protection or energy conservation.

  High interest rates, increased loan default rates or the lack of available capital are important elements in the profitability of the banking industry. In addition, the portfolio may experience greater price changes than a mutual fund that has securities representing a broader range of industries.

  The portfolio invests in derivatives, which may be volatile and may magnify a portfolio's gains or losses, causing it to make or lose substantially more money than it invested.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------

  The bar chart and table below illustrate how the performance of the portfolio has varied from year to year. The following bar chart shows the investment returns of the portfolio for each calendar year since its first full calendar year. The table following the bar chart compares the portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

[CHART APPEARS HERE]


  Highest quarter: 3.02% (1st quarter 1996).
  Lowest quarter: -2.42% (3rd quarter 1998).

                                                                       Since
Average annual return for periods ended 12/31/98    1 Year  5 Years  Inception*
SAMI Preferred Stock Income Portfolio                1.38%    4.76%     4.81%
Salomon Brothers 1-3 Year Treasury Index             6.98%    5.94%     5.85%

1 Year Treasury Bill                                 4.93%    5.80%     5.23%
Merrill Lynch DRD Eligible Preferred Stock Index     6.27%    7.45%     7.95%


  * The portfolio began operations on 6/23/92. Index comparisons begin on 6/30/92.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

  This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolio.

  Management fees                    0.70%
  Other expenses                     0.60%
  Total expenses                     1.30%


  *  Actual Fees and Expenses

  The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser and expense offsets, investors in the portfolio actually paid the following in total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.

  Actual Expenses                          0.99%


EXAMPLE

  This example can help you to compare the cost of investing in this portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolio and not the actual fees and expenses of the portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year     3 Years     5 Years      10 Years
  --------------------------------------------------------
       $132       $412         $713        $1,568

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                    TO OPEN AN ACCOUNT          TO BUY MORE SHARES
   -----------------------------------------------------------------------------
   By Mail          Send a check or money       Send a check and, if possible,
                    order and your account      the "Invest by Mail" stub that
                    application to the UAM      accompanied your statement to
                    Funds.  Make checks         the UAM Funds.  Be sure your
                    payable to "UAM Funds"      check identifies clearly your
                    (the UAM Funds will not     name, account number and the
                    accept third-party          portfolio into which you want to
                    checks).                    invest.
   -----------------------------------------------------------------------------
   By Wire          Call the UAM Funds for an   Call the UAM Funds to get a wire
                    account number and wire     control number and wire your
                    control number and then     money to the UAM Funds.
                    send your completed account
                    application to the UAM
                    Funds.

                                    Wiring Instructions
                                   United Missouri Bank
                                     ABA # 101000695
                                        UAM Funds
                                  DDA Acct. # 9870964163
                           Ref: portfolio name/account number/
                             account name/wire control number
   -----------------------------------------------------------------------------
   By Automatic     Not Available               To set up a plan, mail a
   Investment Plan                              completed application to the UAM
   (Via ACH)                                    Funds.  To cancel or change a
                                                plan, write to the UAM Funds.
                                                Allow up to 15 days to create
                                                the plan and 3 days to cancel or
                                                change it.
   -----------------------------------------------------------------------------

   Minimum              $2,500 -- regular account   $100
   Investments          $500 -- IRAs
                        $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
   By Mail            Send a letter signed by all registered parties on the
                      account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish
                      to redeem. Certain shareholders may have to include
                      additional documents.
   -----------------------------------------------------------------------------
   By Telephone       You must first establish the telephone redemption
                      privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                      Call 1-877-UAM-Link to redeem your shares.  Based on your
                      instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
   -----------------------------------------------------------------------------
   By                 If your account balance is at least $10,000, you may
   Systematic         transfer as little as $100 per month from your UAM account
   Withdrawal Plan    to your financial institution.
    (Via ACH)         To participate in this service, you must complete the
                      appropriate sections of the account application and mail it to the UAM Funds.


EXCHANGING SHARES
--------------------------------------------------------------------------------
  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolio calculates its NAV as of the close of trading on the New York Stock Exchange
  (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

  You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

  The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.


TELEPHONE TRANSACTIONS


  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

  Purchases

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares of a portfolio.

  .  Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

  Redemptions

  The UAM Funds may suspend your right to redeem if:

  . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

  .  Trading on the NYSE is restricted.

  .  The SEC tells the UAM Funds to delay redemptions.

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .  Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
  Normally, the portfolio distributes its net investment income monthly. In addition, it distributes any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
  The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


TAXES ON DISTRIBUTIONS

  The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


TAXES ON EXCHANGES AND REDEMPTIONS

  When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

BACKUP WITHHOLDING

  By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS


PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO
--------------------------------------------------------------------------------

  The following is a brief description of the principal investment strategies SAMI Preferred Stock Income Portfolio may employ in seeking its objective. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its current annual/semiannual report. The portfolio may change these strategies without shareholder approval.


  The portfolio concentrates in utilities and will invest at least 65% of its assets in utility preferred stocks. The utilities industry includes:

  Companies that manufacture, produce, generate, transmit and sell gas and electric energy.

  Communications companies, which include telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.

  Investors should be aware of certain risks associated with the utilities industry, including:

  . Difficulties in earning adequate returns on investments despite frequent rate increases.

  . Restrictions on operations and increased costs and delays due to governmental regulations, especially those that relate to environmental protection or energy conservation.

  .  Building or construction delays.

  . Difficulty of the capital markets in absorbing utility debt and equity securities.

  .  Difficulties in obtaining fuel at reasonable prices.

  The portfolio also invests a significant portion of its total assets, but less than 25%, in bank preferred securities. The banking industry includes companies that provide financial services to consumers and individuals, such as commercial banks savings and loan associations. Investors should be aware of certain risks associated with the banking industry including:

  .  Credit risks associated with corporate, consumer and global lending.

  . Market risks related to nonbank activities like securities trading, asset management and investment banking.

  . Risk of economic slowdown which could pressure net interest margins (the difference between the interest banks pay to borrow money and the interest they charge customers).

  .  Continual capital requirements.

  .  Higher incidence of nonbank competitors.

  .  Need to update technology (i.e., Year 2000).

  The adviser will invest at least 60% of the portfolio's assets in preferred securities rated A or better by at least one rating agency. Under normal conditions, the adviser may invest up to 35% of the portfolio's total assets in U.S. Treasury bills or similar short-term instruments.






















  Preferred Stock Selection Process


  When selecting specific preferred stock issues, the adviser considers all variables (i.e., sinking fund provisions, call features, current dividend yield, redemption characteristics and credit quality that would affect the value of a security. The adviser also carefully analyzes the underlying fundamentals of the issuer, with particular emphasis (for utility securities) on interest and dividend coverage, the utility customer mix, regulatory climate, energy sources, quality of management, non-utility diversification, if any, and construction expenditures relative to internal cash generation.

  While the investment philosophy of the adviser is primarily one of buy and hold, it will sell securities when it believes market, economic or other conditions make it advantageous to do so. For example, the adviser may try to improve dividend income without eroding capital by taking advantage of market or pricing inefficiencies of certain securities. The adviser attempts to hold securities in the portfolio that have upside price potential because of the strong demand for and lack of ample supply in dividend received deduction ("DRD") qualifying preferred stocks. Over the past few years many DRD issues have been either called or tendered for because DRD Preferred Stocks are a very expensive cost of capital for issuers. As a result, the market size has shrunk and is expected to continue shrinking over time. As new preferred types of securities have been developed, the supply of traditional DRD preferred securities has decreased. In addition, the adviser focuses on issues either trading at a discount with strong call protection or with attractive yields to call.

  Preferred stock has many attributes that are similar to those of debt securities, and has a preference over common stock in liquidation and generally dividends but is subordinated to the liabilities of the issuer in all respects. Since the portfolio invests in preferred securities, the value of its investments could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

  Since preferred stock is junior to other debt securities, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. In addition, the portfolio will sell or otherwise dispose of any security that loses its rating or has its rating reduced below investment grade within 90 days.

  Hedging Strategy


  The adviser does not make interest rate projections and seeks to preserve
  capital by implementing and maintaining a constant cross-hedge.   The
  portfolio's preferred and debt securities are subject to market fluctuation based largely, but not exclusively on the securities' sensitivity to changes in interest rates. To reduce interest rate related risk, the adviser hedges the investments of the portfolio with futures and options on U.S. government securities. Since the adviser intends to produce offsetting capital gains and losses as interest rates change, it expects the return of the portfolio to consist primarily of the dividend and interest income it receives.

  The adviser monitors the correlation between the preferred and debt securities and the U.S. government futures and options markets and evaluates the history of price movements in those markets. Then, using sophisticated quantitative analytical techniques, including regression analyses and price volatility analyses, the adviser creates the necessary statistical data to monitor and adjust the hedging investments. This strategy enables the adviser to invest across the yield curve, realizing higher dividend yields, while managing interest rate volatility.

  The hedging positions that the portfolio expects to hold normally appreciate in value when interest rates rise. If any gain on these instruments were realized and used by the portfolio to acquire additional preferred stocks, an increase in the portfolio's dividend income would result. Conversely, a decline in interest rates would probably cause these hedging positions to lose value and, consequently, may cause the portfolio to sell some of its preferred stocks to finance hedge losses, which would decrease its dividend income. Since dividend rates on fixed rate preferred stocks do not change in response to changes in interest rates, the adviser believes the successful use of hedging transactions will make the portfolio's income increase in rising interest rate environments. Similarly, the adviser would expect the income of the portfolio to be relatively resistant to the impact of significant declines in interest rates.

  The ability of the portfolio to hedge its securities through derivatives depends on the degree to which interest rates correlate with price movements in the relevant securities. The portfolio could be negatively affected if the change in market value of its securities fails to correlate perfectly with the prices of the futures and options it purchased or sold.

  The lack of a liquid secondary market for a futures contract or option may prevent the portfolio from closing futures position and could adversely impact its ability to hedge its investments and to realize profits or limit losses.

  Since futures and options transactions involve a high degree of leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio. The portfolio also may lose more than it originally invested in the derivative.

  The development of hedging techniques and the management of individual portfolios for institutions have given the adviser substantial experience in carrying out this investment strategy.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
  As described below, the portfolio may deviate from its investment strategy from time to time. In addition, the portfolio may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

SHORT-TERM INVESTING

  At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

  When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------
  Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

  The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date.
  They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

  Spectrum Asset Management, Inc., a Connecticut corporation located at Four High Ridge Park, Stamford, Connecticut 06905, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension plans and endowments since 1987.

  During the fiscal year ended October 31, 1998, the portfolio paid the adviser 0.39% of its average net assets in management fees. In addition, the adviser has agreed voluntarily to limit the expenses of the portfolio to 0.99% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fees and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limit until further notice.

  Since its inception, the adviser has concentrated its advisory services on managing diversified portfolios of fixed-dividend, preferred stocks for its clients using techniques similar to that described for the SAMI Preferred Stock Income Portfolio. The adviser is registered as a broker-dealer and investment adviser with the SEC and is a member firm of the National Association of

  Securities Dealers, Inc. The adviser is also registered with the Commodity Futures Trading Commission and the National Futures Association and operates as a commodity trading adviser and introducing broker.

PORTFOLIO MANAGERS

  Listed below are the investment professionals of the adviser who are primarily responsible for the day-to-day management of the portfolio and a description of their business experience during the past five years.

  All members of the adviser's professional staff must have at minimum a bachelor's degree from a duly accredited institution of higher education and must receive passing grades on the following exams:

  .  General Securities Representative (Series 7);

  .  Commodity Futures Associated Person-NFA (Series 3); and

  .  Uniform Securities Agent Exam (Blue Sky Law, Series 63).

   Manager                    Experience
  ------------------------------------------------------------------------------
   Scott T. Fleming           Mr. Fleming was a Director and Principal of DBL
   Principal, Chairman,       Preferred Management, Inc., a wholly-owned
   Chief Financial            subsidiary of Drexel Burnham Lambert, Inc. Prior
   Officer and Chief          to joining DBL, Mr. Fleming was a financial
   Investment Officer         analyst with EG&G, Inc., where he was responsible
                              for all outside money managers as well as managing
                              a significant Adjustable Rate Preferred Stock
                              portfolio. Heis currently licensed as a
                              Financial/Operations Principal (Series 27), a
                              General Securities Principal (Series 24),
                              Securities Registered Representative (Series 7),
                              Blue Sky Law (Series 63), and registered with the
                              NFA as an Associated Person (Series 3) with
                              Spectrum Asset Management, Inc., CTA. M.B.A.
                              Finance, Babson College, B.S. Accounting, Bentley
                              College. Mr. Fleming has managed the portfolio
                              since its inception.
--------------------------------------------------------------------------------
   Mark A. Lieb               Director of United Asset Management Corporation.
   Principal                  Mr. Lieb was a Founder, Director and Partner of
                              DBL Preferred Management, Inc., a wholly owned
                              Lambert, Inc. He was instrumental in the formation, continual development and execution of all aspects of the subsidiary including portfolio management. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. He is a licensed Securities Representative (Series 7),
                              Blue Sky Law (Series 63), General Securities
                              Principal (Series 24), and registered with the NFA as an Associated Person (Series 3) with Spectrum
                              Asset Management, Inc., CTA. M.B.A. Finance,
                              University of Hartford; B.A. Economics, Central
                              Connecticut State College. Mr. Lieb has managed the portfolio since its inception.

   Manager                    Experience
  ------------------------------------------------------------------------------
   Bernard M. Sussman         Prior to joining Spectrum, Mr. Sussman was with
   Principal                  Goldman Sachs & Co. for over 17 years. Mr.
                              Sussman was a General Partner from 1990 to 1994,
                              and managed their Preferred Stock Department. He
                              was responsible for all sales and trading of fixed
                              and adjustable rate preferred stocks, auction
                              preferreds, and all other preferred products. Mr.
                              Sussman coordinated Goldman Sachs & Co.'s effort
                              through preferred specialists, including the
                              general sales force. Additionally, Mr. Sussman
                              interacted with the corporate finance department
                              in developing and marketing new issues. He is a
                              licensed Securities Representative (Series 7),
                              Blue Sky Law (Series 63), General Securities
                              Principal (Series 24), General Securities Sales
                              Supervisor, Branch Office Manager (Series 8), and
                              registered with the NFA as an Associated Person
                              (Series 3) with Spectrum Asset Management, Inc.,
                              CTA. M.B.A. Finance and B.S. Industrial Relations,
                              Cornell University. Mr. Sussman has managed the
                              portfolio since its April 1995.
--------------------------------------------------------------------------------
   L. Philip Jacoby, IV       Prior to joining Spectrum, Mr. Jacoby was a
   Vice President --          Senior Investment Officer at USL Capital
   Portfolio Management       Corporation (a subsidiary of Ford Motor
                              Corporation) and was a co-manager of a $600
                              million preferred stock portfolio and Vice
                              President, Institutional Sales at E.F. Hutton,
                              Inc. He is currently licensed as a General
                              Securities Representative (Series 7), Blue Sky Law
                              (Series 63), a General Securities Principal
                              (Series 24), a Municipal Securities Principal
                              (Series 53) and registered with the NFA as an
                              Associated Person (Series 3) with Spectrum Asset
                              Management, Inc., CTA. B.S, B.A., Finance, Boston
                              University. Mr. Jacoby has managed the portfolio
                              since its January 1995.
--------------------------------------------------------------------------------
   Patrick G. Hurley          Mr. Hurley came to Spectrum Asset Management,
   Vice President - Hedge     Inc.  from James Money Management, Inc. where
   Management                 he served as a Government Securities Trader
                              and Computer Specialist. Prior to joining James,
                              Mr. Hurley was with Oppenheimer & Co., Inc. where he held positions as an Assistant Trader Fixed --
                              Income and programmer/Analyst. In both positions at Oppenheimer, he was an integral part of the fixed income arbitrage group which concentrated on the hedged trading of U.S. Treasury Bond and Note
                              Futures. He is currently a licensed General
                              Securities Representative (Series 7), Blue Sky Law
                              (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset
                              Management, Inc., CTA. B.S. Electrical Engineering
                              (Computer Concentration), University of Notre
                              Dame. Mr. Hurley has managed the portfolio since its May 1994.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

  Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

  The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the portfolio for the past five years. The financial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolio, which is available upon request.

     Fiscal Year Ended October 31,                   1998       1997        1996        1995        1994
     --------------------------------------------------------------------------------------------------------
     Net Asset Value Beginning of Period           $  9.47     $  9.34     $  9.21     $  9.29     $  9.98
     --------------------------------------------------------------------------------------------------------
     Income from Investment Operations
       Net Investment Income                          0.49        0.55        0.58        0.67        0.60
       Net Gains or Losses on Securities
        (Realized and Unrealized)                    (0.30)       0.15        0.14       (0.08)      (0.71)
     --------------------------------------------------------------------------------------------------------
          Total From Investment Operations            0.19        0.70        0.72        0.59       (0.11)
     --------------------------------------------------------------------------------------------------------
     Less Distributions                              (0.46)      (0.57)      (0.59)      (0.67)      (0.58)
       Dividends (From Net Investment Income)
     --------------------------------------------------------------------------------------------------------
          Total Distributions                        (0.46)      (0.57)      (0.59)      (0.67)      (0.58)
     --------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                $  9.20     $  9.47     $  9.34     $  9.21     $  9.29
     --------------------------------------------------------------------------------------------------------
     Total Return                                     1.84%+      7.73%+      8.17%+      6.67%      (1.15)%
     --------------------------------------------------------------------------------------------------------
     Ratios/Supplemental Data                      $30,535     $32,552     $27,528     $33,789     $91,221
       Net Assets, End of Period (Thousands)
       Ratio of Expenses to Average Net Assets        0.99%       0.99%       0.99%       0.98%       0.89%
       Ratio of Net Investment Income to
         Average Net Assets                           5.26%       5.83%       6.26%       7.03%       6.45%
       Portfolio Turnover Rate                          81%         59%         77%         44%         65%

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

          Trading Symbol          CUSIP Number            Portfolio Number
     ---------------------------------------------------------------------------
             SAPSX                  902555572                    921

SAMI PREFERRED STOCK INCOME PORTFOLIO

     For investors who want more information about SAMI Preferred Stock Income Portfolio, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual and semi-annual reports of SAMI Preferred Stock Income Portfolio provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of SAMI Preferred Stock Income Portfolio during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about SAMI Preferred Stock Income Portfolio and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION

     Investors can receive free copies of these materials, request other information about the portfolios and make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                  PO Box 419081
                          Kansas City, MO  64141-6081
                     (toll free) 1-877-UAM-Link (826-5465)
                                  www.uam.com


     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                                                             UAM

                                        UAM Funds

                                        Funds for the Informed Investor(SM)




THE SIRACH PORTFOLIOS

INSTITUTIONAL CLASS PROSPECTUS


Sirach Growth Portfolio
Sirach Equity Portfolio Sirach Special
Equity Portfolio
Sirach Strategic Balanced Portfolio
Sirach Bond Portfolio


                                                                   UAM

 The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY.................................................   1

 What are the Objectives of the Portfolios?.......................   1
 What are the Principal Investment Strategies of the Portfolios?..   1
 What are the Principal Risks of the Portfolios?..................   2
 How have the Portfolios Performed?...............................   4
 What are the Fees and Expenses of the portfolios?................   8

INVESTING WITH THE UAM FUNDS......................................  10

 Buying Shares....................................................  10
 Redeeming Shares.................................................  12
 Exchanging Shares................................................  12
 Transaction Policies.............................................  12

ACCOUNT POLICIES..................................................  15

 Small Accounts...................................................  15
 Distributions....................................................  15
 Federal Taxes....................................................  15

FUND DETAILS......................................................  17

 Principal Investments and Risks of The Portfolios................  17
 Other Investment Practices and Strategies........................  20
 Year 2000........................................................  22
 Investment Management............................................  22
 Shareholder Servicing Arrangements...............................  28

FINANCIAL HIGHLIGHTS..............................................  30

 Sirach Growth Portfolio..........................................  30
 Sirach Special Equity Portfolio..................................  32
 Sirach Strategic Balanced Portfolio..............................  32
 Sirach Equity Portfolio..........................................  34
 Sirach Bond Portfolio............................................  34

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  Listed below are the investment objectives of the Sirach Portfolios. The Sirach Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

SIRACH GROWTH PORTFOLIO

  Sirach Growth Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential.

SIRACH EQUITY PORTFOLIO

  Sirach Equity Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential.




SIRACH SPECIAL EQUITY PORTFOLIO

  Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.


SIRACH STRATEGIC BALANCED PORTFOLIO

  Sirach Strategic Balanced Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks and fixed income securities.

SIRACH BOND PORTFOLIO

  Sirach Bond Portfolio seeks to achieve above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment-grade fixed-income securities.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

  The following is a brief description of the principal investment strategies of the Sirach Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

SIRACH GROWTH, EQUITY AND SPECIAL EQUITY PORTFOLIOS


  The adviser believes that Sirach Growth, Equity and Special Equity Portfolios can achieve their goals by investing in equity securities of companies that rank high on its proprietary ranking system. Sirach Growth and Equity Portfolios invest in companies of all sizes. Sirach Special Equity Portfolio invests primarily in companies that have market capitalizations of $100 million to $4 billion.

SIRACH BOND PORTFOLIO


  Sirach Bond Portfolio invests in a diversified mix of dollar-denominated, investment-grade debt securities. The adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the portfolio based on its assessment of current economic conditions and trends and monetary and fiscal policies. In selecting securities for the portfolio, the adviser tries to achieve incremental risk-adjusted return.

SIRACH STRATEGIC BALANCED PORTFOLIO


  Sirach Strategic Balanced Portfolio typically invests approximately 40-45% of its assets in investment-grade debt securities and 55-60% in equity securities. The adviser selects equity securities for the portfolio using the same approach as Sirach Growth Portfolio and selects debt securities for the portfolio using the same approach as Sirach Bond Portfolio.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

SIRACH GROWTH, EQUITY AND SPECIAL EQUITY PORTFOLIOS

  Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  Because Sirach Growth and Equity Portfolios are growth oriented, they may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

  Investors in Sirach Special Equity Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

SIRACH BOND PORTFOLIO

  Since the portfolio invests in debt securities, the value of its investments could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

SIRACH STRATEGIC BALANCED PORTFOLIO


  To the extent Sirach Strategic Balanced Portfolio invests in equity and debt securities, its shareholders will take on the risks that come with investing in both those types of securities. Investors also run the risk that the portfolio will be more heavily invested in one type of security when it would be better to invest in the other type of security.

HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

  The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

SIRACH GROWTH PORTFOLIO

[BAR CHART APPEARS HERE]


  Highest quarter: 25.58% (4th quarter 1998).
  Lowest quarter: -13.83% (3rd quarter 1998).

                                                                        Since
Average annual return for periods ended 12/31/98   1 Year   5 Years   Inception*
---------------------------------------------------------------------------------
Sirach Growth Portfolio                            25.95%    19.65%     19.82%
---------------------------------------------------------------------------------





[BAR CHART APPEARS HERE]

S&P 500 Index                                  28.60%     24.05%     23.92%
-----------------------------------------------------------------------------


  * The portfolio began operations 12/1/93. Index comparisons begin on 11/30/93.


SIRACH EQUITY PORTFOLIO

[BAR CHART APPEARS HERE]


Highest quarter: 25.01% (4th quarter 1998).
Lowest quarter: -13.20% (3rd quarter 1998).

                                                                   Since
Average annual return for periods ended 12/31/98       1 Year    Inception*
Sirach Equity Portfolio                                29.93%     29.68%
----------------------------------------------------------------------------
S&P 500 Index                                          28.60%     29.68%
----------------------------------------------------------------------------


  * The portfolio began operations on 7/1/96. Index comparisons begin on 6/30/96.

SIRACH SPECIAL EQUITY PORTFOLIO

[BAR CHART APPEARS HERE]


  Highest quarter: 29.49% (1st quarter 1991).

  Lowest quarter: -26.88% (3rd quarter 1998).

Average annual return for periods ended 12/31/98    1 Year  5 Years    Since
                                                                     Inception*
-------------------------------------------------------------------------------
Sirach Special Equity Portfolio                      5.64%   10.85%     14.20%
-------------------------------------------------------------------------------
Russell 2500 Growth Index                            3.10%   12.41%     11.91%


  * The portfolio began operations on 10/2/89. Index comparisons begin on 9/30/89.

SIRACH STRATEGIC BALANCED PORTFOLIO

[BAR CHART APPEARS HERE]


  Highest quarter: 14.73% (4th quarter 1998).
  Lowest quarter: -6.53% (3rd quarter 1998).

                                                                       Since
Average annual return for periods ended 12/31/98   1 Year   5 Years  Inception*
-------------------------------------------------------------------------------
Sirach Strategic Balanced Portfolio                19.35%   14.06%     14.14%
-------------------------------------------------------------------------------
S&P 500 Index                                      28.60%   24.05%     23.92%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Index                     8.69%    7.27%      7.27%


  * The portfolio began operation on 12/1/93. Index comparisons begin on 11/30/93.

SIRACH BOND PORTFOLIO

[BAR CHART APPEARS HERE]


  Highest quarter: 3.22% (3rd quarter 1998).
  Lowest quarter: 0.28% (4th quarter 1998).

                                                                     Since
Average annual return for periods ended 12/31/98      1 Year       Inception*
------------------------------------------------------------------------------
Sirach Bond Portfolio                                  7.88%          8.45%
------------------------------------------------------------------------------
Lehman Brothers  Aggregate Index                       8.69%          8.73%

  * The portfolio began operations on 11/3/97. Index comparisons begin on 10/31/97.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)


  This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                                              Special     Strategic
                      Growth       Equity      Equity      Balanced      Bond
                     Portfolio    Portfolio   Portfolio   Portfolio   Portfolio
--------------------------------------------------------------------------------
Management fees       0.65%        0.65%       0.70%       0.65%       0.35%
--------------------------------------------------------------------------------
Other Expenses        0.26%        0.55%       0.22%       0.36%       0.58%
--------------------------------------------------------------------------------
Total Expenses        0.91%*       1.20%*      0.92%       1.01%       0.93%


  *  Actual Fees and Expenses

  The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser for Sirach Equity and Bond Portfolios and expense offsets for each portfolio, investors in the portfolio actually paid the total operating expenses during the fiscal year ended October 31, 1998 listed below. The Adviser may cancel it expense limitation at any time.

                      Growth Portfolio     Equity Portfolio     Bond Portfolio
------------------------------------------------------------------------------
Actual Expenses             0.90%                 0.90%              0.50%

EXAMPLE


  This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year       3 Years      5 Years    10 Years
Growth Portfolio                 $ 93         $290         $504       $1,120
-------------------------------------------------------------------------------
Equity Portfolio                 $122         $381         $660       $1,455
-------------------------------------------------------------------------------
Special Equity Portfolio         $ 94         $293         $509       $1,131
-------------------------------------------------------------------------------
Strategic Balanced Portfolio     $103         $322         $558       $1,236
-------------------------------------------------------------------------------
Bond Portfolio                   $ 93         $296         $515       $1,143

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                      TO OPEN AN ACCOUNT          TO BUY MORE SHARES
  ------------------------------------------------------------------------------
  By Mail             Send a check or money       Send a check and, if possible,
                      order and your account      the "Invest by Mail" stub that
                      application to the UAM      accompanied your statement to
                      Funds.  Make checks         the UAM Funds.  Be sure your
                      payable to "UAM Funds"      check identifies clearly your
                      (the UAM Funds will not     name, account number and the
                      accept third-party          portfolio into which you want
                      checks).                    to invest.

  ------------------------------------------------------------------------------
  By Wire             Call the UAM Funds for an   Call the UAM Funds to get a
                      account number and wire     wire control number and wire
                      control number and then     your money to the UAM Funds.
                      send your completed
                      account application to
                      the UAM Funds.


                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number
  ------------------------------------------------------------------------------
  By Automatic        Not Available               To set up a plan, mail a
  Investment Plan                                 completed application to the
  (Via ACH)                                       UAM Funds. To cancel or change
                                                  a plan, write to the UAM
                                                  Funds. Allow up to 15 days to
                                                  create the plan and 3 days to
                                                  cancel or change it.

  ------------------------------------------------------------------------------



  MINIMUM             $2,500 -- regular account   $100
  INVESTMENTS         $500 -- IRAs
                      $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
  ------------------------------------------------------------------------------

  By Mail             Send a letter signed by all registered parties on the
                      account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish
                      to redeem. Certain shareholders may have to include
                      additional documents.
  ------------------------------------------------------------------------------
  By Telephone        You must first establish the telephone redemption
                      privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                      Call 1-877-UAM-Link to redeem your shares.  Based on your
                      instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
  ------------------------------------------------------------------------------
  By                  If your account balance is at least $10,000, you may
  Systematic          transfer as little as $100 per month from your UAM account
  Withdrawal          to your financial institution.
  Plan (Via
  ACH)                To participate in this service, you must complete the
                      appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange
  (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  Buying or Selling Shares Through a Financial Intermediary

  You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


CALCULATING NAV

  The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.


TELEPHONE TRANSACTIONS

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

  Purchases

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares of a portfolio.

  .  Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

  Redemptions

  The UAM Funds may suspend your right to redeem if:

  . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

  .  Trading on the NYSE is restricted.

  .  The SEC tells the UAM Funds to delay redemptions.

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .  Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
  Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
  The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

  The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.


TAXES ON EXCHANGES AND REDEMPTIONS

  When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.


BACKUP WITHHOLDING

  By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS


PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies the Sirach Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each portfolio's recent strategies and holdings in the current annual/semiannual report. The portfolio may change these strategies without shareholder approval.

SIRACH GROWTH, EQUITY AND SPECIAL EQUITY PORTFOLIOS


  Sirach Growth and Equity Portfolios invest in primarily in common stocks of companies of all sizes. Sirach Special Equity Portfolio invests primarily in common stocks of companies that have market capitalizations of $100 million to $4 billion. Sirach Equity Portfolio invests at least 90% of its assets in equity securities. While each portfolio invests mainly in common stocks, they may also invest in other types of equity securities.

  The adviser invests the assets of each portfolio in equity securities of companies that rank high on its proprietary ranking system. The adviser's system ranks securities according to decile using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (usually 15% to 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the investments of the portfolio and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  Normally, Sirach Growth and Special Equity Portfolios expect that cash reserves will represent less than 20% of their respective assets.

  EQUITY SECURITIES

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

  Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

  The Sirach Growth and Equity Portfolios may invest in growth stocks, which are stocks of companies that the adviser believes have earnings that will grow relatively rapidly. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

SIRACH BOND PORTFOLIO


  Sirach Bond Portfolio normally invests at least 75% of its total assets in a diversified mix of dollar-denominated, investment-grade debt securities.

  The adviser believes that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The adviser seeks to reduce negative changes in NAV by adjusting the average maturity and/or duration of the portfolio based on its assessment of

  .  Current economic conditions and trends.

  .  The Federal Reserve Board's management of monetary policy.

  .  Fiscal policy.

  .  Inflation expectations.

  .  Government and private credit demands.

  .  Global conditions.

  Ordinarily, the weighted average maturity (the date when a debt security is due and payable) of the portfolio will range between eight and twelve years. The weighted average duration (a theoretical measure of volatility) of the portfolio will usually range from four to six years.

  The adviser tries to emphasize (1) relative values and interest rate spreads within selected maturity ranges, credit qualities and coupons, and (2) the marketability of individual issues and diversification within the portfolio.

  The adviser constantly monitors the investments of the portfolio, but does not employ an automatic sell discipline. Instead, as market conditions changes, the adviser reevaluates the investments of the portfolio to determine if the securities still meet the expectations of the adviser. The adviser then sells securities of the portfolio when it can replace them with securities that will add value to the portfolio or it changes its investment conclusions about the security.

  DEBT SECURITIES

  A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), Yankee bonds, commercial paper and certificates of deposit.

  Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

SIRACH STRATEGIC BALANCED PORTFOLIO


  Sirach Strategic Balanced Portfolio invests in equity and debt securities using the same techniques and strategies as Sirach Growth and Bond Portfolios. The portfolio may invest in a combination of stocks, bonds and short-term cash equivalents. Normally, the portfolio will invest 25% - 50% of its assets in debt securities and 35% - 70% of its assets in equity securities. While the adviser can vary the composition of the portfolio within those ranges, it will typically invest approximately 55 - 60% of the portfolio's assets in equity securities and 40 - 45% in debt securities. The portfolio will invest at least 25% of its total assets in senior debt securities, including preferred stock.



OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
  As described below, the portfolios may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, the portfolios may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

FOREIGN INVESTMENTS


  Each portfolio may invest up to 20% of its assets in American Depositary Receipts (ADRs); however, Sirach Growth and Special Equity Portfolios may only
  invest up to 20% of their assets in ADRs.    ADRs are certificates evidencing
  ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.


  In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

DERIVATIVES

  Sirach Bond and Strategic Balanced Portfolios may buy and sell futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

  . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

  .  Judges market conditions incorrectly.

  . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

  At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

  When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.


PORTFOLIO TURNOVER

  The portfolios may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.


YEAR 2000
--------------------------------------------------------------------------------
  Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

  The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date.
  They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

  Sirach Capital Management, Inc., located at 3323 One Union Square, Seattle, Washington 98101, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.


  Set forth in the table below are the management fees the portfolios paid to the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of Sirach Equity and Bond Portfolios to the amounts listed in the table below. To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice.



                                Sirach                  Sirach
                     Sirach     Special    Sirach      Strategic      Sirach
                     Growth     Equity     Equity      Balanced        Bond
                    Portfolio  Portfolio  Portfolio    Portfolio    Portfolio
-------------------------------------------------------------------------------
Management fees       0.65%      0.70%       0.36%       0.65%         0.00%*
-------------------------------------------------------------------------------
Expense Limit          N/A        N/A        0.90%        N/A          0.50%

PORTFOLIO MANAGERS

  Teams of investment professionals are primarily responsible for the day-to-day management of the portfolios. Listed below are the investment professionals that comprise those teams and a description of their business experience during the past five years.

Manager                          Experience
--------------------------------------------------------------------------------
Sirach Equity Management Team manages Sirach Growth and Equity Portfolios and the equity portion of Sirach Strategic Balanced Portfolios.
--------------------------------------------------------------------------------
Harvey G. Bateman                Mr. Bateman joined the adviser in 1988 as a
Principal/Portfolio Manager      Principal/Portfolio Manager, where he has
                                 managed equity accounts since 1989.
--------------------------------------------------------------------------------
Sharon Rowley, CFA               Ms. Rowley joined the adviser in 1998 as a
Principal/Portfolio Manager      Principal/Portfolio Manager. Before that she
                                 was a Principal at Seafirst Investment
                                 Counselors where she managed equity, bond and
                                 balanced accounts for high net worth
                                 individuals and institutional clients.
--------------------------------------------------------------------------------
Karin L. Gibony                  Ms. Gibony joined the adviser in 1990. She has
Principal/Portfolio Manager      balanced funds for Sirach Capital Management
                                 since 1991.

Manager                          Experience
--------------------------------------------------------------------------------
James P. Kieburtz                Mr. Kieburtz joined the adviser in 1994.
Principal/Portfolio              Before that, he was a Systems Engineer
Manager                          specializing in financial account applications
                                 at the accounting firm of Hagen, Kurth &
                                 Perman.
--------------------------------------------------------------------------------
Sirach Small Cap Equity Management Team manages Sirach Special Equity Portfolio
--------------------------------------------------------------------------------
Harvey G. Bateman                You may find Mr. Bateman's biography under
Principal/Portfolio              Equity Management Team above.
Manager
--------------------------------------------------------------------------------
Stefan W. Cobb                   Mr. Cobb joined the adviser in 1994 as a
Principal/Portfolio              Principal/Portfolio Manager.  Before that, he
Manager                          was a Vice President at the investment-banking
                                 firm of Robertson, Stephens & Company where he
                                 was engaged in institutional sales.
--------------------------------------------------------------------------------
James P. Kieburtz                You may find Mr. Kieburtz's biography under
Principal/Portfolio              Equity Management Team above.
Manager
--------------------------------------------------------------------------------
Sirach Fixed Income Management Team manages Sirach Bond Portfolio and the debt portion of Sirach Strategic Balanced Portfolio
--------------------------------------------------------------------------------
Craig F. Hintze                  Mr. Hintze joined the adviser in 1996 as a
Principal/Portfolio              Principal/Portfolio Manager when Olympic
Manager                          Capital Management merged with Sirach Capital
                                 Management. Before the merger, he was a
                                 Principal of Olympic Capital Management where
                                 he had managed fixed-income portfolios for
                                 institutional clients since 1982.

Manager                          Experience
--------------------------------------------------------------------------------
John F. Dagres                   Mr. Dagres joined the adviser in 1996 as a
Principal/Portfolio              Principal/Portfolio Manager when Olympic
Manager                          Capital Management merged with Sirach Capital
                                 Management. Before the merger, he was a
                                 Principal of Olympic Capital Management where
                                 he had managed fixed income portfolios for
                                 institutional clients since 1982.
--------------------------------------------------------------------------------
Stephen J. Romano                Mr. Romano joined the adviser in 1991 as a
Principal/Portfolio              Principal/Portfolio Manager. Before that, he
Manager                          was a Senior Investment Officer at Seattle-
                                 First National Bank where he managed equity and
                                 fixed income portfolios for private banking
                                 clients.
--------------------------------------------------------------------------------
Larry J. Katz                    Mr. Katz joined the adviser in 1996 as a
Principal/Portfolio              Principal/Portfolio Manager. Before that, he
Manager                          was a Senior Analyst at Frank Russell Company
                                 from 1994 until 1996, an independent consultant
                                 during 1993 and a Senior Portfolio Manager at
                                 Puget Sound Savings Bank from 1984 through
                                 1992.

ADVISER'S HISTORICAL PERFORMANCE


  The adviser manages separate accounts of equity securities that have the same investment objectives as Sirach Equity and Growth Portfolios and separate accounts of debt securities with the same investment objectives as Sirach Bond Portfolio. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the portfolios. Composites of the performance of all of these separate accounts are listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. Because separately managed accounts may have different fees and expenses than the portfolios, their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolios. If the performance of the managed accounts was adjusted to reflect fees and expenses of the portfolios, the composites' performance would have been lower.

  The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, it results might have differed.

  The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the Sirach Equity and Growth Portfolios or Sirach Bond Portfolio.

                                       Sirach Capital
                                       Management  --
                                      Equity Composite+       S&P 500 Index
------------------------------------------------------------------------------
Calendar Years Ended:
------------------------------------------------------------------------------
 1989                                      35.50%                 31.65%
------------------------------------------------------------------------------
 1990                                      -0.78%                 -3.14%
------------------------------------------------------------------------------
 1991                                      40.22%                 30.45%
------------------------------------------------------------------------------
 1992                                       7.79%                  7.66%
------------------------------------------------------------------------------
 1993                                      14.69%                 10.05%
------------------------------------------------------------------------------
 1994                                      -8.84%                  1.27%
------------------------------------------------------------------------------
 1995                                      31.59%                 37.53%
------------------------------------------------------------------------------
 1996                                      22.73%                 22.99%
------------------------------------------------------------------------------
 1997                                      31.23%                 33.33%
------------------------------------------------------------------------------
 1998                                      29.60%                 28.59%
------------------------------------------------------------------------------
Annualized Return For Various
 Periods Ended 12/31/98
 (annualized)
 1-year                                    29.60%                 28.59%
------------------------------------------------------------------------------
5-years                                    20.15%                 24.05%
------------------------------------------------------------------------------
10-years                                   19.29%                 19.19%
------------------------------------------------------------------------------
Cumulative Since Inception (1/1/82)       483.54%                478.83%

  + The adviser's average annual management fee over the periods shown was 0.50%. During the period shown the adviser's individual account fees ranged from 0.40% to 0.50%. Net returns to investors vary depending on the management fee.

                                      Sirach Capital
                                   Management  -- Fixed      Lehman Brothers
                                     Income Composite*     Aggregate Bond Index
--------------------------------------------------------------------------------
Calendar Years Ended:
--------------------------------------------------------------------------------
 1980                                         6.23%               2.70%
--------------------------------------------------------------------------------
 1981                                        13.27%               6.25%
--------------------------------------------------------------------------------
 1982                                        33.31%              32.62%
--------------------------------------------------------------------------------
 1983                                         6.63%               8.35%
--------------------------------------------------------------------------------
 1984                                        14.68%              15.15%
--------------------------------------------------------------------------------
 1985                                        21.21%              22.10%
--------------------------------------------------------------------------------
 1986                                        14.38%              15.26%
--------------------------------------------------------------------------------
 1987                                         3.20%               2.76%
--------------------------------------------------------------------------------
 1988                                         9.80%               7.89%
--------------------------------------------------------------------------------
 1989                                        13.94%              14.53%
--------------------------------------------------------------------------------
 1990                                         7.62%               8.96%
--------------------------------------------------------------------------------
 1991                                        18.54%              16.00%
--------------------------------------------------------------------------------
 1992                                         8.13%               7.40%
--------------------------------------------------------------------------------
 1993                                        11.65%               9.75%
--------------------------------------------------------------------------------
 1994                                        -1.90%              -2.92%
--------------------------------------------------------------------------------
 1995                                        18.71%              18.47%
--------------------------------------------------------------------------------
 1996                                         4.81%               3.63%
--------------------------------------------------------------------------------
 1997                                         9.90%               9.65%
--------------------------------------------------------------------------------
 1998                                         8.05%               8.69%
--------------------------------------------------------------------------------
Annualized Return For Various
Periods Ended 12/31/98
 (annualized)
--------------------------------------------------------------------------------
 1-year                                       8.05%               8.69%
--------------------------------------------------------------------------------
 5-years                                      7.71%               7.27%
--------------------------------------------------------------------------------
 10-years                                     9.79%               9.26%
--------------------------------------------------------------------------------
 Since inception (7/1/79)                    11.30%              10.11%
--------------------------------------------------------------------------------
Cumulative Since Inception (7/1/79)         706.27%             553.63%


  * The adviser's average annual management fee over the periods shown was 0.30%. During the period shown the adviser's individual account fees ranged from 0.20% to 0.30%. Net returns to investors vary depending on the management fee.




SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

SIRACH GROWTH PORTFOLIO

     Fiscal Year Ended October 31,                      1998       1997       1996         1995        1994+
     -----------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year               $ 15.44    $  14.01    $  11.35    $   9.66    $ 10.0
     ------------------------------------------------------------------------------------------------------------
     Income from Investment Operations
       Net Investment Income                             0.02        0.12        0.12        0.15       0.10
       Net Gains or Losses on Securities
         (Realized and Unrealized)                       1.47        3.55        2.65        1.70      (0.36)
     -----------------------------------------------------------------------------------------------------------
       Total From Investment Operations                  1.49        3.67        2.77        1.85      (0.26)
     -----------------------------------------------------------------------------------------------------------
     Less Distributions
       Dividends (From Net Investment Income)           (0.04)      (0.13)      (0.11)      (0.16)     (0.08)
       Distributions (From Capital Gains)               (3.13)      (2.11)         --          --         --
     -----------------------------------------------------------------------------------------------------------
        Total Distributions                             (3.17)      (2.24)      (0.11)      (0.16)     (0.08)
     -----------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Year                     $ 13.76    $  15.44    $  14.01    $  11.35    $  9.66
     -----------------------------------------------------------------------------------------------------------
     Total Return                                       11.45%      30.86%      24.52%      19.33%     (2.58)%#
     -----------------------------------------------------------------------------------------------------------
     Ratios/Supplemental Data
       Net Assets, End of Year (Thousands)            $84,423    $132,530    $128,982    $114,787    $80,944

     Ratio of Expenses to Average Net Assets          0.91%      0.90%       0.87%       0.86%       0.92%*
     Ratio of Net Investment Income
       to Average Net Assets                          0.17%      0.84%       0.97%       1.48%       1.13%*
     Portfolio Turnover Rate                           103%       138%        151%        119%        141%


     + For the period December 1, 1993 (commencement of operations) to October 31, 1994.

     *   Annualized

     #   Not annualized

SIRACH SPECIAL EQUITY PORTFOLIO
-------------------------------

     Fiscal Year Ended October 31,                     1998       1997        1996      1995       1994
     ------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year            $  14.95     $  17.98    $  18.80   $  16.10   $  19.10
     Income from Investment Operations
       Net Investment Income (Loss)                   (0.10)       (0.09)      (0.06)      0.11       0.04
       Net Gains or Losses on Securities
         (Realized and Unrealized)                    (1.90)        0.98        3.51       3.65      (0.90)
     ------------------------------------------------------------------------------------------------------
        Total From Investment Operations              (2.00)        0.89        3.45       3.76      (0.86)
     ------------------------------------------------------------------------------------------------------
     Less Distributions
       Dividends (From Net Investment Income)            --           --       (0.03)     (0.11)     (0.02)
       Distributions (From Capital Gains)             (2.86)       (3.92)      (4.24)     (0.95)     (2.12)
     ------------------------------------------------------------------------------------------------------
        Total Distributions                           (2.86)       (3.92)      (4.27)     (1.06)     (2.14)
     ------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Year                  $  10.09     $  14.95    $  17.98   $  18.80   $  16.10
     ------------------------------------------------------------------------------------------------------
     Total Return                                    (14.99)%       8.11 %     23.62 %    25.31 %    (4.68)%
     ------------------------------------------------------------------------------------------------------
     Ratios/Supplemental Data
       Net Assets, End of Year (Thousands)         $154,373     $368,430    $441,326   $498,026   $513,468
       Ratio of Expenses to Average Net Assets         0.92 %       0.89 %      0.87 %     0.85 %     0.88 %
       Ratio of Net Investment Income
         (Loss) to Average Net Assets                 (0.61)%      (0.53)%     (0.29)%     0.64 %    0-.27 %
       Portfolio Turnover Rate                          126 %        114 %       129 %      137 %      107 %

SIRACH STRATEGIC BALANCED PORTFOLIO
-----------------------------------

     Fiscal Year Ended October 31,                     1998       1997      1996      1995      1994+
     -------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year              $12.44     $11.99     $10.75    $9.35     $10.00
     -------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations                 0.28           0.37           0.36           0.36            0.27
Net Investment Income
Net Gains or Losses on  Securities                0.88           1.81           1.24           1.39           (0.69)
----------------------------------------------------------------------------------------------------------------------
 (Realized and Unrealized)
 Total From Investment Operations                 1.16           2.18           1.60           1.75           (0.42)
----------------------------------------------------------------------------------------------------------------------
Less Distributions                               (0.29)         (0.37)         (0.36)         (0.35)          (0.23)
Dividends (From Net Investment Income)
Distributions (From Capital Gains)               (1.75)         (1.36)            --             --              --
 Total Distributions                             (2.04)         (1.73)         (0.36)         (0.35)          (0.23)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $ 11.56        $ 12.44        $ 11.99        $ 10.75       $    9.35
----------------------------------------------------------------------------------------------------------------------
Total Return                                     10.63%         20.78%         15.13%         19.10%          (4.19)%#
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                       $84,522        $86,204        $83,430        $95,834       $  99,564
Net Assets, End of Year  (Thousands)
Ratio of Expenses to Average Net Assets           1.01%          0.97%          0.93%          0.87%           0.90%*
Ratio of Net Investment Income to                 2.39%          3.06%          3.04%          3.49%           3.05%*
 Average Net Assets
Portfolio Turnover Rate                             87%           128%           172%           158%            158%

+ For the period December 1, 1993 (commencement of operations) to October 31, 1994.


*  Annualized
#  Not annualized

SIRACH EQUITY PORTFOLIO

Fiscal Year Ended October 31,                                              1998           1997           1996+
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                       $ 13.98        $ 10.97         $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations                                          (0.01)          0.03            0.01
Net Investment Income (Loss)
Net Gains or Losses on  Securities (Realized and Unrealized)                2.01           3.06            0.97
-----------------------------------------------------------------------------------------------------------------
 Total From Investment Operations                                           2.00           3.09            0.98
-----------------------------------------------------------------------------------------------------------------
Less Distributions                                                         (0.01)         (0.02)          (0.01)
Dividends (From Net Investment Income)
Distributions (From Capital Gains)                                         (0.38)         (0.06)             --
 Total Distributions                                                       (0.39)         (0.08)          (0.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                             $ 15.59        $ 13.98         $ 10.97
-----------------------------------------------------------------------------------------------------------------
Total Return++                                                             14.63%         28.34%           9.80%#
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                                                 $37,939        $26,169         $ 6,410
Net Assets, End of Year  (Thousands)
Ratio of Expenses to Average Net Assets                                     0.90%          0.90%           1.03%*
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.08)%          0.30%           0.39%*
Portfolio Turnover Rate                                                       75%            89%             34%

SIRACH BOND PORTFOLIO

Fiscal Year Ended October 31,                                                                      1998@
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                                                $ 10.00
---------------------------------------------------------------------------------------------------------
Income from Investment Operations                                                                    0.59
Net Investment Income
Net Gains or Losses on  Securities (Realized and Unrealized)                                         0.28
---------------------------------------------------------------------------------------------------------
 Total From Investment (Loss) Operations                                                             0.87
---------------------------------------------------------------------------------------------------------
Less Distributions
Dividends (From Net Investment Income)                                                              (0.52)
---------------------------------------------------------------------------------------------------------
 Total Distributions                                                                                (0.52)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                                      $ 10.35
---------------------------------------------------------------------------------------------------------
Total Return++                                                                                     8.84%#
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                                                                          $63,409
Net Assets, End of Year  (Thousands)
Ratio of Expenses to Average Net Assets                                                            0.51%*

Ratio of Net Investment Income (Loss) to Average Net Assets                                        5.95%*
Portfolio Turnover Rate                                                                             168%

+  For the period July 1, 1996 (commencement of operations) to October 31, 1996.

@ For the period November 3, 1997 (commencement of operations) to October 31, 1998.

++ Total return would have been lower had certain fees not been waived and expenses assumed by adviser and its affiliates during the periods indicated.
*  Annualized
#  Not annualized

PORTFOLIO CODES


  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                                         Trading                CUSIP             Portfolio
                                                          Symbol                Number              Number
------------------------------------------------------------------------------------------------------------
Sirach Growth Portfolio                                   SGRWX               902555655               926
------------------------------------------------------------------------------------------------------------
Sirach Equity Portfolio                                   SIEQX               902555457               926
------------------------------------------------------------------------------------------------------------
Sirach Special Equity Portfolio                           SSEPX               902555598               928
------------------------------------------------------------------------------------------------------------
Sirach Strategic Balanced Portfolio                       SSBAX               902555622               930
------------------------------------------------------------------------------------------------------------
Sirach Bond Portfolio                                     SBNDX               902555291               922

The Sirach Portfolios

  For investors who want more information about the Sirach Portfolios, the following documents are available upon request.

Annual/Semi-Annual Reports

  The annual and semi-annual reports of the Sirach Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Sirach Portfolios during the last fiscal year.

Statement of Additional Information
  The SAI contains additional detailed information about the Sirach Portfolios and is incorporated by reference into (legally part of) this prospectus.


How to Get More Information

  Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                               www.uam.com


  You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

  The portfolio's Investment Company Act of 1940 file number is 811-5683.

                             UAM Funds

                             Funds for the Informed Investor(SM)




THE SIRACH PORTFOLIOS

Institutional Service Class Prospectus

                             Sirach Growth Portfolio
                             Sirach Special Equity Portfolio
                             Sirach Bond Portfolio




                                                                     UAM


     The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY.................................................   1

 What are the Objectives of the Portfolios?.......................   1
 What are the Principal Investment Strategies of the Portfolios?..   1
 What are the Principal Risks of the Portfolios?..................   2
 How have the Portfolios Performed?...............................   3
 What are the fees and expenses of the Portfolios?................   7

INVESTING WITH THE UAM FUNDS......................................   9

 Buying Shares....................................................   9
 Redeeming Shares.................................................  11
 Exchanging Shares................................................  11
 Transaction Policies.............................................  11

ACCOUNT POLICIES..................................................  14

 Small Accounts...................................................  14
 Distributions....................................................  14
 Federal Taxes....................................................  14

FUND DETAILS......................................................  16

 Principal Investments and Risks of The Portfolios................  16
 Other Investment Practices and Strategies........................  19
 Year 2000........................................................  21
 Investment Management............................................  21
 Shareholder Servicing Arrangements...............................  26

FINANCIAL HIGHLIGHTS..............................................  29

 Sirach Growth Portfolio..........................................  29
 Sirach Special Equity Portfolio..................................  31
 Sirach Bond Portfolio............................................  31

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  Listed below are the investment objectives of the Sirach Portfolios. The Sirach Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

SIRACH GROWTH PORTFOLIO

  Sirach Growth Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential.





SIRACH SPECIAL EQUITY PORTFOLIO

  Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

SIRACH BOND PORTFOLIO

  Sirach Bond Portfolio seeks to achieve above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment-grade fixed-income securities.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of the Sirach Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

SIRACH GROWTH AND SPECIAL EQUITY PORTFOLIOS

  The adviser believes that Sirach Growth and Special Equity

  Portfolios can achieve their goals by investing in equity securities of companies that rank high on its proprietary ranking system. Sirach Growth and Equity Portfolios invest in companies of all sizes. Sirach Special Equity Portfolio invests primarily in companies that have market capitalizations of $100 million to $4 billion.

SIRACH BOND PORTFOLIO

  Sirach Bond Portfolio invests in a diversified mix of dollar-denominated, investment-grade debt securities. The adviser will adjust the maturity/duration, maturing structure, sector weightings and individual issues of the portfolio based on its assessment of current economic conditions and trends and monetary and fiscal policies. In selecting securities for the portfolio, the adviser tries to achieve incremental risk-adjusted return.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

SIRACH GROWTH AND SPECIAL EQUITY PORTFOLIOS

  Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  Because Sirach Growth Portfolio is growth oriented, it may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

  Investors in Sirach Special Equity Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

SIRACH BOND PORTFOLIO

  Since the portfolio invests in debt securities, the value of its investments could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.



HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------
  The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio since its inception. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

SIRACH GROWTH PORTFOLIO

[BAR CHART APPEARS HERE]




  Highest quarter: 25.55% (4th quarter 1998).
  Lowest quarter: -13.85% (3rd quarter 1998).

                                                                 Since
Average annual return for periods ended 12/31/98      1 Year   Inception*
--------------------------------------------------------------------------
Sirach Growth Portfolio                                25.74%     25.84%
--------------------------------------------------------------------------
S&P 500 Index                                          28.60%     28.69%

  * The portfolio began operations on 11/7/97. Index comparisons begin on 10/31/97.


SIRACH SPECIAL EQUITY PORTFOLIO

[BAR CHART APPEARS HERE]



  Highest quarter: 27.31% (4th quarter 1998).
  Lowest quarter: -26.95% (3rd quarter 1998).

                                                                 Since
Average annual return for periods ended 12/31/98      1 Year   Inception*
---------------------------------------------------------------------------
Sirach Special Equity Portfolio                        5.66%      7.79%
---------------------------------------------------------------------------
Russell 2500 Growth Index                              3.10%      9.16%
---------------------------------------------------------------------------

  * The portfolio began operations on 3/22/96. Index comparisons begin on 4/1/96.

SIRACH BOND PORTFOLIO

[BAR CHART APPEARS HERE]

  Highest quarter: 3.03% (3th quarter 1998).
  Lowest quarter: 0.32% (4th quarter 1998).




[BAR CHART APPEARS HERE]

[BAR CHART APPEARS HERE]




                                                                Since
Average annual return for periods ended 12/31/98     1 Year   Inception*
-------------------------------------------------------------------------
Sirach Bond Portfolio                                 7.58%      8.22%
-------------------------------------------------------------------------
Lehman  Brothers Aggregate Bond Index                 8.69%      8.73%

  * The portfolio began operations on 11/7/97. Index comparisons begin on 10/31/97.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

  This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

------------------------------------------------------------------------
                                       Special Equity         Bond
                    Growth Portfolio     Portfolio         Portfolio
------------------------------------------------------------------------
Management fees          0.65%               0.70%            0.35%
------------------------------------------------------------------------
Service (12b-1) Fees     0.25%               0.25%            0.25%
------------------------------------------------------------------------
Other Expenses           0.26%               0.22%            0.59%
------------------------------------------------------------------------
Total Expenses           1.16%*              1.17%            1.19%*


  *  Actual Fees and Expenses

  The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in the portfolio. Due to certain expense limits by the adviser for Sirach Bond Portfolio and expense offsets for each portfolio, investors in the portfolio actually paid the total operating expenses during the fiscal year ended October 31, 1998 listed below. The Adviser may cancel its expense limitation at any time.

                    Growth Portfolio   Bond Portfolio
--------------------------------------------------------
Actual Expenses            1.15%            0.75%

EXAMPLE

  This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years    5 Years    10 Years
  -------------------------------------------------------------------------
  Growth Portfolio                $118         $368       $638      $1,409
  -------------------------------------------------------------------------
  Special Equity Portfolio        $119         $372       $644      $1,420
  -------------------------------------------------------------------------
  Bond Portfolio                  $121         $378       $654      $1,443

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT          TO BUY MORE SHARES
  ------------------------------------------------------------------------------
  By Mail               Send a check or money       Send a check and, if
                        order and your account      possible, the "Invest by
                        application to the UAM      Mail" stub that accompanied
                        Funds.  Make checks         your statement to the UAM
                        payable to "UAM Funds"      Funds. Be sure your check
                        (the UAM Funds will not     identifies clearly your
                        accept third-party          name, account number and the
                        checks).                    portfolio into which you
                                                    want to invest.
  ------------------------------------------------------------------------------
  By Wire               Call the UAM Funds for an   Call the UAM Funds to get a
                        account number and wire     wire control number and wire
                        control number and then     your money to the UAM Funds.
                        send your completed
                        account application to
                        the UAM Funds.


                                   Wiring Instructions
                                   United Missouri Bank
                                     ABA # 101000695
                                        UAM Funds
                                  DDA Acct. # 9870964163
                           Ref: portfolio name/account number/
                             account name/wire control number
  ------------------------------------------------------------------------------
  By Automatic          Not Available               To set up a plan, mail a
  Investment                                        completed application to the
  Plan (Via ACH)                                    UAM Funds. To cancel or
                                                    change a plan, write to the
                                                    UAM Funds. Allow up to 15
                                                    days to create the plan and
                                                    3 days to cancel or change
                                                    it.
  ------------------------------------------------------------------------------

  Minimum               $2,500 -- regular account   $100
  Investments           $500 -- IRAs
                        $250 -- spousal IRAs

                                   UAM Funds
                                  PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
  By Mail               Send a letter signed by all registered parties on the
                        account to UAM Funds specifying the portfolio, the
                        account number and the dollar amount or number of shares
                        you wish to redeem. Certain shareholders may have to
                        include additional documents.
  ------------------------------------------------------------------------------
  By Telephone          You must first establish the telephone redemption
                        privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                        Call 1-877-UAM-Link to redeem your shares. Based on your
                        instructions, the UAM Funds will mail your proceeds to
                        you or wire them to your bank.
  ------------------------------------------------------------------------------
  By                    If your account balance is at least $10,000, you may
  Systematic            transfer as little as $100 per month from your UAM
  Withdrawal Plan       account to your financial institution.
  (Via ACH)
                        To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.


EXCHANGING SHARES
--------------------------------------------------------------------------------
  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange
  (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  Buying or Selling Shares through a Financial Intermediary

  You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


CALCULATING NAV

  The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

  Purchases

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares of a portfolio.

  .  Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)


  Redemptions

  The UAM Funds may suspend your right to redeem if:

  . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

  .  Trading on the NYSE is restricted.

  .  The SEC tells the UAM Funds to delay redemptions.

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .  Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
  Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
  The following is a summary of the federal income tax consequences of investing in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

  The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

  When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

BACKUP WITHHOLDING

  By law, the UAM funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS


PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

  The following is a brief description of the principal investment strategies the Sirach Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each portfolio's recent strategies and holdings in the current annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

SIRACH GROWTH AND SPECIAL EQUITY PORTFOLIOS

  Sirach Growth Portfolio invests in primarily in common stocks of companies of all sizes. Sirach Special Equity Portfolio invests primarily in common stocks of companies that have market capitalizations of $100 million to $4 billion. While each portfolio invests mainly in common stocks, they may also invest in other types of equity securities.

  The adviser invests the assets of the portfolio in equity securities of companies that rank high on its proprietary ranking system. The adviser's system ranks securities according to decile using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (usually 15% to 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the investments of the portfolio and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  Normally, Sirach Growth Portfolio expects that cash reserves will represent less than 20% of its assets.

  EQUITY SECURITIES

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

  Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

  The Sirach Growth Portfolio may invest in growth stocks, which are stocks of companies that the adviser believes have earnings that will grow relatively rapidly. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

SIRACH BOND PORTFOLIO

  Sirach Bond Portfolio normally invests at least 75% of its total assets in a diversified mix of dollar-denominated, investment-grade debt securities.

  The adviser believes that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The adviser seeks to reduce negative changes in NAV by adjusting the average maturity and/or duration of the portfolio based on its assessment of

  .  Current economic conditions and trends.

  .  The Federal Reserve Board's management of monetary policy.

  .  Fiscal policy.

  .  Inflation expectations.

  .  Government and private credit demands.

  .  Global conditions.

  Ordinarily, the weighted average maturity (the date when a debt security is due and payable) of the portfolio will range between eight and twelve years. The weighted average duration (a theoretical measure of volatility) of the portfolio will usually range from four to six years.

  The adviser tries to emphasize (1) relative values and interest rate spreads within selected maturity ranges, credit qualities and coupons, and (2) the marketability of individual issues and diversification within the portfolio.

  The adviser constantly monitors the investments of the portfolio, but does not employ an automatic sell discipline. Instead, as market conditions changes, the adviser reevaluates the investments of the portfolio to determine if the securities still meet the expectations of the adviser. The adviser then sells securities of the portfolio when it can replace them with securities that will add value to the portfolio or it changes its investment conclusions about the security.

  DEBT SECURITIES

  A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), Yankee bonds, commercial paper and certificates of deposit.

  Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.




OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolios may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, the portfolios may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

FOREIGN INVESTMENTS

     Each portfolio may invest up to 20% of its assets in American Depositary Receipts (ADRs); however, Sirach Growth and Special Equity Portfolios may only invest up to 20% of their assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

DERIVATIVES

     Sirach Bond Portfolio may buy and sell futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .    Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

PORTFOLIO TURNOVER

     The portfolios may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

YEAR 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Sirach Capital Management, Inc., located at 3323 One Union Square, Seattle, Washington 98101, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

     Set forth in the table below are the management fees the portfolios paid to the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. In addition, the adviser has voluntarily agreed to limit the expenses of Sirach Bond Portfolio to 0.75% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the portfolio. The adviser intends to continue its expense limitation until further notice.

                          Sirach Growth     Sirach Special     Sirach Bond
                            Portfolio      Equity Portfolio     Portfolio
     ------------------------------------------------------------------------
     Management fees         0.65%           0.70%               0.00*


     * The advisor waived its entire management fee.

PORTFOLIO MANAGERS

     Teams of investment professionals are primarily responsible for the day-to-day management of the portfolios. Listed below are the investment professionals that comprise those teams and a description of their business experience during the past five years.


     Manager                  Experience
     ---------------------------------------------------------------------------

     Sirach Equity Management Team manages Sirach Growth Portfolio


     Harvey G. Bateman        Mr. Bateman joined the adviser in 1988 as a
     Principal                Principal/Portfolio Manager, where he has managed
                              equity accounts since 1989.


     Sharon Rowley, CFA       Ms. Rowley joined the adviser in 1998 as a
     Principal/Portfolio      Principal/Portfolio Manager. Before that she was a
     Manager                  Principal at Seafirst Investment Counselors where
                              she managed equity, bond and balanced accounts for high net worth individuals and institutional clients.

     Karin L. Gibony          Ms. Gibony joined the adviser, Inc. in 1990. She
     Principal/Portfolio      has managed equity and balanced funds for Sirach
     Manager                  Capital Management since 1991.


     James P. Kieburtz        Mr. Kieburtz joined the adviser in 1994. Before
     Principal/Portfolio      that, he was a Systems Engineer specializing in
     Manager                  financial account applications at the accounting
                              firm of Hagen, Kurth & Perman.

Sirach Small Cap Equity Management Team manages Sirach Special Equity Portfolio

     Harvey G. Bateman        You may find Mr. Bateman's biography under Equity
     Principal/Portfolio      Management Team above.
     Manager

     Manager                  Experience
     ---------------------------------------------------------------------------

     Stefan W. Cobb           Mr. Cobb joined the adviser in 1994 as a
     Principal/Portfolio      Principal/Portfolio Manager.  Before that, he was
     Manager                  a Vice President at the investment-banking firm of
                              Robertson, Stephens & Company where he was engaged in institutional sales.

     James P. Kieburtz        You may find Mr. Kieburtz's biography under Equity
     Principal/Portfolio      Management Team above.
     Manager

Sirach Fixed Income Management Team manages Sirach Bond Portfolio

     Craig F. Hintze          Mr. Hintze joined the adviser, Inc. in 1996 as a
     Principal/Portfolio      Principal/Portfolio Manager when Olympic Capital
     Manager                  Management merged with Sirach Capital Management.
                              Before the merger, he was a Principal of Olympic
                              Capital Management where he had managed fixed-income portfolios for institutional clients since
                              1982.

     John F. Dagres           Mr. Dagres joined the adviser in 1996 as a
     Principal/Portfolio      Principal/Portfolio Manager when Olympic Capital
     Manager                  Management merged with Sirach Capital Management.
                              Before the merger, he was a Principal of Olympic
                              Capital Management where he had managed fixed income portfolios for institutional clients since
                              1982.

     Stephen J. Romano        Mr. Romano joined the adviser in 1991 as a
     Principal/Portfolio      Principal/Portfolio Manager. Before that, he was a
     Manager                  Senior Investment Officer at Seattle-First
                              National Bank where he managed equity and fixed income portfolios for private banking clients.

     Larry J. Katz            Mr. Katz joined the adviser in 1996 as a
     Principal/Portfolio      Principal/Portfolio Manager. Before that, he was a
     Manager                  Senior Analyst at Frank Russell Company from 1994
                              until 1996, an independent consultant during 1993 and a Senior Portfolio Manager at Puget Sound
                              Savings Bank from 1984 through 1992.

ADVISER'S HISTORICAL PERFORMANCE

     The adviser manages separate accounts of equity securities that have the same investment objectives as Sirach Growth Portfolio and separate accounts of debt securities that have the same investment objectives as Sirach Bond Portfolios. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the portfolios. Composites of the performance of all of these separate accounts are listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. Because separately managed accounts may have different fees and expenses than the portfolios their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolio. If the performance of the managed accounts were adjusted to reflect fees and expenses of the portfolio, the composites' performance would have been lower.

     The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the Sirach Growth Portfolio or Sirach Bond Portfolio.

                                Sirach Capital
                                Management  --
                               Equity Composite+       S&P 500 Index
----------------------------------------------------------------------
Calendar Years Ended:
----------------------------------------------------------------------
     1989                        35.50%                    31.65%
----------------------------------------------------------------------
     1990                        -0.78%                    -3.14%
----------------------------------------------------------------------
     1991                        40.22%                    30.45%
----------------------------------------------------------------------
     1992                         7.79%                     7.66%
----------------------------------------------------------------------
     1993                        14.69%                    10.05%
----------------------------------------------------------------------

                                Sirach Capital
                                Management  --
                               Equity Composite+        S&P 500 Index
----------------------------------------------------------------------
     1994                        -8.84%                     1.27%
----------------------------------------------------------------------
     1995                        31.59%                    37.53%
----------------------------------------------------------------------
     1996                        22.73%                    22.99%
----------------------------------------------------------------------
     1997                        31.23%                    33.33%
----------------------------------------------------------------------
     1998                        29.60%                    28.59%
----------------------------------------------------------------------
 Annualized Return For Various Periods
  Ended 12/31/98  (annualized)
----------------------------------------------------------------------
     1-year                      29.60%                    28.59%
----------------------------------------------------------------------
     5-years                     20.15%                    24.05%
----------------------------------------------------------------------
     10-years                    19.29%                    19.19%
----------------------------------------------------------------------
 Cumulative Since Inception
  (1/1/82)                      483.54%                   478.83%


     + The adviser's average annual management fee over the periods shown was 0.50%. During the period shown the adviser's individual account fees ranged from 0.40% to 0.50%. Net returns to investors vary depending on the management fee.

                                      Sirach Capital
                                      Management  --    Lehman Brothers
                                       Fixed Income     Aggregate Bond
                                        Composite*           Index
-----------------------------------------------------------------------
Calendar Years Ended:
-----------------------------------------------------------------------
     1980                               6.23%              2.70%
-----------------------------------------------------------------------
     1981                              13.27%              6.25%
-----------------------------------------------------------------------
     1982                              33.31%             32.62%
-----------------------------------------------------------------------
     1983                               6.63%              8.35%
-----------------------------------------------------------------------
     1984                              14.68%             15.15%
-----------------------------------------------------------------------
     1985                              21.21%             22.10%
-----------------------------------------------------------------------
     1986                              14.38%             15.26%
-----------------------------------------------------------------------
     1987                               3.20%              2.76%
-----------------------------------------------------------------------
     1988                               9.80%              7.89%
-----------------------------------------------------------------------
     1989                              13.94%             14.53%
-----------------------------------------------------------------------
     1990                               7.62%              8.96%
-----------------------------------------------------------------------
     1991                              18.54%             16.00%
-----------------------------------------------------------------------
     1992                               8.13%              7.40%
-----------------------------------------------------------------------
     1993                              11.65%              9.75%
-----------------------------------------------------------------------
     1994                              -1.90%             -2.92%
-----------------------------------------------------------------------
     1995                              18.71%             18.47%
-----------------------------------------------------------------------
     1996                               4.81%              3.63%
-----------------------------------------------------------------------
     1997                               9.90%              9.65%
-----------------------------------------------------------------------
     1998                               8.05%              8.69%
-----------------------------------------------------------------------
Annualized Return For Various Periods Ended
 12/31/98  (annualized)
-----------------------------------------------------------------------
     1-year                             8.05%              8.69%
-----------------------------------------------------------------------
     5-years                            7.71%              7.27%
-----------------------------------------------------------------------
     10-years                           9.79%              9.26%
-----------------------------------------------------------------------
     Since inception (7/1/79)          11.30%             10.11%
-----------------------------------------------------------------------
 Cumulative Since Inception           706.27%            553.63%
 (7/1/79)


     * The adviser's average annual management fee over the periods shown was 0.30%. During the period shown the adviser's individual account fees ranged from 0.20% to 0.30%. Net returns to investors vary depending on the management fee.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
DISTRIBUTION PLANS

     The UAM Funds have adopted distribution plans and shareholder services plans under Rule 12b-1 of the Investment Company Act of 1940 that permit them to pay broker-dealers, financial institutions and other third parties for marketing, distribution and shareholder services. The UAM Funds' 12b-1 plans allow the portfolios to pay up to 1.00% of their average daily net assets annually for these services. However, the board of the UAM Funds has currently authorized the portfolios to pay only 0.25% per year. The board may increase the amounts the portfolios pay, up to the plan maximum, at any time. Because Institutional Service Class Shares pay these fees out of their assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICING

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds, which are not subject to the Fund's Distribution Plan or Shareholder Servicing Plan. These fees may include transaction fees and/or service fees paid from the assets of the UAM Funds attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     Anyone entitled to receive compensation for selling or servicing shares of the UAM Funds may receive different compensation with respect to one particular class of shares over another.

     The adviser may pay its affiliated companies for referring investors to a portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to a portfolio.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Salomon Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The UAM Funds also compensates Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Class shares, which do not pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio Institutional Service Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Fiscal Year Ended October 31,                       1997      1996+    1998
--------------------------------------------------------------------------------
Net Asset Value Beginning of Year or Period       $ 15.43   $ 14.00  $ 12.80
--------------------------------------------------------------------------------
Income from Investment Operations
 Net Investment Income                              (0.02)     0.07     0.07
Net Gains or losses on Securities (Realized and
 Unrealized)                                         1.48      3.56     1.19
--------------------------------------------------------------------------------
 Total From Investment Operations                    1.46      3.63     1.26
--------------------------------------------------------------------------------
Less Distributions
 Dividends (From Net Investment Income)             (0.02)    (0.09)   (0.06)
 Distributions (From Capital Gains)                 (3.13)    (2.11)      --
--------------------------------------------------------------------------------
 Total Distributions                                (3.15)    (2.20)   (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 13.74   $ 15.43  $ 14.00
--------------------------------------------------------------------------------
Total Return                                        11.22%    30.53%    9.87%#
--------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (Thousands)            $28,433   $25,528  $14,437
                                                  =======   =======  =======
 Ratio of Expenses to Average Net Assets             1.16%     1.15%    1.12%*
 Ratio of Net Investment Income to Average Net
 Assets                                             (0.12)%    0.57%    0.72%*

Portfolio Turnover Rate                               103%      138%     151%

+ For the period March 22, 1996 (commencement of operations) to October 31,
  1996.
* Annualized
# Not annualized

SIRACH SPECIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------

Fiscal Year Ended October 31,                  1998      1997     1996 @
---------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $14.91    $17.97   $16.54
---------------------------------------------------------------------------
Income from Investment Operations              (0.10)     (0.11)   (0.01)
 Net Investment Income
Net Gains or losses on Securities
 (Realized and Unrealized)                     (1.93)      0.97     1.44
---------------------------------------------------------------------------
 Total From Investment Operations              (2.03)      0.86     1.43
---------------------------------------------------------------------------
Less Distributions
 Dividends (From Net Investment Income)           --         --       --
 Distributions (From Capital Gains)            (2.86)     (3.92)      --
---------------------------------------------------------------------------
 Total Distributions                           (2.86)     (3.92)      --
---------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.02    $14.91   $17.97
---------------------------------------------------------------------------
Total Return                                   (15.27)%    7.91%    8.65%#
---------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Year (Thousands)            $1,957    $1,977   $1,007
 Ratio of Expenses to Average Net Assets         1.17%     1.14%    1.12%*
 Ratio of Net Investment Income to Average
 Net Assets                                     (0.86)%   (0.78)   (0.64)%*
 Portfolio Turnover Rate                          126%      114%     129%

SIRACH BOND PORTFOLIO
---------------------------------------------------------------------------
Fiscal Year Ended October 31,                                     1998+
---------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $10.00
---------------------------------------------------------------------------
Income from Investment Operations
 Dividends (From Net Investment Income)                             0.55
 Net Gains or Losses on  Securities
 (Realized and Unrealized)                                          0.28
---------------------------------------------------------------------------
Total From Investment (Loss) Operations                             0.83
---------------------------------------------------------------------------

Less Distributions
 Dividends (From Net Investment Income)                            (0.50)
--------------------------------------------------------------------------------
 Total Distributions                                               (0.50)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $10.33
--------------------------------------------------------------------------------
Total Return++                                                      8.42%#
--------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Year (Thousands)                              $1,074
 Ratio of Expenses to Average Net Assets                            0.76%*
 Ratio of Net Investment Income (Loss) to Average Net Assets        5.70%*
 Portfolio Turnover Rate                                             168%

@  For the period March 22, 1996 (Commencement of Operations) to October 31,
   1996.
+ For the period November 7, 1997 (commencement of operations) to October 31, 1998.
++ Total return would have been lower had certain fees not been waived and expenses assumed by adviser and its affiliates during the periods indicated.
*  Annualized

#  Not annualized

PORTFOLIO CODES

  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                     Trading      CUSIP       Portfolio
                                      Symbol      Number        Number
-----------------------------------------------------------------------
Sirach Growth Portfolio                SGWSX      902555648       927
-----------------------------------------------------------------------
Sirach Special Equity Portfolio         N/A       902555580       929
-----------------------------------------------------------------------
Sirach Bond Portfolio                   N/A       902555283       923

THE SIRACH PORTFOLIOS

  For investors who want more information about the Sirach Portfolios, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

  The annual and semi-annual reports of the Sirach Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Sirach Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

  The SAI contains additional detailed information about the Sirach Portfolios and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION

  Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

  The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                    UAM Funds

                                    Funds for the Informed Investor(SM)





THE STERLING PARTNERS' PORTFOLIOS

INSTITUTIONAL CLASS PROSPECTUS


                    Sterling Partners' Equity Portfolio
                    Sterling Partners' Small Cap Value Portfolio
                    Sterling Partners' Balanced Portfolio



                                                     U A M



       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense

TABLE OF CONTENTS

PORTFOLIO SUMMARY....................................................  1

   WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?........................  1
   WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?...  1
   WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?...................  2
   HOW HAVE THE PORTFOLIOS PERFORMED?................................  3
   WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?.................  6

INVESTING WITH THE UAM FUNDS.........................................  8

   BUYING SHARES.....................................................  8
   REDEEMING SHARES.................................................. 10
   EXCHANGING SHARES................................................. 10
   TRANSACTION POLICIES.............................................. 10

ACCOUNT POLICIES..................................................... 13

   SMALL ACCOUNTS.................................................... 13
   DISTRIBUTIONS..................................................... 13
   FEDERAL TAXES..................................................... 13

FUND DETAILS......................................................... 15

   PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS................. 15
   OTHER INVESTMENT PRACTICES AND STRATEGIES......................... 18
   YEAR 2000......................................................... 19
   INVESTMENT MANAGEMENT............................................. 19
   SHAREHOLDER SERVICING ARRANGEMENTS................................ 21

FINANCIAL HIGHLIGHTS................................................. 23

   STERLING PARTNERS' EQUITY PORTFOLIO............................... 23
   STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO...................... 25
   STERLING PARTNERS' BALANCED PORTFOLIO............................. 25

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     Listed below are the investment objectives of the Sterling Partners' Portfolios. The Sterling Partners' Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.


STERLING PARTNERS' EQUITY PORTFOLIO

     Sterling Partners' Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.


STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

     Sterling Partners' Small Cap Value Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization.


STERLING PARTNERS' BALANCED PORTFOLIO

     Sterling Partners' Balanced Portfolio seeks to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed-income securities.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
     The following is a brief description of the principal investment strategies of the Sterling Partners' Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."


STERLING PARTNERS' EQUITY AND SMALL CAP VALUE PORTFOLIOS

     The adviser selects individual equity securities for the portfolios using an approach that is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

     Sterling Partners' Equity and Small Cap Value Portfolios normally invest primarily in common stocks. Sterling Partners' Equity Portfolio will focus on companies with market capitalizations over $1 billion at the time of purchase. Sterling Partners' Small Cap Value Portfolio will focus on companies with market capitalizations of $1 billion or less. The adviser intends to fully invest both portfolios and normally expects that cash reserves will represent a relatively small portion of each portfolio's assets (generally 10% or less).


STERLING PARTNERS' BALANCED PORTFOLIO

     Sterling Partners' Balanced Portfolio typically invests approximately 60% of its assets in equity securities and 40% in debt securities and cash. While the portfolio may invest in companies of any size, it will invest the majority of its equity assets in companies with market capitalizations over $500 million. The adviser selects equity securities for the portfolios using the same approach that it uses for Sterling Partners' Equity and Small Cap Value Portfolios. The debt portion of the portfolio will primarily consist of investment-grade debt securities. The adviser selects debt securities for the portfolio using a three-step approach that emphasizes quality and capital appreciation.


WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
-------------------------------------------------------------------------------
     The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."


RISKS COMMON TO ALL MUTUAL FUNDS

     At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

     . The value of the securities it owns changes, sometimes rapidly and unpredictably.

     . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

     . Unforeseen occurrences in the securities markets negatively affect the mutual fund.


STERLING PARTNERS' EQUITY PORTFOLIO AND STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

     Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

     Sterling Partners' Equity and Small Cap Value Portfolios are value oriented and may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.

     Investors in the Sterling Partners' Small Cap Value Portfolio take on additional risks that come with investing in stocks of smaller companies, which can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.


STERLING PARTNERS' BALANCED PORTFOLIO

     To the extent that Sterling Partners' Balanced Portfolio invests in equity securities, its Shareholders that invest in the portfolio take on the risks that come with investing in equity securities discussed above.

     To the extent the portfolio invests in debt securities, the value of its investments could fall because:

     .   Of market conditions and economic and political events.

     . Interest rates rise, which tends to cause the value of debt securities to fall.

     . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

     Investors also run the risk that the portfolio will be more heavily invested in one type of security when it would be better to invest in the other type of security.


HOW HAVE THE PORTFOLIOS PERFORMED?
-------------------------------------------------------------------------------

     The bar charts and tables below illustrate how the performance of the portfolios has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.


STERLING PARTNERS' EQUITY PORTFOLIO

                           [BAR GRAPH APPEARS HERE]





     Highest quarter: 14.93% (4th quarter 1998).
     Lowest quarter: -16.55% (3rd quarter 1998).

                                                                           Since
     Average annual return for periods ended 12/31/98  1 Year   5 Years  Inception*
     --------------------------------------------------------------------------------
     Sterling Partners' Equity Portfolio                6.89%    16.73%    14.92%
     --------------------------------------------------------------------------------
     S&P 500 Index                                     28.60%    24.05%    19.63%


     * The portfolio began operations on 5/15/91. Index comparisons begin on 4/30/91.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO


                           [BAR CHART APPEARS HERE]



     Highest quarter: 22.55% (2nd quarter 1997).
     Lowest quarter: -18.34% (3rd quarter 1998).

     Average annual return for periods ended                              Since
     12/31/98                                             1 Year       Inception*
     --------------------------------------------------------------------------------
     Sterling Partners' Small Cap Value Portfolio         -2.86%          16.10%
     --------------------------------------------------------------------------------
     Russell 2000 Index                                   -2.55%          9.20%


     * The portfolio began operations on 1/2/97. Index comparisons begin on 12/31/97.

STERLING PARTNERS' BALANCED PORTFOLIO


                           [BAR CHART APPEARS HERE]


Highest quarter: 9.59% (2nd quarter 1996).
Lowest quarter: -8.73% (3rd quarter 1998).

                                                                           Since
     Average annual return for periods ended 12/31/98  1 Year   5 Years  Inception*
     --------------------------------------------------------------------------------
     Sterling Partners' Balanced Portfolio              7.73%    12.28%    11.29%
     --------------------------------------------------------------------------------
     Lehman Government/Corporate Index                  9.47%    7.30%      8.78%
     --------------------------------------------------------------------------------
     S&P 500 Index                                      28.60%   24.05%    19.56%
     --------------------------------------------------------------------------------
     Balanced Index+                                    20.95%   17.35%    15.25%


     + Balanced Index is a combined index of which 60% reflects S&P 500 Index and 40% the Lehman Brothers Government/Corporate Bond Index.

     * The portfolio began operations on3/15/91. Index comparisons begin on 2/28/91.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

     This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio. This table is presented in the format required by the SEC and may not reflect the actual expenses you would have paid as a shareholder in the portfolios.

                                            Small Cap Value
                                            ---------------
                      Equity Portfolio         Portfolio       Balanced Portfolio
                      ----------------         ---------       ------------------
     -------------------------------------------------------------------------------
     Management Fees        0.75%                1.00%                0.75%
     -------------------------------------------------------------------------------
     Other Expenses         0.38%                0.49%                0.36%
     -------------------------------------------------------------------------------
     Total Expenses         1.13%*               1.49%*               1.11%

     *  Actual Fees and Expenses


     The ratios stated in the table above are higher than the expenses you would have actually paid as an investor in these portfolios. Due to certain expense limits by the adviser and expense offsets, investors in these portfolios actually paid the total operating expenses listed in the table below during the fiscal year ended October 31, 1998. The adviser may cancel its expense limitation at any time.


                             Equity Portfolio          Small Cap Value Portfolio
        ----------------------------------------------------------------------------
        Actual Expenses            0.99%                          1.25%

EXAMPLE

     This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods and that you earned a 5% return on your investment each year. The example also assumes that you paid the total expenses stated above (which do not reflect any expense limitations) and that your expenses remained the same throughout the period of your investment.

     This example reflects the gross expense ratio of the portfolios and not the actual fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 Year    3 Years   5 Years   10 Years
     -------------------------------------------------------------------------------
     Equity Portfolio                        $115      $359      $622      $1,375
     -------------------------------------------------------------------------------
     Small Cap Value Portfolio               $152      $471      $813      $1,779
     -------------------------------------------------------------------------------
     Balanced Portfolio                      $113      $353      $612      $1,352

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                         TO OPEN AN ACCOUNT             TO BUY MORE SHARES
     ---------------------------------------------------------------------------------
     BY MAIL             Send a check or money order    Send a check and, if possible,
                         and your account application   the "Invest by Mail" stub that
                         to the UAM Funds. Make checks  accompanied your statement to
                         payable to "UAM Funds" (the    the UAM Funds. Be sure your
                         UAM Funds will not accept      check identifies clearly your
                         third-party checks).           name, account number and the
                                                        portfolio into which you want to
                                                        invest.

     ---------------------------------------------------------------------------------
     BY WIRE             Call the UAM Funds for an      Call the UAM Funds to get a
                         account number and wire        wire control number and wire
                         control number and then        your money to the UAM Funds.
                         send your completed account
                         application to the UAM Funds.

                                              Wiring Instructions
                                             United Missouri Bank
                                               ABA # 101000695
                                                  UAM Funds
                                          DDA Acct. # 9870964163
                                     Ref: portfolio name/account number/
                                       account name/wire control number
     ---------------------------------------------------------------------------------
     BY AUTOMATIC        Not Available                  To set up a plan, mail a
     INVESTMENT PLAN                                    completed application to the
     (VIA ACH)                                          UAM Funds. To cancel or change
                                                        a plan, write to the UAM Funds.
                                                        Allow up to 15 days to create
                                                        the plan and 3 days to cancel
                                                        or change it.
     ---------------------------------------------------------------------------------
     MINIMUM             $2,500-- regular account       $100
     INVESTMENTS         $500 -- IRAs
                         $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------

      By Mail       Send a letter signed by all registered parties on the
                    account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.
     ---------------------------------------------------------------------------
      By            You must first establish the telephone
      Telephone     redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                    Call 1-877-UAM-Link to redeem your shares. Based on your
                    instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
     ---------------------------------------------------------------------------
      By            If your account balance is at least $10,000, you may
      Systematic    transfer as little as $100 per month from your UAM account
      Withdrawal    to your financial institution.
      Plan (Via
      ACH)          To participate in this service, you must complete the
                    appropriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

      At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

      You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     Buying or Selling Shares Through a Financial Intermediary

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

Calculating NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less amortized cost, which approximates market value.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Payment of Redemption Proceeds

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Signature Guarantee

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Rights Reserved by the UAM Funds

     Purchases

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares of a portfolio.

     .    Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     Redemptions

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .    Trading on the NYSE is restricted.

     .    The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     Exchanges

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .    Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

--------------------------------------------------------------------------------
Account Policies
--------------------------------------------------------------------------------

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, the portfolios distribute their net investment income quarterly. In addition, they distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in these portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

Taxes on Distributions

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

Taxes on Exchanges and Redemptions

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent a portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolios received from sources in foreign countries. The portfolios may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

Backup Withholding

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

--------------------------------------------------------------------------------
Fund Details
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principal investment strategies the Sterling Partners' Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can also find information on each portfolio's recent strategies and holdings in the annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

Sterling Partners' Equity and Small Cap Value Portfolios

     Sterling Partners' Equity Portfolio normally invests at least 65% of its total assets in common stocks. The portfolio may invest in companies of any size, but will focus on those with market capitalizations over $1 billion at the time of purchase. Sterling Partners' Small Cap Value Portfolio normally invests at least 65% of its total assets in equity securities of companies with market capitalizations of $1 billion or less. The adviser intends to fully invest both portfolios and normally expects that cash reserves will represent a relatively small percentage of each portfolio's assets (generally 10% or less).



     Equity Selection Process

     The adviser's stock selection process focuses on identifying securities that are priced below the estimated value of the underlying business. The adviser approaches each investment as a businessman would approach a private transaction, which means that it examines all factors relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to produce a high quality portfolio.

     The adviser's sell discipline is as important as its buy discipline. For every stock it buys, the adviser defines in writing the reasons for owning it based on the fundamental factors noted above. The adviser reviews any stock that underperforms its sector against a pre-written outline and sells those that fail to demonstrate fundamental progress in keeping with the original reasons for owning it.

     For Sterling Partners' Equity and Balanced Portfolios, another important aspect of the adviser's approach is an emphasis on diversification across a wide range of industries. The adviser divides the S&P 500 into industry groupings, and uses the groupings as a comparison yardstick for the portfolio. The adviser seeks a healthy representation within each sector because it believes this may allow it to control volatility within an acceptable range.

     Equity Securities

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

Sterling Partners' Balanced Portfolio

     Sterling Partners' Balanced Portfolio typically invests approximately 60% of its assets in equity securities and 40% in debt securities and cash. The debt portion of the portfolio will primarily consist of investment-grade debt securities. The portfolio will invest at least 25% of its total assets in senior debt securities, including debt securities and preferred stocks.

     While the portfolio may invest in equity securities of companies of any size, the majority of the stocks it owns will have a market capitalization over $500 million. The adviser selects individual equity securities for the portfolio using the approach described above for Sterling Partners' Equity and Small Cap Value Portfolios, which is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

     The adviser believes debt securities are opportunities for capital appreciation, sources of liquidity and a means to reduce overall portfolio volatility. The management of the debt segment of the portfolio consists of three important steps. First, the adviser uses proprietary analytical tools to manage the interest rate risk of the portfolio. After arriving at an appropriate average maturity for the portfolio, the adviser uses a "top down" approach to select the most attractively valued sectors for the debt securities. Finally, it analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the portfolio. The adviser's debt strategy emphasizes quality and capital preservation.

     Debt Securities

     A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), commercial paper and certificates of deposit.

     Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     The value of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Interest rate changes may cause people to pay off mortgage-backed and asset-backed securities earlier or later than expected, which may shorten or lengthen the average maturity. Variations to average maturity may cause the portfolio's share price and yield to fall.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors higher interest rates. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     As described below, the portfolios may invest in derivatives and foreign securities and may deviate from its investment strategy from time to time. In addition, the portfolios may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

Foreign Investments

     Sterling Partners' Balanced, Equity and Small Cap Value Portfolios may invest up to 20% of their assets in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

     In January 1999, certain European nations will begin to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

Derivatives

     Each portfolio may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

     .    Judges market conditions incorrectly.

     . Employs a strategy that does not correlate well with the investments of the portfolio.

Short-Term Investing

     At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

     When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------

     Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

     The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Sterling Capital Management Company, a North Carolina corporation located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970.

     Set forth in the table below are the management fees the portfolios paid to the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. In addition, the adviser has voluntarily agreed to limit the expenses of the portfolios to the amounts listed in the table, also expressed as a percentage of average net assets. To maintain this expense limit, the adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the portfolios. The adviser intends to continue its expense limitation until further notice.

                                               Sterling Partners'
                         Sterling Partners'     Small Cap Value    Sterling Partners'
                          Equity Portfolio         Portfolio       Balanced Portfolio
     -------------------------------------------------------------------------------
     Management Fees           0.66%                0.77%                0.75%
     -------------------------------------------------------------------------------
     Expense Limit             0.99%                1.25%                1.11%

     Since 1982, the adviser has participated in the distribution of the North Carolina Capital Management Trust, which consists of a bond fund and a money market fund. North Carolina Capital Management Trust, is offered to public units in North Carolina and is the first such fund to be registered with the Securities and Exchange Commission.

Portfolio Managers

     An investment policy committee is responsible for the day-to-day management of the portfolios.

Adviser's Historical Performance

     The adviser manages separate accounts of equity securities that have the same investment objectives as Sterling Partners' Small Cap Value Portfolio. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the portfolios. Composites of the performance of all of these separate accounts are listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. Because separately managed accounts may have different fees and expenses than the portfolio, their investment returns may differ from those of the portfolios. All fees and expenses of the separate accounts were less than the operating expenses of the portfolios. Had the performance of the managed accounts been adjusted to reflect fees and expenses of the portfolios, the composites' performance would have been lower.

     The adviser calculated its performance using the standards of the Association for Investment Management and Research. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the Sterling Partners' Small Cap Value Portfolio.

                                              Sterling Capital
                                                 Management
                                               Company -- Small
                                                  Cap Value        Russell 2000
                                                 Composite*            Index
     -------------------------------------------------------------------------------
     Calendar Years Ended:
       1996                                         40.19%             16.49%
     -------------------------------------------------------------------------------
     -------------------------------------------------------------------------------
       1997                                         42.13%             22.36%
     -------------------------------------------------------------------------------
     -------------------------------------------------------------------------------
         1998                                      --2.24%            --2.55%
     -------------------------------------------------------------------------------
     Annualized  Return For  Various  Periods
     Ended 12/31/98  (annualized)
       1-year                                      --2.24%            --2.55%
     -------------------------------------------------------------------------------
     -------------------------------------------------------------------------------
       Since inception (1/1/96)                     24.88%             11.58%
     -------------------------------------------------------------------------------

     Cumulative Since Inception (1/1/96)            94.75%             38.90%
     ----------------------------------

      * The adviser's average annual management fee over the periods shown was assumed to be 1.00% annually. Net returns to investors vary depending on the management fee. Sterling Partners' Small Cap Value Portfolio is charged a 1.00% advisory fee.




SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

Shareholder Servicing

     Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

     The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

     UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

     The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.


STERLING PARTNERS' EQUITY PORTFOLIO
-----------------------------------------------------------------------------------
     Fiscal Year Ended October 31,       1998     1997      1996     1995      1994
     -------------------------------------------------------------------------------
     Net Asset  Value,  Beginning of
     Year                              $18.70   $15.72    $13.69   $12.54    $12.39
     -------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income              0.21     0.15      0.15     0.21      0.16
      Net Gains or Losses on
        Securities (Realized and
        Unrealized)                      0.60     4.55      3.01     1.73      0.27
     -------------------------------------------------------------------------------
       Total From Investment
          Operations                     0.81     4.70      3.16     1.94      0.43
     -------------------------------------------------------------------------------
     Less Distributions
      Dividends (From  Net
        Investment Income)              (0.19)   (0.16)    (0.16)   (0.20)    (0.15)
      Distributions (From  Capital
      Gains)                            (2.52)   (1.56)    (0.97)   (0.59)    (0.13)
     -------------------------------------------------------------------------------
       Total Distributions              (2.71)   (1.72)    (1.13)   (0.79)    (0.28)
     -------------------------------------------------------------------------------
     Net Asset Value, End of Year      $16.80   $18.70    $15.72   $13.69    $12.54
     ===============================================================================
     Total Return+                       4.34%   32.46%    24.76%   16.61%     3.50%
     ===============================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year
        (Thousands)                   $51,149  $49,886   $32,943  $31,969   $23,352
      Ratio of  Expenses  to Average
        Net Assets                       0.99%    0.99%     0.99%    1.00%     0.99%

      Ratio of Net Investment
        Income to Average Net Assets    1.13%    0.86%     1.01%    1.64%     1.34%
      Portfolio Turnover Rate             51%      57%       78%     135%       73%



     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------
     Fiscal Year Ended October 31,               1998        1997#
     --------------------------------------------------------------
     Net Asset Value Beginning of Year          $13.72      $10.00
     --------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                          -        0.01
      Net Gains or losses on Securities
        (Realized and Unrealized)                (1.35)       3.72
     --------------------------------------------------------------
       Total From Investment Operations          (1.35)       3.73
     --------------------------------------------------------------
     Less Distributions
      Dividends   (From Net Investment
        Income)                                      -       (0.01)
      Distributions (From Capital Gains)         (0.44)        --
     ---------------------------------------------------------------
       Total Distributions                       (0.44)      (0.01)
     ---------------------------------------------------------------
     Net Asset Value, End of Year               $11.93      $13.72
     ===============================================================
     Total Return+                              (10.08)%     37.34%**
     ===============================================================
     Ratios/Supplemental Data
      Net Assets, End of Year (Thousands)      $35,231     $19,888
      Ratio of Expenses to Average Net
        Assets                                    1.25%       1.25%
      Ratio of Net Investment Income to
        Average Net Assets                       0.01%        0.06%*
      Portfolio Turnover Rate                      70%          50%*

Sterling Partners' Balanced Portfolio
--------------------------------------------------------------------------------------
     Fiscal year Ended October 31,        1998     1997     1996     1995     1994
     ---------------------------------------------------------------------------------
     Net Asset Value Beginning of Year    $13.91   $12.55   $11.86   $11.13   $11.51
     ---------------------------------------------------------------------------------
     Income from Investment Operations
      Net Investment Income                 0.33     0.32     0.34     0.46     0.32
      Net Gains or losses on
        Securities (Realized and
        Unrealized)                         0.52     2.32     1.38     1.04    (0.25)

     ---------------------------------------------------------------------------------
       Total From Investment Operations     0.85     2.64     1.72     1.50     0.07
     ---------------------------------------------------------------------------------
     Less Distributions
      Dividends (From Net Investment
        Income)                           (0.34)   (0.31)   (0.36)   (0.45)   (0.32)
      Distributions (From Capital
      Gains)                              (1.61)   (0.97)   (0.67)   (0.32)   (0.13)
     ---------------------------------------------------------------------------------
       Total Distributions                (1.95)   (1.28)   (1.03)   (0.77)   (0.45)
     ---------------------------------------------------------------------------------
     Net Asset Value, End of Year        $12.81   $13.91   $12.55   $11.86   $11.13
     =================================================================================
     Total Return                          6.58%   22.58%   15.52%   14.23%    0.66%
     =================================================================================
     Ratios/Supplemental Data
      Net Assets, End of Year
      (Thousands)                       $78,544  $78,283  $58,691  $64,933  $64,673
      Ratio of Expenses to Average Net
      Assets                               1.11%    1.07%    1.03%    0.96%    1.01%
      Ratio of Net Investment Income
        to Average Net Assets              2.46%    2.47%    2.77%    3.96%    3.05%
      Portfolio Turnover Rate                82%    133%@      84%     130%      70%


      # For the period January 2, 1997 (commencement of operations) to October
        31, 1997

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser and its affiliates during the periods.

     @ The turnover rate is higher than normally anticipated due to increased shareholder activity within the portfolio.

     *  Annualized.

     ** Not annualized.

PORTFOLIO CODES

     The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.


                                             Trading     CUSIP Number   Portfolio
                                               Symbol                    Number
     -------------------------------------------------------------------------------
     Sterling Partners' Equity Portfolio       STEQX      902555549        933
     -------------------------------------------------------------------------------
     Sterling Partners' Small Cap Value
     Portfolio                                 SPSCX      902555432        934
     -------------------------------------------------------------------------------
     Sterling Partners' Balanced Portfolio     SPBPX      902555564        932

The Sterling Partners' Portfolios

     For investors who want more information about the Sterling Partners' Portfolios, the following documents are available upon request.


Annual/Semi-Annual Reports
     The annual and semi-annual reports of the Sterling Partners' Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Sterling Partners' Portfolios during the last fiscal year.


Statement of Additional Information
     The SAI contains additional detailed information about the Sterling Partners' Portfolios and is incorporated by reference into (legally part of) this prospectus.


How to Get More Information
     Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:



                                    UAM Funds
                                  PO Box 419081
                           Kansas City, MO 64141-6081
                      (toll free) 1-877-UAM-LINK (826-5465)
                                   www.uam.com


     You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

     The portfolio's Investment Company Act of 1940 file number is 811-5683.

                                         UAM Funds

                                         Funds for the Informed Investor(SM)

THE TS&W PORTFOLIOS

Institutional Class Prospectus

                                            TS&W Equity Portfolio
                                            TS&W International Equity Portfolio
                                            TS&W Fixed Income Portfolio
                                            TS&W Balanced Portfolio




                                                                             UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any Representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY..........................................................   1

 What are the Objectives of the Portfolios?................................   1
 What are the Principal Investment Strategies of the Portfolios?...........   1
 What are the Principal Risks of the Portfolios?...........................   2
 How have the Portfolios Performed?........................................   3
 What are the Fees and Expenses of the Portfolios?.........................   7

INVESTING WITH THE UAM FUNDS...............................................   9

 Buying Shares.............................................................   9
 Redeeming Shares..........................................................  11
 Exchanging Shares.........................................................  11
 Transaction Policies......................................................  11

ACCOUNT POLICIES...........................................................  15

 Small Accounts............................................................  15
 Distributions.............................................................  15
 Federal Taxes.............................................................  15

FUND DETAILS...............................................................  17

 Principal Investments and Risks of the Portfolios.........................  17
 Other Investment Practices and Strategies.................................  23
 Year 2000.................................................................  23
 Investment Management.....................................................  24
 Shareholder Servicing Arrangements........................................  26

FINANCIAL HIGHLIGHTS.......................................................  28

 TS&W Equity Portfolio.....................................................  28
 TS&W International Equity Portfolio.......................................  30
 TS&W Fixed Income Portfolio...............................................  30

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  Listed below are the investment objectives of the TS&W Portfolios. The TS&W Portfolios cannot guarantee they will meet their investment objectives. A portfolio may not change its investment objective without shareholder approval.

TS&W EQUITY PORTFOLIO

  TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

TS&W INTERNATIONAL EQUITY PORTFOLIO

  TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States (U.S.) issuers on a world-wide basis.

TS&W FIXED INCOME PORTFOLIO

  TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

TS&W BALANCED PORTFOLIO

  TS&W Balanced Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of established companies and investment grade debt securities.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a brief description of the principal investment strategies of the TS&W Portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

TS&W EQUITY PORTFOLIO

  Normally, TS&W Equity Portfolio invests at least 65% of its assets in a diversified portfolio of common stocks of companies that are among the largest companies in terms of revenues, assets and market capitalization. The adviser intends to invest in companies with above-average financial characteristics in terms of balance sheet strength and profitability levels and, which, the adviser believes are undervalued at the time of purchase. The portfolio expects capital return to be the predominant component of its total return.

TS&W INTERNATIONAL EQUITY PORTFOLIO

  Under normal circumstances, TS&W International Equity Portfolio will invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States. The adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The portfolio expects capital growth to be the predominant component of its total return.

TS&W FIXED INCOME PORTFOLIO

  TS&W Fixed Income Portfolio normally invests at least 65% of its total assets in a diversified mix of investment-grade debt securities. The adviser will adjust the maturity and/or duration of the portfolio based on its assessment of current economic conditions and trends and monetary and fiscal policies. Over the complete economic cycle, the adviser expects the weighted maturity of the portfolio to range from six to twelve years and its duration to range from four to six years. The total return of the portfolio will vary according to, among other factors, interest rate changes and the average maturity and/or duration of the portfolio.

  .  In selecting securities for the portfolio, the adviser tries to:

  .  Emphasize relative values within selected maturity ranges.

  . Take advantage of differing interest rate spreads among various credit qualities, issue types and coupons (stated rate of interest).

  . Emphasize the liquidity of individual securities and diversification within the portfolio.

TS&W BALANCED PORTFOLIO

  The adviser manages TS&W Balanced Portfolio to take advantage of its equity and debt strategies. The portfolio typically invests 55% of its assets in common stocks, 35% in debt securities and 10% in cash equivalents. The total return of the portfolio will consist of both income and capital growth, although, the relative proportions of these components will vary according to its underlying investments.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------
  The following is a summary of the principal risks associated with investing in the portfolios. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS."

RISKS COMMON TO ALL MUTUAL FUNDS

  At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any mutual fund because:

  . The value of the securities it owns changes, sometimes rapidly and unpredictably.

  . The mutual fund is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the mutual fund.

TS&W EQUITY AND INTERNATIONAL PORTFOLIOS

  Since the portfolios invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

TS&W INTERNATIONAL EQUITY PORTFOLIO

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

TS&W FIXED INCOME PORTFOLIO

  Since the portfolio invests in debt securities, the value of its investments could fall because:

  .  Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

TS&W BALANCED PORTFOLIO

  To the extent TS&W Balanced Portfolio invests in equity and debt securities, its shareholders will take on the risks that come with investing in both those types of securities. Investors also run the risk that the portfolio will be more heavily invested in one type of security when it would be better to invest in the other type of security.

HOW HAVE THE PORTFOLIOS PERFORMED?
--------------------------------------------------------------------------------

  The bar charts and tables below illustrate how the performance of each portfolio, except for TS&W Balanced Portfolio, has varied from year to year. The following bar charts show the investment returns of each portfolio for each calendar year since its first full calendar year. The table following each bar chart compares each portfolio's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results. TS&W Balanced Portfolio is not currently operational and, therefore, has no performance information.

TS&W EQUITY PORTFOLIO

[BAR CHART APPEARS HERE]



  Highest quarter: 14.43% (2nd quarter 1997).
  Lowest quarter: -10.00% (3rd quarter 1998).

                                                                             Since
  Average annual return for periods ended 12/31/98     1 Year    5 Years   Inception*
  -----------------------------------------------------------------------------------

  TS&W Equity Portfolio                                 7.24%     15.53%     14.05%
  ------------------------------------------------------------------------------------
  S&P 500 Index                                        28.60%     24.05%     20.81%

  * The portfolio began operations on 12/18/92. Index comparisons begin on 12/31/92.

TS&W INTERNATIONAL EQUITY PORTFOLIO


[BAR CHART APPEARS HERE]

[BAR CHART APPEARS HERE]



  Highest quarter: 14.81% (1st quarter 1998).
  Lowest quarter: -18.05% (3rd quarter 1998).

                                                                             Since
  Average annual return for periods ended 12/31/98     1 Year    5 Years   Inception*
  -----------------------------------------------------------------------------------
  TS&W International Equity Portfolio                   8.26%      5.48%      9.53%
  -----------------------------------------------------------------------------------
  Morgan Stanley Capital International EAFE Index      20.00%      9.19%     12.78%

  * The portfolio began operations on 7/17/92. Index comparisons begin on 7/31/92.

TS&W FIXED INCOME PORTFOLIO

[BAR CHART APPEARS HERE]

[BAR CHART APPEARS HERE]



  Highest quarter: 5.91% (2nd quarter 1995).

  Lowest quarter: -3.29% (1st quarter 1994).

                                                                             Since
  Average annual return for periods ended 12/31/98     1 Year    5 Years   Inception*
  -----------------------------------------------------------------------------------
  TS&W Fixed Income Portfolio                           8.93%      6.33%      6.72%
  -----------------------------------------------------------------------------------
  Lehman Government/Corporate Index                      9.47%      7.30%      7.77%

  * The portfolio began operations on 7/17/92. Index comparisons begin on 7/31/92.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A PORTFOLIO)

  This table describes the fees and expenses that you may pay if you buy and hold shares of a portfolio.

                                                                                      TS&W    TS&W Int'l   TS&W Fixed     TS&W
                                                                                     Equity     Equity       Income      Balanced
                                                                                    Portfolio  Portfolio    Portfolio   Portfolio*
----------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (Fees Paid Directly From Your Account)
 Redemption Fee (as a percentage of amount redeemed)                                   --        1.00%+        --           --
----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses That Are Deducted From the Assets of a
  Portfolio)
 Management Fees                                                                     0.75%       1.00%       0.45%        0.65%
----------------------------------------------------------------------------------------------------------------------------------
 Other Expenses                                                                      0.24%       0.32%       0.26%        0.68%
----------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                                     0.99%        1.32%       0.71%        1.32%





  * Since the portfolio is new, it has estimated its expenses for its fiscal year ending October 31, 1999. For purposes of estimating its expenses, the portfolio assumed its average daily assets would be $25 million.

  + Shareholders who redeem shares they have held for less than ninety days will pay a 1.00% redemption fee.

EXAMPLE

  This example can help you to compare the cost of investing in these portfolios to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above throughout the period of your investment.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year    3 Years   5 Years   10 Years
  ---------------------------------------------------------------------------------
  TS&W Equity Portfolio                       $101      $315      $547      $1,213
  ---------------------------------------------------------------------------------
  TS&W International Equity Portfolio         $134      $418      $723      $1,590
  ---------------------------------------------------------------------------------
  TS&W Fixed Income Portfolio                 $ 73      $227      $395      $  883
  ---------------------------------------------------------------------------------
  TS&W Balanced Portfolio                     $133      $415        --          --

INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                     TO OPEN AN ACCOUNT         TO BUY MORE SHARES
     ---------------------------------------------------------------------------
     By Mail         Send a check or money      Send a check and, if possible,
                     order and your account     the "Invest by Mail" stub that
                     application to the UAM     accompanied your statement to
                     Funds.  Make checks        the UAM Funds.  Be sure your
                     payable to "UAM Funds"     check identifies clearly your
                     (the UAM Funds will not    name, account number and the
                     accept third-party         portfolio into which you want to
                     checks).                   invest.
     ---------------------------------------------------------------------------
     By Wire         Call the UAM Funds for     Call the UAM Funds to get a wire
                     an account number and      control number and wire your
                     wire control number and    money to the UAM Funds.
                     then send your completed
                     account application to
                     the UAM Funds.

                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number
     ---------------------------------------------------------------------------
     By Automatic   Not Available               To set up a plan, mail a
     Investment                                 completed application to the UAM
     Plan (Via ACH)                             Funds. To cancel or change a
                                                plan, write to the UAM Funds.
                                                Allow up to 15 days to create
                                                the plan and 3 days to cancel or
                                                change it.

     ---------------------------------------------------------------------------

     Minimum         $2,500 -- regular accounts        $100
     Investments     $500 -- IRAs
                     $250 -- spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------
     By Mail        Send a letter signed by all registered parties on the
                    account to UAM Funds specifying the portfolio, the account number and the dollar amount or number of shares you wish to redeem. Certain shareholders may have to include additional documents.
--------------------------------------------------------------------------------
     By Telephone   You must first establish the telephone redemption privilege
                    (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                    Call 1-877-UAM-Link to redeem your shares. Based on your
                    instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.
--------------------------------------------------------------------------------
     By             If your account balance is at least $10,000, you may
     Systematic     transfer as little as $100 per month from your UAM account
     Withdrawal     to your financial institution.
     Plan (Via      To participate in this service, you must complete the
     ACH)           appropriate sections of the account application and mail it to the UAM Funds.


EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The portfolios calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays .



     Securities that are traded on foreign exchanges may trade on days when a portfolio does not price its shares. Consequently, the value of the portfolios may change on days when you are unable to purchase or redeem shares of the portfolios.

     Buying or Selling Shares through a Financial Intermediary

     You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

CALCULATING NAV

     The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days. You may avoid these delays by paying for shares with a certified check, bank check or money order.

SIGNATURE GUARANTEE

     You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

     You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

TELEPHONE TRANSACTIONS

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

RIGHTS RESERVED BY THE UAM FUNDS

     Purchases

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares of a portfolio.

     .    Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its expenses.)

     Redemptions

     The UAM Funds may suspend your right to redeem if:

     . An emergency exists and a portfolio cannot dispose of its investments or fairly determine their value.

     .    Trading on the NYSE is restricted.

     .    The SEC tells the UAM Funds to delay redemptions.

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail.

     Exchanges

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

     .    Reject any request for an exchange.

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment, but not because of a drop in the value of your shares caused by market fluctuations. This provision does not apply to retirement accounts and certain other accounts.

DISTRIBUTIONS
--------------------------------------------------------------------------------
     Normally, TS&W Equity and Balanced Portfolios distribute their net investment income quarterly. TS&W International Equity Portfolio distributes its net investment income annually. TS&W Fixed Income declares its net investment income daily and distributes monthly. In addition, the portfolios distribute any net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the portfolio, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
--------------------------------------------------------------------------------
     The following is a summary of the federal income tax consequences of investing in these portfolios. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

TAXES ON DISTRIBUTIONS

     The distributions of the portfolios will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

TAXES ON EXCHANGES AND REDEMPTIONS

     When you redeem or exchange shares in any portfolio, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

     To the extent a portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the portfolios received from sources in foreign countries. The portfolios may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

BACKUP WITHHOLDING

     By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a brief description of the principasl investment strategies the TS&W Portfolios may employ in seeking their objectives. This discussion is in addition to the discussion set forth in the "PORTFOLIO SUMMARY." For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each portfolio's recent strategies and holdings in the annual/semi-annual report. The portfolio may change these strategies without shareholder approval.

TS&W EQUITY PORTFOLIO

     Normally, TS&W Equity Portfolio invests at least 65% of its assets in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets and in companies with market capitalizations that exceed $300 million. Although the portfolio will draw its holdings from primarily larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or capitalization. The portfolio will emphasize common stocks, but may also invest in other types of equity securities.

     The adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have a ratio of price-to-earnings, price-to-yield or price-to-book value that is currently below the long-term average for that company.

     The adviser's stock selection process combines an economic top-down approach with valuation and fundamental analysis. The adviser looks for areas of the economy that will have above-average earnings growth and stability over the next one to four years by analyzing the economy and historical corporate earnings trends. Through valuation analysis, the adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the adviser uses tools and measures such as a dividend discount model, relative value screens, price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and other companies in the market.

     The adviser sells securities are sold when economic, valuation, and fundamental criteria are no longer met, when more attractive alternatives are found, or when reduced risk returns from cash equivalents appear to be more attractive.

     TS&W Equity Portfolio also may invest up to 20% of its assets in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities discussed below under TS&W International Equity Portfolio.

     Equity Securities

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

TS&W INTERNATIONAL EQUITY PORTFOLIO

     TS&W International Equity Portfolio invests primarily in a diversified portfolio of common stocks of non-United States issuers on a worldwide basis. Generally, the portfolio will invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the portfolio will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or capitalization. The portfolio will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The portfolio will normally invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States and currently intends to invest in at least 15 countries other than the United States.

     The portfolio seeks to invest in companies the adviser believes will benefit from global trends, promising business or product developments. The adviser also looks for specific country opportunities resulting from changing economic, social and political trends. In selecting securities, the adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

  The adviser sells securities when:

  .  They no longer meet economic, valuation and fundamental criteria.

  .  It finds more attractive alternatives.

  .  When cash equivalents appear to offer more attractive alternatives.

  The portfolio also may invest in the types of investment-grade debt securities described under TS&W Fixed Income Portfolio when the adviser believes the potential for total return from debt securities will equal or exceed that available from investments in equity securities.

  Risks of Investing in Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may act adversely to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  The securities of foreign companies are often denominated in foreign currencies. Since the portfolio's net asset value is denominated in U.S. dollars, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of its securities. In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the investments of a portfolio.

  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards than the U.S. This could make corporate financial information more difficult to obtain or understand and less reliable than information about U.S. companies.

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. They also may protect property rights less than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

TS&W FIXED INCOME PORTFOLIO

  Normally, TS&W Fixed Income Portfolio invests at least 65% of its assets in a diversified mix of investment-grade debt securities. Although the portfolio currently intends to limit its investments to investment-grade, it may invest up to 20% of its total assets in debt securities rated below investment-grade (junk bonds, preferred stocks and convertible securities, which have debt characteristics. The portfolio may also invest up to 20% if its assets in foreign securities, which are described under TS&W International
  Portfolio.

  The adviser expects to manage the portfolio actively to meet its investment objectives. The adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The adviser will structure the portfolio based largely on its assessment of:

  .  Current economic conditions and trends.

  .  The Federal Reserve Board's management of monetary policy.

  .  Fiscal policy.

  .  Inflation expectations.

  .  Government and private credit demands.

  .  Global conditions.

  Once the adviser has carefully analyzed these factors, it will formulate an outlook for the direction of interest rates and will adjust the maturity and/or duration of the portfolio accordingly. Over the complete economic cycle, the weighted maturity of the portfolio is expected to range from six to twelve years and its duration will range from four to six years.

  In addition, the adviser tries to emphasize:

  . Relative values and interest rate spreads within selected maturity ranges, credit qualities and coupons.

  . The marketability of individual issues and diversification within the portfolio.

  Debt Securities

  A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), commercial paper and certificates of deposit.

  The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a portfolio by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage backed and asset-backed prepayments caused by changes in interest rates may also cause the portfolio to reinvest its assets at lower rates, reducing the yield of the portfolio.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

TS&W BALANCED PORTFOLIO

  TS&W Balanced Portfolio is designed to provide a single vehicle with which to participate in the adviser's equity and debt strategies combined with the adviser's asset allocation decisions. The portfolio may invest in a combination of equity and debt securities and other short-term cash equivalents. Normally, the portfolio will invest 25% to 40% of its assets in debt securities and 40% to 70% of its assets in equity securities. While, the adviser may vary the composition of the portfolio within those ranges, it will typically invest approximately 55% of the assets of the portfolio in equity securities, 35% in debt securities and 10% in cash equivalents. The portfolio may hold cash equivalent investments when deemed appropriate by the adviser. The portfolio will invest at least 25% of its assets in senior debt securities, including preferred stock.

  The adviser will select equity and debt securities using approaches identical to those set forth above for TS&W Equity Portfolio and TS&W Fixed Income Portfolio, respectively. In addition to, or as an alternative to, investing in shares of foreign based companies, the portfolio may invest up to 15% of its the total assets in TS&W International Equity Portfolio.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
  As described below, the portfolios may invest in derivatives and may deviate from their investment strategies from time to time. In addition, they may employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the risks associated with these investment practices, you should read the SAI.

DERIVATIVES

  TS&W International Equity Portfolio may by and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

  . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

  .  Judges market conditions incorrectly.

  . Employs a strategy that does not correlate well with the investments of the portfolio.

SHORT-TERM INVESTING

  At times, the adviser may decide to suspend the normal investment activities of a portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a portfolio's shares that may result from adverse market, economic, political or other developments.

  When the adviser pursues a defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

YEAR 2000
--------------------------------------------------------------------------------
  Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

  The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date.
  They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

  Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

  Set forth in the table below are the management fees each portfolio, other than TS&W Balanced Portfolio, paid to the adviser during the fiscal year ended October 31, 1998, expressed as a percentage of average net assets. Pursuant to its Investment Advisory Agreement, TS&W Balanced Portfolio pays the adviser 0.65% of its average net assets.

          TS&W Equity         TS&W Int'l Equity             TSW Fixed Income
           Portfolio              Portfolio                    Portfolio
  ------------------------------------------------------------------------------
             0.75%                  1.00%                        0.45%
  ------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  TS&W Balanced, Equity and Fixed Income Portfolios

  Investment committees are primarily responsible for the day-to-day management of TS&W Balanced, Equity and Fixed Income Portfolios.

  Listed below are the investment professionals of the adviser that comprise those committees and a description of their business experience during the past five years.

  Name & Title                          Experience
  ------------------------------------------------------------------------------
  John T. Siegel, CFA                   Princeton University, B.A., 1961; United
  Managing Director                     States Navy, Officer, 1961-1965;
                                        University of Virginia Graduate School
                                        of Business Administration, M.B.A.,
                                        1967; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Co-founder
                                        of Thompson, Siegel & Walmsley, Inc. in
                                        1969.
  ------------------------------------------------------------------------------
  Matthew G. Thompson, CFA              Washington & Lee University, B.S.
  Managing Director                     Commerce, 1964; University of Virginia
                                        Graduate School of Business
                                        Administration, M.B.A., 1966; Chartered
                                        Financial Analyst; Chartered Investment
                                        Counsel; Co-founder of Thompson, Siegel
                                        & Walmsley, Inc. in 1969.
  ------------------------------------------------------------------------------
  Horace P. Whitworth, II, CFA, CPA     University of Virginia, B.S. Commerce,
  Vice President                        1978; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Thompson,
                                        Siegel & Walmsley, Inc., 1986 --
                                        Present.
  ------------------------------------------------------------------------------
  Paul A. Ferwerda, CFA                 Auburn University, B.S. Finance, 1979;
  Vice President                        Duke University, Fuqua School of
                                        Business, M.B.A., 1982; Chartered
                                        Financial Analyst; Chartered Investment
                                        Counsel; Thompson, Siegel & Walmsley,
                                        Inc., 1987 -- Present.
  ------------------------------------------------------------------------------
  Charles A. Gomer, III                 University of North Carolina, Chapel
  Vice President                        Hill, A.B., 1971; University of
                                        Richmond, M.S., 1978; Thompson, Siegel &
                                        Walmsley, Inc. 1991 -- Present.
  ------------------------------------------------------------------------------
  G.D. Rothenberg, CFA                  University of Virginia, B.A., 1975; UCLA
  Vice President                        Graduate School of Management, M.B.A.,
                                        1979; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Thompson,
                                        Siegel & Walmsley, Inc., 1992 --
                                        Present. Before joining the adviser in
                                        1992, Mr. Rothenberg was involved in
                                        international investment management at
                                        Scudder, Stevens & Clark, Inc.
  ------------------------------------------------------------------------------
  Elizabeth Cabell Jennings, CFA        The College of William and Mary, B.A.
  Vice President                        Economics, 1985; Chartered Financial
                                        Analyst; Chartered Investment Counsel;
                                        Thompson, Siegel & Walmsley, Inc.,
                                        1986 -- Present.
  ------------------------------------------------------------------------------
  Alan C. Ashworth, CFA                 The College of William and Mary, B.B.A.
  Vice President                        Management, 1985; Chartered Financial
                                        Analyst; Thompson, Siegel & Walmsley,
                                        Inc., 1987 -- Present.
  ------------------------------------------------------------------------------
  Stuart R. Davies, CFA                 Birmingham Southern College, B.S.
  Vice President                        Chemistry/Economics, 1985; Virginia
                                        Commonwealth University, M.S. Finance,
                                        1994; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Thompson,
                                        Siegel & Walmsley, Inc. 1992 -- Present.
  ------------------------------------------------------------------------------
  John G. Jordan, III, CFA              University of Virginia, B.S., Commerce,
  Assistant Vice President              1990; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Thompson,
                                        Siegel & Walmsley, Inc., 1991 --
                                        Present.
  ------------------------------------------------------------------------------
  J. Shelton Horsley, IV, CFA           University of Virginia, B.A., 1985;
  Vice President                        University of Virginia, M.B.A., 1991;
                                        Thompson, Siegel & Walmsley, Inc.,
                                        1994 -- Present.
  ------------------------------------------------------------------------------

  Name & Title                          Experience
  ------------------------------------------------------------------------------
  Brandon H. Harrell, CFA               Wake Forest University, B.A. Economics,
  Vice President                        1982; George Mason University, M.B.A.,
                                        1990; Chartered Financial Analyst;
                                        Thompson, Siegel & Walmsley, Inc.,
                                        1996 -- Present.
  ------------------------------------------------------------------------------
  Gordon Goodykoontz, CFA               Virginia Polytechnic Institute, BA
  Senior Vice President                 Business, 1962; University of Virginia,
                                        MBA, 1966; Chartered Financial Analyst;
                                        Thompson, Siegel & Walmsley, Inc.
                                        1997 -- Present.

  TS&W INTERNATIONAL EQUITY PORTFOLIO

  G.D. Rothenberg is primarily responsible for the day-to-day management of TS&W International Equity Portfolio and has been since its inception in December of 1992. Supporting Mr. Rothenberg with financial investment research are Brandon
  H. Harrell, John G. Jordan, III and Stuart R. Davies. The biographical information of Messrs. Rothernberg, Harrell, Jordan and Davies is set forth above.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING

  Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

  The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the portfolios.

  UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides certain defined contribution plan marketing and shareholder services and receives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

  The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the financial performance of the portfolios for the past five years. The financial highlights table comes from the financial statements of the portfolios and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolios (assuming reinvestment of all dividends and
  distributions).   PricewaterhouseCoopers LLP has audited the financial
  statements of the portfolios. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.


TS&W EQUITY PORTFOLIO


Fiscal Year Ended October 31,    1998     1997      1996      1995      1994
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year                         $16.52    $14.48    $12.47    $11.23    $11.02
--------------------------------------------------------------------------------
Income from Investment
Operations
--------------------------------------------------------------------------------
Net Investment Income              0.26      0.27      0.26      0.23      0.19

Gains or losses on
 Securities                        1.14      3.25      2.34      1.34      0.33
 (Realized and Unrealized)
--------------------------------------------------------------------------------
 Total From Investment
    Operations                     1.40      3.52      2.60      1.57      0.52
--------------------------------------------------------------------------------
Less Distributions
Dividends (From Net Investment
 Income)                          (0.24)    (0.27)    (0.26)    (0.22)    (0.18)
Distributions (From Capital
 Gains)                           (2.83)    (1.21)    (0.33)    (0.11)    (0.13)
--------------------------------------------------------------------------------
 Total Distributions              (3.07)    (1.48)    (0.59)    (0.33)    (0.31)
--------------------------------------------------------------------------------
Net Asset Value, End of Year     $14.85    $16.52    $14.48    $12.47    $11.23
--------------------------------------------------------------------------------
Total Return                       9.23%    26.31%    21.45%    14.32%     4.82%
--------------------------------------------------------------------------------
Ratios/Supplemental Data        $95,336   $95,582   $81,554   $60,352   $38,379
Net Assets, End of Year
 (Thousands)
Ratio of Expenses to Average
 Net Assets                        0.99%     0.99%     1.01%     1.01%     1.10%

Ratio of Net Investment Income
 to Average Net Assets             1.67%    1.72%     1.93%     2.04%     1.74%
Portfolio Turnover Rate              63%      42%       40%       17%       23%

TS&W INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------
  Fiscal Year Ended October 31,              1998           1997          1996          1995           1994
  -------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Year       $  15.14      $  14.22      $  13.22       $ 13.85        $ 12.54
  -------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
    Net Investment Income                      0.06          0.07          0.10          0.13           0.07
    Net Gains or losses on Securities
     (Realized and Unrealized)                 0.32          1.05          1.04         (0.31)          1.29
  -------------------------------------------------------------------------------------------------------------
     Total From Investment Operations          0.38          1.12          1.14         (0.18)          1.36
  -------------------------------------------------------------------------------------------------------------
  Less Distributions
    Dividends (From Net Investment
     Income)                                  (0.08)        (0.11)        (0.14)        (0.09)         (0.05)
    Distributions (From Capital
     Gains)                                   (0.18)        (0.09)           --         (0.36)            --
    In Excess of Net Realized Gain            (0.16)           --            --            --             --
  -------------------------------------------------------------------------------------------------------------
     Total Distributions                      (0.42)        (0.20)        (0.14)        (0.45)         (0.05)
  -------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year             $  15.10      $  15.14      $  14.22       $ 13.22        $ 13.85
  -------------------------------------------------------------------------------------------------------------
  Total Return                                 2.67%         7.94%         8.71%         1.11%         10.87%
  -------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data
    Net Assets, End of Year
     (Thousands)                           $116,969      $115,500      $103,339       $77,553        $49,362
    Ratio of Expenses to Average
     Net Assets                                1.32%         1.30%         1.35%         1.32%          1.38%
    Ratio of Net Investment Income
     to Average Net Assets                     0.42%         0.47%         0.84%         1.29%          0.70%
    Portfolio Turnover Rate                      28%           45%           25%           23%            30%

TS&W FIXED INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------
  Fiscal Year Ended October 31,              1998           1997          1996          1995           1994
  -------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Year       $  10.54      $  10.30      $  10.42       $  9.60        $ 10.75
  -------------------------------------------------------------------------------------------------------------
  Income from  Investment Operations
    Net Investment Income                      0.59          0.59          0.56          0.56           0.47
    Net Gains or losses on Securities          0.42          0.24         (0.12)         0.82          (1.05)

    (Realized and Unrealized)
  -----------------------------------------------------------------------------------------------------------
    Total From Investment
     Operations                                1.01          0.83          0.44          1.38          (0.58)
  -----------------------------------------------------------------------------------------------------------
  Less Distributions
    Dividends (From Net Investment            (0.59)        (0.59)        (0.56)        (0.56)         (0.47)
     Income)
    Distributions (From Capital
     Gains)                                      --            --            --            --          (0.10)
  -----------------------------------------------------------------------------------------------------------
    Total Distributions                       (0.59)        (0.59)        (0.56)        (0.56)         (0.57)
  -----------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year             $  10.96      $  10.54      $  10.30       $ 10.42        $  9.60
  -----------------------------------------------------------------------------------------------------------
  Total Return                                 9.81%         8.40%         4.40%        14.73%         (5.46)%
  -----------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data
    Net Assets, End of Year
     (Thousands)                           $ 73,784      $ 67,987      $ 61,692       $46,677        $32,118
    Ratio of Expenses to Average Net
    Assets                                     0.71%         0.72%         0.77%         0.76%          1.02%
    Ratio of Net Investment Income
     to Average Net
    Assets                                     5.48%         5.79%         5.50%         5.56%          4.73%
    Portfolio Turnover Rate                      48%           36%           59%           25%            27%

PORTFOLIO CODES

  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                      Trading       CUSIP      Portfolio
                                      Symbol       Number       Number
  ----------------------------------------------------------------------
  TS&W Equity Portfolio                TSWEX      902555499      936
  ----------------------------------------------------------------------
  TS&W International Equity Portfolio  TSWIX      902555473      938
  ----------------------------------------------------------------------
  TS&W Fixed Income Portfolio          TSWFX      902555481      937

THE TS&W PORTFOLIOS

  For investors who want more information about the TS&W Portfolios, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

  The annual and semi-annual reports of the TS&W Portfolios provide additional information about their investments. In each annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the TS&W Portfolios during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

  The SAI contains additional detailed information about the TS&W Portfolios and is incorporated by reference into (legally part of) this prospectus.

HOW TO GET MORE INFORMATION
---------------------------

  Investors can receive free copies of these materials, request other information about the portfolio and make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review, for a fee, the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free, on the SEC's Internet site at www.sec.gov.

  The portfolio's Investment Company Act of 1940 file number is 811-5683.


                                                                             UAM

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO 64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)






                    THE ACADIAN EMERGING MARKETS PORTFOLIO
                          INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                            FEBRUARY 16, 1999







This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The Acadian Emerging Markets Portfolio Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for the portfolio by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

DEFINITIONS........................................................................................   1
THE FUND...........................................................................................   1
DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS.........................................   1
  Equity Securities................................................................................   1
  Debt Securities..................................................................................   2
  Derivatives......................................................................................   7
  Foreign Securities...............................................................................  12
  Investment Companies.............................................................................  15
  Repurchase Agreements............................................................................  15
  Restricted Securities............................................................................  15
  Securities Lending...............................................................................  16
  Short-Term Investments...........................................................................  16
  When-Issued, Forward Commitment and Delayed Delivery Transactions................................  17
INVESTMENT POLICIES................................................................................  18
  Fundamental Investment Policies..................................................................  18
  Non-Fundamental Policies.........................................................................  18
MANAGEMENT OF THE FUND.............................................................................  19
CODE OF ETHICS.....................................................................................  21
PRINCIPAL HOLDERS OF SECURITIES....................................................................  21
INVESTMENT ADVISORY AND OTHER SERVICES.............................................................  21
  Investment Adviser...............................................................................  21
  Distributor......................................................................................  23
  Administrative Services..........................................................................  23
  Custodian........................................................................................  24
  Independent Public Accountant....................................................................  25
BROKERAGE ALLOCATION AND OTHER PRACTICES...........................................................  25
  Selection of Brokers.............................................................................  25
  Simultaneous Transactions........................................................................  25
  Brokerage Commissions............................................................................  25
CAPITAL STOCK AND OTHER SECURITIES.................................................................  26
  Description Of Shares And Voting Rights..........................................................  26
  Dividends and Capital Gains Distributions........................................................  26
PURCHASE REDEMPTION AND PRICING OF SHARES..........................................................  27
  Purchase of Shares...............................................................................  27
  Redemption of Shares.............................................................................  27
  Exchange Privilege...............................................................................  29
  Transfer Of Shares...............................................................................  29
  Valuation of Shares..............................................................................  29
PERFORMANCE CALCULATIONS...........................................................................  30
  Total Return.....................................................................................  30
  Yield............................................................................................  31
  Comparisons......................................................................................  31
TAXES..............................................................................................  31
EXPENSES...........................................................................................  32
FINANCIAL STATEMENTS...............................................................................  32
APPENDIX A: DESCRIPTION OF SECURITIES AND RATINGS.................................................. A-1
APPENDIX B - COMPARISONS........................................................................... B-1

DEFINITIONS

     The "Fund" is UAM Funds, Inc.

     The term "adviser" means Acadian Asset Management, Inc., the Fund's investment adviser.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

     The terms "the portfolio" is used to refer to the Acadian Emerging Markets Portfolio while "portfolio" or "portfolios" refers to some or all portfolios of the UAM Funds Complex.

     The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

     "1940 Act" mean the Investment Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The Acadian Emerging Markets Portfolio.


THE FUND

     The Fund was organized under the name "ICM Fund, Inc.," as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

     The Fund is an open-end, management investment company under the 1940 Act. The portfolio is registered as a non-diversified investment company under the 1940 Act. Therefore, only its investment restrictions and the Internal Revenue Code limit the amount that the portfolio may invest in any single issuer. See "INVESTMENT POLICIES" below.

DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS

EQUITY SECURITIES
--------------------------------------------------------------------------------
     The portfolio may invest in equity securities such as common and preferred stocks. While investing in stocks allows the portfolio to participate in the benefits of owning a company, the portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.


STOCK MARKET RISK

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

     . Factors affecting an entire industry, such as increases in production costs.

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.


RIGHTS AND WARRANTS

     The portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the portfolio's assets as compared with investing the same amount in the underlying stock.


CONVERTIBLE SECURITIES

     The portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

     Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.


DEBT SECURITIES
--------------------------------------------------------------------------------
     Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

     While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

     Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

     Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings

-SECURITIES

JUNK BONDS

U.S. GOVERNMENT SECURITIES

     For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

     For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

     Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)

     GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.


     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

     Commercial Banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


     RISK OF INVESTING IN MORTGAGE-BACKED SECURITIES

     Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

     The portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

     Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OTHER ASSET-BACKED SECURITIES

     A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

STRIPPED MORTGAGE-BACKED SECURITIES

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

ZERO COUPON BONDS

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. The portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

     A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in may cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. The portfolio will incur commission expenses in both opening and closing futures positions.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  The portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when the portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that the portfolio is obligated to sell the securities at a future lower price. When the portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, the portfolio may take a "long" position by purchasing futures contracts. For example, when the portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. The portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  PURCHASING PUT AND CALL OPTIONS

  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  SELLING (WRITING) PUT AND CALL OPTIONS

  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers except to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

 .    The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

 .    A call option on the same security or index with the same or lesser exercise price.

 .    A call option on the same security or index with a greater exercise and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

 .    Cash; or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

 .    In the case of an index, the portfolio of securities that corresponds to the index.

     The portfolio can cover a put option by, at the time of selling the option.

 .    Entering into a short position in the underlying security:

 .    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

 .    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

 .    Maintaining the entire exercise price in liquid securities.

OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the furtures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

     COMBINED POSITIONS

     The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

SWAP AGREEMENTS

     Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the portfolio's exposure to interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.


     Caps and floors have been an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agree-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements tend to shift the investment exposure of the portfolio from one type of investment to another. For example, if the portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.


ADDITIONAL RISKS OF DERIVATIVES

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


     CORRELATION OF PRICES

     The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match be amount of currency options and futures to the value of the portfolio's investments precisely over time.


     LACK OF LIQUIDITY

     Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where the portfolio originally entered into the transaction. If there is no secondary market for the contract, or the market is illiquid, the portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent the portfolio from realizing profits or limiting its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

     . The portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     . Investors may lose interest in a particular derivative or category of derivatives.

     MANAGEMENT RISK

     If the adviser incorrectly predicts market and interest ate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher that the current market price.

     MARGIN

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

RISKS OF FOREIGN SECURITIES

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

     FOREIGN CURRENCY RISK

     The securities of foreign companies are frequently denominated in foreign currencies. The portfolio's net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of the portfolio. The portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa. In addition:

     . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

     . Complex political and economic factors applicable to the issuing country may affect the value of U.S. dollars and foreign currencies.

     . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank marker and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markers may not always reflect significant price and rate movements.


     THE EURO

     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states to began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .    How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the Inter-bank markers conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


     FOREIGN CURRENCY HEDGING STRATEGIES

     A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the marker value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


STOCK EXCHANGE AND MARKET RISK

The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers, Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer securities depository or foreign sub-custodian In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial coats, are generally higher than with U.S. investments.


LEGAL SYSTEM AND REGULATION RISKS

Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets such as:

 . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

 . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries the portfolio may recover a portion of the taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  There are over 130 countries which, in the opinion of the adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which have stock markets. These countries generally include every national in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging countries is not feasible or may involve unacceptable political risks.

  INVESTMENT FUNDS

  Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The portfolio may invest in these investment funds subject to the provisions of the 1940 Act, and other applicable law. If the portfolio invests in such investment funds, the portfolio's shareholders will bear not only their proportionate share of the expenses of the portfolio (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The portfolio may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. The portfolio may not invest more than 5% of portfolio's its total assets may in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, the portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. The portfolio normally uses repurchase agreements to earn income on assets that are not invested. The portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
  The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  To earn additional income, the portfolio may lend up to one-third of its total assets (including the value of the collateral for the loans) at fair market value to broker-dealers or other financial institutions. The portfolio may reinvest any cash collateral in short-term securities and money market funds. The portfolio will only lend its securities if:

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  The portfolio can terminate the loan at any time, and

  . The portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term investments described below.

BANK OBLIGATIONS

     The portfolio will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

     TIME DEPOSITS

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     CERTIFICATES OF DEPOSIT

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     BANKER'S ACCEPTANCE

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

     Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

     The portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

CORPORATE BONDS

     The portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market when settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment, however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  The portfolio uses when-issued, delayed-delivery and forward delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  The portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


INVESTMENT POLICIES

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

  . Borrow except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  .  Invest in physical commodities or contracts on physical commodities.

  . Invest more than 25% of its total assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Issue senior securities, as defined in the 1940 Act; except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

  . Make loans, except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are not inconsistent with the Company 1940 Act and the rules and regulations or interpretations of the SEC.

  . Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  Underwrite to securities of other issuers.


NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies. The portfolio will not:

  . With respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities).

  . With respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Invest in stock or bond futures and/or option on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days. Swap transactions may be considered illiquid securities.

  . Invest, not inconsistent with the aforementioned limit, more than 25% of its total assets in non-publically traded securities, including securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A un4er such Act.

     Pledge mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  .  Purchase additional securities when borrowings exceed 5% of total assets.

  . Purchase more than 10% of its total assets, measured at the time of investment, in lower quality debt securities, otherwise known as "junk bonds".

  . Purchase or sell OTC options or OTC options on futures contracts, if, as a result of such transaction, the aggregate sum of the market value of the OTC option, the market value of the underlying securities covered by OTC call options currently outstanding, and margin deposits on the existing OTC options exceed 15% of the net assets of the portfolio, taken at market value, together with all other assets of the portfolio which are illiquid or are not otherwise readily marketable. However, OTC options sold by the portfolio to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to purchase such OTC option form the dealer at the predetermined price, than the portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money". The repurchase price with the primary dealer is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money".

  .  Purchase on margin or sell short, except as permitted herein.

MANAGEMENT OF THE FUND

The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their are "interested persons" of the Fund as that term is defined in the 1940 Act.

                                                                                      AGGREGATE           TOTAL COMPENSATION
                          POSITION                                                    COMPENSATION FROM   FROM UAM
                          WITH                                                        REGISTRANT AS OF    FUNDS COMPLEX AS OF
NAME, ADDRESS, DOB        FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     OCTOBER 31, 1998    OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.      Director  President of Squam Investment Management Company,      $29,465              $37,000
College Road - RFD 3                Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03258                  President of Bennett Management Company from 1988
1/26/29                             to 1998.

                                                                                          AGGREGATE            TOTAL COMPENSATION
                         POSITION                                                         COMPENSATION FROM    FROM UAM
                         WITH                                                             REGISTRANT AS OF     FUNDS COMPLEX AS OF
NAME, ADDRESS, DOB       FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          OCTOBER 31, 1998     OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn            Director  Financial Officer of World Wildlife Fund since 1999.          $29,465             $37,000
10 Garden Street                   Formerly, Vice President for Finance and Administration
Cambridge, MA 02138                and Treasurer of Radcliffe College from 1991 to 1999.
8/14/51
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk       Director  Executive Vice President and Chief Administrative
100 King Street West               Officer of Philip Services Corp., Formerly, a Partner
P.O. Box 2440, LCD-1,              in the Philadelphia office of the law firm Dechert
Hamilton Ontario,                  Price & Rhoads; Director, Hofler Corp.
Canada L8N-4J6
4/21/42
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk       Director  Executive Vice President and Chief Administrative             $29,465             $37,000
100 King Street West               Officer of Philip Services Corp., Formerly, a
P.O. Box 2440, LCD-1,              Partner in the Philadelphia office of the law
Hamilton Ontario,                  firm Dechert Price & Rhoads; Director, Hofler Corp.
Canada L8N-4J6
4/21/42
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English        Director  President and Chief Executive Officer of Broventure
16 West Madison Street             Company, Inc., Chairman of the Board of Chektee
Baltimore, MD 21201                Corporation and Cybor Scientific, Inc.
8/5/48
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English        Director  President and Chief Executive Officer of Broventure           $29,465             $37,000
16 West Madison Street             Company, Inc., Chairman of the Board of Chektee
Baltimore, MD 21201                Corporation and Cyber Scientific, Inc.
8/5/48
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*        Director, Chairman, Chief Executive Officer and a Director of                 0                   0
One International Place  President United Asset Management Corporation; Director, Partner
Boston, MA 02110         and       or Trustee of each of the Investment Companies of the
3/21/35                  Chairman  Eaton Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*   Director  President and Chief Investment Officer of Dewey                     0                   0
One Financial Center               Square Investors Corporation since 1988, Director
Boston, MA 02111                   and Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                             formerly a subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*         Director  Vice President of UAM Investment Services, Inc. and                 0                   0
211 Congress Street                UAM Trust Company since January 1996; Principal of
Boston, Ma 02110                   UAM Fund Distributors, Inc. since December 12, 1995;
2/24/53                            formerly a Director and Chief Operating Officer of CS
                                   First Boston Investment Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------
William H. Park          Vice      Executive Vice President and Chief Financial Officer                0                   0
One International Place  President of United Asset Management Corporation.
Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French           Treasurer President of UAMFSI and UAMFDI, formerly Vice                       0                   0
211 Congress Street                President of Operations, Development and Control
Boston, MA 02110                   of Fidelity Investments in 1995; Treasurer of the
7/4/51                             Fidelity Group of Mutual Funds from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            AGGREGATE           TOTAL COMPENSATION
                              POSITION                                                      COMPENSATION FROM   FROM UAM
                              WITH                                                          REGISTRANT AS OF    FUNDS COMPLEX AS OF
NAME, ADDRESS, DOB            FUND        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     OCTOBER 31, 1998    OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Michael E. DcFao              Secretary   Vice President and General Counsel of UAMFSI and           0                   0
211 Congress Street                       UAMFDI; Associate Attorney of Ropes & Gray (a law
Boston, MA 02110                          firm) from 1993 to 1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty            Assistant   Vice President of UAMFSI; formerly Manager of Fund         0                   0
211 Congress Street           Treasurer   Administration and Compliance of CGFSC from 1995 to
Boston, MA 02110                          1996; Deloitte & Touche LLP from 1985 to 1995, Senior
9/18/68                                   Manager.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Le???              Assistant   Vice President of Chase Global Funds Services Company      0                   0
73 Tremont Street             Treasurer   since 1993. Manager of Audit at Ernst & Young from
Boston, MA 02108                          1988 to 1993.
11/23/65
------------------------------------------------------------------------------------------------------------------------------------
Michelle Azrisly              Assistant   Assistant Treasurer of Chase Global Funds Services         0                   0
73 Tremont Street             Secretary   Company since 1996. Senior Public Accountant with
Boston, MA 02108                          Price Waterhouse LLP from 1991 to 1994.
4/12/69

__________

CODE OF ETHICS

The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio.

NAME AND ADDRESS OF SHAREHOLDER   PERCENTAGE OF SHARES OWNED                 CLASS
----------------------------------------------------------------------------------------------
UNISYS                                      72.05%                   Institutional Class Shares
Township Line & Union Meeting Road
PO Box 500
Blue Bell, PA 19424
----------------------------------------------------------------------------------------------
Sunford Management Company                  12.52%                   Institutional Class Shares
2770 Sandhill road
Menlo Park, CA 94025
----------------------------------------------------------------------------------------------
RJR Nabisco Inc.                             5.38%                   Institutional Class Shares

     --------------------------------------------------------------------------
     Defined Benefit Master Trust
     301 N. Main Street
     Winston Salem, No 27101
     --------------------------------------------------------------------------

   Any persons or organizations listed above as owning 25% or more of the outstanding shares of the portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

   The adviser is located at Two International Place, 26/th/ Floor, Boston, MA 02110. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

   UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.


INVESTMENT ADVISORY AGREEMENT

   SERVICE PERFORMED BY ADVISER

   Pursuant to the Investment Advisory Agreement (Advisory Agreement) between the Fund, on behalf of the portfolio, and the adviser, the adviser has agreed to:

   . Manage the investment and reinvestment of the assets of the portfolio.

   . Continuously review, supervise and administer the investment program of the portfolio.

   . Determine in its discretion the securities the portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested


LIMITATION OF LIABILITY

In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.


CONTINUING AN ADVISORY AGREEMENT

Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the

     Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolio shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.


     INVESTMENT ADVISORY FEE

     For its services, the portfolio pays the advisers a fee in monthly installments at the annual rate of 1.00% of the portfolio's average net assets. For more information see "EXPENSES" below.


     EXPENSE LIMITATION

     The adviser may voluntarily agree to limit the expenses of the portfolio. The adviser may further reduce its compensation to the extent that the expenses of the portfolio exceeds such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.


PHILOSOPHY AND STYLE

     The adviser's investment philosophy follows a rigorous, proven approach which it calls enhanced value investing. The adviser believes that over the long term, empirical evidence shows that value investing results in superior returns. The adviser enhances the efficacy of time-proven fundamental value measures by incorporating a number of growth-related factors, such as price momentum and trends in analysts' earnings estimates, to target undervalued companies that also have strong prospects for future outperformance. The adviser's approach is implemented via a highly disciplined and structured process, which utilizes proprietary sophisticated technology and a multi-factor model for investment decision-making. The adviser maintains 25 years of proprietary data on over 16,000 securities and 40 countries. From over a decade of detailed statistical analysis of this data, the adviser has isolated the investment factors it believes are most likely to lead to superior investment returns. In the adviser's unique process, these factors are weighted and combined on a market-by-market basis to identify the most attractive securities in each market.


REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this SAI, the adviser's representative institutional clients included USAir, Inc., E.I. DuPont de Nemours Co., Inc., Fluor Corporation, RIR Nabisco and SEI Investment Management.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.


DISTRIBUTOR
--------------------------------------------------------------------------------
     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

ADMINISTRATOR

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and state Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data service, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Fund stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     .    Any extraordinary expenses and other customary Fund Expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board of UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26,1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

     In exchange for administrative services, the portfolio pays a four-part fee to UAMFSI as follows:

     A. The portfolio specific fee to UAMFSI calculated from the aggregate net assets of the portfolio at the annual rate of 0.06%

     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     The portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

SHAREHOLDER SERVICING ARRANGEMENTS

     UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the portfolio or any class of shares of the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


SELECTION OF BROKERS
--------------------------------------------------------------------------------
     The Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.



CAPITAL STOCK AND OTHER SECURITIES


DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to vote of the shareholders, a shareholder is entitled to one more for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of the portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of the portfolio and except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent the portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the Company 1940 Act of or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund tries to distribute substantially all of the net investment income of the portfolio and realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by the portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of the portfolio below its cost basis is taxable as described in the prospectus of the portfolio, although from an investment standpoint, it is a return of capital. In you buy shares of the portfolio on or before the "record date" - the date that establishes which shareholders will receive an upcoming distribution - for a distribution, you will receive some of the money you invested as a taxable distribution.

     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. The portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net losses of another portfolio.

PURCHASE REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of the portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of the portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the portfolio's shares.

IN-KIND PURCHASES

     If accepted by the Fund, shareholders may purchase shares of the portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt for the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of the portfolio unless:

     . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

     . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

     . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

     Requests to redeem shares must include:

     .    Share certificates, if issued.

     . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

     .    Any required signature guarantees (see "SIGNATURE GUARANTEES").

     . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     The following tasks cannot be accomplished by telephone:

     . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

     .    Redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


REDEMPTIONS-IN-KIND

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


SIGNATURE GUARANTEES

     To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     The Fund may suspend redemption privileges or postpone the date of payment:

     . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

     . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

     .    For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OR SHARES
--------------------------------------------------------------------------------
     Shareholders may transfer shares of portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked priced nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PERFORMANCE CALCULATIONS

     The portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The average annual total return of the portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     These figures are calculated according to the following formula:

          P(1+T)/n/ = ERV

          Where:

          P      = a hypothetical initial payment of $1,000

          T      = average annual total return

          n      = number of years

          ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total rates of return of the Institutional Class Shares of the portfolio as of October 31, 1998, are as follows:

                                                             Since Inception
                One Year Ended        Five Years Ended      Through Year Ended
               October 31, 1998       October 31, 1998       October 31, 1998      Inception Date
                One Year Ended        Five Years Ended       Since Inception       Inception Date
------------------------------------------------------------------------------------------------------------------------------------

Acadian Emerging Markets Portfolio
     Institutional Class Shares                                         6/17/93

Acadian Emerging Markets Portfolio
     Institutional Class Shares     -36.00%        -8.19%       -5.45%  6/17/93

YIELD
--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield =2[((a-b)/(cd)+1)/6/-1]

     Where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------
  The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the portfolio' SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in the portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance. In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.


TAXES

  In order for the portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities of currencies, as applicable.

  The portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year the portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, the portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolio intends to qualify as a "regulated investment company" each year.

     Dividends and interest received by the portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce the portfolio's dividends but are included in the taxable income reported on your tax statement if the portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                             INVESTMENT     INVESTMENT                            SUB-
                                           ADVISORY FEES   ADVISORY FEES   ADMINISTRATOR     ADMINISTRATOR     BROKERAGE
                                                PAID          WAIVED        FEE (UAMFSI)      FEE (CGFSC)     COMMISSIONS
     Acadain Emerging Markets Portfolio
        1998                                  $812,228         -0-             $31,634          $82,333         $298,630
        1997                                  $862,391         -0-             $51,734          $89,053         $184,776
        1996                                  $551,585         -0-             $21,766          $83,905         $181,022

FINANCIAL STATEMENTS

     The financial statements for the portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolio's 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A: DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rate lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba        Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .    High rates of return on funds employed.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad leading market positions in well-established industries.

               . margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic condition.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB,  B,      Preferred stock rated BB, B, and CCC are regarded, on balance, as
  CCC,         predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C            A preferred stock rated C is a nonpaying issue.


  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or  To provide more detailed indications of preferred stock quality,
  minus (-)    ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     Nature of and provisions of the obligation;

     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

        CC An obligation rated CC is currently highly vulnerable to nonpayment.

        C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities, and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK

      AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment.

      BBB-     Considerable variability in risk during economic cycles.

     BB+/BB/B  Below investment grade but deemed likely to meet obligations when
     B- due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial within unfavorable economic/industry condition, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

     DP        Preferred stock with dividend arrearages.

SHORT-TERM DEBT

  HIGH GRADE

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  GOOD GRADE

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  SATISFACTORY GRADE

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  NON-INVESTMENT GRADE

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  DEFAULT

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------
INTERNATIONAL LONG-TERM CREDIT RATINGS

    INVESTMENT GRADE
     AAA Highest credit quality `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    SPECULATIVE GRADE
     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

    INTERNATIONAL SHORT-TERM CREDIT RATINGS
     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                             The C & B Portfolios
                            C & B Equity Portfolio
                 C & B Equity Portfolio for Taxable Investors
                        C & B Mid Cap Equity Portfolio
                           C & B Balanced Portfolio

                          Institutional Class Shares

                      Statement of Additional Information

                               February 16, 1999



  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The C & B Portfolios Institutional Class Shares dated February 16, 1999. You may obtain a
  Prospectus for The   C & B Portfolios by contacting the UAM Funds at the
  address listed above.

Table of Contents

UAM Funds........................................................................................................         1
Definitions......................................................................................................         1
The Fund.........................................................................................................         1
Description of Portfolios and Their Investments and Risks........................................................         1
 Equity Securities...............................................................................................         1
 Debt Securities  (C & B Balanced Portfolio).....................................................................         2
 Derivatives.....................................................................................................         6
 Foreign Securities..............................................................................................        11
 Investment Companies............................................................................................        13
 Repurchase Agreements...........................................................................................        13
 Restricted Securities...........................................................................................        14
 Securities Lending..............................................................................................        14
 Short-Term Investments..........................................................................................        14
 When-Issued, Forward Commitment and Delayed Delivery Transactions...............................................        15
Investment Policies..............................................................................................        16
 Fundamental Policies............................................................................................        16
 Non-Fundamental Policies........................................................................................        17
Management of the Fund...........................................................................................        17
Code of Ethics...................................................................................................        19
Principal Holders of Securities..................................................................................        19
Investment Advisory and Other Services...........................................................................        20
 Investment Adviser..............................................................................................        20
 Distributor.....................................................................................................        22
 Administrative Services.........................................................................................        22
 Custodian.......................................................................................................        23
 Independent Public Accountant...................................................................................        24
Brokerage Allocation and Other Practices.........................................................................        24
 Selection of Brokers............................................................................................        24
 Simultaneous Transactions.......................................................................................        24
 Brokerage Commissions...........................................................................................        24
Capital Stock and Other Securities...............................................................................        25
 Description Of Shares And Voting Rights.........................................................................        25
 Dividends and Capital Gains Distributions.......................................................................        25
Purchase Redemption and Pricing of Shares........................................................................        26
 Purchase of Shares..............................................................................................        26
 Redemption of Shares............................................................................................        26
 Exchange Privilege..............................................................................................        28
 Transfer Of Shares..............................................................................................        28
 Valuation of Shares.............................................................................................        28
Performance Calculations.........................................................................................        29
 Total Return....................................................................................................        29
 Yield...........................................................................................................        30
 Comparisons.....................................................................................................        30
Taxes............................................................................................................        30
Expenses.........................................................................................................        31
Financial Statements.............................................................................................        31
Appendix A:  Description of Securities and Ratings...............................................................       A-1
Appendix B - Comparisons.........................................................................................       B-1

Definitions

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means Cooke & Bieler, Inc.,  the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to The C & B Portfolios as a group, while "portfolio" refers to a single C & B Portfolio.

  The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

  1940 Act means the Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The C & B Portfolios.

The Fund

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

  The Fund is an open-end, management investment company under the 1940 Act.
  The C & B Portfolios are a diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Description of Portfolios And Their Investments and Risks

EQUITY SECURITIES
--------------------------------------------------------------------------------
  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.


Stock Market Risk
  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Rights and Warrants

  A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.


Convertible Securities

  A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.

DEBT SECURITIES  (C & B BALANCED PORTFOLIO)
--------------------------------------------------------------------------------
  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.


Credit Rating

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings













U.S. Government Securities

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.


Corporate Bonds

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.


Mortgage-Backed Securities and Mortgage Pass-Through Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risk of Investing in Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Other Asset-Backed Securities

  A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Futures

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions. Each portfolio may invest in stock futures and options, and C&B Balanced Portfolio may also invest in bond futures and options and interest rate futures contracts.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.
  The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, a portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, a portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a portfolio of securities that corresponds to the index.

  A portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities equal to the difference between the exercise prices.

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  Combined Positions

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


Additional Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  Correlation of Prices

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the portfolio originally entered into the transaction.   If there is no
  secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

  . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

  . Investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

RISKS OF FOREIGN SECURITIES

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  Foreign Currency Risk

  The securities of foreign companies are frequently denominated in foreign currencies. A portfolios' net asset value is denominated in U.S. Dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a
  portfolio.   A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa.  In addition:

  . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

  . Complex political and economic factors applicable to the issuing country may affect the value U.S. dollars and foreign currencies.

  . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.


  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

  There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  The Euro
  The single currency for the European Economic and Monetary Union (EMU), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999, and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process including, trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro, include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  Legal System and Regulation Risks

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.
  Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets:

  . Foreign accounting, auditing, and financial reporting requirements may render than one subject to U.S. law and standards.

  . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A portfolios may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
  Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  The portfolio can terminate the loan at any time; and

  . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.


BANK OBLIGATIONS

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


COMMERCIAL PAPER

  Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.


U.S. GOVERNMENT SECURITIES

  A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.


CORPORATE BONDS

  A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.


  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.


--------------------------------------------------------------------------------

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means a portfolio cannot change them without the approval by vote of a majority of the outstanding voting securities of the portfolio, as defined in the 1940 Act. Each of the above portfolios will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the of the U.S. government or any if its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest for the purpose of exercising control over management of any company.

  . Invest in commodities except that each portfolio may invest in futures contracts and options to the extent that not more than 5% of a portfolio's assets are required as deposit to secure obligations under futures contracts.

  . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the u.s. government, and its agencies when a portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

  . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are in compliance with the 1940 Act, and the rules and regulations or interpretations of the sec.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total assets.

  .  Purchase on margin or sell short, except as specified above.

  . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

 .    Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies.

  The portfolios will not:

  . Invest more than 10% of its assets, under normal circumstances, in securities of foreign issuers through use of American Depositary Receipts.

  In addition, the adviser intends to limit the C&B Balanced Portfolio's fixed income investment to investment grade securities, however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.

MANAGEMENT OF THE FUND

  The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members.. UAM or its affiliates or CGFSC pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act.

                                                                                                                     Total
                                                                                                Aggregate         Compensation
                             Position                                                        Compensation from      From UAM
                               UAM                                                            Registrant as of   Funds Complex as
  Name, Address, DOB        Funds, Inc.     Principal Occupations During the Past 5 years    October 31, 1998   of October 31, 1998
 ==================================================================================================================================
  John T. Bennett, Jr.      Director       President of Squam Investment Management Company,      $29,465             $37,000
  College Road -- RFD 3                    Inc. and Great Island Investment Company, Inc.;
  Meredith, NH 03253                       President of BennettManagement Company from 1988
  1/26/29                                  to 1993.
 ----------------------------------------------------------------------------------------------------------------------------------

  Nancy J. Dunn             Director       Financial Officer of World Wildlife Fund since         $29,465             $37,000
  10 Garden Street                         1999. Formerly, Vice President for Finance and
  Cambridge, MA 02138                      Administration and Treasurer of Radcliffe College
  8/14/51                                  from 1991 to 1999.
 ----------------------------------------------------------------------------------------------------------------------------------

  William A. Humenuk        Director       Executive Vice President and Chief Administrative      $29,465             $37,000
  100 King Street West                     Officer of Philip Services Corp.; Formerly, a Partner
  P.O. Box 2440, LCD-1,                    in the Philadelphia office of the law firm Dechert
  Hamilton  Ontario,                       Price & Rhoads; Director Hobler Corp.
  Canada L8N-4J6
  4/21/42
 ----------------------------------------------------------------------------------------------------------------------------------

  Philip D. English         Director       President and Chief Executive Officer of               $29,465             $37,000
  16 West Madison Street                   Broventure Company, Inc.; Chairman of the Board
  Baltimore, MD 21201                      of Chektec Corporation and Cyber Scientific, Inc
  8/5/48

                                                                                                                     Total
                                                                                                 Aggregate         Compensation
                             Position                                                         Compensation from      From UAM
                               UAM                                                             Registrant as of   Funds Complex as
  Name, Address, DOB        Funds, Inc.       Principal Occupations During the Past 5 years    October 31, 1998 of October 31, 1998
 ==================================================================================================================================
  Norton H. Reamer*         Director,        Chairman, Chief Executive Officer and a Director         0                  0
  One International Place   President and    of United Asset Management Corporation; Director,
  Boston, MA 02110          Chairman         Partner or Trustee of each of the Investment
  3/21/35                                    Companies of the Eaton Vance Group of Mutual
                                             Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Peter M. Whitman, Jr.*    Director         President and Chief Investment Officer of Dewey          0                  0
  One Financial Center                       Square Investors Corporation since 1988; Director
  Boston, MA 02111                           and Chief Executive Officer of H.T. Investors,
  7/1/43                                     Inc., formerly a subsidiary of Dewey Square.
-----------------------------------------------------------------------------------------------------------------------------------
  James P. Pappas*          Senior Vice      Senior Vice President of UAM Investment Services,        0                  0
  211 Congress Street       President        Inc. and UAM Trust Company since January 1996;
  Boston, Ma 02110                           Principal of UAM Fund Distributors, Inc. since
  2/24/53                                    December 12, 1995; formerly a Director and Chief
                                             Operating Officer of CS First Boston Investment
                                             Management from 1993-1995.
-----------------------------------------------------------------------------------------------------------------------------------
  William H. Park           Vice President   Executive Vice President and Chief Financial             0                  0
  One International Place                    Officer of United Asset Management Corporation.
  Boston, MA 02110
  9/19/47
-----------------------------------------------------------------------------------------------------------------------------------
  Gary L. French            Treasurer        President of UAMFSI and UAMFDI, formerly Vice            0                  0
  211 Congress Street                        President of Operations, Development and Control
  Boston, MA 02110                           of Fidelity Investments in 1995; Treasurer of the
  7/4/51                                     Fidelity Group of Mutual Funds from 1991 to 1995.
-----------------------------------------------------------------------------------------------------------------------------------
  Michael E. DeFao          Secretary        Vice President and General Counsel of UAMFSI and         0                  0
  211 Congress Street                        UAMFDI; Associate Attorney of Ropes & Gray (a
  Boston, MA 02110                           law firm) from 1993 to 1995.
  2/28/68
-----------------------------------------------------------------------------------------------------------------------------------
  Robert R. Flaherty        Assistant        Vice President of UAMFSI; formerly Manager of Fund       0                  0
  211 Congress Street       Treasurer        Administration and Compliance of CGFSC from 1995
  Boston, MA 02110                           to 1996; Deloitte & Touche LLP from 1985 to 1995,
  9/18/63                                    Senior Manager.
-----------------------------------------------------------------------------------------------------------------------------------
  Michael J. Leary          Assistant        Vice President of Chase Global Funds Services            0                  0
  73 Tremont Street         Treasurer        Company since 1993.  Manager of Audit at Ernst
  Boston, MA  02108                          & Young from 1988 to 1993.
  11/23/65
-----------------------------------------------------------------------------------------------------------------------------------
  Michelle Azrialy          Assistant        Assistant Treasurer of Chase Global Funds                0                  0
  73 Tremont Street         Secretary        Services Company since 1996.  Senior Public
  Boston, MA 02108                           Accountant with Price Waterhouse LLP from
  4/12/69                                    1991 to 1994.




CODE OF ETHICS

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

  As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                         Percentage
     Name and Address of Shareholder                  of Shares Owned           Portfolio                       Class
----------------------------------------------------------------------------------------------------------------------------------
First Union National Bank                                  43.60%         C&B Balanced Portfolio        Institutional Class Shares
FBO UFCW Loc 56 M&P
525 West WT Harris Blvd CMG 1151
Charlotte, NC  28288
----------------------------------------------------------------------------------------------------------------------------------
St. Andrews Church                                         8.10%          C&B Balanced Portfolio        Institutional Class Shares
Memorial Endowment Fund
PO Box 1287
Edgartown,  MA  02539
----------------------------------------------------------------------------------------------------------------------------------
Commonwealth Energy System and Subsidiary
 Companies Post Retirement                                 17.72%         C&B Equity Portfolio          Institutional Class Shares
Benefit Program Group
One main Street
Cambridge, MA  02142
----------------------------------------------------------------------------------------------------------------------------------
First Union National Bank TR for Defined Bnft
  Pension for Cadmus                                       17.46%         C&B Equity Portfolio          Institutional Class Shares
1525 W WT Harris Blvd. #1151
Charlotte,  NC  28262
----------------------------------------------------------------------------------------------------------------------------------
Hudson Valley District Council of Carpenters PSP           11.19%         C&B Equity Portfolio          Institutional Class Shares
39 Bloomingburg Rd.  Ste 2
Middletown, NY  10940
----------------------------------------------------------------------------------------------------------------------------------
Central New York Community Foundation Inc.                  7.53%         C&B Equity Portfolio          Institutional Class Shares
500 S. Salina St.  Ste 428
Syracuse, NY  13202
----------------------------------------------------------------------------------------------------------------------------------
NFSC FEBO                                                   6.94%         C&B Equity Portfolio          Institutional Class Shares
Firstar - Reinvest 401K
PO Box 1787
Milwaukee,  WI  53201
----------------------------------------------------------------------------------------------------------------------------------
American Bible Association                                  6.27%         C&B Equity Portfolio          Institutional Class Shares
1865 Broadway
New York, NY  10023
----------------------------------------------------------------------------------------------------------------------------------
Ironworkers Local 397 Pension Fund                          5.53%         C&B Equity Portfolio          Institutional Class Shares
PO Box 83900
Miami,  FL   33283
----------------------------------------------------------------------------------------------------------------------------------
Bruce J. Oliveira Administrator/TTEE                        5.03%         C&B Equity Portfolio          Institutional Class Shares
IBEW Local 223 Pension Trst Fnd
PO Box 1238
Lakeville,  MA  02347
----------------------------------------------------------------------------------------------------------------------------------
Patricia Schlitt                                           22.50%         C&B Equity Portfolio          Institutional Class Shares
S. Sanford Schlitt                                                        for Taxable Investors
Subject to DST TOD Rules
491 Meadow Lark Drive
Sarasota,  FL  34236

----------------------------------------------------------------------------------------------------------------------------------
John Musselman TR                                          11.85%         C&B Equity Portfolio          Institutional Class Shares
John Musselman Revocable Trust                                            for Taxable Investors
22 Kent Street
Windham, NH  03087
----------------------------------------------------------------------------------------------------------------------------------
                                                         Percentage
     Name and Address of Shareholder                  of Shares Owned           Portfolio                       Class
----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab &Co., Inc.                                   9.25%         C&B Equity Portfolio          Institutional Class Shares
Reinvest Account                                                          for Taxable Investors
101 Montgomery Street
San Francisco, CA  94104
----------------------------------------------------------------------------------------------------------------------------------
Ann Hauptman & Cynthia Jacobs TR  FBO Gunther A.
  Hauptman TR                                               8.43%         C&B Equity Portfolio          Institutional Class Shares
4 Briga Ln                                                                for Taxable Investors
White Plains,  NY  10605
----------------------------------------------------------------------------------------------------------------------------------
R Lewisohn III, AL Godsick, JF Lewisohn, TR  FBO Art
  VI L/W & Test.                                            7.91%         C&B Equity Portfolio          Institutional Class Shares
6 East 43rd Street                                                        for Taxable Investors
New York, NY  10017
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Bruce A. Boulware & Lizabeth A. Boulware  JTWROS           6.04%         C&B Equity Portfolio          Institutional Class
1 Central Park West                                                      for Taxable Investors               Shares
New York, NY  10023
----------------------------------------------------------------------------------------------------------------------------------
Vanguard Fiduciary Trust Co.  FBO UAM Corp  Profit
  Sharing 401K Plan, Vanguard                             67.48%         C&B Mid Cap Equity            Institutional Class
 Fiduciary Tr.  Group Sp. Servies                                             Portfolio                       Shares
PO Box 2600  VM 421
Valley Forge PA  19482
----------------------------------------------------------------------------------------------------------------------------------
R Lewisohn III, AL Godsick, JF Lewisohn, TR FBO Art
  VI L/W & Test.                                          12.42%         C&B Mid Cap Equity            Institutional Class
6 East 43rd Street                                                            Portfolio                       Shares
New York, NY  10017
----------------------------------------------------------------------------------------------------------------------------------
UAM Trust Company Cust. FBO John J. Medveckis  R/O IRA     6.11%         C&B Mid Cap Equity            Institutional Class
c/o Cooke & Bieler Inc.                                                       Portfolio                       Shares
1700 Market Street Ste 3222
Philadelphia,  PA  19103
----------------------------------------------------------------------------------------------------------------------------------

  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

Investment Advisory and Other Services


INVESTMENT ADVISER
--------------------------------------------------------------------------------
CONTROL OF ADVISER

  The adviser is located at 1700 Market Street, Philadelphia, PA 19103. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.


Investment Advisory Agreement

  Service Performed by Adviser

  Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

  .  Manage the investment and reinvestment of the assets of the portfolios.

  . Continuously review, supervise and administer the investment program of the portfolios.

  . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

  Continuing an Advisory Agreement

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

  Investment Advisory Fee

  For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                                     Annual Percentage Rate
  ---------------------------------------------------------------------------
  C & B Equity Portfolio                                     0.625%
  ---------------------------------------------------------------------------
  C & B Balanced Portfolio                                   0.625%
  ---------------------------------------------------------------------------
  C & B Equity Portfolio for Taxable Investors               0.625%
  ---------------------------------------------------------------------------
  C & B Mid Cap Equity Portfolio                             0.625%

  Expense Limitation

  The adviser may voluntarily agree to limit the expenses of the portfolios.
  The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

Philosophy and Style

  The adviser bases its philosophy and process on selecting high quality, risk adverse stocks. An emphasis on value is designed to protect assets in down markets. The stock selection process is geared towards finding companies with high quality earnings which are sustainable in a wide range of economic environments. Key criteria include companies with strong balance sheets, a proven management team and low debt. On the fixed income side, the adviser is a conservative, quality-oriented bond manager.

Representative Institutional Clients

  As of the date of this SAI, the adviser's representative institutional clients included Baptist Health System, Mayo Foundation, Wisconsin Energy Corp. and Princeton University.

  In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR

  UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and states Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

Sub-Administrator

  UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

Sub-Transfer Agent and Sub-Shareholder Servicing Agent

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

Administrative Fees

  In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

  A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                         Annual Rate
  ----------------------------------------------------------------------
  C & B Balanced Portfolio                                   0.06%
  ----------------------------------------------------------------------
  C & B  Equity Portfolio                                    0.04%
  ----------------------------------------------------------------------
  C & B Portfolio for Taxable Investors                      0.04%
  ----------------------------------------------------------------------
  C & B  Mid Cap Portfolio                                   0.04%

  B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

  C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

Shareholder Servicing Arrangements

  UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS

  The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

SIMULTANEOUS TRANSACTIONS

  The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

BROKERAGE COMMISSIONS

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Capital Stock and Other Securities

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

  Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Purchase Redemption and Pricing of Shares

PURCHASE OF SHARES

  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

In-Kind Purchases

  If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a portfolio unless:

  . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

Other Redemption Information

  Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Fund may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

  .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE

  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES

  Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

  The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

Performance Calculations

  The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN

  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P    =  a hypothetical initial payment of $1,000

     T    =  average annual total return

     n    =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the Institutional Class of the portfolios as of October 31, 1998, are as follows:

                                                       One Year Ended   Five Years Ended   Since Inception   Inception Date
  --------------------------------------------------------------------------------------------------------------------------
  C & B Equity Portfolio
    Institutional Class Shares                               6.56%           16.76%            14.58%            5/15/90
  --------------------------------------------------------------------------------------------------------------------------
  C & B  Balanced Portfolio
    Institutional Class Shares                               8.56%           12.22%            11.79%           12/29/89
  --------------------------------------------------------------------------------------------------------------------------
  C & B  Equity Portfolio for Taxable Investors
    Institutional Class Shares                               8.16%             N/A             13.85%            2/12/97
  --------------------------------------------------------------------------------------------------------------------------
  C & B Mid Cap Equity Portfolio                              N/A              N/A             -2.71%            2/18/98
    Institutional Class Shares
  --------------------------------------------------------------------------------------------------------------------------

YIELD

  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS

  The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.

Taxes

  In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

  Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

  Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

Expenses


                                        Investment Advisory    Investment Advisory    Administrator Fee   Sub-Administrator Fee
                                             Fees Paid             Fees Waived            (UAMFSI)               (CGFSC)
------------------------------------------------------------------------------------------------------------------------------------

C & B  Equity Portfolio
  1998                                       $  966,726                 -0-               $31,273              $145,022
------------------------------------------------------------------------------------------------------------------------------------

  1997                                       $  882,890                 -0-               $56,505              $137,773
------------------------------------------------------------------------------------------------------------------------------------

  1996                                       $1,345,533                 -0-               $66,897              $230,297
------------------------------------------------------------------------------------------------------------------------------------

C & B Balanced portfolio
  1998                                       $   70,255             $67,927               $16,107              $ 79,810
------------------------------------------------------------------------------------------------------------------------------------

  1997                                       $   89,715             $54,862               $13,866              $ 76,870
------------------------------------------------------------------------------------------------------------------------------------

  1996                                       $   77,383             $66,224               $ 7,327              $ 77,007
------------------------------------------------------------------------------------------------------------------------------------

C & B  Equity Portfolio for Taxable
Investors
  1998                                              -0-             $16,532               $ 3,684              $ 61,533
------------------------------------------------------------------------------------------------------------------------------------

  1997*                                             -0-             $ 3,003               $   191              $ 23,521
------------------------------------------------------------------------------------------------------------------------------------

C & B Mid Cap Equity Portfolio
  1998**                                            -0-             $ 3,589               $ 1,690              $ 23,821
------------------------------------------------------------------------------------------------------------------------------------

                                        Brokerage Commissions
C & B  Equity Portfolio
  1998                                      $144,662
---------------------------------------------------------------
  1997                                      $170,908
---------------------------------------------------------------
  1996                                      $196,407
---------------------------------------------------------------
C & B Balanced portfolio
  1998                                      $ 14,854
---------------------------------------------------------------
  1997                                      $ 14,006
---------------------------------------------------------------
  1996                                      $ 10,972
---------------------------------------------------------------
C & B  Equity Portfolio for Taxable
Investors
  1998                                      $  5,124
---------------------------------------------------------------
  1997*                                     $  1,054
---------------------------------------------------------------
C & B Mid Cap Equity Portfolio
  1998**                                    $  2,184
---------------------------------------------------------------


*  During the period from February 12, 1997(initial offering) to October 31,
   1997.

** During the period from February 18, 1998 (initial offering) to October 31,
   1998.

Financial Statements

   The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

Appendix A:  Description Of Securities And Ratings


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad leading market positions in well-established industries.

                    . margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Preferred Stock Ratings

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC        Preferred stock rated BB, B, and CCC are regarded, on
                    balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C                 A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or       To provide more detailed indications of preferred stock
  minus (-)         quality, ratings from AA to CCC may be modified by the
                    addition of a plus or minus sign to show relative standing within the major rating categories.

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

   CC An obligation rated CC is currently highly vulnerable to nonpayment.

   C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

   D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Short-Term Issue Credit Ratings

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment.

  BBB-              Considerable variability in risk during economic cycles.

  BB+/BB/BB-        Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

  DP                Preferred stock with dividend arrearages.

Short-Term Debt

 High Grade

  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default
  D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

 Investment Grade

  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

 Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

 International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                 Default.  Denotes actual or imminent payment default.

 Notes

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

Appendix B - Comparisons

   CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

   Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

   Dow Jones Industrial Average -- a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

   Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

   Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

   Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

   IBC's Money Fund Average/All Taxable -- an average of all major money market fund yields, published weekly for 7- and 30-day yields.

   IFC Investable Index -- an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

   Lehman Aggregate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

   Lehman Corporate Bond Index -- an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.
   Lehman Government Bond Index -- an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

   Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

   Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

   Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

   Lipper 1-5 Year Short Investment Grade Debt Funds Average - is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

   Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

   Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

   Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

   Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

   Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

   Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

   Merrill Lynch 1-4.99 Year Corporate/Government Bond Index - is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

   Morgan Stanley Capital International EAFE Index - arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

   Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

   NASDAQ Composite Index - is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

   New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

   Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

   Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

   Russell 2000 Index - an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

   Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

   Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

   Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

   Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

   Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

   Russell Mid-Cap Index - is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

   Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

   Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

   Salomon Smith Barney Three-Month T-Bill Average - the average for all treasury bills for the previous three-month period.

   Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

   Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

   Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

   Standard & Poors' Midcap 400 Index - consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

   Standard & Poors' 500 Stock Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

   Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

   Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

   Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

   U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

   Value Line - composed of over 1,600 stocks in the Value Line Investment
   Survey.

   Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

   Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


   Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)








                              THE DSI PORTFOLIOS
                            DSI BALANCED PORTFOLIO
                        DSI DISCIPLINED VALUE PORTFOLIO
                      DSI LIMITED MATURITY BOND PORTFOLIO
                          DSI MONEY MARKET PORTFOLIO
                         DSI SMALL CAP VALUE PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

                        DSI DISCIPLINED VALUE PORTFOLIO
                      INSTITUTIONAL SERVICE CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                            FEBRUARY 16, 1999








This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The DSI Portfolios Institutional Class Shares dated February 16, 1999 and the Prospectus of The DSI Disciplined Value Portfolio's Institutional Service Class Shares dated February 16, 1999. You may obtain a Prospectus for the appropriate DSI portfolio by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

UAM FUNDS.........................................................................................      1
DEFINITIONS.......................................................................................      1
THE FUND..........................................................................................      1
DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.....................................      1
 Equity Securities  (DSI Balanced, Disciplined Value And Small Cap Value Portfolios)..............      1
 Debt Securities (DSI Balanced, Limited Maturity Bond And Money Market Portfolios)................      2
 Derivatives (All Except DSI Money Market Portfolio)..............................................      7
 Foreign Securities...............................................................................     11
 Investment Companies.............................................................................     15
 Municipal Bonds (DSI Balanced and Bond Portfolios)...............................................     15
 Repurchase Agreements............................................................................     16
 Restricted Securities............................................................................     16
 Securities Lending...............................................................................     16
 Short-Term Investments...........................................................................     17
 When-Issued, Forward Commitment and Delayed Delivery Transactions................................     18
INVESTMENT POLICIES...............................................................................     18
 Fundamental Investment Policies..................................................................     19
 Non-Fundamental Policies.........................................................................     21
MANAGEMENT OF THE FUND............................................................................     22
CODE OF ETHICS....................................................................................     24
PRINCIPAL HOLDERS OF SECURITIES...................................................................     24
INVESTMENT ADVISORY AND OTHER SERVICES............................................................     25
 Investment Adviser...............................................................................     25
 Distributor......................................................................................     27
 Administrative Services..........................................................................     28
 Custodian........................................................................................     29
 Independent Public Accountant....................................................................     29
 Service And Distribution Plan (DSI Disciplined Value Portfolio)..................................     29
BROKERAGE ALLOCATION AND OTHER PRACTICES..........................................................     32
 Selection of Brokers.............................................................................     32
 Simultaneous Transactions........................................................................     32
 Brokerage Commissions............................................................................     32
CAPITAL STOCK AND OTHER SECURITIES................................................................     33
 Description Of Shares And Voting Rights..........................................................     33
 Dividends and Capital Gains Distributions........................................................     33
PURCHASE REDEMPTION AND PRICING OF SHARES.........................................................     34
 Purchase of Shares...............................................................................     34
 Redemption of Shares.............................................................................     34
 Exchange Privilege...............................................................................     36
 Transfer Of Shares...............................................................................     36
 Valuation of Shares..............................................................................     36
PERFORMANCE CALCULATIONS..........................................................................     37
 Total Return.....................................................................................     37
 Yield............................................................................................     38
 Yield (DSI Money Market Portfolio)...............................................................     39
 Comparisons......................................................................................     39
TAXES.............................................................................................     39
EXPENSES..........................................................................................     40
FINANCIAL STATEMENTS..............................................................................     40
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS................................................    A-1
APPENDIX B - COMPARISONS..........................................................................    B-1

DEFINITIONS

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means Dewey Square Investors Corporation, the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to the DSI Portfolios as a group, while "portfolio" refers to a single DSI Portfolio.

  The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

  "1940 Act" means Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectuses of The DSI Portfolios.

The Fund

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

  The Fund is an open-end, management investment company under the 1940 Act. The DSI Portfolios are a diversified series of the Fund This means that with respect to 75% of its total assets, the portfolios may not invest more than 5% of their respective total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES (DSI BALANCED, DISCIPLINED VALUE AND SMALL CAP VALUE
PORTFOLIOS)
--------------------------------------------------------------------------------
  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows the portfolios to participate in the benefits of owning a company, the portfolios must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.


STOCK MARKET RISK

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

  The portfolios may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.


CONVERTIBLE SECURITIES

  Certain of the portfolios may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.

DEBT SECURITIES (DSI BALANCED, LIMITED MATURITY BOND AND MONEY MARKET
PORTFOLIOS)
--------------------------------------------------------------------------------
  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolios to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolios. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolios which may in turn adversely affect the expected performance of the portfolios.

CREDIT RATING

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings













U.S. GOVERNMENT SECURITIES

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)

  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  RISK OF INVESTING IN MORTGAGE-BACKED SECURITIES

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OTHER ASSET-BACKED SECURITIES

  A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The portfolios may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

STRIPPED MORTGAGE-BACKED SECURITIES

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

ZERO COUPON BONDS

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

DERIVATIVES (ALL EXCEPT DSI MONEY MARKET PORTFOLIO)
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  PURCHASING PUT AND CALL OPTIONS

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.
  The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  SELLING (WRITING) PUT AND CALL OPTIONS

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, a portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, a portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, a portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a portfolio of securities that corresponds to the index.

  A portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  .  Maintaining the entire exercise price in liquid securities.

  OPTIONS ON SECURITIES INDICES

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  OPTIONS ON FUTURES

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  COMBINED POSITIONS

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  CORRELATION OF PRICES

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the portfolio originally entered into the transaction.   If there is no
  secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

 . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

 . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

 . Investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  Foreign Currency Risk

  The securities of foreign companies are frequently denominated in foreign currencies. The portfolio's net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a portfolio. A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa. In addition:

  . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

  . Complex political and economic factors applicable to the issuing country may affect the value of U.S. dollars and foreign currencies.

  . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

  There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.




  THE EURO

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL EXCEPT DSI MONEY MARKET PORTFOLIO)

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  FOREIGN CURRENCY HEDGING STRATEGIES CONTRACTS (ALL EXCEPT DSI MONEY MARKET PORTFOLIO)

  A "settlement hedge" or "transaction hedge" is designed to protect a portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  STOCK EXCHANGE AND MARKET RISK

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  Legal System and Regulation Risks

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.
  Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets such as:

  . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  There are over 130 countries which, in the opinion of the adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which have stock markets. These countries generally include every national in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging countries is not feasible or may involve unacceptable political risks.

  Investment Funds

  Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. A portfolio may invest in these investment funds subject to the provisions of the 1940 Act and other applicable law. If a portfolio invests in such investment funds, the portfolio's shareholders will bear not only their proportionate share of the expenses of the portfolio (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds.

American Depositary Receipts (AdRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The portfolios may invest up to 10% of their total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

MUNICIPAL BONDS (DSI BALANCED AND BOND PORTFOLIOS)
--------------------------------------------------------------------------------
  A portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. A portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds also may be issued to refinance public debt.

  Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. The full faith and credit of governmental issuers with the power to tax back general obligation bonds. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, only the revenues generated by the project or facility support revenue bonds.

  A portfolio may also invest in industrial development bonds, which are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the ability of a portfolio to enforce its rights in case of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, large purchases and sales, including those by portfolio, may temporarily affect the market for municipal bonds, which is often thin.

  From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Fund. If such legislation were passed, the Fund's governing board may recommend changes in a Fund's investment objectives and policies or dissolution of a portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  A portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio'' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  To earn additional income, the portfolio may lend up to one-third of its total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  The portfolio can terminate the loan at any time; and

  . The portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent a portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term investments described below.

BANK OBLIGATIONS

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

  TIME DEPOSITS

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  CERTIFICATES OF DEPOSIT

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  BANKER'S ACCEPTANCE

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

  Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

  The portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

CORPORATE BONDS

  A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.



--------------------------------------------------------------------------------

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES



--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means a portfolio cannot change them without the approval by vote of a majority of the outstanding voting securities of the portfolio, as defined in the 1940
  Act.

DSI Disciplined Value, DSI Limited Maturity Bond, DSI Money Market Portfolios

  Each portfolio will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest for the purpose of exercising control over management of any company.

  . Invest in commodities except that each portfolio may invest in futures contracts and options to the extent that not more than 5% of a portfolio's assets are required as deposit to secure obligations under futures contracts.

  . Invest more than 25% of the value of its total assets in companies within a single industry; however, there are no limitation on investments made in instruments issued or guaranteed by the U.S. government and its agencies or instrumentalities or instruments issued by U.S. banks when a portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options and futures (except DSI Money Market Portfolio),or entering repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a portfolio's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as these loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

  . Purchase or retain securities of an issuer if those officers and Board members of the Fund or its investment adviser owning more than 1/2of 1% of such securities together own more than 5% of such securities.

  .  Purchase on margin or sell short, except as permitted herein.

  . Purchase or sell real estate, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

DSI BALANCED PORTFOLIO

  The portfolio will not:


  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets are required as deposit to secure obligations under futures contracts.

  . Invest more than 25% of the value of its total assets in companies within a single industry; however, there are no limitation on investments made in instruments issued or guaranteed by the U.S. government and its agencies or instrumentalities or instruments issued by U.S. banks when a portfolio adopts a temporary defensive position.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options and futures, or (3) entering repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the portfolio's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as these loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

  . Purchase or sell real estate, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  . Underwrite the securities of other issuers or invest more than an aggregate of 15% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

DSI SMALL CAP VALUE PORTFOLIO

  The portfolio will not:



  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     .  Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Issue senior securities, as defined in the 1940 Act except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the portfolio's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as these loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.







     .   Underwrite the securities of other issuers.

NON-FUNDAMENTAL POLICIES
------------------------------------------------------------------------------

     The following investment limitation is a non-fundamental (i.e., the portfolios may change it without the shareholder approval) policy of the portfolios.

DSI Balanced Portfolio

     The portfolio will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

          Invest more than 10% of the portfolio's assets in securities rated Ba or B by Moody's or BB or B by S&P (or which, in the adviser's opinion of comparable quality or better), preferred stocks and convertible securities. The adviser reserves the right to retain securities which are downgraded below investment grade.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     .    Purchase on margin or sell short, except as permitted herein.

DSI Disciplined Value Portfolio

     The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

     .  Invest more than 20% of the portfolio's assets in foreign securities.

DSI Limited Maturity Bond Portfolio

     The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

     . Invest more than 10% of the portfolio's assets in securities rated Ba or B by Moody's or BB or B by S&P (or which, in the adviser's opinion of comparable quality or better), preferred stocks and convertible securities. The adviser reserves the right to retain securities which are downgraded below investment grade.

DSI Small Cap Value Portfolio

  The portfolio will not:

     . invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, and
        (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

     . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     .  Invest more than 20% of the portfolio's assets in foreign securities.

     . pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     .  purchase on margin or sell short, except as permitted herein.

     . purchase additional securities when borrowings exceed 5% of total gross assets.

     . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

Management of the Fund

The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act.



                                                                                                              Total
                                                                                                              Compensation
                      Position                                                       Aggregate Compensation   From UAM
                      UAM                                                            from Registrant as of    Funds Complex as of
Name, Address, DOB    Funds, Inc.   Principal Occupations During the Past 5 years    October 31, 1998         October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.   Director     President of Squam Investment Management
College Road -- RFD 3               Company, Inc. and Great Island Investment         $29,465                     $37,000
Meredith, NH 03253                  Company, Inc.;
1/26/29                             President of Bennett
                                    Management Company from 1988 to 1993.
 ----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn          Director     Financial Officer of World Wildlife Fund since    $29,465                     $37,000
10 Garden Street                    1991; formerly Vice President for Finance and
Cambridge, MA 02138                 Administration and Treasurer of Radcliffe College
8/14/51                             from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk     Director     Executive Vice President and Chief                $29,465                     $37,000
100 King Street West                Administrative Officer of Philip Services
P.O. Box 2440, LCD-1,               Corp.; Formerly, a Partner in the Philadelphia
Hamilton  Ontario,                  office of the law firm Dechert Price & Rhoads.;
Canada L8N-4J6                      Director, Hofler Corp.
4/21/42
-----------------------------------------------------------------------------------------------------------------------------------
Philip D. English      Director     President and Chief Executive Officer of          $29,465                     $37,000
16 West Madison Street              Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201                 Board of Chektec Corporation and Cyber
8/5/48                              Scientific, Inc
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                Total
                                                                                                                Compensation
                        Position                                                       Aggregate Compensation   From UAM
                        UAM                                                            from Registrant as of    Funds Complex as of
Name, Address, DOB      Funds, Inc.  Principal Occupations During the Past 5 years     October 31, 1998         October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*       Director,    Chairman, Chief Executive Officer and a                        0                       0
One International                    Director of United President and Asset
Place Boston, MA 02110               Partner or Trustee Chairman of each of the
3/21/35                              Investment Companies of the Eaton Vance Group
                                     of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*  Director     President and Chief Investment Officer of Dewey                0                       0
One Financial Center                 Square Investors Corporation since 1988;
Boston, MA 02111                     Director and Chief Executive Officer of H.T.
7/1/43                               Investors, Inc., formerly a subsidiary of
                                     Dewey Square.
-----------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*        Director     Senior Vice President of UAM Investment Services,              0                       0
211 Congress Street                  Inc. and UAM Trust Company since January 1996;
Boston, Ma 02110                     Principal of UAM Fund Distributors, Inc. since
2/24/53                              December 12, 1995; formerly a Director and Chief
                                     Operating Officer of CS First Boston Investment
                                     Operating Officer of CS First Boston
------------------------------------------------------------------------------------------------------------------------------------
William H. Park         Vice         Executive Vice President and Chief Financial                   0                       0
One International       President    Officer of United Asset Management Corporation.
Place Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French          Treasurer    President of UAMFSI and UAMFDI, formerly Vice                  0                       0
211 Congress Street                  President of Operations, Development and Control
Boston, MA 02110                     of Fidelity Investments in 1995; Treasurer of the
7/4/51                               Fidelity Group of Mutual Funds from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Michael E. DeFao        Secretary    Vice President and General Counsel of UAMFSI and               0                       0
211 Congress Street                  UAMFDI; Associate Attorney of Ropes & Gray (a law
Boston, MA 02110                     firm) from 1993 to 1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty      Assistant    Vice President of UAMFSI; formerly Manager of Fund             0                       0
211 Congress Street                  Treasurer Administration and Compliance of CGFSC
Boston, MA 02110                     from 1995 to 1996; Deloitte & Touche LLP from 1985
9/18/63                              to 1995, Senior Manager.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Leary        Assistant    Vice President of Chase Global Funds Services                  0                       0
73 Tremont Street       Treasurer    Company since 1993. Manager of Audit at Ernst &
Boston, MA 02108                     Young from 1988 to 1993.
11/23/65
------------------------------------------------------------------------------------------------------------------------------------
Michelle Azrialy        Assistant    Assistant Treasurer of Chase Global Funds Services             0                       0
73 Tremont Street       Secretary    Company since 1996. Senior Public Accountant with
Boston, MA 02108                     Price Waterhouse LLP from 1991 to 1994.
4/12/69


Code of Ethics

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

Principal Holders of Securities

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

         Name and Address of Shareholder     Percentage of Shares Owned    Portfolio                    Class
------------------------------------------------------------------------------------------------------------------------------------
BSC As Agent For Crane & Excelsior
Company Profit Sharing Plan                          96.86%                DSI Balanced Portfolio       Institutional Class
1375 Peachtree St.  Suite 300                                                                                 Shares
Atlanta, GA  30309
------------------------------------------------------------------------------------------------------------------------------------
BOB & Co.                                            50.38%                DSI Disciplined Value        Institutional Class
c/o Bank of Boston                                                              Portfolio                     Shares
PO Box 1809
Boston, MA  02105
------------------------------------------------------------------------------------------------------------------------------------
NARCO                                                58.77%                DSI Disciplined Value        Institutional Service
Chicago Trust Company                                                           Portfolio                     Shares
171 N. Clark Street ML  10RTR
PO Box 8971
Chicago,  IL  60601
------------------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co Tr                               38.19%                DSI Disciplined Value        Institutional Service Class
FBO Cherokee Nation 401K Plan                                                   Portfolio                     Shares
PO Box 8971
Wilmington,  DE  19899
------------------------------------------------------------------------------------------------------------------------------------
BOB & Co.                                            60.97%                DSI Limited Maturity Bond    Institutional Class
c/o Bank of Boston                                                              Portfolio                     Shares
PO Box 1809
Boston, MA  02105
------------------------------------------------------------------------------------------------------------------------------------
BOB & Co.                                            62.67%                DSI Money Market             Institutional Class
c/o Bank of Boston                                                               Portfolio                    Shares
PO Box 1809
Boston, MA  02105
------------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co                                           8.10%                 DSI Money Market             Institutional Class
FBO Interstate Brands Conservative Growth                                        Portfolio                    Shares
PO Box 419175
Kansas City, MO  64141
------------------------------------------------------------------------------------------------------------------------------------
BOB & Co.                                            77.99%                DSI Small Cap Value          Institutional Class
c/o Bank of Boston                                                              Portfolio                     Shares
PO Box 1809
Boston, MA  02105
------------------------------------------------------------------------------------------------------------------------------------
Jupiter & Co.                                        13.79%                DSI Small Cap Value          Institutional Class
c/o Investors Bank & Trust Co.                                                  Portfolio                     Shares
PO Box 9130
Boston, MA  02117
------------------------------------------------------------------------------------------------------------------------------------

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

Investment Advisory and Other Services

INVESTMENT ADVISER
-------------------------------------------------------------------------------

Control of Adviser

     The adviser is located at One Financial Center, Boston, MA 02111. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

Investment Advisory Agreement

     Service Performed by Adviser

     Pursuant to each Investment Advisory Agreement (Advisory Agreement) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

     .  Manage the investment and reinvestment of the assets of the portfolios.

     . Continuously review, supervise and administer the investment program of the portfolios.

     . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

     Continuing an Advisory Agreement

     Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

     Investment Advisory Fee

     For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                                            Annual Percentage Rate
====================================================================================================
DSI Small Cap Value Portfolio                                0.085% of net assets
----------------------------------------------------------------------------------------------------
DSI Balanced Portfolio                            0.450% for the first 12 months of operation
                                                  0.550% for the next 12 months of operations and
                                                  0.65% thereafter
----------------------------------------------------------------------------------------------------
DSI Disciplined Value Portfolio                   0.750% of the first $500 million of net assets
                                                  0.650% in excess of $500 million of net assets
----------------------------------------------------------------------------------------------------
DSI Limited Maturity Bond Portfolio               0.450% of the first $500 million of net assets
                                                  0.400% of the next $500 million of net assets
                                                  0.350% in excess of $1 billion of net assets
----------------------------------------------------------------------------------------------------
DSI Money Market Portfolio                        0.400% of the first $500 million of net assets
                                                  0.350% in excess of $500 million of net assets

     Expense Limitation

     The adviser may voluntarily agree to limit the expenses of portfolios. The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceeds such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.


Philosophy and Style

     The adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The adviser's philosophy is derived from a belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

     The adviser's fixed-income philosophy is based on the premise that investing for yield will produce superior results over the long term. Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diversification. The portfolio is built with an emphasis on higher yield relative to the benchmark in order to provide superior investment return, investment grade securities to provide safety of principal and stability, limited interest rate anticipation to control market risk, and broad diversification by sector and subsector to control portfolio risk.

Representative Institutional Clients

     As of the date of this SAI, the adviser's representative institutional clients included American Airlines, Raytheon Corp., Bank of Boston, and Guy Gannett Publishing.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
-------------------------------------------------------------------------------

     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services and any amounts it may receive under a Service or Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

     .  Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .  SEC fees and state Blue-Sky fees.

     .  EDGAR filing fees.

     .  Processing services and related fees.

     .  Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .  Insurance premiums including fidelity bond premiums.

     .  Outside legal expenses.

     .  Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .  Cost and expenses of Fund stationery and forms.

     .  Costs of special telephone and data lines and devices.

     .  Trade association dues and expenses.

     .  Any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

Sub-Administrator

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

Sub-Transfer Agent and Sub-Shareholder Servicing Agent

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.


Administrative Fees

     In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

     A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:


                                                Annual Rate
     ---------------------------------------------------------
     DSI Disciplined Value Portfolio               0.06%
     ---------------------------------------------------------
     DSI Limited Maturity Bond Portfolio           0.04%
     ---------------------------------------------------------
     DSI Small Cap Value Portfolio                 0.04%
     ---------------------------------------------------------
     DSI Money Market Portfolio                    0.02%
     ---------------------------------------------------------
     DSI Balanced Portfolio                        0.06%

     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.


Additional Non-12b-1 Shareholder Servicing Arrangements

     In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
-------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

SERVICE AND DISTRIBUTION PLAN (DSI DISCIPLINED VALUE PORTFOLIO)
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for their Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.


Shareholder Servicing Plan

     The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

     . Acting as the sole shareholder of record and nominee for beneficial owners.

     . Maintaining account records for such beneficial owners of the Fund's shares.

     .  Opening and closing accounts.

     . Answering questions and handling correspondence from shareholders about their accounts.

     .  Processing shareholder orders to purchase, redeem and exchange shares.

     . Handling the transmission of funds representing the purchase price or redemption proceeds.

     . Issuing confirmations for transactions in the Fund's shares by shareholders.

     . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

     . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

     . Providing account maintenance and accounting support for all transactions.

     . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

Rule 12b-1 Distribution Plan

     The Distribution Plan permits a portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

     .  Advertising the availability of services and products.

     . Designing materials to send to customers and developing methods of making such materials accessible to customers.

     .  Providing information about the product needs of customers.

     . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

  . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

  .    Displaying and making available sales literature and prospectuses.

  . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

  In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

Fees Paid under the Service and Distribution Plans

  The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.25% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

Approving, Amending and Terminating the Fund's Distribution Arrangements

  Shareholders of the portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

  Miscellaneous

  So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

Brokerage Allocation and other Practices

SELECTION OF BROKERS

  The Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS

  The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Capital Stock and other Securities

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of the portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
  The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

  Distributions by a portfolio reduce its net asset value (NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolio, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Purchase Redemption and Pricing of Shares

PURCHASE OF SHARES
--------------------------------------------------------------------------------
  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), or as of noon with respect to the DSI Money Market Portfolio, and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

In-Kind Purchases

  If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a portfolio unless:

  . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail
  Requests to redeem shares must include:

  .  Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone
  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will
  be valued as set forth under "Valuation of Shares."   A redeeming shareholder
  would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

Other Redemption Information

  Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Fund may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

  .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
  The exchange privilege is only available with respect to portfolios qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
  Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
  The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

DSI Money Market Portfolio

  DSI Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. The net asset value per share of the portfolio will ordinarily remain at $1.00 and the portfolio's daily dividends will vary in amount. There can be no assurance, however, that the portfolio will maintain a constant net asset value per share of $1.00.

  The use of amortized cost and the maintenance of the portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of one year or less, and invest only in securities which are determined by the adviser to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the adviser to be of comparable quality.

Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

Performance Calculations

  The portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P   =   a hypothetical initial payment of $1,000

     T   =   average annual total return

     n   =   number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the Institutional and Service Classes of the portfolios as of October 31, 1998, are as follows:

                                                 One Year Ended      Five Years Ended       Since Inception     Inception Date
  ------------------------------------------------------------------------------------------------------------------------------
  DSI Disciplined Value Portfolio
    Institutional Class Shares                         4.37%               15.52%                 12.65%            12/12/89
  ------------------------------------------------------------------------------------------------------------------------------
    Institutional Service Class Shares                 4.13%                 N/A                   9.39%             5/23/97
  ------------------------------------------------------------------------------------------------------------------------------
  DSI Limited Maturity Bond Portfolio
    Institutional Class Shares                         5.08%                5.05%                  6.62%            12/18/89
  ------------------------------------------------------------------------------------------------------------------------------
  DSI Money Market Portfolio
    Institutional Class Shares                         5.38%                4.93%                  4.93%            12/28/89
  ------------------------------------------------------------------------------------------------------------------------------
  DSI Balanced Portfolio
    Institutional Class Shares                          N/A                  N/A                   5.93%            12/22/97
  ------------------------------------------------------------------------------------------------------------------------------

YIELD
------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:
     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d =  the maximum offering price per share on the last day of the period.


YIELD (DSI MONEY MARKET PORTFOLIO)

  The current yield of the DSI Money Market Portfolio is determined by dividing the net investment income per share earned during a 7-day base period by the maximum offering price per share on the last day of the period and annualizing the result by multiplying it by 365/7. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  The effective yield is the net annualized yield for a specified 7-day base period assuming a reinvestment in portfolio shares of all dividends during the period (compounding). Effective yield is calculated by using the same base-period return used in the calculation of current yield, except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

     Effective yield = [(Base Period Return +1) /365/7/] -1

COMPARISONS
--------------------------------------------------------------------------------

  The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance. In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.

Taxes

  In order for the portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

  The portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year the portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, the portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolio intends to qualify as a "regulated investment company" each year.

  Dividends and interest received by each portfolio, except DSI Money Market Portfolio, may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce the portfolio's dividends but are included in the taxable income reported on your tax statement if the portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

Expenses

                                               Investment      Investment                              Sub-
                                              Advisory Fees   Advisory Fees      Administrator     Administrator      Brokerage
                                                  Paid           Waived           Fee (UAMFSI)       Fee (CGFSC)     Commissions
  --------------------------------------------------------------------------------------------------------------------------------
  DSI Disciplined Value Portfolio
    1998                                        $737,133                -0-           $ 64,593          $101,756       $ 165,510
  --------------------------------------------------------------------------------------------------------------------------------
    1997                                        $578,915                -0-           $133,991          $ 87,680       $ 256,031
  --------------------------------------------------------------------------------------------------------------------------------
    1996                                        $429,033                -0-           $ 99,321          $ 79,439       $ 204,544
  --------------------------------------------------------------------------------------------------------------------------------
  DSI Limited Maturity Bond Portfolio
    1998                                        $155.198                -0-           $103,048          $ 86,420       $   1,929
  --------------------------------------------------------------------------------------------------------------------------------
    1997                                        $141,248                -0-           $ 94,725          $ 82,171             -0-
  --------------------------------------------------------------------------------------------------------------------------------
    1996                                        $134,334                -0-           $ 92,990          $ 86,458             -0-
  --------------------------------------------------------------------------------------------------------------------------------
  DSI Money Market Portfolio
    1998                                        $273,545           $336,812           $175,739          $140,251             -0-
  --------------------------------------------------------------------------------------------------------------------------------
    1997                                        $333,241           $426,538           $224,190          $186,237             -0-
  --------------------------------------------------------------------------------------------------------------------------------
    1996                                        $230,533           $283,121           $149,671          $135,324             -0-
  --------------------------------------------------------------------------------------------------------------------------------
  DSI Balanced Portfolio
    1998*                                       $102,428           $ 25,681           $ 53,814          $ 85,089       $  24,690

  *During the period from December 22, 1997(initial offering) to October 31,
  1998.

                                          Distribution and Service Plan Expenses Paid During Fiscal Year Ended October 31, 1998
   -------------------------------------------------------------------------------------------------------------------------------
   DSI Disciplined Value Portfolio
     Institutional Class Shares                                   $42,236

Financial Statements

  The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

Appendix A:  Description Of Securities And Ratings


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

       aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

       aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

       a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

       baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

       ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

       b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

       caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

       ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

       c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

       Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

       A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 .  High rates of return on funds employed.

                 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 . Broad leading market positions in well-established industries.

                 . margins in earnings coverage of fixed financial charges and high internal cash generation.

                 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Preferred Stock Ratings

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB,  B,        Preferred stock rated BB, B, and CCC are regarded, on
     CCC            balance, as predominantly speculative with respect to the
                    issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

     C              A preferred stock rated C is a nonpaying issue.

     D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or    To provide more detailed indications of preferred stock
     minus (-)      quality, ratings from AA to CCC may be modified by the
                    addition of a plus or minus sign to show relative standing within the major rating categories.

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     Nature of and provisions of the obligation;

     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

       CC An obligation rated CC is currently highly vulnerable to nonpayment.

       C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

       D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Short-Term Issue Credit Ratings

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

       AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

       BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

       BBB-

       BB+/BB/BB-   Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

       B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

       CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

       DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

       DP           Preferred stock with dividend arrearages.

Short-Term Debt

     High Grade

       D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

       D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

       D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

       D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

       D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

       D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

       D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

     Investment Grade

       AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

       BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

       DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

     International Short-Term Credit Ratings

       F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

       F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

       B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

       D             Default.  Denotes actual or imminent payment default.

     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

Appendix B - Comparisons

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Index an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     Standard & Poors' 500 Stock Index an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO 64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)










                        THE FMA SMALL COMPANY PORTFOLIO
                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 16, 1999












     This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The FMA Small Company Portfolio Institutional Class Shares dated February 16, 1999, and the Prospectus of The FMA Small Company Portfolio's Institutional Service Class Shares dated February 16, 1999. You may obtain a Prospectus for The portfolio by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

DEFINITIONS...........................................................................................................       1
THE FUND..............................................................................................................       1
DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS............................................................       1
   Equity Securities..................................................................................................       1
   Foreign Securities.................................................................................................       2
   Investment Companies...............................................................................................       4
   Repurchase Agreements..............................................................................................       5
   Restricted Securities..............................................................................................       5
   Securities Lending.................................................................................................       5
   Short-Term Investments.............................................................................................       5
   When-Issued, Forward Commitment and Delayed Delivery Transactions........ERROR BOOKMARK NOT DEFINED................
INVESTMENT POLICIES...................................................................................................       8
   Fundamental Investment Policies....................................................................................       8
   Non-Fundamental Policies...........................................................................................       9
MANAGEMENT OF THE FUND................................................................................................       9
CODE OF ETHICS........................................................................................................      11
PRINCIPAL HOLDERS OF SECURITIES.......................................................................................      11
INVESTMENT ADVISORY AND OTHER SERVICES................................................................................      11
   Investment Adviser.................................................................................................      11
   Control of Adviser.................................................................................................      11
   Distributor........................................................................................................      13
   Administrative Services............................................................................................      13
   Custodian..........................................................................................................      14
   Independent Public Accountant......................................................................................      14
   Service And Distribution Plans.....................................................................................      15
BROKERAGE ALLOCATION AND OTHER PRACTICES..............................................................................      17
   Selection of Brokers...............................................................................................      17
   Simultaneous Transactions..........................................................................................      17
   Brokerage Commissions..............................................................................................      17
CAPITAL STOCK AND OTHER SECURITIES....................................................................................      18
   Description Of Shares And Voting Rights............................................................................      18
   Dividends and Capital Gains Distributions..........................................................................      18
PURCHASE REDEMPTION AND PRICING OF SHARES.............................................................................      19
   Purchase of Shares.................................................................................................      19
   Redemption of Shares...............................................................................................      19
   Exchange Privilege.................................................................................................      21
   Transfer Of Shares.................................................................................................      21
   Valuation of Shares................................................................................................      21
PERFORMANCE CALCULATIONS..............................................................................................      22
   Total Return.......................................................................................................      22
   Yield..............................................................................................................      23
   Comparisons........................................................................................................      23
TAXES.................................................................................................................      24
EXPENSES..............................................................................................................      24
FINANCIAL STATEMENTS..................................................................................................      24
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS....................................................................     A-1
APPENDIX B - COMPARISONS..............................................................................................     B-1

DEFINITIONS

     The "Fund" is UAM Funds, Inc.

     The term "adviser" means Fiduciary Management Associates, Inc., the Fund's investment adviser.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

     The terms "the portfolio" is used to refer to FMA Small Company Portfolio, while " portfolio" or "portfolios" refers to some or all portfolios of the UAM Funds Complex.

     The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectuses of FMA Small Company Portfolio.

THE FUND

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.


     The Fund is an open-end, management investment company under the 1940 Act. FMA Small Company Portfolio is a diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS


EQUITY SECURITIES
--------------------------------------------------------------------------------

     The portfolio may invest in equity securities such as common and preferred stocks. While investing in stocks allows the portfolio to participate in the benefits of owning a company, the portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.


STOCK MARKET RISK

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

     . Factors affecting an entire industry, such as increases in production costs.

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

     The portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the portfolio's assets as compared with investing the same amount in the underlying stock.

FOREIGN SECURITIES
--------------------------------------------------------------------------------
RISKS OF FOREIGN SECURITIES

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

     FOREIGN CURRENCY RISK

     The securities of foreign companies are frequently denominated in foreign currencies. The portfolio's net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of the portfolio. The portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa. In addition:

     . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

     . Complex political and economic factors applicable to the issuing country may affect the value of U.S. dollars and foreign currencies.

     . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     THE EURO

     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states to began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .    How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?


     STOCK EXCHANGE AND MARKET RISK

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     LEGAL SYSTEM AND REGULATION RISKS

     Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets such as:

     . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

     . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


EMERGING MARKETS

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries the portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.


AMERICAN DEPOSITARY RECEIPTS (ADRS)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
     The portfolio reserve the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. No more than 5% of the investing portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the portfolio.

     The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, the portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. The portfolio normally uses repurchase agreements to earn income on assets that are not invested. The portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     To earn additional income, the portfolio may lend up to one-third of its total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. The portfolio may reinvest any cash collateral in short-term securities and money market funds. The portfolio will only lend its securities if:

     . The borrower provides collateral at least equal to the market value of the securities loaned.

     . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government.

     . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

     .    The portfolio can terminate the loan at any time; and

     . The portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments).

     These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term investments described below.

DEBT SECURITIES

     Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     INTEREST RATES

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

     While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

     CREDIT RATING

     Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

     Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings

BANK OBLIGATIONS

     The portfolio will only invest in a security issued by a commercial bank if the bank:

    . Has total assets of at least $1 billion, or the equivalent in other currencies;

    . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

     TIME DEPOSITS

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     CERTIFICATES OF DEPOSIT

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     BANKER'S ACCEPTANCE

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

     Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

      The portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

CORPORATE BONDS

     The portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.






INVESTMENT POLICIES

     Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means the portfolio cannot change them without approval by vote of a majority of the outstanding voting securities of the portfolios, as defined by the 1940 Act. The portfolio will not:

     . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (except obligations of the U.S. government and its instrumentalities).


     . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . (I) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

     . invest for the purpose of exercising control over management of any company.

     .   invest in commodities.

     . invest more than 25% of its total assets in companies within a single industry; however, there are no limitations on investments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . make loans except by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements , or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

     . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . purchase additional securities when borrowings exceed 5% of total assets.

     .   purchase on margin or sell short.

     . purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

     . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies.

     . Invest no more than 10% of its assets in securities of foreign issuers of developed countries.

MANAGEMENT OF THE FUND

     The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex.

     complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act.

                                                                                                               TOTAL
                                                                                            AGGREGATE          COMPENSATION
                               POSITION                                                     COMPENSATION FROM  FROM UAM
                               UAM FUNDS,                                                   REGISTRANT AS OF   FUNDS COMPLEX AS
     NAME, ADDRESS, DOB        INC.         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS   OCTOBER 31, 1998   OF OCTOBER 31, 1998
    ================================================================================================================================
     John T. Bennett, Jr.      Director     President of Squam Investment Management             $29,465             $37,000
     College Road-- RFD 3                   Company, Inc. and Great Island Investment
     Meredith, NH 03253                     Company, Inc.; President of Bennett
     1/26/29                                Management Company from 1988 to 1993.
    --------------------------------------------------------------------------------------------------------------------------------

     Nancy J. Dunn             Director     Financial Officer at World Wildlife Fund,            $29,465             $37,000
     10 Garden Street                       formerly, Vice  President for Finance and
     Cambridge, MA 02138                    Administration and Treasurer of Radcliffe
     8/14/51                                College from 1991 to 1999.
    --------------------------------------------------------------------------------------------------------------------------------

     William A. Humenuk        Director     Executive Vice President and Chief                   $29,465             $37,000
     100 King Street West                   Administrative Officer of Philip Services
     P.O. Box 2440, LCD-1,                  Corp.; Formerly, a Partner in the Philadelphia
     Hamilton  Ontario,                     office of the law firm Dechert Price & Rhoads;
     Canada L8N-4J6                         Director, Hofler Corp.
     4/21/42
    --------------------------------------------------------------------------------------------------------------------------------

     Philip D. English         Director     President and Chief Executive Officer of             $29,465             $37,000
     16 West Madison Street                 Broventure Company, Inc.; Chairman of the
     Baltimore, MD 21201                    Board of Chektec Corporation and Cyber
     8/5/48                                 Scientific, Inc
    ================================================================================================================================

                                                                                                               TOTAL
                                                                                            AGGREGATE          COMPENSATION
                               POSITION                                                     COMPENSATION FROM  FROM UAM
                               UAM FUNDS,                                                   REGISTRANT AS OF   FUNDS COMPLEX AS
     NAME, ADDRESS, DOB        INC.         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS   OCTOBER 31, 1998   OF OCTOBER 31, 1998
    ================================================================================================================================
     Norton H. Reamer*         Director,    Chairman, Chief Executive Officer and a                  0                  0
     One International Place   President    Director of United Asset Management Corporation
     Boston, MA 02110          and          Corporation; Director, Partner or Trustee of
     3/21/35                   Chairman     each of the Investment Companies of the Eaton
                                            Vance Group of Mutual Funds.
    --------------------------------------------------------------------------------------------------------------------------------

     Peter M. Whitman, Jr.*    Director     President and Chief Investment Officer of                0                  0
     One Financial Center                   Dewey Square Investors Corporation since 1988;
     Boston, MA 02111                       Director and Chief Executive Officer of H.T.
     7/1/43                                 Investors, Inc., formerly a subsidiary of
                                            Dewey Square.
    --------------------------------------------------------------------------------------------------------------------------------

     James P. Pappas*          Director     Senior Vice President of UAM Investment                  0                  0
     211 Congress Street                    Services, Inc. and UAM Trust Company since
     Boston, Ma 02110                       January 1996; Principal of UAM Fund
     2/24/53                                Distributors, Inc. since December 12, 1995;
                                            formerly a Director and Chief Operating
                                            Officer of CS First Boston Investment
                                            Management from 1993-1995.
    --------------------------------------------------------------------------------------------------------------------------------

     William H. Park           Vice         Executive Vice President and Chief Financial             0                  0
     One International Place   President    Officer of United Asset Management Corporation.
     Boston, MA 02110
     9/19/47
    --------------------------------------------------------------------------------------------------------------------------------

     Gary L. French            Treasurer    President of UAMFSI and UAMFDI, formerly Vice            0                  0
     211 Congress Street                    President of Operations, Development and
     Boston, MA 02110                       Control of Fidelity Investments in 1995;
     7/4/51                                 Treasurer of the Fidelity Group of Mutual
                                            Funds from 1991 to 1995.
    --------------------------------------------------------------------------------------------------------------------------------

     Michael E. DeFao          Secretary    Vice President and General Counsel of UAMFSI             0                  0
     211 Congress Street                    and UAMFDI; Associate Attorney of Ropes & Gray
     Boston, MA 02110                       (a law firm) from 1993 to 1995.
     2/28/68
    --------------------------------------------------------------------------------------------------------------------------------

     Robert R. Flaherty        Assistant    Vice President of UAMFSI; formerly Manager of            0                  0
     211 Congress Street       Treasurer    Fund Administration and Compliance of CGFSC
     Boston, MA 02110                       from 1995 to 1996; Deloitte & Touche LLP from
     9/18/63                                1985 to 1995, Senior Manager.
    --------------------------------------------------------------------------------------------------------------------------------

     Michael J. Leary          Assistant    Vice President of Chase Global Funds Services            0                  0
     73 Tremont Street         Treasurer    Company since 1993. Manager of Audit at Ernst
     Boston, MA 02108                       & Young from 1988 to 1993.
     11/23/65
    --------------------------------------------------------------------------------------------------------------------------------

     Michelle Azrialy          Assistant    Assistant Treasurer of Chase Global Funds                0                  0
     73 Tremont Street         Secretary    Services Company since 1996. Senior Public
     Boston, MA 02108                       Accountant with Price Waterhouse LLP from 1991
     4/12/69                                to 1994.




CODE OF ETHICS

     The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


PRINCIPAL HOLDERS OF SECURITIES

     As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

     As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

                       NAME AND ADDRESS OF SHAREHOLDER                  PERCENTAGE OF SHARES OWNED              CLASS
     ==============================================================================================================================
      Charles Schwab & Co., Inc.                                                   37.12%             Institutional Class Shares
      Reinvest Account
      101 Montgomery Street
      San Francisco, CA 94104
     ------------------------------------------------------------------------------------------------------------------------------
      Fidelity Invest Inst Operations Co Inc. For Certain Employee                  8.74%             Institutional Class Shares
      Benefit Plans
      100 Magellan Way KWIC
      Covington, KY 41015
     ------------------------------------------------------------------------------------------------------------------------------
      American Express Trust Company TR                                            41.44%             Institutional Service Class
      FBO American Express Trust Retirement Services Plan                                                       Shares
      PO Box 534
      Minneapolis, MN 55440
      Security Trust Co. TR                                                        32.86%             Institutional Service Class
      FBO Koo Koo Roo Employees                                                                                 Shares
      401K Account 1
      2525 E. Camelback Rd. 570
      Phoenix, AZ 85016
      Wilmington Trust Co Tr                                                       21.68%             Institutional Service Class
      FBO Cherokee Nation 401K                                                                                  Shares
      PO Box 8971
      Wilmington, DE 19899
     ------------------------------------------------------------------------------------------------------------------------------

     Any persons or organizations listed above as owning 25% or more of the outstanding shares of the portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

     The adviser is located at 55 West Monroe Street, Suite 2550, Chicago, IL 60603-5093. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

     Service Performed by Adviser

     Pursuant to the Investment Advisory Agreement (Advisory Agreement) between the Fund, on behalf of the portfolio, and the adviser, the adviser has agreed to:

     .    Manage the investment and reinvestment of the assets of the portfolio.

     . Continuously review, supervise and administer the investment program of the portfolio.

     . Determine in its discretion the securities the portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

     LIMITATION OF LIABILITY

     In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

     CONTINUING AN ADVISORY AGREEMENT

     Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolio's shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

     INVESTMENT ADVISORY FEE

     For its services, the portfolio pays the Adviser a fee in monthly installments at the annual rate of 0.75% of the portfolio's average net assets. For more information see "EXPENSES" below.



     EXPENSE LIMITATION

     The adviser may voluntarily agree to limit the expenses of the portfolio. The adviser may further reduce its compensation to the extent that the expenses of the portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

     As a "value style" investment manager, the adviser buys stocks in a mix of industries which it feels are undervalued. When the adviser believes the industry has become unattractive, it will move to another industry which it feels has more investment potential. By consistently monitoring the portfolio, the adviser seeks to preserve assets in uncertain economic environments and allow for capital appreciation in rising markets.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this SAI, the adviser's representative institutional clients included Loras College, Peer Bearing Company and Illinois Forge, Inc.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------
     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------
ADMINISTRATOR
     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and state Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Fund stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     .    Any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

     In exchange for administrative services, the portfolio pays a four-part fee to UAMFSI as follows:

     A. The portfolio specific fee to UAMFSI calculated from the aggregate net assets of the portfolio at the annual rate of 0.04%.



     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     The portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for their Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

SHAREHOLDER SERVICING PLAN

     The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

     . Acting as the sole shareholder of record and nominee for beneficial owners.

     . Maintaining account records for such beneficial owners of the Fund's shares.

     .    Opening and closing accounts.

     . Answering questions and handling correspondence from shareholders about their accounts.

     .    Processing shareholder orders to purchase, redeem and exchange shares.

     . Handling the transmission of funds representing the purchase price or redemption proceeds.

     . Issuing confirmations for transactions in the Fund's shares by shareholders.

     . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

     . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

     . Providing account maintenance and accounting support for all transactions.

     . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if a pplicable.

RULE 12B-1 DISTRIBUTION PLAN

     The Distribution Plan permits the portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

     .    Advertising the availability of services and products.

     . Designing materials to send to customers and developing methods of making such materials accessible to customers.

     .    Providing information about the product needs of customers.

     . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

     . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

     .    Displaying and making available sales literature and prospectuses.

     . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

     In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

FEES PAID UNDER THE SERVICE AND DISTRIBUTION PLANS

     The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.40% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

     The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

     Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

APPROVING, AMENDING AND TERMINATING THE FUND'S DISTRIBUTION ARRANGEMENTS

     Shareholders of the portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

     CONTINUING THE PLANS

     The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

     AMENDING THE PLANS

     A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

     TERMINATING THE PLANS

     A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

     MISCELLANEOUS

     So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

     The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

     Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

ADDITIONAL NON-12B-1 SHAREHOLDER SERVICING ARRANGEMENTS

     In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the portfolio or any class of shares of the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.


BROKERAGE ALLOCATION AND OTHER PRACTICES


SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

CAPITAL STOCK AND OTHER SECURITIES


DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of the portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent the portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund tries to distribute substantially all of the net investment income of the portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by the portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of the portfolio below its cost basis is taxable as described in the prospectus of the portfolio, although from an investment standpoint, it is a return of capital. If you buy shares of the portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.


     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. The portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

PURCHASE REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of the portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange (`NYSE') and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of the portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the portfolio's shares.

IN-KIND PURCHASES

     If accepted by the Fund, shareholders may purchase shares of the portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of the portfolio unless:

     . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

     . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

     . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

     Requests to redeem shares must include:

     .    Share certificates, if issued.

     . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

     .    Any required signature guarantees (see "SIGNATURE GUARANTEES").

     . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     The following tasks cannot be accomplished by telephone:

     . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

     .    Redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES

     To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     The Fund may suspend redemption privileges or postpone the date of payment

     . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

     . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

     .    For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------

     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS
     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PERFORMANCE CALCULATIONS

     The portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by the portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.


     The average annual total return of the portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     These figures are calculated according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     For the periods ended October 31, 1998, the average annual total rates of return of the Institutional and Service Classes of the portfolio are as follows:

                                               One Year              Five Years           Since Inception        Inception Date
     -----------------------------------------------------------------------------------------------------------------------------
     FMA Small Company  Portfolio
          Institutional Class Shares            -2.10%                 15.18%                 15.83%                 7/31/91
     -----------------------------------------------------------------------------------------------------------------------------
          Institutional   Service  Class
          Shares                                -2.49%                   N/A                   6.55%                 8/1/97

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)6-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the]portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance. In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.

TAXES


     In order for the portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

     The portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year the portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, the portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolio intends to qualify as a "regulated investment company" each year.

     Dividends and interest received by the portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce the portfolio's dividends but are included in the taxable income reported on your tax statement if the portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                           Investment         Investment
                                          Advisory Fees      Advisory Fees     Administrator    Sub-Administrator      Brokerage
                                              Paid              Waived          Fee (UAMFSI)       Fee (CGFSC)        Commissions
     ------------------------------------------------------------------------------------------------------------------------------
     FMA Small Company Portfolio
          1998                              $965,234           $110,445           $62,840           $144,755           $355,571
     ------------------------------------------------------------------------------------------------------------------------------
          1997                              $142,036           $ 89,172           $ 1,233           $ 80,327           $ 90,657
     ------------------------------------------------------------------------------------------------------------------------------
          1996                              $ 59,775           $107,546           $ 4,869            75,889            $ 84,043

                                                       Distribution and Service Plan Expenses Paid During Fiscal Year Ended October
     ------------------------------------------------------------------------------------------------------------------------------
     FMA Small Company Portfolio
          Institutional Service Class                                             $13,949

FINANCIAL STATEMENTS

     The financial statements for the portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolio's 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------
PREFERRED STOCK RATINGS

     aaa An issue which is rated "aaa"is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

     aa An issue which is rated "aa"is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a"is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa"and
                     "aa"classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa"is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba"is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b"generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

     caa An issue which is rated "caa"is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca"is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged."Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .    High rates of return on funds employed.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad leading market positions in well-established industries.

               . margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------
PREFERRED STOCK RATINGS

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

     C         A preferred stock rated C is a nonpaying issue.

     D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or    To provide more detailed indications of preferred stock
     minus (-)      quality, ratings from AA to CCC may be modified by the
                    addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     Nature of and provisions of the obligation;

     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors'rights.

     AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated CC is currently highly vulnerable to nonpayment.

     C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-)The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors'believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------
LONG-TERM DEBT AND PREFERRED STOCK

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BBB-


     BB+/BB/BB-      Below investment grade but deemed likely to meet
                     obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

     DP              Preferred stock with dividend arrearages.

SHORT-TERM DEBT

     HIGH GRADE

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------
International Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. `AAA'ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA'ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A'ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     B Good credit quality. `BBB'ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade

     BB Speculative. `BB'ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B'ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC'rating indicates that default of some kind appears probable. `C'ratings signal imminent default.

     DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD'designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD'indicates expected recovery of 50% - 90% of such outstandings, and `D'the lowest recovery potential, i.e. below 50%.

     International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+"to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D                Default. Denotes actual or imminent payment default.


     Notes

     "+"or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA'long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR'indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7 - and 30-day yields.

     IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     Standard & Poors' 500 Stock Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


     Note:With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                              The ICM Portfolios
                             ICM Equity Portfolio
                          ICM Fixed Income Portfolio
                          ICM Small Company Portfolio

                          Institutional Class Shares



                      Statement of Additional Information
                               February 16, 1999



  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The ICM Fixed Income Portfolio Institutional Class Shares dated February 16, 1999 and the Prospectus of the ICM Small Company Portfolio & ICM Equity Portfolio Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for the appropriate ICM Portfolio by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS
DEFINITIONS..................................................................................................................    1
THE FUND.....................................................................................................................    1
DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS................................................................    1
  Equity Securities (ICM Equity and Small Company Portfolios)................................................................    1
  Debt Securities  (ICM Fixed Income Portoflio)..............................................................................    2
  Derivatives................................................................................................................    7
  Foreign Securities.........................................................................................................   11
  Investment Companies.......................................................................................................   14
  Repurchase Agreements......................................................................................................   15
  Restricted Securities......................................................................................................   15
  Securities Lending.........................................................................................................   15
  Short-Term Investments.....................................................................................................   15
  When-Issued, Forward Commitment and Delayed Delivery Transactions..........................................................   17
INVESTMENT POLICIES..........................................................................................................   17
  Fundamental Investment Policies............................................................................................   17
  Non-Fundamental Policies...................................................................................................   19
MANAGEMENT OF THE FUND.......................................................................................................   20
CODE OF ETHICS...............................................................................................................   22
PRINCIPAL HOLDERS OF SECURITIES..............................................................................................   22
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................................................   23
  Investment Adviser.........................................................................................................   23
  Distributor................................................................................................................   25
  Administrative Services....................................................................................................   25
  Custodian..................................................................................................................   27
  Independent Public Accountant..............................................................................................   27
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................................................   27
  Selection of Brokers.......................................................................................................   27
  Simultaneous Transactions..................................................................................................   27
  Brokerage Commissions......................................................................................................   28
CAPITAL STOCK AND OTHER SECURITIES...........................................................................................   28
  Description Of Shares And Voting Rights....................................................................................   28
  Dividends and Capital Gains Distributions..................................................................................   29
PURCHASE REDEMPTION AND PRICING OF SHARES....................................................................................   29
  Purchase of Shares.........................................................................................................   29
  Redemption of Shares.......................................................................................................   30
  Exchange Privilege.........................................................................................................   31
  Transfer Of Shares.........................................................................................................   31
  Valuation of Shares........................................................................................................   32
PERFORMANCE CALCULATIONS.....................................................................................................   32
  Total Return...............................................................................................................   32
  Yield......................................................................................................................   33
  Comparisons................................................................................................................   34
TAXES........................................................................................................................   34
EXPENSES.....................................................................................................................   35
FINANCIAL STATEMENTS.........................................................................................................   35
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS...........................................................................   A-1
APPENDIX B - COMPARISONS.....................................................................................................   B-1

Definitions

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means Investment Counselors of Maryland, Inc., the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to the ICM Portfolios as a group, while "portfolio" refers to a single ICM portfolio.

  The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

  "1940 Act" means the Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the respective prospectuses of The ICM Portfolios.

THE FUND

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

  The Fund is an open-end, management investment company under the 1940 Act.
  The ICM Portfolios are a diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolios may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolios invest a significant portion of their respective assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Icm Fixed Income Portfolio is Currently Closed to New Investors.

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES   (ICM EQUITY AND SMALL COMPANY PORTFOLIOS)
--------------------------------------------------------------------------------
  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Stock Market Risk

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Rights and Warrants

  A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

Convertible Securities (All Portfolios)

  A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.

DEBT SECURITIES  (ICM FIXED INCOME PORTOFLIO)
--------------------------------------------------------------------------------
  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

Credit Rating

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings





U.S. Government Securities

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES", below.

Corporate Bonds

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which a portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues

  Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and FHLMC because they are not guaranteed by a government agency.

  MORTGAGE DOLLAR ROLLS

  The Portfolio may sell a mortgage-backed security and simultaneously agree to buy back from the counter-party the same or a substantially identical security at a specified time and price. This type of transaction is called a mortgage dollar roll. For giving up the right to receive interest and principal payments while the other party holds the security., the counter-party generally pays the Portfolio, or alternatively, the portfolio generally agrees to buy the security back for a lower price. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of the securities.

  Risk of Investing in Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates (so that the price of the security will generally decline when interest rates rise).

  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Dollar rolls involve potential risks of loss that are different from those related to the securities underlying the transaction. For example, if the counter-party becomes insolvent, the Portfolio may not be able to buy the security back from the counter-party. The Portfolio could lose money if the value of the securities it sold increases above their repurchase price. Since the counter-party may deliver similar, but not identical, securities to the Portfolio, the securities that the Portfolio are required to repurchase may be worth less than the securities it sold.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolio of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.

  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Other Asset-Backed Securities

  A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Futures
  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of a portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of a portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that a portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, a portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, a portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, a portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a portfolio of securities that corresponds to the index.

  .  A portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a portfolio.

  Combined Positions

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Additional Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a portfolio to greater risks.

  Correlation of Prices

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect yen-denominated security from a decline in the yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a portfolio's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where a portfolio originally entered into the transaction. If there is no secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of a portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

  . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

  . Investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------
Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  Foreign Currency Risk

  The securities of foreign companies are frequently denominated in foreign currencies. A portfolio's net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a
  portfolio.   A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa.  In addition:

  . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

  . Complex political and economic factors applicable to the issuing country may affect the value of U.S. dollars and foreign currencies.

  . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

  Forward Foreign Currency Exchange Contracts  (ICM Fixed Income Portfolio)

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts

  . do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

 .  do not require an initial margin deposit.

 . may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies (ICM Fixed Income Portfolio)

  A "settlement hedge" or "transaction hedge" is designed to protect a portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which a portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  Legal System and Regulation Risks

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.
  Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets such as:

  . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income a portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The portfolios may invest up to 10% of their total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of the investing portfolio's total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
  Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio'' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  A portfolio can terminate the loan at any time; and

  . A portfolio receives reasonable interest on the loan (which may include a portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent a portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term investments described below:

Bank Obligations

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

  Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. Government Securities

  A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

Corporate Bonds

  A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although a portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.


--------------------------------------------------------------------------------

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of a portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means the portfolio cannot change them without shareholder approval.

ICM Equity Portfolio
  The portfolios will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities);

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  . borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost;

  . invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets are required as deposit to secure obligations under futures contracts;

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio has adopted a temporary defensive position;

  . invest more than an aggregate of 10% of the net assets, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  . issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions;

  . make loans except by purchasing debt securities in accordance with its investment objectives and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act or the rules and regulations or interpretations of the SEC;

  . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; and

  .  underwrite the securities of other issuers.

ICM Fixed Income Portfolio
  The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities);

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities;

  . issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures, or repurchase transactions.

ICM Small Company Portfolio
  The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities);

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event in excess of 10% of the portfolio's gross assets valued at the lower of market or cost;

  . invest for the purpose of exercising control over management of any company;

  . invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets are required as deposit to secure obligations under futures contracts;

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio has adopted a temporary defensive position;

  . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

  . invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  . issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions;

  . make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act or the rules and regulations or interpretations of the SEC;

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value; and

  .  purchase additional securities when borrowings exceed 5% of total assets;

  .  purchase on margin or sell short, except as provided herein;

  . purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities;

  . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  .  Underwrite the securities of other issuers;

  . write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies of the portfolio.

ICM Equity Portfolio

  The portfolio will not:

  . invest for the purpose of exercising control over management of any company; and

  . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  .  purchase additional securities when borrowings exceed 5% of total assets;

  .  purchase on margin or sell short, except as permitted herein.

ICM Fixed Income Portfolio
  The portfolio will not:

  . borrow, except (i) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess 10% of the Portfolio's gross assets valued at the lower of market or cost, or (ii) by engaging in investments or transactions described in the Portfolio's prospectus or statement of additional information which may be deemed to be borrowings;

  . invest for the purpose of exercising control over management of any company;

  . invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of a portfolio's assets are required as deposit to secure obligations under futures contracts;

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities when the portfolio adopts a temporary defensive position;

  . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

  . invest more than an aggregate of 10% of the net assets of a portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  . invest more than 10% of the portfolio's assets in fixed income securities rated Baa/BBB by both Moody's and by S&P or which, if unrated, are in the adviser's opinion of comparable quality or better), preferred stocks and convertible securities (in the case of convertible securities, the conversion privilege may be exercised, but the common stock received will be sold.

  . invest more than 20% of the portfolio's assets in American Depositary Receipts.

  . make loans except by purchasing debt securities in accordance with its investment objectives and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the Investment Company Act of 1940, as amended, or the rules and regulations or interpretations of the SEC;

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

  .  purchase additional securities when borrowings exceed 5% of total assets;

  .  purchase on margin or sell short, except as permitted herein;

  . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  .  underwrite the securities of other issuers.

ICM Small Company Portfolio

  The portfolio will not:

  . invest more than 20% of the portfolio's assets in American Depositary Receipts.

Management of the Fund

  The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds.

  Those people with an asterisk beside their name are "interested persons" of the Fun as that term is defined by the 1940 Act.

                                                                                                                     Total
                                                                                               Aggregate          Compensation
                         Position                                                          Compensation from        From UAM
                           UAM                                                              Registrant as of    Funds Complex as of
   Name, Address, DOB   Funds, Inc.   Principal Occupations During the Past 5 years         October 31, 1998     October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.    Director      President of Squam Investment Management Company,           $29,465             $37,000
College Road -- RFD 3                 Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                    President of Bennett Management Company from 1988
1/26/29                               to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn           Director      Financial Officer of World Wildlife Fund; Formerly,         $29,465             $37,000
10 Garden Street                      Vice President for Finance and Administration and
Cambridge, MA 02138                   Treasurer of Radcliffe College from 1991 to 1999.
8/14/51
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk      Director      Executive Vice President and Chief Administrative           $29,465             $37,000
100 King Street West                  Officer of Philip Services Corp.; Formerly, a
P.O. Box 2440, LCD-1,                 Partner in the Philadelphia office of the law
Hamilton  Ontario,                    firm Dechert Price & Rhoads; Director, Hofler Corp.
Canada L8N-4J6
4/21/42
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English       Director      President and Chief Executive Officer of Broventure         $29,465             $37,000
16 West Madison Street                Company, Inc.; Chairman of the Board of Chektec
Baltimore, MD 21201                   Corporation and Cyber Scientific, Inc
8/5/48

                                                                                                                     Total
                                                                                                Aggregate         Compensation
                          Position                                                           Compensation from      From UAM
                            UAM                                                              Registrant as of   Funds Complex as of
   Name, Address, DOB    Funds, Inc.    Principal Occupations During the Past 5 years        October 31, 1998     October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*        Director,      Chairman, Chief Executive Officer and a Director            0                    0
One International Place  President and  of United Asset Management Corporation; Director,
Boston, MA 02110         Chairman       Partner or Trustee  of each of the Investment
3/21/35                                 Companies of the Eaton Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*   Director       President and Chief Investment Officer of Dewey Square      0                    0
One Financial Center                    Investors Corporation since 1988; Director and Chief
Boston, MA 02111                        Executive Officer of H.T. Investors, Inc., formerly a
7/1/43                                  subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*         Senior Vice    Senior Vice President for UAM Investment Services,          0                    0
211 Congress Street      President      Inc. and UAM Trust Company since January 1996;
Boston, Ma 02110                        Principal of UAM Fund Distributors, Inc. since
2/24/53                                 December 12, 1995; formerly a Director and Chief
                                        Operating Officer of CS First Bank Investment
                                        Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------
William H. Park          Vice           Executive Vice President and Chief Financial Officer        0                    0
One International Place  President      of United Asset Management Corporation.
Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French           Treasurer      President of UAMFSI and UAMFDI, formerly Vice President     0                    0
211 Congress Street                     of Operations, Development and Control of Fidelity
Boston, MA 02110                        Investments in 1995; Treasurer of the Fidelity Group
7/4/51                                  of Mutual Funds from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Michael E. DeFao         Secretary      Vice President and General Counsel of UAMFSI and UAMFDI;    0                    0
211 Congress Street                     Associate Attorney of Ropes & Gray (a law firm) from 1993
Boston, MA 02110                        to 1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty       Assistant      Vice President of UAMFSI; formerly Manager of Fund           0                   0
211 Congress Street      Treasurer      Administration and Compliance of CGFSC from 1995 to
Boston, MA 02110                        Deloitte & Touche LLP from 1985 to 1995, Senior Manager.
9/18/63
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Leary         Assistant      Vice President of Chase Global Funds Services Company        0                   0
73 Tremont Street        Treasurer      since 1993.  Manager of Audit at Ernst & Young from
Boston, MA  02108                       1988 to 1993.
11/23/65
------------------------------------------------------------------------------------------------------------------------------------
Michelle Azrialy         Assistant      Assistant Treasurer of Chase Global Funds Services           0                   0
73 Tremont Street        Secretary      Company since 1996.  Senior Public Accountant with
Boston, MA 02108                        Price Waterhouse LLP from 1991 to 1994.
4/12/69
------------------------------------------------------------------------------------------------------------------------------------




Code of Ethics

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

Principal Holders of Securities

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

  As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                        Percentage of
     Name and Address of Shareholder                    Shares Owned              Portfolio                      Class
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Maryland                         25.17%               ICM Equity Portfolio        Institutional Class
FBO Finney Trimble                                                                                             Shares
Assoc Profit Sharing Plan
P.O. Box 1596
Baltimore,  MD  21203-1596
------------------------------------------------------------------------------------------------------------------------------------
Garrison Forest School                                  14.99%               ICM Equity Portfolio        Institutional Class
C/O Investment Counselors of Maryland                                                                          Shares
803 Cathedral Street
Baltimore,  MD  21201-5237
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Maryland                         11.27%               ICM Equity Portfolio        Institutional Class
FBO ICM/USM PS & 401K Plan                                                                                     Shares
P.O. Box 1596
Baltimore,  MD  21203-1596
------------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc                                 10.49%               ICM Equity Portfolio        Institutional Class
 Reinvest Account                                                                                              Shares
101 Montgomery Street
 San Francisco,  CA  94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Balsa & Co                                              8.24%                ICM Equity Portfolio        Institutional Class
Reinvest                                                                                                       Shares
c/o Chase Manhattan Bank
P.O. Box 1768
New York,  NY  10163-1768
------------------------------------------------------------------------------------------------------------------------------------
Anne Arundel Med Ctr TTEE                               5.05%                ICM Equity Portfolio        Institutional Class
FBO AAMC Empl Thrift Pl                                                                                        Shares
c/o FASCORP Recordkeeper
Franklin & Cathedral Streets
8515 E. Orchard Road
Englewood,  CO  80111-5002
------------------------------------------------------------------------------------------------------------------------------------
Friends School of Baltimore Inc Tr                     12.77%                ICM Fixed Income            Institutional Class
FBO Mercantile-Safe Deposit & Tr Co                                            Portfolio                       Shares
2 Hopkins Plz
Baltimore,  MD  21201-2930
------------------------------------------------------------------------------------------------------------------------------------
MSTA Pension                                              10%                ICM Fixed Income            Institutional Class
c/o ICM of Maryland                                                             Portfolio                      Shares
Baltimore,  MD  21203-1596
------------------------------------------------------------------------------------------------------------------------------------
Garrison Forest School                                  8.37%                ICM Fixed Income            Institutional Class
Investment Coiunselors of Maryland                                              Portfolio                      Shares
803 Cathedral Street
Baltimore,  MD  21201-5237
------------------------------------------------------------------------------------------------------------------------------------
Anne Arundel Med Ctr TTEE                               8.26%                ICM Fixed Income            Institutional Class
FBO AAMC Empl Thrift Pl                                                         Portfolio                     Shares
c/o FASCORP Recordkeeper
Franklin & Cathedral Streets
8515 E. Orchard Road
Englewood,  CO  80111-5002
------------------------------------------------------------------------------------------------------------------------------------
FMB Trust Co Cust                                       7.59%                ICM Fixed Income            Institutional Class
FBO Childrens Home Endowment Inc                                                Portfolio                     Shares
P.O. Box 1596
Baltimore,  MD  21203-1596
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Maryland                         7.33%                ICM Fixed Income            Institutional Class
FBO Finney Trimble                                                              Portfolio                     Shares
Assoc Profit Sharing Plan
P.O. Box 1596
Baltimore,  MD  21203-1596
------------------------------------------------------------------------------------------------------------------------------------
North Carolina Trust Company                            9.64%                ICM Small Company           Institutional Class
P.O. Box 1108                                                                   Portfolio                     Shares
Greensboro,  NC  27402-1108
------------------------------------------------------------------------------------------------------------------------------------

Washington Suburban Sanitary Commission            7.81%                 ICM Small Company             Institutional Class
14501 Sweitzer Lane                                                          Portfolio                      Shares
Laurel,  MD  20707-5902
------------------------------------------------------------------------------------------------------------------------------------
Major League Baseball Players Benefit Plan         6.90%                 ICM Small Company             Institutional Class
c/o Investment Counselors of Maryland                                        Portfolio                      Shares
803 Cathedral Street
Baltimore,  MD  21201-5237
------------------------------------------------------------------------------------------------------------------------------------

  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) a portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of a portfolio on any matter requiring the approval of shareholders of a portfolio.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Control of Adviser

  The adviser is located at 803 Cathedral Street, Baltimore, MD 21201. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolio of the UAM Funds complex.


Investment Advisory Agreement

  Service Performed by Adviser

  Pursuant to each Investment Advisory Agreement (Advisory Agreement) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

  .  Manage the investment and reinvestment of the assets of a portfolio.

  . Continuously review, supervise and administer the investment program of a portfolio.

  . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets a portfolio will hold uninvested.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

  Continuing an Advisory Agreement

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of a portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of a portfolio' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

  Investment Advisory Fee

  For its services, the adviser receives an advisory fee calculated by applying the annual percentage rate listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                           Annual Percentage Rate
 -------------------------------------------------------------------------------
  ICM Equity Portfolio                            0.625%
 -------------------------------------------------------------------------------
  ICM Small Company Portfolio                     0.700%
 -------------------------------------------------------------------------------
  ICM Fixed Income Portfolio                      0.500%
 -------------------------------------------------------------------------------


  Expense Limitation

  The adviser may voluntarily agree to limit the expenses of a portfolio. The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceeds such lower expense limitation as the adviser may, by notice to a portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.


Philosophy and Style

  The adviser manages to ICM Fixed Income Portfolio using a conservative debt investment strategy. It is designed to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The investment process is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The adviser considers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value between sectors and within security groups. Relative value generally exists when a security or sector offers the prospect of superior rewards for a given amount of risk.

  The adviser manages ICM Small Company Portfolio and ICM Equity Portfolio using an investment strategy and approach that can best be characterized as bottom up and value oriented. In selecting stocks for purchase, the adviser looks for companies which have strong financial and operating characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to the adviser is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share. In addition to analyzing company financial statements and talking to management, the adviser's research includes analysis of suppliers and competitors as well as consulting with outside research sources.


Representative Institutional Clients

  As of the date of this SAI, the adviser's representative institutional clients included Georgia Gulf Corp., State of Maryland, Johns Hopkins Hospital, State of Kentucky, Bell Atlantic, NYNEX, TRW Corp., The Rouse Company and Wisconsin Power & Light. In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

Sub-Administrator

  UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

Sub-Transfer Agent and Sub-Shareholder Servicing Agent

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of the UAM, serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.


Administrative Fees

  In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

  A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                   Annual Rate
  -----------------------------------------------------------------
  ICM Equity Portfolio                                0.06%
  -----------------------------------------------------------------
  ICM Small Company Portfolio                         0.04%
  -----------------------------------------------------------------
  ICM Fixed Income Portfolio                          0.04%

  B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

  C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

Shareholder Servicing Arrangements

  UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including a portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Capital Stock and Other Securities

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------

  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolio) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of a portfolio or any class thereof are entitled to receive the net assets belonging to a portfolio, or in the case of a class, belonging to a portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of a portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of a portfolio or any class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
  The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

  Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of a portfolio, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  A portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. A portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Purchase Redemption And Pricing Of Shares

PURCHASE OF SHARES
--------------------------------------------------------------------------------
  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time a portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Purchases of shares of a portfolio will be made in full and fractional shares of a portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

In-kind Purchases

  If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by a portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of a portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a portfolio unless:

  . At the time of exchange, such securities are eligible to be included in a portfolio (current market quotations must be readily available for such securities).

  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by a portfolio under the Securities Act of 1933, or otherwise.

  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by a portfolio will not exceed 5% of the net assets of a portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by a portfolio.

By Mail
  Requests to redeem shares must include:

  .  Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

Other Redemption Information

  Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Fund may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

  .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
  The exchange privilege is only available with respect to a portfolio if a portfolio is qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
  Shareholders may transfer shares of a portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
  The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PERFORMANCE CALCULATIONS

  A portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P      =   a hypothetical initial payment of $1,000

     T      =   average annual total return

     n      =   number of years

     ERV    =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the Institutional Class Shares of the Portfolios as of October 31, 1998, are as follows:

            One Year Ended   Five Years Ended   Since Inception   Inception Date

-----------------------------------------------------------------------------------------------------------------------
ICM Equity Portfolio
    Institutional Class Shares                     -4.14%             16.15%            15.72%         10/1/93
-----------------------------------------------------------------------------------------------------------------------
ICM Small Company Portfolio
    Institutional Class Shares                     -5.05%             14.14%            16.33%         4/19/89
-----------------------------------------------------------------------------------------------------------------------
ICM Fixed Income Portfolio
    Institutional Class Shares                      9.74%              6.58%             7.21%         11/3/92
-----------------------------------------------------------------------------------------------------------------------

YIELD
--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield = 2[((a-b)/(cd)+1)6-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------
  The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in a portfolio' s SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.

TAXES

  In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

  Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

  Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                Investment           Investment                                   Sub-
                              Advisory Fees         Advisory  Fees       Administrator        Administrator          Brokerage
                                 Paid                  Waived            Fee  (UAMFSI)         Fee (CGFSC)         Commissions
------------------------------------------------------------------------------------------------------------------------------
ICM Equity Portfolio
  1998                             $  213,882            $ 81,199           $110,843              $ 79,582          $ 89,632
------------------------------------------------------------------------------------------------------------------------------
  1997                             $   60,807            $ 88,365           $ 89,499              $ 74,736          $ 61,390
------------------------------------------------------------------------------------------------------------------------------
  1996                             $   44,350            $ 44,350           $ 76,615              $ 74,696          $ 12,102
------------------------------------------------------------------------------------------------------------------------------
ICM Small Company Portfolio
  1998                             $4,163,155                 -0-           $801,694              $544,957          $547,879
  1997                             $2,852,097                               $555,980              $393,014          $264,115
------------------------------------------------------------------------------------------------------------------------------
  1996                             $2,068,648                               $384,267              $316,060          $318,247

ICM Fixed Income Portfolio
  1998                                     -0-           $168,174           $103,947              $ 87,659          $  9,838
------------------------------------------------------------------------------------------------------------------------------
  1997                                     -0-           $144,659           $ 96,007              $ 84,435               -0-
------------------------------------------------------------------------------------------------------------------------------
  1996                                     -0-           $101,707           $ 89,268              $ 84,340               -0-
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

  The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of the SAI.

APPENDIX A: DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------
Preferred Stock Ratings

        aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

        aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

        a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels. baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

        ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

        b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

        caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

        ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

        c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba         Bonds which are rated Ba are judged to have speculative elements;
             their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             .  High rates of return on funds employed.

             . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             .  Broad leading market positions in well-established industries.

             . margins in earnings coverage of fixed financial charges and high internal cash generation.

             . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Preferred Stock Ratings

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B,     Preferred stock rated BB, B, and CCC are regarded, on balance, as
  CCC        predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C          A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

   Plus (+) or  To provide more detailed indications of preferred stock quality,
   minus (-)    ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB         An obligation rated BBB exhibits adequate protection parameters.
               However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

   CC An obligation rated CC is currently highly vulnerable to nonpayment.

   C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An Obligation rated D is in payment default. The D rating category is used when payment on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Short-Term Issue Credit Ratings

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment.

  BBB-         Considerable variability in risk during economic cycles.

  BB+/BB/BB-   Below investment grade but deemed likely to meet obligations when
  B-           due. Present or prospective financial protection factors
               fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

  DP           Preferred stock with dividend arrearages.


Short-Term Debt

  High Grade
  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade
  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


  Non-Investment Grade

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default
  D-5 Issuer failed to meet scheduled principal and/or interest payments.


FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

  Investment Grade


  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.


  International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default.  Denotes actual or imminent payment default.


  Notes
  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

Appendix B - Comparisons


  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Index an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Aggregate Bond Index an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

  Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.
  All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman High Yield Bond Index -- an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Intermediate Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

  Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

  Lipper Balanced Fund Index -- an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  Lipper Equity Income Fund Index -- an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

  Lipper Equity Mid Cap Fund Index -- an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

  Lipper Equity Small Cap Fund Index -- an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

  Lipper Growth Fund Index -- an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

  New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell 1000 Index -- an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

  Russell 2000 Growth Index -- contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

  Russell 2000 Value Index -- contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

  Russell 2500 Growth Index -- contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

  Russell 2500 Index -- an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

  Russell 2500 Value Index -- contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

  Russell 3000 Index -- composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

  Salomon Smith Barney Global excluding U.S. Equity Index -- an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index -- an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index -- a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Standard & Poors' 600 Small Cap Index -- an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

  Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  Standard & Poors' 500 Stock Index -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  Standard & Poors' Barra Value Index -- is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

  Standard & Poors' Utilities Stock Price Index -- a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  U.S. Three-Month Treasury Bill Average -- the average return for all treasury bills for the previous three month period.

  Value Line -- composed of over 1,600 stocks in the Value Line Investment
  Survey.

  Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)



                              THE MCKEE PORTFOLIOS
                        MCKEE U.S. GOVERNMENT PORTFOLIO
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                        MCKEE SMALL CAP EQUITY PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 16, 1999


  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The McKee Portfolios Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for The McKee Portfolios by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

DEFINITIONS......................................................................      1
THE FUND.........................................................................      1
DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS........................      1
 Equity Securities (All Portfolios Except The McKee U.S. Government Portfolio)...      1
 Debt Securities (All Portfolios Except McKee International Equity Portfolio)....      2
 Derivatives.....................................................................      6
 Foreign Securities (All Portfolios Except McKee U.S. Government Portfolio)......     11
 Investment Companies............................................................     14
 Repurchase Agreements...........................................................     14
 Restricted Securities...........................................................     14
 Securities Lending........................................ ERROR! BOOKMARK NOT DEFINED.
 Short-Term Investments..........................................................     15
 When-Issued, Forward Commitment and Delayed Delivery Transactions...............     16
INVESTMENT POLICIES..............................................................     17
 Fundamental Investment Policies.................................................     17
 Non-Fundamental Policies........................................................     17
MANAGEMENT OF THE FUND...........................................................     18
CODE OF ETHICS...................................................................     20
PRINCIPAL HOLDERS OF SECURITIES..................................................     20
INVESTMENT ADVISORY AND OTHER SERVICES...........................................     21
 Investment adviser..............................................................     21
 Distributor.....................................................................     23
 Administrative Services.........................................................     23
 Custodian.......................................................................     25
 Independent Public Accountant...................................................     25
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................     25
 Selection of Brokers............................................................     25
 Simultaneous Transactions.......................................................     25
 Brokerage Commissions...........................................................     26
CAPITAL STOCK AND OTHER SECURITIES...............................................     26
 Description Of Shares And Voting Rights.........................................     26
 Dividends and Capital Gains Distributions.......................................     27
PURCHASE REDEMPTION AND PRICING OF SHARES........................................     27
 Purchase of Shares..............................................................     27
 Redemption of Shares............................................................     28
 Exchange Privilege..............................................................     29
 Transfer Of Shares..............................................................     29
 Valuation of Shares.............................................................     30
PERFORMANCE CALCULATIONS.........................................................     30
 Total Return....................................................................     30
 Yield...........................................................................     31
 Comparisons.....................................................................     31
TAXES............................................................................     32
EXPENSES.........................................................................     32
FINANCIAL STATEMENTS.............................................................     32
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS...............................    A-1
APPENDIX B - COMPARISONS.........................................................    B-1

DEFINITIONS

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means C. S. McKee & Co., Inc., the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to The McKee Portfolios as a group, while "portfolio" refers to a single McKee Portfolio.

  The terms "board" and "governing board" refers to the Fund's Board of Directors as a group, while "board member refers to a single member of the board.

  "1940 Act" means Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The McKee Portfolios.

THE FUND

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

  The Fund is an open-end, management investment company under the 1940 Act.
  The McKee Small Cap Equity Portfolio is a diversified series of the Fund.
  This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. McKee U.S. Government, Domestic Equity and International Equity Portfolios are registered as a non-diversified investment company under the 1940 Act. Therefore, only their investment restrictions and the Internal Revenue Code limit the amount that the portfolio may invest in any single issuer. See "INVESTMENT POLICIES" below.


DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS


EQUITY SECURITIES  (ALL PORTFOLIOS EXCEPT THE MCKEE U.S. GOVERNMENT
PORTFOLIO)
------------------------------------------------------------------------------

  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

STOCK MARKET RISK

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

  The portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

CONVERTIBLE SECURITIES

  A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.


DEBT SECURITIES (ALL PORTFOLIOS EXCEPT MCKEE INTERNATIONAL EQUITY
PORTFOLIO)
----------------------------------------------------------------------------

  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings




U.S. GOVERNMENT SECURITIES

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS", below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES (MCKEE U. S. GOVERNMENT PORTFOLIO)

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risk of Investing in Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.


  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) (MCKEE U. S. GOVERNMENT PORTFOLIO)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OTHER ASSET-BACKED SECURITIES (MCKEE U. S. GOVERNMENT PORTFOLIO)

  A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

STRIPPED MORTGAGE-BACKED SECURITIES (MCKEE U. S. GOVERNMENT PORTFOLIO)

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

ZERO COUPON BONDS (MCKEE U. S. GOVERNMENT PORTFOLIO)

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and

  Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.
  The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     . Cash or other liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

     . In the case of an index, a portfolio of securities that corresponds to the index.

     A portfolio can cover a put option by, at the time of selling the option:

     .    Entering into a short position in the underlying security.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

     Combined Positions

     A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

     Correlation of Prices

     A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where the portfolio originally entered into the transaction. If there is no secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

     . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     . Investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES (ALL PORTFOLIOS EXCEPT MCKEE U.S. GOVERNMENT PORTFOLIO)

RISKS OF FOREIGN SECURITIES

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

     Foreign Currency Risk

     The securities of foreign companies are frequently denominated in foreign currencies. A portfolios' net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a portfolio. A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa. In addition:

     . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

     . Complex political and economic factors applicable to the issuing country may affect the value U.S. dollars and foreign currencies.

     . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     The Euro
     The single currency for the European Economic and Monetary Union (EMU), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999, and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process including, trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro, include

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .    How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?

     Forward Foreign Currency Exchange Contracts (McKee International Equity Portfolio)

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies (McKee International Equity Portfolio)

     A "settlement hedge" or "transaction hedge" is designed to protect a portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Stock Exchange and Market Risk (All Portfolios Except McKee U.S. Government Portfolio)

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Legal System and Regulation Risks

     Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets such as:

     . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

     . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The portfolios may invest up to 10% of their total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

     The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
     In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
     Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

     . The borrower provides collateral at least equal to the market value of the securities loaned.

     . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

     . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

     .    The portfolio can terminate the loan at any time; and

     . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

     These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.

BANK OBLIGATIONS

     A portfolio will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

     Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

     A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

CORPORATE BONDS

     A portfolio may buy corporate bonds and notes that are considered investment-grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

     Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means a portfolio cannot change them without the approval by vote of a majority of the outstanding voting securities of the portfolio, as defined in the 1940 Act. Each of the above portfolios will not:

     . With respect to 50% of its assets (75% for the McKee Small Cap Equity Portfolio), invest more than 5% of its total assets as the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

     . With respect to 50% of its assets (75% for the McKee Small Cap Equity Portfolio), purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow money, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     .    Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Invest more than an aggregate of 15% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

     .    Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interest in real estate.

     .    Underwrite the securities of other issuers.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
     In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval).

     The portfolios will not:

  . Invest in stock or bond futures and/or options on futures unless not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total assets.

MCKEE DOMESTIC EQUITY PORTFOLIO

  The portfolio will not:

  . Invest more than 10% of the portfolio's assets in American Depositary Receipts.

MCKEE U.S. GOVERNMENT PORTFOLIO

  The portfolio will not:

  . Invest in asset-backed securities rated lower than the top two rating categories by Moody's and S&P at the time of their purchase.

  . Invest in corporate bonds rated lower than Baa by Moody's or BBB by S&P at the time of purchase; however, the adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the adviser's judgment, the retention if the securities is warranted.

MCKEE SMALL CAP EQUITY PORTFOLIO

  The portfolio will not:

  . Invest more than 10% of the portfolio's assets in American Depositary Receipts.

MANAGEMENT OF THE FUND

  The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining CGFSC pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act.

                                                                                                                      Total
                                                                                                                   Compensation
                                                                                        Aggregate Compensation       From UAM
                        Position UAM                                                    from Registrant as of    Funds Complex as of

  Name, Address, DOB     Funds, Inc.   Principal Occupations During the Past 5 years      October 31, 1998        October 31, 1998

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                              Aggregate Compensation
                               Position UAM                                                                    from Registrant as of
       Name, Address, DOB      Funds, Inc.              Principal Occupations During the Past 5 years             October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.              Director          President of Squam Investment Management Company, Inc. and          $29,465
College Road -- RFD 3                               Great Island Investment Company, Inc.; President of Bennett
Meredith, NH 03253                                  Management Company from 1988 to 1993.
1/26/29
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                     Director          Financial Officer of World Wildlife Fund since 1999. Formerly,      $29,465
10 Garden Street                                    Vice President for Finance and Administration and Treasurer
Cambridge, MA 02138                                 of Radcliffe College from 1991 to 1999.
8/14/51
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk                Director          Executive Vice President and Chief Administrative Officer of        $29,465
100 King Street West                                Philip Services Corp.; Formerly, a Partner in the Philadelphia
P.O. Box 2440, LCD-1,                               office of the law firm Dechert Price & Rhoads; and Director,
Hamilton  Ontario,                                  Hofler Corp.
Canada L8N-4J6
4/21/42
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English                 Director          President and Chief Executive Officer of Broventure Company,        $29,465
16 West Madison Street                              Inc.; Chairman of the Board of Chektec Corporation and Cyber
Baltimore, MD 21201                                 Scientific, Inc
8/5/48
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*                 Director,         Chairman, Chief Executive Officer and a Director of United             0
One International Place           President and     Asset Management Corporation; Director, Partner or Trustee
Boston, MA 02110                  Chairman          of each of the Investment Companies of the Eaton Vance Group
3/21/35                                             of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*            Director          President and Chief Investment Officer of Dewey Square                 0
One Financial Center                                Investors Corporation since 1988; Director and Chief
Boston, MA 02111                                    Executive Officer of H.T. Investors, Inc., formerly a
7/1/43                                              subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*                  Director          Senior Vice President of UAM Investment Services, Inc. and             0
211 Congress Street                                 UAM Trust Company since January 1996; Principal of UAM Fund
Boston, Ma 02110                                    Distributors, Inc. since December 12,1995; formerly a
2/24/53                                             Director and Chief Operating Officer of CS First Boston
                                                    Investment Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------
William H. Park                   Vice President    Executive Vice President and Chief Financial Officer of                0
One International Place                             United Asset Management Corporation.
Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French                    Treasurer         President of UAMFSI and UAMFDI, formerly Vice President of             0
211 Congress Street                                 Operations, Development and Control of Fidelity Investments
Boston, MA 02110                                    in 1995; Treasurer of the Fidelity Group of Mutual Funds
7/4/51                                              from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Michael E. DeFao                  Secretary         Vice President and General Counsel of UAMFSI and UAMFDI;               0
211 Congress Street                                 Associate Attorney of Ropes & Gray (a law firm) from 1993 to
Boston, MA 02110                                    1995.
2/28/68

                                            Total
                                         Compensation
                                           From UAM
                                     Funds Complex as of
                                       October 31, 1998
------------------------------------------------------------
John T. Bennett, Jr.                       $37,000
College Road -- RFD 3
Meredith, NH 03253
------------------------------------------------------------
Nancy J. Dunn                              $37,000
10 Garden Street
Cambridge, MA 02138
------------------------------------------------------------
William A. Humenuk                         $37,000
100 King Street West
P.O. Box 2440, LCD-1,
Hamilton  Ontario,
Canada L8N-4J6
------------------------------------------------------------
Philip D. English                          $37,000
16 West Madison Street
Baltimore, MD 21201
------------------------------------------------------------
Norton H. Reamer*                             0
One International Place
Boston, MA 02110
------------------------------------------------------------
Peter M. Whitman, Jr.*                        0
One Financial Center
Boston, MA 02111
------------------------------------------------------------
James P. Pappas*                              0
211 Congress Street
Boston, Ma 02110
------------------------------------------------------------
William H. Park                               0
One International Place
Boston, MA 02110
------------------------------------------------------------
Gary L. French                                0
211 Congress Street
Boston, MA 02110
------------------------------------------------------------
Michael E. DeFao                              0
211 Congress Street
Boston, MA 02110

                                                                                                              Aggregate Compensation
                               Position UAM                                                                   from Registrant as of
  Name, Address, DOB            Funds, Inc.           Principal Occupations During the Past 5 years             October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty                Assistant         Vice President of UAMFSI; formerly Manager of Fund                   0
211 Congress Street               Treasurer         Administration and Compliance of CGFSC from 1995 to 1996;
Boston, MA 02110                                    Deloitte & Touche LLP from 1985 to 1995, Senior Manager.
9/18/63
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Leary                  Assistant         Vice President of Chase Global Funds Services Company since          0
73 Tremont Street                 Treasurer         1993.  Manager of Audit at Ernst & Young from 1988 to 1993.
Boston, MA  02108
11/23/65
------------------------------------------------------------------------------------------------------------------------------------
Michelle Azrialy                  Assistant         Assistant Treasurer of Chase Global Funds Services Company           0
73 Tremont Street                 Secretary         since 1996.  Senior Public Accountant with Price Waterhouse
Boston, MA 02108                                    LLP from 1991 to 1994.
4/12/69

                                Total
                             Compensation
                               From UAM
                          Funds Complex as of
  Name, Address, DOB       October 31, 1998
---------------------------------------------------
Robert R. Flaherty                  0
211 Congress Street
Boston, MA 02110
9/18/63
---------------------------------------------------
Michael J. Leary                    0
73 Tremont Street
Boston, MA  02108
11/23/65
---------------------------------------------------
Michelle Azrialy                    0
73 Tremont Street
Boston, MA 02108
4/12/69




CODE OF ETHICS

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

  As of february 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                 Percentage of
    Name and Address of Shareholder              Shares Owned             Portfolio                         Class
--------------------------------------------------------------------------------------------------------------------------------
Wesbanco Bank Sheeling                                18.65%          McKee Domestic Equity         Institutional Class Shares
Agnt City of Wheeling Municipal Employees                                   Portfolio
Retirement & Benefit Fund
1 Bank Plaza
Wheeling, WV  26003
--------------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co                                    9.38%          McKee Domestic Equity         Institutional Class Shares
FBO Iron Workers Local 549                                                  Portfolio
PO Box 8971
Wilmington, DE  19899
--------------------------------------------------------------------------------------------------------------------------------
DIVREV Co                                              8.53%          McKee Domestic Equity         Institutional Class Shares
PO Box 3985                                                                 Portfolio
Charleston,  WV  25339
One Valley Bank NA Cust.                               7.12%          McKee Domestic Equity         Institutional Class Shares
FBO Morgantown Utility                                                      Portfolio
Mail Street 1510
PO Box 1793
Charleston,  WV  25326

Strafe & Co                                                     5.33%         McKee Domestic Equity     Institutional Class Shares
Ironworkers Med.                                                                    Portfolio
PO Box 160
Westervivlle OH  43086
Saxon & Co.                                                    17.82%          McKee International      Institutional Class Shares
FBO Westmoreland County Employees                                                Equity Portfolio
PO Box 7780
Philadelphia, PA  19182
MAC & Co.                                                      12.63%          McKee International      Institutional Class Shares
PO Box 3198                                                                      Equity Portfolio
Pittsburgh, PA  15230
Fulvest & Co.                                                   9.51%          McKee International      Institutional Class Shares
FBO Lancaster County Era                                                         Equity Portfolio
PO Box 3215
Lancaster,  PA  17604
FMA Trust Co Cust.                                              8.99%          McKee International      Institutional Class Shares
FBO County of Dauphin Retirement Plan Security                                   Equity Portfolio
Procesing 109-911
PO Box 1596
Baltimore,  MD  21203
Saxon & Co.                                                     6.92%          McKee International      Institutional Class Shares
FBO Cumberland County Cty Ret Cust.                                              Equity Portfolio
PO Box 7780-1888
Philadelphia, PA  19182
Saxon & Co.                                                     5.55%          McKee International      Institutional Class Shares
FBO Butler City Ret.                                                             Equity Portfolio
PO Box 7780-1888
Philadelphia, PA  19182
MAC & Co                                                       14.66%         McKee Small Cap Equity    Institutional Class Shares
PO Box 3198                                                                         Portfolio
Pittsburgh,  PA  15230
Light & Co.                                                    13.42%         McKee Small Cap Equity    Institutional Class Shares
c/o FMB Trust Co NA                                                                 Portfolio
Security Processing 109-911
PO Box 1596
Baltimore,  MD  21203
MAC & Co                                                       10.86%         McKee Small Cap Equity    Institutional Class Shares
PO Box 3198                                                                         Portfolio
Pittsburgh,  PA  15230
Saxon & Co                                                      7.64%         McKee Small Cap Equity    Institutional Class Shares
FBO Cumberland Cty Emp Ret Cust                                                     Portfolio
PO Box 7780-1888
Philadelphia, PA  19182
First Union National Bank TR                                    6.82%         McKee Small Cap Equity    Institutional Class Shares
FBO Lackawanna City Employees                                                       Portfolio
1525 W WT Harris Blvd CMG NC 1151
Charlotte  NC  28288
Strafe & Co                                                     5.67%         McKee Small Cap Equity    Institutional Class Shares
FBO Iron Workers                                                                    Portfolio
PO Box 160
Westerville,  OH  43086
Wilmington Trust Co                                            27.24%         McKee U.S. Government     Insitutional Class Shares
FBO Iron Workers Local 549                                                          Portfolio
PO Box 8971
Wilmington, DE  19899
National City of PA Cust.                                       6.74%         McKee U.S. Government     Insitutional Class Shares
Kingsley Association                                                                Portfolio
PO Box 94984
Cleveland, OH  44101
Ernst & Co                                                      6.60%         McKee U.S. Government     Insitutional Class Shares
One Battery park Plaza                                                              Portfolio
New York, NY  10004

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

  The adviser is located at One Gateway Center, Pittsburgh, PA 15222. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

  Service Performed by Adviser

  Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

  .  Manage the investment and reinvestment of the assets of the portfolios.

  . Continuously review, supervise and administer the investment program of the portfolios.

  . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

  Continuing an Advisory Agreement

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

  Investment Advisory Fee

  For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                            Annual Percentage Rate
   -------------------------------------------------------------------
   McKee U.S. Government  Portfolio                0.45%
   -------------------------------------------------------------------
   McKee Domestic Equity Portfolio                 0.65%
   -------------------------------------------------------------------
   McKee International Equity Portfolio            0.70%
   -------------------------------------------------------------------
   McKee Small Cap Equity Portfolio                1.00%

  Expense Limitation

  The adviser may voluntarily agree to limit the expenses of the portfolios.
  The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

  The adviser's philosophical approach to all asset classes is to be opportunistic while controlling risk. This approach is to be opportunistic while controlling risk. This approach captures opportunity, when available, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. The adviser's approach is to look for companies which are statistically inexpensive yet have improving fundamentals. A number of statistical measures are used to rank the initial pool of over 2,000 stocks. The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS

  As of the date of this SAI, the adviser's representative institutional clients included Highmark Blue Cross/Blue Shield, City of Pittsburgh, The Dickinson School of Law of Pennsylvania State University, City of Winston-Salem, North Carolina and the American Lung Association of Western Pennsylvania.

  In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------
ADMINISTRATOR

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and states Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

  UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

  In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

  A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                               Annual Rate
     -----------------------------------------------------------------------
     McKee U. S. Government Portfolio                             0.04%
     -----------------------------------------------------------------------
     McKee Domestic Equity Portfolio                              0.04%
     -----------------------------------------------------------------------
     McKee International Equity Portfolio                         0.06%
     -----------------------------------------------------------------------
     McKee Small Cap Equity Portfolio                             0.04%


     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.


     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

SHAREHOLDER SERVICING ARRANGEMENTS

     UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

     The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


CAPITAL STOCK AND OTHER SECURITIES

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.


PURCHASE REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

IN-KIND PURCHASES


     If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a portfolio unless:

  . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).


  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

                    VRequests to redeem shares must include:

  .  Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


  However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES


  To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Fund may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.


  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

  .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
  The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PERFORMANCE CALCULATIONS

  The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

     Where:
     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return
     n    =    number of years
     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the Institutional Class Shares of the Portfolios as of October 31, 1998, are as follows:

                                                   One Year   Since Inception   Inception Date
  --------------------------------------------------------------------------------------------
  McKee U. S. Government Portfolio                  7.35%           7.85%            3/2/95
  McKee Domestic Equity Portfolio                   3.36%          18.41%            3/2/95
  McKee International Equity Portfolio              1.18%           6.78%           5/26/94
  McKee Small Cap Equity Portfolio                   N/A          -15.36%          11/04/97

YIELD
--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see APPENDIX B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.

TAXES

  In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

  Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

  Dividends and interest received by each portfolio (except The McKee U.S. government Portfolio) may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                          Investment       Investment                              Sub-
                                           Advisory        Advisory          Administrator      Administrator      Brokerage
                                           Fees Paid       Fees Waived       Fee (UAMFSI)       Fee (CGFSC)       Commissions
------------------------------------------------------------------------------------------------------------------------------
McKee International Equity Portfolio
  1998                                      $857,075             -0-            $198,575          $120,940           $211,763
  1997                                      $738,184             -0-            $178,372          $115,116           $199,969
  1996                                      $618,081             -0-            $ 86,466          $ 56,555           $  46342
McKee U.S. Government Portfolio
  1998                                      $188,898             -0-            $102,948          $ 83,328           $ 12,459
  1997                                      $180,278             -0-            $ 99,215          $ 83,206                -0-
  1996                                      $ 48,813         $18,140            $ 44,650          $ 40,022                -0-
McKee Domestic Equity Portfolio
  1998                                      $418,475             -0-            $112,236          $ 83,629           $174,853
  1997                                      $589,228             -0-            $127,984          $ 91,727           $172,158
  1996                                      $222,792         $15,445            $ 50,173          $ 38,491           $ 73,898
McKee Small Cap Equity Portfolio
  1998                                      $675,734             -0-            $ 93,068          $ 63,571           $188,977

FINANCIAL STATEMENTS


  The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c           This is the lowest rated class of preferred or preference stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

  Aaa         Bonds which are rated Aaa are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba          Bonds which are rated Ba are judged to have speculative elements;
              their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              .  High rates of return on funds employed.

              . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              .  Broad leading market positions in well-established industries.

              . margins in earnings coverage of fixed financial charges and high internal cash generation.

              . Well-established access to a range of financial markets and assured sources of alternate liquidity.


  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC  Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C           A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or  To provide more detailed indications of preferred stock quality,
  minus (-)    ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB          An obligation rated BBB exhibits adequate protection parameters.
               However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment.

  BBB-            Considerable variability in risk during economic cycles.

  BB+/BB/BB-      Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

  DP              Preferred stock with dividend arrearages.

SHORT-TERM DEBT

  HIGH GRADE

  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  GOOD GRADE

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  SATISFACTORY GRADE

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  NON-INVESTMENT GRADE

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  DEFAULT

  D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

INTERNATIONAL LONG-TERM CREDIT RATINGS

  INVESTMENT GRADE

  AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

  BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

  INTERNATIONAL SHORT-TERM CREDIT RATINGS

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                 Default.  Denotes actual or imminent payment default.


  NOTES

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

  'NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

  Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.
  All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

  Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

  New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

  Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

  Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

  Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

  Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

  Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

  Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

  Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

  Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

  Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line -- composed of over 1,600 stocks in the Value Line Investment
  Survey.

  Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM FUNDS
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                              THE NWQ PORTFOLIOS
                            NWQ BALANCED PORTFOLIO
                         NWQ SPECIAL EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 16, 1999



  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The NWQ Portfolios Institutional Class Shares dated February 16, 1999 and the Prospectus of The NWQ Portfolios Institutional Service Class Shares dated February 16, 1999.
  You may obtain a Prospectus for The NWQ Portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents

DEFINITIONS.........................................................    1
THE FUND............................................................    1
DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.......    1
 Equity Securities..................................................    1
 Debt Securities....................................................    2
 Derivatives (NWQ Special Equity Portfolio).........................    6
 Foreign Securities.................................................   10
 Investment Companies...............................................   13
 Repurchase Agreements..............................................   14
 Restricted Securities..............................................   14
 Securities Lending.................................................   14
 Short-Term Investments.............................................   15
 When-Issued, Forward Commitment and Delayed Delivery Transactions..   16
INVESTMENT POLICIES.................................................   16
 Fundamental Investment Policies....................................   16
 Non-Fundamental Policies...........................................   18
MANAGEMENT OF THE FUND..............................................   18
CODE OF ETHICS......................................................   20
PRINCIPAL HOLDERS OF SECURITIES.....................................   20
INVESTMENT ADVISORY AND OTHER SERVICES..............................   21
 Investment Adviser.................................................   21
 Distributor........................................................   23
 Administrative Services............................................   23
 Custodian..........................................................   25
 Independent Public Accountant......................................   25
 Service And Distribution Plans.....................................   25
BROKERAGE ALLOCATION AND OTHER PRACTICES............................   27
 Selection of Brokers...............................................   27
 Simultaneous Transactions..........................................   27
 Brokerage Commissions..............................................   28
CAPITAL STOCK AND OTHER SECURITIES..................................   28
 Description Of Shares And Voting Rights............................   28
 Dividends and Capital Gains Distributions..........................   29
PURCHASE REDEMPTION AND PRICING OF SHARES...........................   29
 Purchase of Shares.................................................   29
 Redemption of Shares...............................................   30
 Exchange Privilege.................................................   31
 Transfer Of Shares.................................................   31
 Valuation of Shares................................................   32
PERFORMANCE CALCULATIONS............................................   32
 Total Return.......................................................   32
 Yield..............................................................   33
 Comparisons........................................................   34
TAXES...............................................................   34
EXPENSES............................................................   35
FINANCIAL STATEMENTS................................................   35
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS..................  A-1
APPENDIX B - COMPARISONS............................................  B-1

DEFINITIONS

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means NWQ Investment Management Company, the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to The NWQ Portfolios as a group, while "portfolio" refers to a single NWQ Portfolio.

  The terms "board" and "governing board" refers to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.


  "1940 Act" means the Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectuses of The NWQ Portfolios.

THE FUND


  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.


  The Fund is an open-end, management investment company under the 1940 Act. The NWQ Portfolios are diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES
--------------------------------------------------------------------------------

  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

STOCK MARKET RISK

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

  A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

CONVERTIBLE SECURITIES

  A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.


DEBT SECURITIES
--------------------------------------------------------------------------------

  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings







U.S. GOVERNMENT SECURITIES

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)


  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  RISK OF INVESTING IN MORTGAGE-BACKED SECURITIES

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.


  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OTHER ASSET-BACKED SECURITIES

  A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

STRIPPED MORTGAGE-BACKED SECURITIES

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

DERIVATIVES (NWQ SPECIAL EQUITY PORTFOLIO)
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  PURCHASING PUT AND CALL OPTIONS

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.
  The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio buys the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  SELLING (WRITING) PUT AND CALL OPTIONS

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.


  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.


  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a portfolio of securities that corresponds to the index.

A portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.


  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.


  .  Maintaining the entire exercise price in liquid securities.

  OPTIONS ON SECURITIES INDICES

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  OPTIONS ON FUTURES

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  COMBINED POSITIONS

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  CORRELATION OF PRICES

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  LACK OF LIQUIDITY

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the portfolio originally entered into the transaction.   If there is no
  secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

  . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

  . Investors may lose interest in a particular derivative or category of derivatives.

  MANAGEMENT RISK

  If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  MARGIN

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

RISKS OF FOREIGN SECURITIES

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  FOREIGN CURRENCY RISK

  The securities of foreign companies are frequently denominated in foreign currencies. A portfolios' net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a
  portfolio.   A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa.  In addition:

  . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

  . Complex political and economic factors applicable to the issuing country may affect the value U.S. dollars and foreign currencies.

  . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

  There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  THE EURO

  The single currency for the European Economic and Monetary Union (EMU), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999, and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process including, trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro, include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (NWQ SPECIAL EQUITY PORTFOLIO)

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  FOREIGN CURRENCY HEDGING STRATEGIES (NWQ SPECIAL EQUITY PORTFOLIO)

  A "settlement hedge" or "transaction hedge" is designed to protect a portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  STOCK EXCHANGE AND MARKET RISK

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  LEGAL SYSTEM AND REGULATION RISKS

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.
  Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets:

  . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The portfolios may to invest up to 10% of their total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of its total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  The portfolio can terminate the loan at any time; and

  . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.

BANK OBLIGATIONS

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

  TIME DEPOSITS

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  CERTIFICATES OF DEPOSIT

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  BANKER'S ACCEPTANCE

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

  Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

  A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

CORPORATE BONDS

  A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.



--------------------------------------------------------------------------------

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delivery-delayed or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940
  Act.

NWQ BALANCED PORTFOLIO

  The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . invest for the purpose of exercising control over management of any company.

  .  invest in physical commodities or contracts on physical commodities.

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

  . issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

  . make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

  .  purchase on margin or sell short.

  . purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  underwrite the securities of other issuers.

  . write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

NWQ SPECIAL EQUITY PORTFOLIO

  The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  . invest for the purpose of exercising control over management of any company.

  .  invest in physical commodities or contracts on physical commodities.

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

  . issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

  . make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the Investment Company Act of 1940, as amended, and the rules and regulations or interpretations of the SEC.

  .  purchase on margin or sell short.

  . purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  underwrite the securities of other issuers.

 .    write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies.

NWQ Balanced Portfolio

  The portfolio will not:

 .    invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

 .    invest more than 10% of the portfolio's assets in securities rated less than BBB by S&P or Baa by Moody's (junk bonds).

 .    invest more than 20% of the portfolio's assets in American Depositary
     Receipts.

 .    pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

 .    purchase additional securities when borrowings exceed 5% of total assets.

NWQ Special Equity Portfolio

  The portfolio will not:

 .    invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

 .    invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

 .    invest more than 15% of the portfolio's assets in securities rated less than BBB by S&P or Baa by Moody's (junk bonds).

 .    invest more than 35% of the portfolio's assets in foreign securities or
     American Depositary Receipts.

 .    pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

 .    purchase additional securities when borrowings exceed 5% of total assets.

MANAGEMENT OF THE FUND

  The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds.

  complex Those people with an asterisk besides their name are "interested persons" of the Fund as that term is defined in the 1940 Act.

                                                                                                                       Total
                                                                                               Aggregate            Compensation
                                                                                            Compensation from          From UAM
                        Position UAM                                                        Registrant as of     Funds Complex as of

 Name, Address, DOB      Funds, Inc.     Principal Occupations During the Past 5 years       October 31, 1998     October 31, 1998

====================================================================================================================================

John T. Bennett, Jr.    Director         President of Squam Investment Management Company,  $29,465                     $37,000
College Road -- RFD 3                    Inc. and   Great Island Investment Company, Inc.;
Meredith, NH 03253                       President of Bennett  Management Company from
1/26/29                                  1988 to 1993.
------------------------------------------------------------------------------------------------------------------------------------

Nancy J. Dunn           Director         Financial Officer of World Wildlife Fund Since 1999. Formerly,                 $37,000
10 Garden Street                         Vice President for Finance and Administration and  $29,465
Cambridge, MA 02138                      Treasurer of Radcliffe College from 1991 to 1999.
8/14/51
------------------------------------------------------------------------------------------------------------------------------------

William A. Humenuk      Director         Executive Vice President and Chief Administrative  $29,465                     $37,000
100 King Street West                     Officer of Services Corp. Formerly, a  Partner in the
P.O. Box 2440, LCD-1,                    Philadelphia office of the law firm Dechert Price & Rhoads;
Hamilton  Ontario,                       Director, Hofler Corp.
Canada L8N-4J6
4/21/42
------------------------------------------------------------------------------------------------------------------------------------

Philip D. English       Director         President and Chief Executive Officer of Broven-   $29,465                     $37,000
16 West Madison Street                   ture Company, Inc.; Chairman of the Board of
Baltimore, MD 21201                      Chektec Corporation and Cyber  Scientific, Inc
8/5/48
------------------------------------------------------------------------------------------------------------------------------------

Norton H. Reamer*       Director,        Chairman, Chief Executive Officer and a Director         0                           0
One International       President and    of United Asset Management Corporation; Director,
Place Boston, MA 02110  Chairman         Partner or Trustee  of each of the Investment
3/21/35                                  Companies of the Eaton Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------

Peter M. Whitman, Jr.*  Director          President and Chief Investment Officer of Dewey Square  0                           0
One Financial Center                      Investors Corporation since 1988; Director and Chief
Boston, MA 02111                          Executive Officer of H.T. Investors, Inc., formerly a
7/1/43                                    subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------

James P. Pappas*        Director          Senior Vice President of UAM Investment Services, Inc.  0                           0
211 Congress Street                       and UAM Trust Company since January 1996; Principal of
Boston, Ma 02110                          UAM Fund  Distributors, Inc. since December 12, 1995;
2/24/53                                   formerly a Director and Chief Operating Officer of CS
                                          First Boston Investment Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------

William H. Park         Vice President    Executive Vice President and Chief Financial Officer    0                           0
One International                         of United Asset Management Corporation.
Place Boston, MA
02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------

Gary L. French          Treasurer         President of UAMFSI and UAMFDI, formerly Vice           0                           0
211 Congress Street                       President of Operations, Development and Control
Boston, MA 02110                          of Fidelity Investments  in 1995; Treasurer of the
7/4/51                                    Fidelity Group of Mutual Funds from 1991 to 1995.

                                                                                                                       Total
                                                                                               Aggregate            Compensation
                                                                                            Compensation from          From UAM
                        Position UAM                                                        Registrant as of     Funds Complex as of

 Name, Address, DOB      Funds, Inc.     Principal Occupations During the Past 5 years       October 31, 1998     October 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

Michael E. DeFao        Secretary        Vice President and General Counsel of UAMFSI              0                     0
211 Congress Street                      and UAMFDI;  Associate Attorney of Ropes & Gray
Boston, MA 02110                         (a law firm) from 1993 to  1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------

Robert R. Flaherty      Assistant        Vice President of UAMFSI; formerly Manager of             0                     0
211 Congress Street     Treasurer        Fund Administration and Compliance of CGFSC from
Boston, MA 02110                         1995 to 1996; Deloitte & Touche LLP from 1985 to
9/18/63                                  1995, Senior Manager.
------------------------------------------------------------------------------------------------------------------------------------

Michael J. Leary        Assistant        Vice President of Chase Global Funds Services             0                     0
73 Tremont Street       Treasurer        Company since 1993.  Manager of Audit at Ernst
Boston, MA  02108                        & Young from 1988 to 1993.
11/23/65
------------------------------------------------------------------------------------------------------------------------------------

Michelle Azrialy        Assistant        Assistant Treasurer of Chase Global Funds                 0                     0
73 Tremont Street       Secretary        Services Company  since 1996.  Senior Public
Boston, MA 02108                         Accountant with Price Waterhouse LLP from 1991
4/12/69                                  to 1994.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

  As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                           Percentage of
           Name and Address of Shareholder                  Shares Owned           Portfolio                  Class
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co Tr                                      37.52%                 NWQ Balanced           Institiutional Class
FBO Princess Hotels                                                                 Portfolio                  Shares
P.O. Box 8971
Wilmington,  DE  19899-8971
------------------------------------------------------------------------------------------------------------------------------------

William Park, Joseph R. Ramrath Tr                          18.77%                 NWQ Balanced           Institutional Class
FBO California Central Trust Bank                                                    Portfolio                 Shares
P.O. Box 5024
Costa Mesa,  CA  92628-5024
------------------------------------------------------------------------------------------------------------------------------------

Chase Manhattan Bank NA Cust                                13.53%                 NWQ Balanced           Institutional Class
IRA R/O Donald Glenn Woodward                                                        Portfolio                 Shares
1319 Upland Hills Dr N
Upland,  CA  91784-9168

------------------------------------------------------------------------------------------------------------------------------------

South Trust Bank NA Trste                                    6.67%                 NQW Balanced           Institutional Class
FBO Ellen Gregg Ingallsw Eye Rsch                                                   Portfolio                  Shares
Inst For Employee Pension Plan
P.O. Box 830804
Birmingham,  AL  35283-0804
------------------------------------------------------------------------------------------------------------------------------------

International Wolf Center                                    5.96%                 NQW Balanced           Institutional Class
5930 Brooklyn Blvd Ste 204                                                          Portfolio                  Shares
Minneapolis,  MN  55429-2518
------------------------------------------------------------------------------------------------------------------------------------

Chase Manhattan Bank NA Cust                                 5.36%                 NWQ Balanced           Institutional Class
IRA A/C Mary-Gene Slaven                                                            Portfolio                  Shares
2607 Palm Ave
Manhattan Beach,  CA  90266-2347
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co Tr                                      51.01%                 NWQ Balanced           Institutional Service
FBO Davies Medical Pension Plan                                                     Portfolio                Class Shares
1100 North Market Street
Wilmington,  DE  19801-1243
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co Tr                                      17.17%                 NWQ Balanced           Institutional Service
FBO North Texas Carpenters                                                          Portfolio                Class Shares
P.O. Box 8971
Wilmington,  DE  19890-0001
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co Tr                                      16.62%                 NWQ Balanced           Institutional Service
FBO Allied Waste 401K Plan                                                          Portfolio                Class Shares
1100 N Market Street
Wilmington,  DE  19890-0001
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co                                         13.32%                 NQW Balanced           Institutional Service
FBO Mustang Employees 401K PSP                                                      Portfolio                Class Shares
P.O. Box 8971
Wilmington,  DE  19899-8971
------------------------------------------------------------------------------------------------------------------------------------

Engineers Joint Pension Fund                                65.03%                 NWQ Special Equity     Institutional Class Shares

4325 Salina Street                                                                  Portfolio
Syracuse,  NY  13205-2064
------------------------------------------------------------------------------------------------------------------------------------

Bricklayers 45 Pension Fund                                 13.88%                 NQW Special Equity     Institutional Class Shares

R. Lechner Plan Administrator                                                       Portfolio
1807 Elmwood Avenue
Buffalo,  NY  14207-2434
------------------------------------------------------------------------------------------------------------------------------------

Carpenters Local 700 Def Ben Ret Fu                          6.20%                 NWQ Special Equity     Institutional Class Shares

G. David Weaver, James N. Niver, James                                              Portfolio
Dineen & Keith E. Shroyer TTEES 21 Main Street
Addison,  NY  14801-1209
------------------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co Inc                                      5.15%                 NWQ Special Equity     Institutional Class Shares

Reinvest Account                                                                    Portfolio
101 Montgomery St
San Francisco,  CA  94104-4122
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co                                         52.27%                 NWQ Special Equity     Institutional Service
FBO Mustang Employees 401K PSP                                                      Portfolio                 Class Shares
P.O. Box 8971
Wilmington,  DE  19899-8971
------------------------------------------------------------------------------------------------------------------------------------

Linn Family Partnership                                     19.95%                 NWQ Special Equity        Institutional Service
609 Edgewood Drive                                                                  Portfolio                  Class Shares
Montgomery,  TX  77356-8430
------------------------------------------------------------------------------------------------------------------------------------

CIBC Oppenheimer Corp                                       13.43%                 NWQ Special Equity        Institutional Service
FBO 0333-83066-16                                                                   Portfolio                  Class Shares
P.O. Box 3484
Church Street Station
New York,  NY  10008-3484
------------------------------------------------------------------------------------------------------------------------------------

  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

  The adviser is located at 2049 Century Park East, 4/th/ Floor, Los Angeles, CA 90067. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

  Service Performed by Adviser
  Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

  .  Manage the investment and reinvestment of the assets of the portfolios.

  . Continuously review, supervise and administer the investment program of the portfolios.

  . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

  Continuing an Advisory Agreement

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

INVESTMENT ADVISORY FEE

For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.


                                      Annual Percentage Rate
  ===================================================================
  NWQ Balanced Portfolio                          0.70%
  -------------------------------------------------------------------
  NWQ Special Equity Portfolio                    0.85%
  -------------------------------------------------------------------

  Expense Limitation

  The adviser may voluntarily agree to limit the expenses of the portfolios.
  The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

  The adviser strives to achieve enhanced risk-adjusted returns or what is commonly referred to as northwest quadrant performance. The adviser utilizes a top-down, theme-driven approach to value and believes the most important investment decision is determining the major, long-term, macro-economic trends that drive market prices. From this macro-economic standpoint, the adviser develops a dominant theme that focuses on those market sectors that they believe will be the primary beneficiaries of underlying economic/monetary/social trends. Within these sectors that possess a fundamental "tailwind," the adviser seeks to identify statistically undervalued companies by applying traditional value screens. The adviser's fundamental research focuses on companies that possess below-average price-to-book and price-to-earnings ratios and above-average dividend yields. The adviser's investment objective is to achieve consistently enhanced returns on an absolute and risk-adjusted basis throughout a variety of economic environments.

  Regarding the NWQ Special Equity Portfolio, the adviser seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. The stock selection process is opportunistic and is driven by a strong bottom-up fundamental research, focusing on both qualitative and quantitative measures.

REPRESENTATIVE INSTITUTIONAL CLIENTS

  As of the date of this SAI, the adviser's representative institutional clients included the Archdiocese of Milwaukee, Arizona State University Foundation, Coldwell Banker, United States Air Force Association and the Washington, D.C. Metro Transit Authority.

  In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------
     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

ADMINISTRATOR

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and states Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

  UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

  In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

  A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                                Annual Rate
  ==============================================================================
  NWQ Balanced Portfolio                                         0.06%
  NWQ Special Equity Portfolio                                   0.04%
  ------------------------------------------------------------------------------

     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------
     The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for their Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

SHAREHOLDER SERVICING PLAN

     The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

     . Acting as the sole shareholder of record and nominee for beneficial owners.

     . Maintaining account records for such beneficial owners of the Fund's shares.

     .   Opening and closing accounts.

     . Answering questions and handling correspondence from shareholders about their accounts.

     .   Processing shareholder orders to purchase, redeem and exchange shares.

     . Handling the transmission of funds representing the purchase price or redemption proceeds.

     . Issuing confirmations for transactions in the Fund's shares by shareholders.

     . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

     . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

     . Providing account maintenance and accounting support for all transactions.

     . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

RULE 12B-1 DISTRIBUTION PLAN

    The Distribution Plan permits a portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

     .  Advertising the availability of services and products.

     . Designing materials to send to customers and developing methods of making such materials accessible to customers.

     .  Providing information about the product needs of customers.

     . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

     . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

     .  Displaying and making available sales literature and prospectuses.

     . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

     In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

FEES PAID UNDER THE SERVICE AND DISTRIBUTION PLANS

     The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.40% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

APPROVING, AMENDING AND TERMINATING THE FUND'S DISTRIBUTION ARRANGEMENTS

  Shareholders of each portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

  Miscellaneous
  So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

ADDITIONAL NON-12B-1 SHAREHOLDER SERVICING ARRANGEMENTS

  In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may compensate its affiliated companies for referring investors to the portfolios.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------
  The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


CAPITAL STOCK AND OTHER SECURITIES


DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.


PURCHASE REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

IN-KIND PURCHASES

     If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of a portfolio unless:

     . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

     . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

     . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

     Requests to redeem shares must include:

     .    Share certificates, if issued.

     . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

     .    Any required signature guarantees (see "SIGNATURE GUARANTEES").

     . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     The following tasks cannot be accomplished by telephone:

     . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

     .    Redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES

     To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     The Fund may suspend redemption privileges or postpone the date of payment:

     . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

     . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

     .    For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


PERFORMANCE CALCULATIONS


     The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     These figures are calculated according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total rates of return of the Institutional and Service Classes of the Portfolios as of October 31, 1998, are as follows:

                                            One Year Ended   Since Inception   Inception Date
NWQ Balanced Portfolio
  Institutional Class Shares                    2.58%            12.74%               8/2/94
  Institutional Service Class Shares            2.10%            11.62%              1/22/96
NWQ Special Equity Portfolio
  Institutional Class Shares                     N/A              0.10%              11/4/97
  Institutional Service Class Shares             N/A              0.61%             11/07/97

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.


TAXES

     In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

     Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

     Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes may reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.


EXPENSES

                             Investment Advisory  Investment Advisory  Administrator Fee  Sub-Administrator Fee   Brokerage
                                  Fees Paid            Fees Waived          (UAMFSI)             (CGFSC)         Commissions
NWQ Balanced Portfolio
  1998                              $356,343              $ 38,121           $37,586           $99,973              $23,039
  1997                              $226,063              $103,517           $28,244           $98,488              $29,327
  1996                                  -0-               $ 80,598           $ 4,842           $90,115              $19,189
NWQ Special Equity Portfolio
  1998                                  -0-               $ 72,915           $ 6,063           $56,235              $37,253
  1997*                             $ 18,699                  -0-               -0-               -0-                  -0-

*During the period from November 4, 1997 (initial offering) to October 31, 1997.

                                             Distribution and Service Plan Expenses Paid During Fiscal Year Ended October 31, 1998
NWQ Balanced Portfolio                                                            $ 168,780
NWQ Special Equity Portfolio                                                      $  10,016


FINANCIAL STATEMENTS

     The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.
     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.
     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
     c         This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba        Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               High rates of return on funds employed.

               Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               Broad leading market positions in well-established industries.

               margins in earnings coverage of fixed financial charges and high internal cash generation.

               Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
      Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS


  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC      Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C               A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or     To provide more detailed indications of preferred stock
  minus (-)       quality, ratings from AA to CCC may be modified by the
                  addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment.

  BBB-            Considerable variability in risk during economic cycles.

  BB+/BB/BB-      Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

  DP              Preferred stock with dividend arrearages.

SHORT-TERM DEBT

  High Grade

  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS
--------------------------------------------------------------------------------

  Investment Grade

  AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

  International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic en vironment.

  D               Default.  Denotes actual or imminent payment default.

  Notes
  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

  'NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

  Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

  Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

  New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

  Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

  Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

  Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

  Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

  Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

  Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

  Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

  Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

  Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line -- composed of over 1,600 stocks in the Value Line Investment
  Survey.

  Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)



                        THE RICE, HALL, JAMES PORTFOLIOS
                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                              FEBRUARY 16, 1999



This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The Rice, Hall, James Portfolios' Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for the portfolios by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

UAM FUNDS...........................................................                             1
DEFINITIONS.........................................................                             1
THE FUND............................................................                             1
DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.......                             1
 Equity Securities..................................................                             1
 Debt Securities....................................................                             2
 Derivatives........................................................                             5
 Foreign Securities.................................................                             9
 Investment Companies...............................................                            12
 Repurchase Agreements..............................................                            13
 Restricted Securities..............................................                            13
 Securities Lending.................................................                            13
 Short-Term Investments.............................................                            13
 When-Issued, Forward Commitment and Delayed Delivery Transactions..  ERROR! BOOKMARK NOT DEFINED.
INVESTMENT POLICIES.................................................                            15
 Fundamental Investment Policies....................................                            15
 Non-Fundamental Policies...........................................                            16
MANAGEMENT OF THE FUND..............................................                            16
CODE OF ETHICS......................................................                            17
PRINCIPAL HOLDERS OF SECURITIES.....................................                            18
INVESTMENT ADVISORY AND OTHER SERVICES..............................                            18
 Investment Adviser.................................................                            18
 Distributor........................................................                            20
 Administrative Services............................................                            20
 Custodian..........................................................                            22
 Independent Public Accountant......................................                            22
BROKERAGE ALLOCATION AND OTHER PRACTICES............................                            22
 Selection of Brokers...............................................                            22
 Simultaneous Transactions..........................................                            22
 Brokerage Commissions..............................................                            23
CAPITAL STOCK AND OTHER SECURITIES..................................                            23
 Description Of Shares And Voting Rights............................                            23
 Dividends and Capital Gains Distributions..........................                            24
PURCHASE REDEMPTION AND PRICING OF SHARES...........................                            24
 Purchase of Shares.................................................                            24
 Redemption of Shares...............................................                            25
 Exchange Privilege.................................................                            26
 Transfer Of Shares.................................................                            26
 Valuation of Shares................................................                            27
PERFORMANCE CALCULATIONS............................................                            27
 Total Return.......................................................                            27
 Yield..............................................................                            28
 Comparisons........................................................                            28
TAXES...............................................................                            29
EXPENSES............................................................                            29
FINANCIAL STATEMENTS................................................                            29
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS..................                           A-1
APPENDIX B - COMPARISONS............................................                           B-1

DEFINITIONS

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means Rice, Hall, James & Associates, the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to The Rice, Hall, James Portfolios as a group, while "portfolio" refers to a single Rice, Hall, James Portfolio.

  The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

  "1940 Act" means the Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The Rice, Hall, James Portfolios.


THE FUND

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

  The Fund is an open-end, management investment company under the 1940 Act.
  The Rice, Hall, James Portfolios are a diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolios may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent a portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES
--------------------------------------------------------------------------------

  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

STOCK MARKET RISK

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

  A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

CONVERTIBLE SECURITIES

  A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings

U.S. GOVERNMENT SECURITIES

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)

  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of Federal Housing Administration ("FHA") insured or Veterans' Administration ("VA") guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FHLMC or FNMA, because they are not guaranteed by a government agency.

  RISK OF INVESTING IN MORTGAGE-BACKED SECURITIES

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  PURCHASING PUT AND CALL OPTIONS

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.
  The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  SELLING (WRITING) PUT AND CALL OPTIONS

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a portfolio of securities that corresponds to the index.

  A portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  .  Maintaining the entire exercise price in liquid securities.

  OPTIONS ON SECURITIES INDICES

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  OPTIONS ON FUTURES

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  COMBINED POSITIONS

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  CORRELATION OF PRICES

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  LACK OF LIQUIDITY

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the portfolio originally entered into the transaction.   If there is no
  secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

  . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

  . Investors may lose interest in a particular derivative or category of derivatives.

  MANAGEMENT RISK

  If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  MARGIN

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

RISKS OF FOREIGN SECURITIES

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  FOREIGN CURRENCY RISK

  The securities of foreign companies are frequently denominated in foreign currencies. A portfolio's net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a
  portfolio.   A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa.  In addition:

  . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

  . Complex political and economic factors applicable to the issuing country may affect the value of U.S. dollars and foreign currencies.

  . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.


  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

  There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  THE EURO

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.


  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?


  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  FOREIGN CURRENCY HEDGING STRATEGIES

  A "settlement hedge" or "transaction hedge" is designed to protect a portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  STOCK EXCHANGE AND MARKET RISK

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  LEGAL SYSTEM AND REGULATION RISKS

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.
  Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets such as:

  . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The portfolios may invest up to 10% of their total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.


  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio..

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  The portfolio can terminate the loan at any time; and

  . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.

BANK OBLIGATIONS

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

  TIME DEPOSITS

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  CERTIFICATES OF DEPOSIT

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  BANKER'S ACCEPTANCE

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

  Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See APPENDIX A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

  A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.


  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowings) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------


  The following investment limitations are fundamental, which means a portfolio cannot change them without the approval by vote of a majority of the outstanding voting securities of the portfolio, as defined in the 1940 Act. Each of the above portfolios will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the of the U.S. government or any if its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  .  Invest in physical commodities or contracts on physical commodities.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

  . Make loans except by purchasing debt securities in accordance with its investment objective and policies, entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

  . Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  Underwrite the securities of other issuers.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies of the portfolios. Each portfolio will not:

  . Invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; however, that in the case of an option that is in-the-money may be excluded in computing such 5% and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options.


  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.


  . Invest more than 15% of the portfolio's assets in foreign based companies.


  . Invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.


  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.


  . Purchase additional securities when borrowings exceed 5% of total assets.


  .  Purchase on margin or sell short, except as permitted herein.


MANAGEMENT OF THE FUND

  The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.


  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act.

                                                                                                                   Total
                                                                                          Aggregate              Compensation
                         Position                                                        Compensation from         From UAM
                            UAM                                                          Registrant as of      Funds Complex as
  Name, Address, DOB     Funds, Inc.   Principal Occupations During the Past 5 years     October 31, 1998     of October 31, 1998

----------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.     Director      President of Squam Investment Management Company,     $29,465               $37,000
College Road -- RFD 3                  Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                     President of Bennett Management Company from
1/26/29                                1988 to 1993.

                                                                                                                     TOTAL
                                                                                             AGGREGATE             COMPENSATION
                         POSITION                                                           COMPENSATION FROM        FROM UAM
                            UAM                                                             REGISTRANT AS OF     FUNDS COMPLEX AS
  NAME, ADDRESS, DOB     FUNDS, INC.   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS        OCTOBER 31, 1998    OF OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

Nancy J. Dunn             Director      Financial Officer, World Wildlife Fund; Formerly,          $29,465            $37,000
10 Garden Street                        Vice President for Finance and Administration and
Cambridge, MA 02138                     Treasurer of Radcliffe College from 1991 to 1999.
8/14/51

William A. Humenuk        Director      Executive Vice President and Chief Administrative         $29,465            $37,000
100 King Street West                    Officer of Philip Services Corp.;  Formerly,
P.O. Box 2440, LCD-1,                   a Partner in the Philadelphia office of the law
Hamilton  Ontario,                      firm Dechert Price & Rhoads; Director, Hofler Corp.
Canada L8N-4J6
4/21/42

Philip D. English         Director      President and Chief Executive Officer of Broventure       $29,465            $37,000
16 West Madison Street                  Company, Inc.; Chairman of the Board of Chektec
Baltimore, MD 21201                     Corporation and CyberScientific, Inc
8/5/48


Norton H. Reamer*          Director,    Chairman, Chief Executive Officer and a Director of             0                  0
One International Place    President    United Asset Management Corporation; Director,
Boston, MA 02110           and          Partner or Trustee of each of the Investment
3/21/35                    Chairman     Companies of the Eaton Vance Group of Mutual Funds.


Peter M. Whitman, Jr.*     Director     President and Chief Investment Officer of Dewey Square          0                  0
One Financial Center                    Investors Corporation since 1988; Director and Chief
Boston, MA 02111                        Executive Officer of H.T. Investors, Inc., formerly a
7/1/43                                  subsidiary of Dewey Square.


James P. Pappas*           Director     Senior Vice President of UAM Investment Services, Inc.          0                  0
211 Congress Street                     and UAM Trust Company since January 1996; Principal of
Boston, Ma 02110                        UAM Fund Distributors, Inc. since December 12, 1995;
2/24/53                                 formerly a Director and Chief Operating Officer of CS
                                        First Bank Investment Management from 1993-1995.

William H. Park            Vice         Executive Vice President and Chief Financial Officer of         0                  0
One International Place    President    United Asset Management Corporation.
Boston, MA 02110
9/19/47

Gary L. French             Treasurer    President of UAMFSI and UAMFDI, formerly Vice President         0                  0
211 Congress Street                     of Operations, Development and Control of Fidelity
Boston, MA 02110                        in 1995; Treasurer of the Fidelity Group of Mutual
7/4/51                                  Funds from 1991 to 1995.

Michael E. DeFao           Secretary    Vice President and General Counsel of UAMFSI and UAMFDI;        0                  0
211 Congress Street                     Associate Attorney of Ropes & Gray (a law firm) from
Boston, MA 02110                        1993 to 1995.
2/28/68

Robert R. Flaherty         Assistant    Vice President of UAMFSI; formerly Manager of Fund              0                  0
211 Congress Street        Treasurer    Administration and Compliance of CGFSC from 1995 to 1996;
Boston, MA 02110                        Deloitte & Touche LLP from 1985 to 1995, Senior Manager.
9/18/63

                                                                                                                        Total
                                                                                                    Aggregate        Compensation
                         Position                                                               Compensation from       From UAM
                           UAM                                                                  Registrant as of   Funds Complex as
      Name, Address, DOB Funds, Inc.  Principal Occupations During the Past 5 years             October 31, 1998  of October 31,1998
    --------------------------------------------------------------------------------------------------------------------------------

     Michael J. Leary   Assistant   Vice President of Chase Global Funds Services Company since         0                0
     73 Tremont Street  Treasurer   1993.  Manager of Audit at Ernst & Young from 1988 to 1993.
     Boston, MA  02108
     11/23/65

     Michelle Azrialy   Assistant   Assistant Treasurer of Chase Global Funds Services Company          0                0
     73 Tremont Street  Secretary   since 1996.  Senior Public Accountant with Price Waterhouse
     Boston, MA 02108               LLP from 1991 to 1994.
     4/12/69




CODE OF ETHICS

     The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES


     As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

     As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                              Percentage of
          Name and Address of Shareholder     Shares Owned           Portfolio                         Class
    ------------------------------------------------------------------------------------------------------------------------
    Charles Schwab & Co Inc                      36.34%        Rice Hall James Small           Institutional Class
    Reinvest Account                                               Cap Portfolio                     Shares
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Frank Russell Trust Co Tr                    34.82%           Rice Hall James              Institutional Class
    FBO ICL Choice & Ret Program 401K                              Small/Mid Cap                     Shares
    Defined Contribution Tr                                          Portfolio
    909 A Street
    Tacoma, WA 98402-5111

    Charles Schwab & Co Tr                        5.77%           Rice Hall James              Institutional Class
    FBO Reinvest Account                                           Small/Mid Cap                     Shares
    101 Montgomery Street                                            Portfolio
    San Francisco, CA 94104-4122

    California Lutheran University                5.15%           Rice Hall James              Institutional Class
    60 W. Olsen Road #1200                                         Small/Mid Cap                     Shares
    Thousand Oaks, CA 91360-2700                                     Portfolio
    ------------------------------------------------------------------------------------------------------------------------


     Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

     The adviser is located at 600 West Broadway, Suite 1000, San Diego, CA 92101. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

     SERVICE PERFORMED BY ADVISER

     Pursuant to each Investment Advisory Agreement (Advisory Agreement) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

     .  Manage the investment and reinvestment of the assets of the portfolios.

     . Continuously review, supervise and administer the investment program of the portfolios.

     . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

     LIMITATION OF LIABILITY

     In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

     CONTINUING AN ADVISORY AGREEMENT

     Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

     INVESTMENT ADVISORY FEE

     For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                                  Annual Percentage Rate
  ------------------------------------------------------------------------
  Rice, Hall, James Small Cap Portfolio                    0.75%
  ------------------------------------------------------------------------
  Rice, Hall, James Small/Mid Cap Portfolio                0.80%

     EXPENSE LIMITATION

     The adviser may voluntarily agree to limit the expenses of the portfolios. The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceeds such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

     RICE, HALL, JAMES SMALL CAP PORTFOLIO

     The adviser applies a value oriented approach to small capitalization growth stocks. The portfolio is constructed through bottom up research where stocks selected must possess catalysts - positive fundamental changes which the adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The price earnings ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamental assumptions or catalysts occur.

     RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

     The adviser practices a company specific approach to making investment decisions. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser requires that candidates for inclusion in the portfolio have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess catalysts, which are defined by the adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change, end market expansion, etc. Most importantly, the adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. Stocks are sold when they reach their upside target, violate the present downside limit or when a deterioration of the fundamental assumptions or catalysts occurs.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this SAI, the adviser's representative institutional clients included University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------

     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

ADMINISTRATOR

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

     .  Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .  SEC fees and state Blue-Sky fees.

     .  EDGAR filing fees.

     .  Processing services and related fees.

     .  Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .  Insurance premiums including fidelity bond premiums.

     .  Outside legal expenses.

     .  Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .  Cost and expenses of Fund stationery and forms.

     .  Costs of special telephone and data lines and devices.

     .  Trade association dues and expenses.

     .  Any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety- (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

     In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

     A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                       Annual Rate
     --------------------------------------------------------------------
     Rice, Hall, James Small Cap Portfolio                 0.04%
     --------------------------------------------------------------------
     Rice, Hall, James Small/Mid Cap Portfolio             0.04%



     B. An annual base fee that UAMFSI pays to CGFSC for its $52,500 for the first operational class; sub-administration and other services calculated at $7,500 for each additional operational class; the annual rate of and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

SHAREHOLDER SERVICING ARRANGEMENTS

     UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------
     The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


CAPITAL STOCK AND OTHER SECURITIES

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.


     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by a portfolio reduce its net asset value ("NAV'). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.


PURCHASE REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE') and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

IN-KIND PURCHASES

     If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of a portfolio unless:

     . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

     . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

     . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

     Requests to redeem shares must include:

     .  Share certificates, if issued.

     . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

     .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

     . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     The following tasks cannot be accomplished by telephone:

     . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

     .  Redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND


     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES

     To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     The Fund may suspend redemption privileges or postpone the date of payment:

     . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

     . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

     .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
     Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


PERFORMANCE CALCULATIONS

     The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.


  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  These figures are calculated according to the following formula:

        P (1 + T)/n/ = ERV

        Where:

        P     =   a hypothetical initial payment of $1,000

        T     =   average annual total return

        n     =   number of years

        ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the Institutional Class of the Portfolios as of October 31, 1998, are as follows:

                                                     One Year Ended   Since Inception   Inception Date
Rice, Hall, James Small Cap Portfolio
  Institutional Class Shares                                 -20.86%            16.96%          7/1/94
Rice, Hall, James Small/Mid Cap Portfolio
  Institutional Class Shares                                   3.33%            14.45%         11/1/96


YIELD
--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:


        Yield = 2[((a-b)/(cd)+1)/6/-1]

        Where:

        a =  dividends and interest earned during the period

        b =  expenses accrued for the period (net of reimbursements)

        c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

        d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------


  The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.


TAXES

  In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

  Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

  Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                         Investment           Investment                               Sub-
                                        Advisory Fees        Advisory Fees    Administrator     Administrator Fee         Brokerage
                                           Paid                Waived          Fee (UAMFSI)           (CGFSC)            Commissions
------------------------------------------------------------------------------------------------------------------------------------
Rice, Hall, James Small Cap
Portfolio
  1998                                       $367,727                -0-            $22,712             $80,210             $123,079
------------------------------------------------------------------------------------------------------------------------------------
  1997                                       $320,608                -0-            $17,077             $76,774             $ 72,700
------------------------------------------------------------------------------------------------------------------------------------
  1996                                       $197,797                -0-            $ 6,824             $81,427             $ 93,309
------------------------------------------------------------------------------------------------------------------------------------
Rice, Hall, James Small/Mid Cap
Portfolio
  1998                                       $101,144           $57,343             $10,762             $70,275             $ 63,203
------------------------------------------------------------------------------------------------------------------------------------
  1997*                                            -0-          $42,239             $ 2,112             $34,858             $ 31,408
------------------------------------------------------------------------------------------------------------------------------------

*During the period from November 1, 1996 (initial offering) to October 31,
 1997.

FINANCIAL STATEMENTS


  The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c          This is the lowest rated class of preferred or preference stock.
             Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

  Aaa        Bonds which are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba         Bonds which are rated Ba are judged to have speculative elements;
             their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             .  High rates of return on funds employed.

             . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             .  Broad leading market positions in well-established industries.

             . margins in earnings coverage of fixed financial charges and high internal cash generation.

             . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B,     Preferred stock rated BB, B, and CCC are regarded, on balance, as
  CCC        predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C          A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+)   To provide more detailed indications of preferred stock quality,
  or minus   ratings from AA to CCC may be modified by the addition of a plus or
  (-)        minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB        An obligation rated BBB exhibits adequate protection parameters.
             However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment.

  BBB-       Considerable variability in risk during economic cycles.

  BB+/BB/BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.


  DP         Preferred stock with dividend arrearages.

SHORT-TERM DEBT

  HIGH GRADE
  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  GOOD GRADE

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  SATISFACTORY GRADE

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  NON-INVESTMENT GRADE

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  DEFAULT

  D-5        Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

INTERNATIONAL LONG-TERM CREDIT RATINGS

  INVESTMENT GRADE

  AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

  BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

  INTERNATIONAL SHORT-TERM CREDIT RATINGS

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default.  Denotes actual or imminent payment default.

  NOTES

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

  'NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

  Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

  Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

  Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

  Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

  Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

  Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

  Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

  Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

  Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

  Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

  Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line -- composed of over 1,600 stocks in the Value Line Investment
  Survey.

  Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM FUNDS
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)







                   THE SAMI PREFERRED STOCK INCOME PORTFOLIO
                          Institutional Class Shares






                      Statement of Additional Information

                               February 16, 1999









This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The SAMI Preferred Stock Income Portfolio Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for The SAMI Preferred Stock Income Portfolio by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

DEFINITIONS................................................................   1
THE FUND...................................................................   1
DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS.................   1
   preferred Equity Securities.............................................   1
   Debt Securities.........................................................   3
   Derivatives.............................................................   6
   Investment Companies....................................................  10
   Repurchase Agreements...................................................  11
   Restricted Securities...................................................  11
   Securities Lending......................................................  11
   Short-Term Investments..................................................  12
   When-Issued, Forward Commitment and Delayed Delivery Transactions.......  13
INVESTMENT POLICIES........................................................  13
   Fundamental Investment Policies.........................................  13
   Non-Fundamental Policies................................................  14
MANAGEMENT OF THE FUND.....................................................  14
CODE OF ETHICS.............................................................  16
PRINCIPAL HOLDERS OF SECURITIES............................................  16
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  17
   Investment Adviser......................................................  17
   Distributor.............................................................  18
   Administrative Services.................................................  18
   Custodian...............................................................  20
   Independent Public Accountant...........................................  20
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................  20
   Selection of Brokers....................................................  20
   Simultaneous Transactions...............................................  20
   Brokerage Commissions...................................................  20
CAPITAL STOCK AND OTHER SECURITIES.........................................  21
   Description Of Shares And Voting Rights.................................  21
   Dividends and Capital Gains Distributions...............................  21
PURCHASE REDEMPTION AND PRICING OF SHARES..................................  22
   Purchase of Shares......................................................  22
   Redemption of Shares....................................................  23
   Exchange Privilege......................................................  24
   Transfer Of Shares......................................................  24
   Valuation of Shares.....................................................  24
PERFORMANCE CALCULATIONS...................................................  25
   Total Return............................................................  25
   Yield...................................................................  26
   Comparisons.............................................................  26
TAXES......................................................................  26
EXPENSES...................................................................  27
FINANCIAL STATEMENTS.......................................................  27
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS......................... A-1
APPENDIX B - COMPARISONS................................................... B-1

DEFINITIONS

     The "Fund" is UAM Funds, Inc.

     The term "adviser" means Spectrum Asset Management, Inc., the Fund's investment adviser.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

     The term "the portfolio" is used to refer to the SAMI Preferred Stock Income Portfolio, while "portfolio" or "portfolios" refers to some or all portfolios of the UAM Funds Complex.

     The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of the SAMI Preferred Stock Income Portfolio.


THE FUND

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

     The Fund is an open-end, management investment company under the 1940 Act. The SAMI Preferred Stock Income Portfolio is a diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS PREFERRED EQUITY SECURITIES
--------------------------------------------------------------------------------

     The portfolio may invest in preferred stocks. While investing in preferred stocks, like investing in common stocks, allows the portfolio to participate in the benefits of owning a company, the portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     The portfolio will invest primarily in investment grade, utility preferred securities of varying maturities. Investment grade preferred stocks are generally considered to be those having a rating of at least "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or "BBB-" by Standard & Poor's Ratings Services ("S&P"). Bonds rated Baa or BBB- may posses speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. See APPENDIX A attached and also "SHORT-TERM INVESTMENTS - CORPORATE DEBT
     OBLIGATIONS...." below.

FIXED DIVIDEND PREFERRED STOCK

     Fixed dividend preferred stock is preferred stock that has a dividend rate which is determined at the time of issue and is distributed, usually, on an annual basis.

ADJUSTABLE-RATE PREFERRED STOCK

     Adjustable-rate preferred stock is preferred stock that has a dividend rate which is adjusted periodically, typically every three months, to reflect changes in the general level of interest rates. The dividend rate on an adjustable rate preferred stock is determined by applying an adjustment formula, established at the time the stock is issued, which generally involves a fixed rate relationship to rates on specific classes of debt securities issued by the U.S. Treasury, with limits on the minimum and maximum dividend rates that may be paid.

SINKING FUND PREFERRED STOCK

     Sinking fund preferred stock is preferred stock which provides for the issuer to be able to redeem the outstanding preferred stock according to a predetermined schedule.

PERPETUAL PREFERRED STOCK

     Perpetual preferred stock is preferred stock that has no sinking fund or maturity feature, but does include a call feature.

STOCK MARKET RISKS

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

     . Factors affecting an entire industry, such as increases in production costs.

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

BANKING INDUSTRY RISKS

     Banking industry stocks are subject to the traditional risks associated with equity stock investing. The portfolio is also subject to special risks as a result of being significantly invested in the financial services industries. These more pronounced risks revolve around changes in interest rates, economic growth, and governmental regulations.

PUBLIC UTILITY INDUSTRY RISKS

     Public utilities stocks are subject to the traditional risks associated with equity stock investing, as well as additional risks specific to the public utility industry, including:

     .   difficulty in obtaining adequate returns on invested capital;

     . frequent difficulty in obtaining approval of rate increases by public service commissions;

     . increased costs, delays and restrictions as a result of environmental considerations;

     . difficulty and delay in securing financing of large construction projects;

     . difficulties of the capital markets in absorbing utility debt and equity securities;

     . difficulty in obtaining fuel for electric generation at reasonable prices;

     .   difficulty in obtaining natural gas for resale;

     . special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation;

     .   the effects of energy conservation;

     . the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among certain utility companies, including telecommunications companies;

     . the uncertainties resulting from such companies' diversification into new domestic and international businesses; and

     . agreements by many of these companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

DEBT SECURITIES
--------------------------------------------------------------------------------
     Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

     While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

     Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

     Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolio currently uses ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. APPENDIX A contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings





U.S. GOVERNMENT SECURITIES

     For a discussion of these securities see "SHORT-TERM INVESTMENTS GOVERNMENT SECURITIES", below.

CORPORATE BONDS

     For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

     Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which a portfolio may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and FHLMC because they are not guaranteed by a government agency.

     Risk of Investing in Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates (so that the price of the security will generally decline when interest rates rise).

     A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

     Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Dollar rolls involve potential risks of loss that are different from those related to the securities underlying the transaction. For example, if the counter-party becomes insolvent, the Portfolio may not be able to buy the security back from the counter-party. The Portfolio could lose money if the value of the securities it sold increases above their repurchase price. Since the counter-party may deliver similar, but not identical, securities to the Portfolio, the securities that the Portfolio are required to repurchase may be worth less than the securities it sold.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolio of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

DERIVATIVES
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. The portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. The following derivatives may be purchased by the portfolio:

FUTURES

     A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. The portfolio will incur commission expenses in both opening and closing futures positions.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

     The portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when the portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that the portfolio is obligated to sell the securities at a future lower price. When the portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

     On other occasions, the portfolio may take a "long" position by purchasing futures contracts. For example, when the portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. The portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds. The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

     . A call option on the same security or index with the same or lesser exercise price.

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

     . In the case of an index, the portfolio of securities that corresponds to the index.

     The portfolio can cover a put option by, at the time of selling the option:

     .   Entering into a short position in the underlying security.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     .   Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

     Combined Positions

     The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

     Correlation of Prices

     The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where the portfolio originally entered into the transaction. If there is no secondary market for the contract, or the market is illiquid, the portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent the portfolio from realizing profits or limiting its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

     . The portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     . Investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The portfolio may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. The portfolio may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

     The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
     In a repurchase agreement, the portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. The portfolio normally uses repurchase agreements to earn income on assets that are not invested. The portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.


Securities Lending
--------------------------------------------------------------------------------
     To earn additional income, the portfolio may lend up to one-third of its total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. The portfolio may reinvest any cash collateral in short-term securities and money market funds. The portfolio will only lend its securities if:

     . The borrower provides collateral at least equal to the market value of the securities loaned.

     . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government.

     . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

     .   The portfolio can terminate the loan at any time; and

     . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

     These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.


SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term investments described below:

BANK OBLIGATIONS

     The portfolio will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

     Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not RATED, ISSUED BY A CORPORATION HAVING AN OUTSTANDING UNSECURED DEBT ISSUE RATED A OR BETTER BY MOODY'S OR BY S&P. SEE APPENDIX A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

     A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

CORPORATE BONDS

     A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

     Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

     . issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies. The portfolio will not:

     . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

     . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments issued by U.S. banks when the portfolio adopts a temporary defensive position.

     . borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

     . invest in stock or bond futures and/or options on futures unless not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts; however, the portfolio's outstanding obligations to purchase securities under these contracts may be 100% of its total assets.

     . invest in commodities, except for hedging, liquidity and related purposes as provided in the prospectus and herein.

     . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors or parent companies) a continuous operating history of less than 3 years.

     . make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the portfolio's total assets, and
         (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder.

     . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . purchase additional securities when the portfolio's borrowings exceed 5% of it total gross assets.

     .   purchase on margin or sell short.

     . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.


MANAGEMENT OF THE FUND

     The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates CGFSC pay the Fund's officers.

     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940
     Act.

                                                                                                                        Total
                                                                                                Aggregate           Compensation
                              Position                                                      Compensation from         From UAM
                             UAM Funds,                                                      Registrant as of     Funds Complex as
      Name, Address, DOB        Inc.       Principal Occupations During the Past 5 years     October 31, 1998    of October 31, 1998
    --------------------------------------------------------------------------------------------------------------------------------
    John T. Bennett, Jr.     Director     President   of  Squam   Investment   Management        $29,465               $37,000
    College Road-- RFD 3                  Company,   Inc.  and  Great  Island  Investment
    Meredith, NH 03253                    Company,  Inc.; President of Bennett Management
    1/26/29                               Company from 1988 to 1993.
    --------------------------------------------------------------------------------------------------------------------------------

    Nancy J. Dunn            Director     Financial Officer of World Wildlife Fund; Formerly,    $29,465               $37,000
    10 Garden Street                      Vice  President for Finance and  Administration
    Cambridge, MA 02138                   and Treasurer of Radcliffe College from 1991 to 1999.
    8/14/51
    --------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        Total
                                                                                                Aggregate           Compensation
                              Position                                                      Compensation from         From UAM
                             UAM Funds,                                                      Registrant as of     Funds Complex as
      Name, Address, DOB        Inc.       Principal Occupations During the Past 5 years     October 31, 1998    of October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
    William A. Humenuk       Director     Executive Vice President and Chief Administrative      $29,465               $37,000
    100 King Street West                  Officer  of  Philip Services Corp.;  Formerly, a
    P.O. Box 2440, LCD-1,                 Partner in the  Philadelphia office of the law
    Hamilton  Ontario,                    firm Dechert Price & Rhoads; Director, Hofler Corp.
    Canada L8N-4J6
    4/21/42
------------------------------------------------------------------------------------------------------------------------------------
    Philip D. English        Director     President  and  Chief   Executive   Officer  of        $29,465               $37,000
    16 West Madison Street                Broventure  Company,   Inc.;  Chairman  of  the
    Baltimore, MD 21201                   Board  of   Chektec   Corporation   and   Cyber
    8/5/48                                Scientific, Inc
------------------------------------------------------------------------------------------------------------------------------------
    Norton H. Reamer*        Director,    Chairman,   Chief   Executive   Officer  and  a           0                     0
    One International Place  President    Director    of    United    Asset    Management
    Boston, MA 02110         and          Corporation;  Director,  Partner  or Trustee of
    3/21/35                  Chairman     each of the  Investment  Companies of the Eaton
                                          Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
    Peter M. Whitman, Jr.*   Director     President  and  Chief  Investment   Officer  of           0                     0
    One Financial Center                  Dewey Square Investors  Corporation since 1988;
    Boston, MA 02111                      Director  and Chief  Executive  Officer of H.T.
    7/1/43                                Investors,   Inc.,  formerly  a  subsidiary  of
                                          Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------
    James P. Pappas*         Director     Senior  Vice  President  of the UAM  Investment           0                     0
    211 Congress Street                   Services,  Inc.  and UAM  Trust  Company  since
    Boston, Ma 02110                      January  1996;  Principal of UAM  Distributors,
    2/24/53                               Inc.  since  December  12,  1995;   formerly  a
                                          Director and Chief Operating Officer of CS
                                          Fist Bank Investment Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------
    William H. Park          Vice         Executive  Vice  President and Chief  Financial           0                     0
    One International Place  President    Officer of United Asset Management Corporation.
    Boston, MA 02110
    9/19/47
------------------------------------------------------------------------------------------------------------------------------------
    Gary L. French           Treasurer    President of UAMFSI and UAMFDI,  formerly  Vice           0                     0
    211 Congress Street                   President  of   Operations,   Development   and
    Boston, MA 02110                      Control  of  Fidelity   Investments   in  1995;
    7/4/51                                Treasurer  of  the  Fidelity  Group  of  Mutual
                                          Funds from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
    Michael E. DeFao         Secretary    Vice  President  and General  Counsel of UAMFSI           0                     0
    211 Congress Street                   and UAMFDI;  Associate Attorney of Ropes & Gray
    Boston, MA 02110                      (a law firm) from 1993 to 1995.
    2/28/68
------------------------------------------------------------------------------------------------------------------------------------
    Robert R. Flaherty       Assistant    Vice President of UAMFSI;  formerly  Manager of           0                     0
    211 Congress Street      Treasurer    Fund  Administration  and  Compliance  of CGFSC
    Boston, MA 02110                      from 1995 to 1996;  Deloitte  & Touche LLP from
     9/18/63                              1985 to 1995, Senior Manager.
------------------------------------------------------------------------------------------------------------------------------------
    Michael J. Leary         Assistant    Vice  President of Chase Global Funds  Services           0                     0
    73 Tremont Street        Treasurer    Company  since 1993.  Manager of Audit at Ernst
    Boston, MA  02108                     & Young from 1988 to 1993.
    11/23/65
------------------------------------------------------------------------------------------------------------------------------------
    Michelle Azrialy         Assistant    Assistant   Treasurer  of  Chase  Global  Funds           0                     0
    73 Tremont Street        Secretary    Services  Company  since  1996.  Senior  Public
    Boston, MA 02108                      Accountant with Price  Waterhouse LLP from 1991
    4/12/69                               to 1994.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


PRINCIPAL HOLDERS OF SECURITIES

     As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

     As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

                                                                    Percentage of
                      Name and Address of Shareholder               Shares Owned           Portfolio              Class
     ---------------------------------------------------------- -------------------- -------------------- ---------------------
     Kansas City Power & Light Company                                 29.67%           SAMI Preferred     Institutional Class
     P.O. Box 418679                                                                     Stock Income             Shares
     Kansas City, MO 64141-9679                                                            Portfolio
     ---------------------------------------------------------- -------------------- -------------------- ---------------------
     Cintas Corporation No. 1                                          26.67%           SAMI Preferred     Institutional Class
     6800 Cintas Blvd.                                                                   Stock Income             Shares
     P.O. Box 625737                                                                       Portfolio
     Cincinnati, OH 45262-5737
     ---------------------------------------------------------- -------------------- -------------------- ---------------------
     Bank of America ILL Cust                                          10.35%           SAMI Preferred     Institutional Class
     FBO Sisters of St. Francis Health SVC Retirement Trust                              Stock Income             Shares
     Terminal Annex Unit 38615                                                             Portfolio
     P.O. Box 513577
     Los Angeles, CA 90051-1577
     ---------------------------------------------------------- -------------------- -------------------- ---------------------
     Intercoast Capital Company                                         9.19%           SAMI Preferred     Institutional Class
     370 W. Anchor Drive, Suite 300                                                      Stock Income             Shares
     Dakota Dunes, SD 57049-5153                                                           Portfolio
     ---------------------------------------------------------- -------------------- -------------------- ---------------------
     M Financial Holdings Inc.                                          7.38%           SAMI Preferred     Institutional Class
     Arnerich Massena Steward & Assoc.                                                   Stock Income             Shares
     205 SE Spokane Street                                                                 Portfolio
     Portland, OR 97202-6413
     ---------------------------------------------------------- -------------------- -------------------- ---------------------
     Intercoast Capital Company                                         6.73%           SAMI Preferred     Institutional Class
     370 W. Anchor Drive, Suite 300                                                      Stock Income             Shares
     Dakota Dunes, SD 57049-5153                                                           Portfolio
     ---------------------------------------------------------- -------------------- -------------------- ---------------------

     Any persons or organizations listed above as owning 25% or more of the outstanding shares of the portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

     The adviser is located at Four High Ridge Park, Stamford, CT 06905. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolio of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

     SERVICE PERFORMED BY ADVISER

     Pursuant to the Investment Advisory Agreement (Advisory Agreement) between the Fund, on behalf of the portfolio, and the adviser, the adviser has agreed to:

     .   Manage the investment and reinvestment of the assets of the portfolio.

     . Continuously review, supervise and administer the investment program of the portfolio.

     . Determine in its discretion the securities the portfolio will buy or sell and the portion of its assets the portfolio will hold uninvested.

     LIMITATION OF LIABILITY

     In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

     CONTINUING AN ADVISORY AGREEMENT

     Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolio' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

     INVESTMENT ADVISORY FEE

     For its services, the adviser receives an advisory fee calculated by applying the annual percentage rate listed below to the average daily net assets of the portfolio for the month. The portfolio pays the adviser a fee in monthly installments at the annual rate of 0.70% of its average net assets. For more information see "EXPENSES" below.


     EXPENSE LIMITATION

     The adviser may voluntarily agree to limit the expenses of portfolio. The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceeds such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

     The adviser has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprietary pricing and hedging models, in addition to the expertise of its investment professionals, to develop strategies which take advantage of market inefficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the portfolio.

DISTRIBUTOR
--------------------------------------------------------------------------------

     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

ADMINISTRATOR

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

     .   Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .   SEC fees and state Blue-Sky fees.

     .   EDGAR filing fees.

     .   Processing services and related fees.

     .   Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .   Insurance premiums including fidelity bond premiums.

     .   Outside legal expenses.

     .   Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .   Cost and expenses of Fund stationery and forms.

     .   Costs of special telephone and data lines and devices.

     .   Trade association dues and expenses.

     .   Any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

     In exchange for administrative services, the portfolio pays a four-part fee to UAMFSI as follows:

     A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of the portfolio at the annual rate of 0.06%.





     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     The portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

SHAREHOLDER SERVICING ARRANGEMENTS

     UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------
     The Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the adviser. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

     The portfolio may place some of its transactions with the adviser, which is a registered broker. In doing so, the portfolio will follow procedures adopted and supervised by the governing board.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES
     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES
     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

CAPITAL STOCK AND OTHER SECURITIES

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolio) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of the portfolio or any class thereof are entitled to receive the net assets belonging to the portfolio, or in the case of a class, belonging to the portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of the portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of the portfolio or any class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund tries to distribute substantially all of the net investment income of the portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by the portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of the portfolio below its cost basis is taxable as described in the prospectus of the portfolio, although from an investment standpoint, it is a return of capital. If you buy shares of the portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. The portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

PURCHASE REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of the portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of the portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the portfolio's shares.

IN-KIND PURCHASES

     If accepted by the Fund, shareholders may purchase shares of the portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of the portfolio unless:

     . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

     . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

     . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

     Requests to redeem shares must include:

     .    Share certificates, if issued.

     . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

     .    Any required signature guarantees (see "SIGNATURE GUARANTEES").

     . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     The following tasks cannot be accomplished by telephone:

     . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

     .    Redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES

     To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     The Fund may suspend redemption privileges or postpone the date of payment:

     . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

     . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

     .    For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to the portfolio if the portfolio is qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded.

     Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PERFORMANCE CALCULATIONS

     The portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by the portfolio with respect to Institutional Class Shares and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The average annual total return of the portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     These figures are calculated according to the following formula:

         P (1 + T)n = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return
         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total rates of return of the Institutional Class of the Portfolio as of October 31, 1998, are as follows:


                                             One Year Ended     Five Years Ended     Since Inception     Inception Date
     ------------------------------------------------------------------------------------------------------------------------
     SAMI Preferred Stock Income Portfolio
         Institutional Class Shares               1.84%              4.59%                 4.74%             6/23/92

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)6-1]

         Where:

         a =  dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance. In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.

TAXES

     In order for the portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies.

     The portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year the portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, the portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolio intends to qualify as a "regulated investment company" each year.

     Dividends and interest received by the portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce the portfolio's dividends but are included in the taxable income reported on your tax statement if the portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES


                                           Investment         Investment                               Sub-
                                          Advisory Fees      Advisory Fees     Administrator       Administrator     Brokerage
                                              Paid              Waived          Fee (UAMFSI)        Fee (CGFSC)     Commissions
     --------------------------------------------------------------------------------------------------------------------------
     SAMI Preferred Stock Income
     Portfolio
          1998                              $115,921            $94,200           $20,836            $74,645          $32,102
     ---------------------------------------------------------------------------------------------------------------------------
          1997                              $166,174            $56,371           $19,076            $74,045          $31,180
     ---------------------------------------------------------------------------------------------------------------------------
          1996                              $173,576            $60,615           $11,061            $74,344          $28,892
     ---------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

     The financial statements for the portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolio's 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                     .   High rates of return on funds employed.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad leading market positions in well-established industries.

                     . margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
                     Adequate alternate liquidity is maintained.

     Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB,    B,       Preferred stock rated BB, B, and CCC are regarded, on
     CCC             balance, as predominantly speculative with respect to the
                     issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

     C               A preferred stock rated C is a nonpaying issue.

     D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or     To provide more detailed indications of preferred stock
     minus (-)       quality, ratings from AA to CCC may be modified by the
                     addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     Nature of and provisions of the obligation;

     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated CC is currently highly vulnerable to nonpayment.

     C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BBB-

     BB+/BB/BB-      Below investment grade but deemed likely to meet
                     obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

     DP              Preferred stock with dividend arrearages.

SHORT-TERM DEBT

     HIGH GRADE

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT
     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

INTERNATIONAL LONG-TERM CREDIT RATINGS

     INVESTMENT GRADE
     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     SPECULATIVE GRADE
     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.


     INTERNATIONAL SHORT-TERM CREDIT RATINGS
     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D                Default. Denotes actual or imminent payment default.


     NOTES
     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                    UAM FUNDS
                                  PO BOX 419081
                           KANSAS CITY, MO 64141-6081
                      (TOLL FREE) 1-877-UAM-LINK (826-5465)





                              THE SIRACH PORTFOLIOS

                              SIRACH BOND PORTFOLIO
                             SIRACH EQUITY PORTFOLIO
                             SIRACH GROWTH PORTFOLIO
                         SIRACH SPECIAL EQUITY PORTFOLIO
                       SIRACH STRATEGIC BALANCED PORTFOLIO



                           INSTITUTIONAL CLASS SHARES
                       INSTITUTIONAL SERVICE CLASS SHARES


                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 16, 1999




This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The Sirach Portfolios Institutional Class Shares dated February 16, 1999 and the Prospectus of The Sirach Portfolios' Institutional Service Class Shares dated February 16, 1999. You may obtain a Prospectus for The Sirach Portfolios by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

DEFINITIONS.....................................................................................................................   1
THE FUND........................................................................................................................   1
DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.......................................................................   1
   Equity Securities  (All Portfolios except Sirach Bond Portfolio).............................................................   1
   Debt Securities  (Sirach Strategic Balanced Portfolio and Sirach Bond Portfolio).............................................   2
   Derivatives (Sirach Strategic Balanced Portfolio and Sirach Bond Portfolio)..................        ERROR! BOOKMARK NOT DEFINED.
   Foreign Securities...........................................................................................................  11
   Investment Companies.........................................................................................................  13
   Repurchase Agreements........................................................................................................  14
   Restricted Securities........................................................................................................  14
   Securities Lending...........................................................................................................  14
   Short-Term Investments.......................................................................................................  15
   When-Issued, Forward Commitment and Delayed Delivery Transactions............................................................  16
INVESTMENT POLICIES.............................................................................................................  16
   Fundamental Investment Policies..............................................................................................  17
   Non-Fundamental Policies.....................................................................................................  19
MANAGEMENT OF THE FUND..........................................................................................................  20
CODE OF ETHICS..................................................................................................................  22
PRINCIPAL HOLDERS OF SECURITIES.................................................................................................  22
INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................................  25
   Investment adviser...........................................................................................................  25
   Distributor..................................................................................................................  26
   Administrative Services......................................................................................................  27
   Custodian....................................................................................................................  28
   Independent Public Accountant................................................................................................  28
   Service And Distribution Plans...............................................................................................  28
BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................................  31
   Selection of Brokers.........................................................................................................  31
   Simultaneous Transactions....................................................................................................  31
   Brokerage Commissions........................................................................................................  31
CAPITAL STOCK AND OTHER SECURITIES..............................................................................................  32
   Description Of Shares And Voting Rights......................................................................................  32
   Dividends and Capital Gains Distributions....................................................................................  32
PURCHASE REDEMPTION AND PRICING OF SHARES.......................................................................................  33
   Purchase of Shares...........................................................................................................  33
   Redemption of Shares.........................................................................................................  33
   Exchange Privilege...........................................................................................................  35
   Valuation of Shares..........................................................................................................  35
PERFORMANCE CALCULATIONS........................................................................................................  36
   Total Return.................................................................................................................  36
   Yield........................................................................................................................  37
   Comparisons..................................................................................................................  38
TAXES...........................................................................................................................  38
EXPENSES........................................................................................................................  39
FINANCIAL STATEMENTS............................................................................................................  39
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS.............................................................................. A-1
APPENDIX B - COMPARISONS........................................................................................................ B-1

DEFINITIONS

     The "Fund" is UAM Funds, Inc.

     The term "adviser" means Sirach Capital Management, Inc., the Fund's investment adviser.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

     The term "portfolios" is used to refer to The Sirach Portfolios as a group, while "portfolio" refers to a single Sirach Portfolio.

     The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

     1940 Act means Investment Company Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectuses of The Sirach Portfolios.

THE FUND

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

     The Fund is an open-end, management investment company under the 1940 Act. The Sirach Portfolios are a diversified series of the Fund. This means that with respect to 75% of its total assets, a portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent a portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES  (ALL PORTFOLIOS EXCEPT SIRACH BOND PORTFOLIO)
-------------------------------------------------------------------------------

     Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

STOCK MARKET RISK

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

     . Factors affecting an entire industry, such as increases in production costs.

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

     A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

CONVERTIBLE SECURITIES  (ALL PORTFOLIOS)

     A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

     Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.


DEBT SECURITIES  (SIRACH STRATEGIC BALANCED PORTFOLIO AND SIRACH BOND PORTFOLIO)
--------------------------------------------------------------------------------

     Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

     While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of a portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of a portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of a portfolio which may in turn adversely affect the expected performance of a portfolio.


CREDIT RATING

     Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

     Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings





U.S. GOVERNMENT SECURITIES

     For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

     For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

     Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)

     GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.


     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.


     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     RISK OF INVESTING IN MORTGAGE-BACKED SECURITIES

     Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

     A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

     Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


OTHER ASSET-BACKED SECURITIES

     A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


STRIPPED MORTGAGE-BACKED SECURITIES

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


YANKEE BONDS

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

ZERO COUPON BONDS

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


DERIVATIVES (SIRACH STRATEGIC BALANCED PORTFOLIO AND SIRACH BOND PORTFOLIO)
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

     A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

     A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of a portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of a portfolio.

     On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     PURCHASING PUT AND CALL OPTIONS

     When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that a portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

     A purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.


     SELLING (WRITING) PUT AND CALL OPTIONS

     When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, a portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, a portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

     . A call option on the same security or index with the same or lesser exercise price.

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

     . In the case of an index, a portfolio of securities that corresponds to the index.

     A portfolio can cover a put option by, at the time of selling the option:

     .    Entering into a short position in the underlying security.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     . Maintaining the entire exercise price in liquid high-grade debt securities.


     OPTIONS ON SECURITIES INDICES

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     OPTIONS ON FUTURES

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

     COMBINED POSITIONS

     A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


ADDITIONAL RISKS OF DERIVATIVES

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


     CORRELATION OF PRICES

     A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.


     LACK OF LIQUIDITY

     Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where the portfolio originally entered into the transaction. If there is no secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

     . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     . Investors may lose interest in a particular derivative or category of derivatives.


     MANAGEMENT RISK

     If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.


     MARGIN

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

RISKS OF FOREIGN SECURITIES

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S.
     investment.


     FOREIGN CURRENCY RISK

     The securities of foreign companies are frequently denominated in foreign currencies. A portfolios' net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a portfolio. A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa. In addition:

     . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

     . Complex political and economic factors applicable to the issuing country may affect the value U.S. dollars and foreign currencies.

     . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     THE EURO

     The single currency for the European Economic and Monetary Union (EMU), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999, and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process including, trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro, include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .   How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?

     STOCK EXCHANGE AND MARKET RISK

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.


     LEGAL SYSTEM AND REGULATION RISKS

     Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets:

     . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

     . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


EMERGING MARKETS

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The portfolios may invest up to 10% of their total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

     The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.


SECURITIES LENDING
--------------------------------------------------------------------------------

     To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

     . The borrower provides collateral at least equal to the market value of the securities loaned.

     . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

     . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

     .    The portfolio can terminate the loan at any time; and

     . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

     These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.


BANK OBLIGATIONS

     A portfolio will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.


     TIME DEPOSITS

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.


     CERTIFICATES OF DEPOSIT

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     BANKER'S ACCEPTANCE

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


COMMERCIAL PAPER

     Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.


U.S. GOVERNMENT SECURITIES

     A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.


CORPORATE BONDS

     A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.


WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.




     A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


INVESTMENT POLICIES

     Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means a portfolio cannot change them without approval by vote of a majority of the outstanding voting securities of the portfolios, as defined by the 1940 Act.


SIRACH STRATEGIC BALANCED, SIRACH GROWTH, SIRACH EQUITY, SIRACH BOND
PORTFOLIOS

     The portfolios will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 331/3% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described below and (ii) by lending its portfolio securities to banks, brokers, dealers, and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     .   Underwrite the securities of other issuers.


Sirach Special Equity

PORTFOLIO

     The portfolio will not:













     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     . Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . Invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . Issue senior securities, as defined in the 1940 Act except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described below and (ii) by lending its portfolio securities to banks, brokers, dealers, and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total assets.

     .   Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     .   Underwrite the securities of other issuers.


NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies.


SIRACH STRATEGIC BALANCED, SIRACH GROWTH, SIRACH EQUITY, SIRACH BOND
PORTFOLIOS

     The portfolios will not:

     . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . invest more than 20% of the portfolio's assets in American Depositary Receipts (ADRs), except for Sirach Equity Portfolio, which does not have a limitation in ADRs.

     . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Sirach Bond Portfolio) of its total assets at fair market value.

     . purchase additional securities when borrowings exceed 5% of total assets.

     .   purchase on margin or sell short.


SIRACH STRATEGIC BALANCED, SIRACH BOND PORTFOLIOS

     The portfolios will not:

     . invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options.


SIRACH BOND PORTFOLIO

     The portfolio will not:

     . invest more than 10% of the portfolio's assets in any single non-governmental issue.

     In addition, the adviser intends to limit the Sirach Bond Portfolio's investments to investment grade securities; however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.



MANAGEMENT OF THE FUND

     The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940
     Act.

                                                                                                                        TOTAL
                                                                                                AGGREGATE           COMPENSATION
                              POSITION                                                      COMPENSATION FROM         FROM UAM
                             UAM FUNDS,                                                      REGISTRANT AS OF     FUNDS COMPLEX AS
      NAME, ADDRESS, DOB        INC.       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     OCTOBER 31, 1998    OF OCTOBER 31, 1998

    --------------------------------------------------------------------------------------------------------------------------------

    John T. Bennett, Jr.     Director     President of Squam Investment Management              $29,465               $37,000
    College Road-- RFD 3                  Company, Inc. and Great Island Investment
    Meredith, NH 03253                    Company, Inc.; President of Bennett Management
    1/26/29                               Company from 1988 to 1993.
    --------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       TOTAL
                                                                                                AGGREGATE           COMPENSATION
                              POSITION                                                      COMPENSATION FROM         FROM UAM
                             UAM FUNDS,                                                      REGISTRANT AS OF     FUNDS COMPLEX AS
      NAME, ADDRESS, DOB        INC.       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     OCTOBER 31, 1998    OF OCTOBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

    Nancy J. Dunn            Director     Financial Officer World Wildlife Fund; Formerly,       $29,465               $37,000
    10 Garden Street                      Vice  President for Finance and  Administration
    Cambridge, MA 02138                   and Treasurer of Radcliffe College from 1991 to
    8/14/51                               1999.
------------------------------------------------------------------------------------------------------------------------------------

    William A. Humenuk       Director     Executive Vice President and Chief Administrative      $29,465               $37,000
    100 King Street West                  Officer of Philip Services Corp.; Formerly, a
    P.O. Box 2440, LCD-1,                 Partner in the Philadelphia office of the law firm
    Hamilton  Ontario,                    Dechert Price & Rhoads; Director, Hofler Corp.
    Canada L8N-4J6
    4/21/42
------------------------------------------------------------------------------------------------------------------------------------

    Philip D. English        Director     President and Chief Executive Officer of Broventure    $29,465                 $37,000
    16 West Madison Street                Company, Inc.; Chairman of the Board of Chektec
    Baltimore, MD 21201                   Corporation and Cyber Scientific, Inc
    8/5/48
------------------------------------------------------------------------------------------------------------------------------------

    Norton H. Reamer*        Director,    Chairman, Chief Executive Officer and  a                     0                     0
    One International Place  President    Director of United Asset Management
    Boston, MA 02110         and          Corporation; Director, Partner or Trustee of
    3/21/35                  Chairman     each of the Investment Companies of the Eaton
                                          Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------

    Peter M. Whitman, Jr.*   Director     President and Chief Investment Officer of                    0                     0
    One Financial Center                  Dewey Square Investors Corporation since 1988;
    Boston, MA 02111                      Director and Chief Executive Officer of H.T.
    7/1/43                                Investors, Inc., formerly a subsidiary of
                                          Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------

    James P. Pappas*         Director     Senior Vice President of UAM Investment                      0                     0
    211 Congress Street                   Services, Inc. and UAM Trust Company since
    Boston, Ma 02110                      1996; Principal of UAM Fund Distributors, Inc.
    2/24/53                               since December 12, 1995; formerly a Director
                                          and Chief Operating Officer of CS First
                                          Boston Investment Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------

    William H. Park          Vice         Executive Vice President and Chief  Financial                0                     0
    One International Place  President    Officer of United Asset Management Corporation.
    Boston, MA 02110
    9/19/47
------------------------------------------------------------------------------------------------------------------------------------

    Gary L. French           Treasurer    President of UAMFSI and UAMFDI, formerly Vice                0                     0
    211 Congress Street                   President of Operations, Development and
    Boston, MA 02110                      Control of Fidelity Investments in 1995;
    7/4/51                                Treasurer of the Fidelity Group of Mutual
                                          Funds from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------

    Michael E. DeFao         Secretary    Vice President and General Counsel of UAMFSI                 0                     0
    211 Congress Street                   and UAMFDI; Associate Attorney of Ropes & Gray
    Boston, MA 02110                      (a law firm) from 1993 to 1995.
    2/28/68
------------------------------------------------------------------------------------------------------------------------------------

    Robert R. Flaherty       Assistant    Vice President of UAMFSI; formerly Manager of                0                     0
    211 Congress Street      Treasurer    Fund Administration and Compliance of CGFSC
    Boston, MA 02110                      from 1995 to 1996; Deloitte & Touche LLP from
    9/18/63                               1985 to 1995, Senior Manager.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       TOTAL
                                                                                                AGGREGATE           COMPENSATION
                              POSITION                                                      COMPENSATION FROM         FROM UAM
                             UAM FUNDS,                                                      REGISTRANT AS OF     FUNDS COMPLEX AS
      NAME, ADDRESS, DOB        INC.       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     OCTOBER 31, 1998    OF OCTOBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

    Michael J. Leary         Assistant    Vice President of Chase Global Funds Services                0                     0
    73 Tremont Street        Treasurer    Company since 1993.  Manager of Audit at Ernst
    Boston, MA  02108                     & Young from 1988 to 1993.
    11/23/65
------------------------------------------------------------------------------------------------------------------------------------

    Michelle Azrialy         Assistant    Assistant Treasurer of Chase Global Funds                    0                     0
    73 Tremont Street        Secretary    Services Company since 1996.  Senior Public
    Boston, MA 02108                      Accountant with Price Waterhouse LLP from 1991
    4/12/69                               to 1994.




CODE OF ETHICS

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


PRINCIPAL HOLDERS OF SECURITIES

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

  As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                        PERCENTAGE OF
              NAME AND ADDRESS OF SHAREHOLDER           SHARES OWNED           PORTFOLIO              CLASS
-------------------------------------------------------------------------------------------------------------------------
     UMBSC & CO.                                           27.85%             Sirach Bond      Institutional Class
     FBO Interstate Brands                                                     Portfolio              Shares
     Conservative Growth
     P.O. Box 419260
     Kansas City, MO 64141-6260
-------------------------------------------------------------------------------------------------------------------------
     Wilmington Trust Co. TR                               10.41%             Sirach Bond      Institutional Class
     FBO IBT 401K                                                              Portfolio              Shares
     Profit Sharing Plan
     c/o Mutual Funds UAM
     P.O. Box 8971
     Wilmington, DE 19899-8971
-------------------------------------------------------------------------------------------------------------------------
     BNY Western Trust Company                             10.26%             Sirach Bond      Institutional Class
     Seattle Here Health Trust                                                 Portfolio              Shares
     601 Union Street STE520
     Seattle, WA 98101-2327
-------------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                             6.68%             Sirach Bond      Institutional Class
     Reinvest Account                                                          Portfolio              Shares
     ATTN: Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94101-4122
-------------------------------------------------------------------------------------------------------------------------
     Wendel & Co.                                           6.32%             Sirach Bond      Institutional Class
     FBO AAA                                                                   Portfolio              Shares
     P.O. Box 1006
     New York, NY 10286-0001

------------------------------------------------------------------------------------------------------------------------------------
  Northwestern Trust Co.                                                    5.67%             Sirach Bond      Institutional Class
  1201 3rd Avenue, Suite 2010                                                                  Portfolio              Shares
  Seattle, WA 98101-3000
------------------------------------------------------------------------------------------------------------------------------------
  Wilmington Trust Co. TR                                                  99.99%             Sirach Bond         Institutional
  FBO Catholic Healthcare West Med                                                             Portfolio       Service Class Shares
  c/o Mutual Funds
  P.O. Box 8971
  Wilmington, DE 19899-8971
------------------------------------------------------------------------------------------------------------------------------------
  UMBSC & Co.                                                              10.13%            Sirach Equity     Institutional Class
  FBO Interstate Brands                                                                        Portfolio              Shares
  Conservative Growth
  P.O. Box 419175
  Kansas City, MO 64141-6175
------------------------------------------------------------------------------------------------------------------------------------
  US Bank National Assoc. Cust.                                            13.29%            Sirach Equity     Institutional Class
  FBO Lane Powell Spears Lubersky Psp                                                          Portfolio              Shares
  P.O. Box 64010
  Saint Paul, MN 55164-0010
------------------------------------------------------------------------------------------------------------------------------------
  Lutsey Family Foundation, Inc.                                           12.06%            Sirach Equity     Institutional Class
  P.O. Box 22074                                                                               Portfolio              Shares
  Green Bay, WI 54305-2074
------------------------------------------------------------------------------------------------------------------------------------
  UMBSC & Co.                                                              11.97%            Sirach Equity     Institutional Class
  FBO Interstate Brands                                                                        Portfolio              Shares
  Aggressive Growth
  P.O. Box 419175
  Kansas City, MO 64141-6175
------------------------------------------------------------------------------------------------------------------------------------
  UMBSC & Co.                                                              10.13%            Sirach Equity     Institutional Class
  FBO Interstate Brands                                                                        Portfolio              Shares
  Moderate Growth
  P.O. Box 419175
  Kansas City, MO 64141-6175
------------------------------------------------------------------------------------------------------------------------------------
  US Bank National Association TR                                           8.51%            Sirach Equity     Institutional Class
  FBO Icicle Sea Foods Esop Sirach                                                             Portfolio              Shares
  P.O. Box 64010
  Saint Paul, MN 55164-0010
------------------------------------------------------------------------------------------------------------------------------------
  Security Trust                                                            5.87%            Sirach Equity     Institutional Class
  FBO Sirach Capital Management PSP                                                            Portfolio              Shares
  2525 E. Camelback Road, Suite 570
  Phoenix, AR 85016-4272
------------------------------------------------------------------------------------------------------------------------------------
  Capinco                                                                  21.41%            Sirach Growth     Institutional Class
  c/o Firstar Trust Co.                                                                        Portfolio              Shares
  P.O. Box 1787
  Milwaukee, WI 53201-1878
------------------------------------------------------------------------------------------------------------------------------------
  SO Alaska Defined                                                        16.76%            Sirach Growth     Institutional Class
  Contribution Pension Plan                                                                    Portfolio              Shares
  P.O. Box 241266
  Anchorage, AK 99524-1266
------------------------------------------------------------------------------------------------------------------------------------
  SETRU & CO/Tractor & Equipment                                           15.98%            Sirach Growth     Institutional Class
  Tractor & Equipment 401K SAV PL                                                              Portfolio              Shares
  Attn: Trust Dept.
  P.O. Box 30918
  Billings, MT 59116-0918
------------------------------------------------------------------------------------------------------------------------------------
  Seattle First National Bank CUST                                          5.14%            Sirach Growth     Institutional Class
  FBO Conner Development TR                                                                    Portfolio              Shares
  P.O. Box 513577
  Los Angeles, CA 90051-1577
------------------------------------------------------------------------------------------------------------------------------------
  Wilmington Trust Co. TR                                                  67.24%            Siarch Growth        Institutional
  FBO Allied Waste                                                                             Portfolio       Service Class Shares
  401K Plan
  c/o Mutual Funds UAM
  1100 N. Market Street
  Wilmington, DE 19890-0001
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  Wilmington Trust Co. TR                                                  28.19%            Siarch Growth        Institutional
  FBO Cherokee                                                                                 Portfolio       Service Class Shares
  401K Plan
  c/o Mutual Funds UAM
  1100 N. Market Street
  Wilmington, DE 19890-0001
------------------------------------------------------------------------------------------------------------------------------------
  Bank of New York CUST                                                    10.86%           Sirach Special     Institutional Class
  Two Union Square                                                                         Equity Portfolio           Shares
  Automotive Machinists
  601 Union Street, Suite 520
  Seattle, WA 98101-2328
------------------------------------------------------------------------------------------------------------------------------------
  Northern Trust Company CUST                                               9.89%           Sirach Special     Institutional Class
  FBO Alabama Pact-Sirach                                                                  Equity Portfolio           Shares
  Capital Mgmt 191
  P.O. Box 92956
  Chicago, IL 60675-2956
------------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Bank NA                                                       5.83%           Sirach Special     Institutional Class
  FBO Hanford Oper. & Engineering                                                          Equity Portfolio           Shares
  Pension Plan
  P.O. Box 9800
  Calabasas, CA 91372-0800
------------------------------------------------------------------------------------------------------------------------------------
  Wilmington Trust Co. TR                                                  99.99%           Sirach Special        Institutional
  FBO Cherokee Nation 401K Plan                                                            Equity Portfolio    Service Class Shares
  c/o Mutual Funds/UAM
  P.O. Box 8972
  Wilmington, DE 19899-8971
------------------------------------------------------------------------------------------------------------------------------------
  South Bay Hotel Employee & Restaurant EE Pension Plan                    11.70%          Sirach Strategic    Institutional Class
  c/o United Admin Services                                                               Balanced Portfolio          Shares
  P.O. Box 5057
  San Jose, CA 95150-5057
------------------------------------------------------------------------------------------------------------------------------------
  Alaska Bricklayers Retirement Plan                                       10.93%          Sirach Strategic    Institutional Class
  407 Denali Street                                                                       Balanced Portfolio          Shares
  Anchorage, AK 99501-2615
------------------------------------------------------------------------------------------------------------------------------------
  SO Alaska Defined                                                         7.85%          Sirach Strategic    Institutional Class
  Contribution Pension Plan                                                               Balanced Portfolio          Shares
  P.O. Box 241266
  Anchorage, AK 99524-1266
------------------------------------------------------------------------------------------------------------------------------------
  Montgomery & Purdue & Blankinship & Austinn TR                            6.79%          Sirach Strategic    Institutional Class
  Money Purchase Pension Plan                                                             Balanced Portfolio          Shares
  701 5th Avenue
  Seattle, WA 98104-7016
------------------------------------------------------------------------------------------------------------------------------------
  Seattle First National Bank TR                                            5.77%          Sirach Strategic    Institutional Class
  FBO Cominco Fertilizers US Inc.                                                         Balanced Portfolio          Shares
  Agrium US Inc. Retirement Plan
  P.O. Box 513577
  Los Angeles, CA 90051-1577
------------------------------------------------------------------------------------------------------------------------------------
  Setru & Co.                                                               5.68%          Sirach Strategic    Institutional Class
  Tractor & Equipment                                                                     Balanced Portfolio          Shares
  Attn: Trust Dept.
  P.O. Box 30918
  Billings, MT 59116-0918
------------------------------------------------------------------------------------------------------------------------------------
  Central Plumbing & Heating, Inc.                                          5.29%          Sirach Strategic    Institutional Class
  Profit Sharing Plan                                                                     Balanced Portfolio          Shares
  212 E. Int'l Airport Road
  Anchorage, AK 99518-1214
------------------------------------------------------------------------------------------------------------------------------------

  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
--------------------------------------------------------------------------------
CONTROL OF ADVISER

     The adviser is located at 3323 One Union Square, Seattle, Washington 98101. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

     Service Performed by Adviser

     Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

     .   Manage the investment and reinvestment of the assets of the portfolios.

     . Continuously review, supervise and administer the investment program of the portfolios.

     . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

     Continuing an Advisory Agreement

     Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

     Investment Advisory Fee

     For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                                  ANNUAL PERCENTAGE RATE
     --------------------------------------------------------------------------
      Sirach Growth Portfolio                             0.65%
     --------------------------------------------------------------------------
      Sirach Special Equity Portfolio                     0.70%
     --------------------------------------------------------------------------
      Sirach Strategic Balanced Portfolio                 0.65%
     --------------------------------------------------------------------------
      Sirach Equity Portfolio                             0.65%
     --------------------------------------------------------------------------
      Sirach Bond Portfolio                               0.35%

     Expense Limitation

     The adviser may voluntarily agree to limit the expenses of the portfolios. The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

     The adviser specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the adviser judges to be strong relative price strength and value. The adviser emphasizes disciplined security selection in all asset classes. As equity analysts, the adviser monitors a large list of companies, which have passed an initial screening process. The adviser's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, the adviser uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing, the adviser uses disciplined selling tests. Capital protection is an integral part of the adviser's investment management objective.

     In managing fixed income portfolios, the adviser regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. The adviser also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this SAI, the adviser's representative institutional clients included Boeing, Honda of America and United Technologies.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------
     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

ADMINISTRATOR

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and states Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Fund stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     .    Any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

     In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

     A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                                 ANNUAL RATE
     ==========================================================================
     Sirach Growth portfolio                                        0.04%
     --------------------------------------------------------------------------
     Sirach Equity portfolio                                        0.04%
     --------------------------------------------------------------------------
     Sirach Special Equity portfolio                                0.04%
     --------------------------------------------------------------------------
     Sirach Strategic Balanced portfolio                            0.06%
     --------------------------------------------------------------------------
     Sirach Bond Portfolio                                          0.04%

     B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

     C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for their Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

SHAREHOLDER SERVICING PLAN

     The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

     . Acting as the sole shareholder of record and nominee for beneficial owners.

     . Maintaining account records for such beneficial owners of the Fund's shares.

     .    Opening and closing accounts.

     . Answering questions and handling correspondence from shareholders about their accounts.

     .    Processing shareholder orders to purchase, redeem and exchange shares.

     . Handling the transmission of funds representing the purchase price or redemption proceeds.

     . Issuing confirmations for transactions in the Fund's shares by shareholders.

     . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

     . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

     . Providing account maintenance and accounting support for all transactions.

     . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if a pplicable.

RULE 12B-1 DISTRIBUTION PLAN

     The Distribution Plan permits a portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

     .    Advertising the availability of services and products.

     . Designing materials to send to customers and developing methods of making such materials accessible to customers.

     .    Providing information about the product needs of customers.

     . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

     . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

     .    Displaying and making available sales literature and prospectuses.

     . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

     In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

FEES PAID UNDER THE SERVICE AND DISTRIBUTION PLANS

     The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service

     Class may pay under the Plans to 0.25% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

     The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

     Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

APPROVING, AMENDING AND TERMINATING THE FUND'S DISTRIBUTION ARRANGEMENTS

     Shareholders of each portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

     Continuing the Plans

     The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

     Amending the Plans

     A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

     Terminating the Plans

     A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

     Miscellaneous

     So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

     The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

     Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

ADDITIONAL NON-12B-1 SHAREHOLDER SERVICING ARRANGEMENTS

     In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may compensate its affiliated companies for referring investors to the portfolios.

BROKERAGE ALLOCATION AND OTHER PRACTICES


SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio.

     The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------
EQUITY SECURITIES

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


CAPITAL STOCK AND OTHER SECURITIES


DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------

     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

     Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

     Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

PURCHASE REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

     The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

IN-KIND PURCHASES

     If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of a portfolio unless:

     . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

     . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise.

     . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

     Requests to redeem shares must include:

     .    Share certificates, if issued.

     . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

     .    Any required signature guarantees (see "SIGNATURE GUARANTEES").

     . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     The following tasks cannot be accomplished by telephone:

     . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

     .    Redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES

     To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

     The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     The Fund may suspend redemption privileges or postpone the date of payment:

     . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

     . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

     .    For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


PERFORMANCE CALCULATIONS

     The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     These figures are calculated according to the following formula:

         P (1 + T)n = ERV

         Where:

         P    =   a hypothetical initial payment of $1,000

         T    =   average annual total return

         n    =   number of years

         ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total rates of return of the Institutional and Service Classes of the Portfolios as of October 31, 1998, are as follows:

            One Year Ended    Five Years Ended    Since Inception   Inception Date
     ==============================================================================

     Sirach Growth Portfolio
          Institutional Class Shares                    11.45%         N/A      16.40%     12/1/93
     -------------------------------------------------------------------------------------------------
          Institutional Service Class Shares            11.22%         N/A      19.56%     3/22/96
     -------------------------------------------------------------------------------------------------
     Sirach Special Equity Portfolio
          Institutional Class Shares                   -14.99%        6.29%     11.83%     10/2/89
     -------------------------------------------------------------------------------------------------
          Institutional Service Class Shares           -15.27%         N/A      -0.26%     3/22/96
     -------------------------------------------------------------------------------------------------
     Sirach Strategic Balanced Portfolio
          Institutional Class Shares                    10.63%         N/A      12.12%     12/1/93
     -------------------------------------------------------------------------------------------------
     Sirach Equity Portfolio
          Institutional Class Shares                    14.63%         N/A      22.78%      7/1/96
     -------------------------------------------------------------------------------------------------
     Sirach Bond Portfolio
     -------------------------------------------------------------------------------------------------
          Institutional Class Shares                     N/A           N/A       8.84%    11/03/97
     -------------------------------------------------------------------------------------------------
          Institutional Service Class Shares             N/A           N/A       8.42%    11/07/97
     -------------------------------------------------------------------------------------------------

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)6-1]

         Where:

         a =  dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.


TAXES

     In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

     Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

     Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                              Investment       Investment                           Sub-
                                             Advisory Fees    Advisory Fees   Administrator    Administrator    Brokerage
                                                 Paid            Waived        Fee (UAMFSI)     Fee (CGFSC)    Commissions
     =======================================================================================================================
      Sirach Growth Portfolio
          1998                                 $  942,815              -0-       $199,766         $137,236       $386,341
     -----------------------------------------------------------------------------------------------------------------------
          1997                                 $  981,338              -0-       $ 60,383         $149,705       $337,150
     -----------------------------------------------------------------------------------------------------------------------
          1996                                 $  793,566              -0-       $ 27,651         $131,653       $329,607
     -----------------------------------------------------------------------------------------------------------------------
      Sirach Special Equity Portfolio
          1998                                 $1,849,841              -0-       $358,557         $245,389       $503,483
     -----------------------------------------------------------------------------------------------------------------------
          1997                                 $2,768,336              -0-       $158,197         $386,035       $489,884
     -----------------------------------------------------------------------------------------------------------------------
          1996                                 $3,404,812              -0-       $105,982         $511,951       $651,694
     -----------------------------------------------------------------------------------------------------------------------
      Sirach Strategic Balanced Portfolio
          1998                                 $  560,700              -0-       $162,819         $107,247       $128,495
     -----------------------------------------------------------------------------------------------------------------------
          1997                                 $  550,068              -0-       $ 50,769         $104,773       $120,042
     -----------------------------------------------------------------------------------------------------------------------
          1996                                 $  578,683              -0-       $ 27,143         $106,746       $128,066
     -----------------------------------------------------------------------------------------------------------------------
      Sirach Equity Portfolio
          1998                                 $  129,597        $105,815        $ 93,669         $ 76,332       $ 68,643
     -----------------------------------------------------------------------------------------------------------------------
          1997                                 $   18,699        $ 82,349        $  6,234         $ 47,783       $ 41,994
     -----------------------------------------------------------------------------------------------------------------------
          1996*                                        -0-       $  4,898        $    286         $  9,168       $  2,786
     -----------------------------------------------------------------------------------------------------------------------
      Sirach Bond Portfolio
          1998                                         -0-       $182,632        $ 86,660         $ 63,143             -0-

     *During the period from July 1, 1996 (initial offering) to October 31,
     1996.

                                        Distribution and Service Plan Expenses Paid During Fiscal Year Ended October 31, 1998
     ==========================================================================================================================
     Sirach Growth Portfolio                                                    $71,210
     --------------------------------------------------------------------------------------------------------------------------
     Sirach Special Equity Portfolio                                            $ 5,418
     --------------------------------------------------------------------------------------------------------------------------
     Sirach Bond Portfolio                                                      $ 2,161


FINANCIAL STATEMENTS

     The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the

     Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c        This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .  High rates of return on funds employed.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad leading market positions in well-established industries.

               . margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Not Prime     Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

      AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B, CCC    Preferred stock rated BB, B, and CCC are regarded, on
                    balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

      C             A preferred stock rated C is a nonpaying issue.

      D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Plus (+) or   To provide more detailed indications of preferred stock
      minus (-)     quality, ratings from AA to CCC may be modified by the
                    addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     Nature of and provisions of the obligation;

     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated CC is currently highly vulnerable to nonpayment.

      C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

      A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK

      AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BBB-
      BB+/BB/BB-      Below investment grade but deemed likely to meet
                      obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

      B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

      DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

      DP              Preferred stock with dividend arrearages.

SHORT-TERM DEBT

     HIGH GRADE

      D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE

      D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE

      D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE

      D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT

      D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

INTERNATIONAL LONG-TERM CREDIT RATINGS

     INVESTMENT GRADE

      AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

      BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

      DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

     INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D             Default. Denotes actual or imminent payment default.

     NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

     NOTE: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)



                       THE STERLING PARTNERS' PORTFOLIOS
                     STERLING PARTNERS' BALANCED PORTFOLIO
                      STERLING PARTNERS' EQUITY PORTFOLIO
                  STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

                           INSTITUTIONAL CLASS SHARES


                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 16, 1999



  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The Sterling Partners' Portfolios Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for The Sterling Partners' Portfolios by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

DEFINITIONS...................................................................................   1
THE FUND......................................................................................   1
DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.....................................   1
 Equity Securities............................................................................   1
 Debt Securities  (Sterling Partners' Balanced Portfolio).....................................   2
 Derivatives..................................................................................   7
 Foreign Securities...........................................................................  11
 Investment Companies.........................................................................  13
 Repurchase Agreements........................................................................  13
 Restricted Securities........................................................................  14
 Securities Lending...........................................................................  14
 Short-Term Investments.......................................................................  14
 When-Issued, Forward Commitment and Delayed Delivery
  Transactions......................................................  ERROR! BOOKMARK NOT DEFINED.
INVESTMENT POLICIES...........................................................................  16
 Fundamental Investment Policies..............................................................  16
 Non-Fundamental Policies.....................................................................  19
MANAGEMENT OF THE FUND........................................................................  19
CODE OF ETHICS................................................................................  21
PRINCIPAL HOLDERS OF SECURITIES...............................................................  21
INVESTMENT ADVISORY AND OTHER SERVICES........................................................  22
 Investment Adviser...........................................................................  22
 Distributor..................................................................................  23
 Administrative Services......................................................................  24
 Custodian....................................................................................  25
 Independent Public Accountant................................................................  25
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................................  25
 Selection of Brokers.........................................................................  28
 Simultaneous Transactions....................................................................  28
 Brokerage Commissions........................................................................  28
CAPITAL STOCK AND OTHER SECURITIES............................................................  29
 Description Of Shares And Voting Rights......................................................  29
 Dividends and Capital Gains Distributions....................................................  29
PURCHASE REDEMPTION AND PRICING OF SHARES.....................................................  30
 Purchase of Shares...........................................................................  30
 Redemption of Shares.........................................................................  30
 Exchange Privilege...........................................................................  32
 Transfer Of Shares...........................................................................  32
 Valuation of Shares..........................................................................  32
PERFORMANCE CALCULATIONS......................................................................  33
 Total Return.................................................................................  33
 Yield........................................................................................  34
 Comparisons..................................................................................  34
TAXES.........................................................................................  35
EXPENSES......................................................................................  36
FINANCIAL STATEMENTS..........................................................................  36
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS............................................ A-1
APPENDIX B - COMPARISONS...................................................................... B-1

DEFINITIONS

  The "Fund" is UAM Funds, Inc.

  The term "adviser" means Sterling Capital Management Inc., the Fund's investment adviser.

  UAM is United Asset Management Corporation.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

  The term "portfolios" is used to refer to The Sterling Partners' Portfolios as a group, while "portfolio" refers to a single Sterling Partners' Portfolio.

  The terms "board" and "governing board" refer to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

  1940 Act means the Investment Company Act of 1940, as amended.

  All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The Sterling Partners' Portfolios.

THE FUND

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

  The Fund is an open-end, management investment company under the 1940 Act.
  The Sterling Partners' Portfolios are diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES
--------------------------------------------------------------------------------

  Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

STOCK MARKET RISK

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

  . Factors affecting an entire industry, such as increases in production costs.

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

  A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

CONVERTIBLE SECURITIES

  A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

  Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.

DEBT SECURITIES  (STERLING PARTNERS' BALANCED PORTFOLIO)
--------------------------------------------------------------------------------

  Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

  While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. APPENDIX A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings




U.S. GOVERNMENT SECURITIES

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES", below.

CORPORATE BONDS

  For a discussion of these securities see "SHORT-TERM INVESTMENTS - CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)

  GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues

  Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  RISK OF INVESTING IN MORTGAGE-BACKED SECURITIES

  Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

  A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

  Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OTHER ASSET-BACKED SECURITIES

  A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

STRIPPED MORTGAGE-BACKED SECURITIES

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

ZERO COUPON BONDS

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

DERIVATIVES
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions. Each portfolio may invest in stock futures and options, and Sterling Partners' Balanced Portfolio may invest in bond futures, interest rate futures contracts and options.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

  On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  PURCHASING PUT AND CALL OPTIONS

  When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.
  The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  SELLING (WRITING) PUT AND CALL OPTIONS

  When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and
  the premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

     . In the case of an index, a portfolio of securities that corresponds to the index.

     A portfolio can cover a put option by, at the time of selling the option:

     .    Entering into a short position in the underlying security.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     .    Maintaining the entire exercise price in liquid securities.

  OPTIONS ON SECURITIES INDICES

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  OPTIONS ON FUTURES

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  COMBINED POSITIONS

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  CORRELATION OF PRICES

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  LACK OF LIQUIDITY

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the portfolio originally entered into the transaction.   If there is no
  secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

     . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     . Investors may lose interest in a particular derivative or category of derivatives.

     MANAGEMENT RISK

     If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

     MARGIN

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

RISKS OF FOREIGN SECURITIES

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

     FOREIGN CURRENCY RISK

     The securities of foreign companies are frequently denominated in foreign currencies. A portfolios' net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a portfolio. A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa. In addition:

     . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

     . Complex political and economic factors applicable to the issuing country may affect the value U.S. dollars and foreign currencies.

     . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     THE EURO

     The single currency for the European Economic and Monetary Union (EMU), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999, and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process including, trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro, include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .   How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?

     STOCK EXCHANGE AND MARKET RISK

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     LEGAL SYSTEM AND REGULATION RISKS

     Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets:

     . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

     . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     A portfolio may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

     The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

     . The borrower provides collateral at least equal to the market value of the securities loaned.

     . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

     . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

     .   The portfolio can terminate the loan at any time; and

     . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

     These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.

BANK OBLIGATIONS

     A portfolio will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

     TIME DEPOSITS

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     CERTIFICATES OF DEPOSIT

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     BANKER'S ACCEPTANCE

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

     Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

     A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

CORPORATE BONDS

     A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers being an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.




     A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

     Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation (with the exception of a limitation relating to borrowing) shall be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES

     The following investment limitations are fundamental, which means a portfolio cannot change them without the approval by vote of a majority of the outstanding voting securities of the portfolio, as defined in the 1940 Act.

STERLING PARTNERS' BALANCED AND STERLING PARTNERS' EQUITY PORTFOLIOS

     Each of the above portfolios will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and than, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     .   Invest in commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies a portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than three years.

     . Issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

     . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the sec.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

     .   Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and Board members of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

     The portfolio will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and than, in no event, in excess of 133 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     .   Invest in commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies a portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than three years.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into futures or repurchase transactions.

     . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the sec.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

     .   Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and Board members of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies. The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts; and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

     .   Invest more than 20% of the portfolio's assets in foreign securities.

     In addition, the adviser intends to limit the Sterling Partners' Balanced Portfolio's fixed income investments to investment grade securities; however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.

MANAGEMENT OF THE FUND

     The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is described in the 1940 Act.

                                                                                                                      TOTAL
                                                                                              AGGREGATE            COMPENSATION
                          POSITION                                                        COMPENSATION FROM          FROM UAM
                            UAM                                                            REGISTRANT AS OF    FUNDS COMPLEX AS OF
  NAME, ADDRESS, DOB    FUNDS, INC.    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       OCTOBER 31, 1998      OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.         Director   President of Squam Investment Management                  $29,465                 $37,000
College Road -- RFD 3                   Company, Inc. and Great Island Investment
Meredith, NH 03253                      Company, Inc.; President of Bennett
1/26/29                                 Management Company from 1988 to 1998.
------------------------------------------------------------------------------------------------------------------------------------

Nancy J. Dunn                Director   Financial Officer of World Wildlife Fund; Formerly        $29,465                 $37,000
10 Garden Street                        Vice President for Finance and Administration
Cambridge, MA 02138                     and Treasurer of Radcliffe College from 1991
8/14/51                                 to 1999.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                      TOTAL
                                                                                              AGGREGATE            COMPENSATION
                          POSITION                                                        COMPENSATION FROM          FROM UAM
                            UAM                                                            REGISTRANT AS OF    FUNDS COMPLEX AS OF
  NAME, ADDRESS, DOB    FUNDS, INC.    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       OCTOBER 31, 1998      OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

William A. Humenuk        Director     Executive Vice President and Chief Administrative       $29,465                   $37,000
King Street West                       Officer of Philip Services Corp.; Formerly,
P.O. Box 2440, LCD-1,                  a Partner in the Philadelphia office of the law
Hamilton  Ontario,                     firm Dechert Price & Rhoads; Director,
Canada L8N-4J6                         Hofler Corp..
4/21/42
------------------------------------------------------------------------------------------------------------------------------------

Philip D. English         Director     President and Chief Executive Officer of                $29,465                   $37,000
16 West Madison Street                 Broventure Company, Inc.; Chairman of the Board of
Baltimore, MD 21201                    Chektec Corporation and Cyber Scientific, Inc
8/5/48
------------------------------------------------------------------------------------------------------------------------------------

Norton H. Reamer*         Director,    Chairman, Chief Executive Officer and a Director              0                         0
One International Place   President    of United Asset Management Corporation; Director,
Boston, MA 02110            and        Partner or Trustee of each of the Investment
3/21/35                   Chairman     Companies of the Eaton Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------

Peter M. Whitman, Jr. *   Director     President and Chief Investment Officer of Dewey               0                         0
One Financial Center                   Square Investors Corporation since 1988;
Boston, Ma 02111                       Director and Chief Executive Officer of H.T.
7/1/43                                 Investors, Inc., formerly a subsidiary of Dewey
                                       Square.
------------------------------------------------------------------------------------------------------------------------------------

James P. Pappas*          Senior Vice  Senior Vice President of UAM Investment Services,             0                         0
211 Congress Street       President    Inc. and UAM Trust Company since January 1996;
Boston, Ma 02110                       Principal of UAM Fund Distributors, Inc. since
2/24/53                                December 12, 1995; formerly a Director and Chief
                                       Operating Officer of CS First Boston Investment
                                       Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------

William H. Park           Vice         Executive Vice President and Chief Financial                  0                         0
One International         President    Officer of United Asset Management Corporation.
Place Boston, MA
02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------

Gary L. French            Treasurer    President of UAMFSI and UAMFDI, formerly Vice                 0                         0
211 Congress Street                    President of Operations, Development and Control of
Boston, MA 02110                       Fidelity Investments in 1995; Treasurer of the
7/4/51                                 Fidelity Group of Mutual Funds from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------

Michael E. DeFao          Secretary    Vice President and General Counsel of UAMFSI and              0                         0
211 Congress Street                    UAMFDI;  Associate Attorney of Ropes & Gray (a
Boston, MA 02110                       law firm) from 1993 to 1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------

Robert R. Flaherty        Assistant    Vice President of UAMFSI; formerly Manager of                 0                         0
211 Congress Street       Treasurer    Fund Administration and Compliance of CGFSC
Boston, MA 02110                       from 1995 to 1996; Deloitte & Touche LLP from
9/18/63                                1985 to 1995, Senior Manager.
------------------------------------------------------------------------------------------------------------------------------------

Michael J. Leary          Assistant    Vice President of Chase Global Funds Services                 0                         0
73 Tremont Street         Treasurer    Company since 1993.  Manager of Audit at
Boston, MA  02108                      Ernst & Young from 1988 to 1993.
11/23/65
------------------------------------------------------------------------------------------------------------------------------------

Michelle Azrialy          Assistant    Assistant Treasurer of Chase Global Funds                     0                         0
73 Tremont Street         Secretary    Services Company since 1996.  Senior Public
Boston, MA 02108                       Accountant with Price Waterhouse LLP from
4/12/69                                1991 to 1994.
------------------------------------------------------------------------------------------------------------------------------------


CODE OF ETHICS

     The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

     As of February 8 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

     As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE OF SHARES OWNED           PORTFOLIO                     CLASS
------------------------------------------------------------------------------------------------------------------------------------


UMBSC & Co.                                    15.54%                  Sterling Partners'      Institutional Class Shares
FBO Interstate Brands                                                  Balanced Portfolio
Conservative Growth
P.O. Box 419175
Kansas City, MO 64141-6175
------------------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                     14.20%                  Sterling Partners'      Institutional Class Shares
Reinvest Account                                                       Balanced Portfolio
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------

Centura Bank                                    9.56%                  Sterling Partners'      Institutional Class Shares
P.O. Box 1220                                                          Balanced Portfolio
131 N. Church Street
Rocky Mount, NC 27804-5402
------------------------------------------------------------------------------------------------------------------------------------

UMBSC & Co.                                     5.79%                  Sterling Partners'      Institutional Class Shares
FBO Interstate Brands                                                  Balanced Portfolio
Moderate Growth
P.O. Box 419175
Kansas City, MO 64141-6175
------------------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                     17.49%              Sterling Partners' Equity   Institutional Class Shares
Reinvest Account                                                           Portfolio
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------

ENJAYCO                                         8.18%              Sterling Partners' Equity   Institutional Class Shares
FBO Smith Anderson 401K Plan                                               Portfolio
90483
P.O. Box 17909
Milwaukee, WI 53217-0909
------------------------------------------------------------------------------------------------------------------------------------

H Keith Brunnemer Jr. TR                        6.27%              Sterling Partners' Equity   Institutional Class Shares
FBO Michael Peeler Fund                                                    Portfolio
P.O. Box 6024
Charlotte, NC 28207-0001
------------------------------------------------------------------------------------------------------------------------------------

First Citizens Bank & Trust Co. TR              5.63%              Sterling Partners' Equity   Institutional Class Shares
FBO Sanger Clinic                                                          Portfolio
P.O. Box 29522
Raleigh, NC 27626-0522
------------------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                     14.52%               Sterling Partners Small    Institutional Class Shares
------------------------------------------------------------------------------------------------------------------------------------


NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE OF SHARES OWNED           PORTFOLIO                     CLASS
------------------------------------------------------------------------------------------------------------------------------------

Reinvest Account                                                      Cap Value Portfolio
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------

Northern Trust Company CUST                    7.42%                  Sterling Partners' Small      Institutional Class Shares
FBO Holly Cross Employee                                                Cap Value Portfolio
Retirement Trust HLT Plan
P.O. Box 92956
Chicago, IL 60675-2956
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co. TR                        7.40%                  Sterling Partners' Small      Institutional Class Shares
Capital 401K & PSP                                                      Cap Value Portfolio
c/o Mutual Funds UAM
P.O. Box 8971
Wilmington, DE 19890-0001
------------------------------------------------------------------------------------------------------------------------------------


  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
--------------------------------------------------------------------------------

CONTROL OF ADVISER

     The adviser is located at 301 South College Street, Suite 3200, Charlotte, NC 28202. The adviser is a wholly-owned subsidiary of UAM and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.

INVESTMENT ADVISORY AGREEMENT

     SERVICE PERFORMED BY ADVISER

     Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

     .   Manage the investment and reinvestment of the assets of the portfolios.

     . Continuously review, supervise and administer the investment program of the portfolios.

     . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

  LIMITATION OF LIABILITY

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

  CONTINUING AN ADVISORY AGREEMENT

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

  INVESTMENT ADVISORY FEE

  For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                                     Annual Percentage Rate
  Sterling Partners'  Balanced Portfolio                        0.75%
  Sterling Partners' Equity Portfolio                           0.75%
  Sterling Partners' Small Cap Value Portfolio                  1.00%

  EXPENSE LIMITATION

  The adviser may voluntarily agree to limit the expenses of the portfolios.
  The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

REPRESENTATIVE INSTITUTIONAL CLIENTS

  As of the date of this SAI, the adviser's representative institutional clients included Nucor Corp., Dean Witter, Reynolds, Inc., Walter Industries, Inc., Georgia Marble Corp., Harriett & Henderson, Sanger Clinic, Adobe Systems, Inc., Davidson College, Lakeland Regional Medical Center, and Cisco Systems, Inc.

  In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------

     UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

ADMINISTRATOR

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

  .   Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .   SEC fees and state Blue-Sky fees.

  .   EDGAR filing fees.

  .   Processing services and related fees.

  .   Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .   Insurance premiums including fidelity bond premiums.

  .   Outside legal expenses.

  .   Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .   Cost and expenses of Fund stationery and forms.

  .   Costs of special telephone and data lines and devices.

  .   Trade association dues and expenses.

  .   Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

  UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

  In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

  A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                               Annual Rate
      Sterling Partners'  Balanced Portfolio                     0.06%
      Sterling Partners' Equity Portfolio                        0.06%
      Sterling Partners' Small Cap Portfolio                     0.04%

  B. An annual base fee that UAMFSI pays to CGFSC for its $52,500 for the first operational class; sub-administration and other services calculated at $7,500 for each additional operational class; the annual rate of and 0.039% of their pro rata share of the combined assets of the UAM Funds.

  C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

SHAREHOLDER SERVICING ARRANGEMENTS

  UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------
  The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------
EQUITY SECURITIES

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

CAPITAL STOCK AND OTHER SECURITIES

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
  The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

  Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

PURCHASE REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES
--------------------------------------------------------------------------------
  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.

IN-KIND PURCHASES

  If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a portfolio unless:

  . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.


  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL

  Requests to redeem shares must include:

  .   Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES

  To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Fund may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

  .   For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of The UAM Funds do not charge a sales commission or charge of any kind.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
     The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

OTHER ASSETS

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

PERFORMANCE CALCULATIONS

     The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     These figures are calculated according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P    =   a hypothetical initial payment of $1,000

          T    =   average annual total return

          n    =   number of years

          ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total rates of return of the Institutional Class Shares of the Portfolios as of October 31, 1998, are as follows:

                                                  One Year Ended   Five Years Ended   Since Inception   Inception Date
     ------------------------------------------------------------------------------------------------------------------------
     Sterling Partners' Balanced Portfolio           6.58%             11.65%            10.95%         3/15/91

        Institutional Class Shares
     ---------------------------------------------------------------------------------------------------------------------
     Sterling Partners' Equity Portfolio
        Institutional Class Shares                        4.34%             15.79%            14.28%         5/15/91
     ---------------------------------------------------------------------------------------------------------------------
     Sterling Partners' Small Cap Value Portfolio
     Institutional Class Shares                         -10.08%               N/A             12.22%         1/2/97
     ---------------------------------------------------------------------------------------------------------------------

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.


TAXES

     In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

     Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

     Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes may reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.


EXPENSES

                                          Investment        Investment
                                        Advisory Fees     Advisory Fees    Administrator    Sub-Administrator       Brokerage
                                            Paid             Waived         Fee (UAMFSI)        Fee (CGFSC)        Commissions
--------------------------------------------------------------------------------------------------------------------------------
Sterling Partners' Balanced Portfolio
        1998                            $  608,044             -0-         $  051,575       $    82,561            $  89,004
--------------------------------------------------------------------------------------------------------------------------------
        1997                            $  542,796             -0-         $   43,421       $    81,424            $ 110,763
--------------------------------------------------------------------------------------------------------------------------------
        1996                            $  462,951             -0-         $   19,899       $    79,502            $ 103,597
--------------------------------------------------------------------------------------------------------------------------------
Sterling Partners' Equity Portfolio
        1998                            $  363,308       $ 48,983          $   35,899       $    77,210               93,953
--------------------------------------------------------------------------------------------------------------------------------
        1997                            $  266,244       $ 70,708          $   26,971       $    76,637            $  87,354
--------------------------------------------------------------------------------------------------------------------------------
        1996                            $  184,081       $ 72,415          $   11,405       $    76,476            $  91,721
--------------------------------------------------------------------------------------------------------------------------------
Sterling Partners' Small Cap Value
 Portfolio
        1998                            $  243,325       $ 73,508          $   15,483       $    66,555            $ 163,245
--------------------------------------------------------------------------------------------------------------------------------
        1997                            $   11,374       $ 66,275          $    3,106       $    27,344            $  54,402
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

     The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c         This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba        Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .  High rates of return on funds employed.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               .  Broad leading market positions in well-established industries.

               . margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B,    Preferred stock rated BB, B, and CCC are regarded, on balance, as
     CCC       predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

     C         A preferred stock rated C is a nonpaying issue.

     D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or   To provide more detailed indications of preferred stock
     minus (-)     quality, ratings from AA to CCC may be modified by the
                   addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     Nature of and provisions of the obligation;

     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.


     Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


     BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC   An obligation rated CC is currently highly vulnerable to nonpayment.

     C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

LONG-TERM DEBT AND PREFERRED STOCK
     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


     AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
     BBB-

     BB+/BB/BB-      Below investment grade but deemed likely to meet
                     obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

     DP              Preferred stock with dividend arrearages.

SHORT-TERM DEBT

     High Grade
     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE
     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

INTERNATIONAL LONG-TERM CREDIT RATINGS

     INVESTMENT GRADE

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     SPECULATIVE GRADE

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

     INTERNATIONAL SHORT-TERM CREDIT RATINGS

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D                Default. Denotes actual or imminent payment default.


     NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds

                                PO Box 419081

                          Kansas City, MO  64141-6081

                     (Toll free) 1-877-UAM-LINK (826-5465)



                              The TS&W Portfolios
                             TS&W Equity Portfolio
                      TS&W International Equity Portfolio
                          TS&W Fixed Income Portfolio
                            TS&W Balanced Portfolio

                          Institutional Class Shares

                      Statement of Additional Information


                            February 16, 1999



This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The TS&W Portfolios' Institutional Class Shares dated February 16, 1999. You may obtain a Prospectus for The TS&W Portfolios by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS
DEFINITIONS..............................................................   1
THE FUND.................................................................   1
DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS................   1
 Equity Securities (All Portfolios except TS&W Fixed Income Portfolio)..    1
 Debt Securities (All Portfolios except TS&W Equity Portfolio)..........    2
 Derivatives (TS&W International Equity Portfolios)......................   7
 Foreign Securities......................................................  12
 Investment Companies....................................................  15
 Restricted Securities...................................................  15
 Repurchase Agreements...................................................  15
 Securities Lending......................................................  16
 Short-Term Investments..................................................  16
 When-Issued, Forward Commitment and Delayed Delivery Transactions.......  17
INVESTMENT POLICIES......................................................  18
 Fundamental Investment Policies.........................................  18
 Non-Fundamental Policies................................................  21
MANAGEMENT OF THE FUND...................................................  22
CODE OF ETHICS...........................................................  23
PRINCIPAL HOLDERS OF SECURITIES..........................................  24
INVESTMENT ADVISORY AND OTHER SERVICES...................................  25
 Investment Adviser......................................................  25
 Distributor.............................................................  27
 Administrative Services.................................................  27
 Custodian...............................................................  29
 Independent Public Accountant...........................................  29
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................  29
 Selection of Brokers....................................................  29
 Simultaneous Transactions...............................................  29
 Brokerage Commissions...................................................  29
CAPITAL STOCK AND OTHER SECURITIES.......................................  30
 Description Of Shares And Voting Rights.................................  30
 Dividends and Capital Gains Distributions...............................  30
PURCHASE REDEMPTION AND PRICING OF SHARES................................  31
 Purchase of Shares......................................................  31
 Redemption of Shares....................................................  32
 Exchange Privilege......................................................  33
 Transfer Of Shares......................................................  33
 Valuation of Shares.....................................................  33
PERFORMANCE CALCULATIONS.................................................  34
 Total Return............................................................  34
 Yield...................................................................  35
 Comparisons.............................................................  35
TAXES....................................................................  36
EXPENSES.................................................................  36
FINANCIAL STATEMENTS.....................................................  37
APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS....................... A-1
APPENDIX B - COMPARISONS................................................. B-1

DEFINITIONS

     The "Fund" is UAM Funds, Inc.

     The term "adviser" means Thompson, Siegel & Walmsley, Inc., the Fund's investment adviser.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     CGFSC is Chase Global Funds Service Company, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Trust II and all of their portfolios.

     The term "portfolios" is used to refer to The TS&W Portfolios as a group, while "portfolio" refers to a single TS&W Portfolio.

     The terms "board" and "governing board" refers to the Fund's Board of Directors as a group, while "board member" refers to a single member of the board.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectuses of The TS&W Portfolios.

THE FUND

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

     The Fund is an open-end, management investment company under the 1940 Act. The TS&W Portfolios are diversified series of the Fund. This means that with respect to 75% of its total assets, the portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets are not subject to this restriction. To the extent the portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

EQUITY SECURITIES  (ALL PORTFOLIOS EXCEPT TS&W FIXED INCOME PORTFOLIO)
--------------------------------------------------------------------------------
     Some of the portfolios may invest in equity securities such as common and preferred stocks. While investing in stocks allows a portfolio to participate in the benefits of owning a company, a portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

STOCK MARKET RISK

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

     . Factors affecting an entire industry, such as increases in production costs.

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

RIGHTS AND WARRANTS

     A portfolio may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. Therefore, an investment in warrants and rights may entail greater risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a portfolio's assets as compared with investing the same amount in the underlying stock.

CONVERTIBLE SECURITIES  (ALL PORTFOLIOS)

     A portfolio may purchase corporate bonds, debentures and preferred stock that are convertible into common stock. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation.

     Convertible corporate bonds, debentures and preferred stock are subject to the same risks as similar securities without the convertible feature. In addition, their market price tends to go up if the stock price moves up. For this reason, convertible securities are more volatile in price during times of steady interest rates than other types of fixed income securities.

DEBT SECURITIES  (ALL PORTFOLIOS EXCEPT TS&W EQUITY PORTFOLIO)
--------------------------------------------------------------------------------

     Debt securities are used by corporations and governments to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). One can estimate the anticipated change in the price of a fixed rate security for each 1% shift in interest rates by using a risk measure known as effective duration. An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.

     While serving as a good estimator of prospective returns, effective duration is an imperfect measure. While lower interest rates generally improve the value of a fixed income portfolio, lower interest rates may also introduce certain risks which may independently cause the share price of the portfolio to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected, which introduces reinvestment risk. Reinvesting portfolio assets at lower rates may reduce the yield of the portfolio. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. Neglecting this drift in average maturity may have the unintended effect of increasing or reducing the effective duration of the portfolio which may in turn adversely affect the expected performance of the portfolio.

CREDIT RATING

     Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

     Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings

U.S. GOVERNMENT SECURITIES

     For a discussion of these securities see "SHORT-TERM INVESTMENTS - GOVERNMENT SECURITIES," below.

CORPORATE BONDS

     For a discussion of these securities see "SHORT-TERM INVESTMENTS -CORPORATE BONDS," below.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Mortgage-backed securities differ from other forms of debt securities because they make monthly payments that consist of both interest and principal payments. (Other debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.) In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

     Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA, a wholly owned U.S. government corporation within the Department of Housing and Urban Development, is the principal governmental guarantor of mortgage-related securities. GNMA, which is backed by the full faith and credit of the U.S. government, guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA, which is regulated by the Secretary of Housing and Urban development, purchases conventional mortgages from a list of approved seller/servicers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risk of Investing in Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences include interest and principal payments that are more frequent (usually monthly), adjustable interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

     A portfolio may fail to recover fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee because the counter-party failed to meet its commitments.

     Changes in interest rates and a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause the loans underlying a mortgage-backed security to be repaid sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, when interest rates are rising many mortgage-backed securities will see a decline in the prepayment rate, extending their average life. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

OTHER ASSET-BACKED SECURITIES

     A broad range of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through or CMO structures described above. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Because of the large number of vehicles involved and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

STRIPPED MORTGAGE-BACKED SECURITIES

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal (the "principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

ZERO COUPON BONDS

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

DERIVATIVES (TS&W INTERNATIONAL EQUITY PORTFOLIOS)
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A portfolio tries to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

     A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A portfolio will incur commission expenses in both opening and closing futures positions.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

     A portfolio may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a portfolio expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a portfolio is obligated to sell the securities at a future lower price. When a portfolio's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the portfolio. On the other hand, a decline in the value of the futures position would offset any unanticipated appreciation in the value of the holdings of the portfolio.

     On other occasions, a portfolio may take a "long" position by purchasing futures contracts. For example, when a portfolio expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A portfolio may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When a portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). A portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A portfolio is permitted only to write covered options. A portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a portfolio of securities that corresponds to the index.

  .  A portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  .  Maintaining the entire exercise price in liquid securities.

  OPTIONS ON SECURITIES INDICES

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  OPTIONS ON FUTURES

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  COMBINED POSITIONS

  A portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

SWAP AGREEMENTS

  Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a portfolio's exposure to interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

  Swap agreements tend to shift the investment exposure of a portfolio from one type of investment to another. For example, if the portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the investments of a portfolio and its share price.

  The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  A portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

ADDITIONAL RISKS OF DERIVATIVES

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  Correlation of Prices

  A portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a portfolio. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  LACK OF LIQUIDITY

  Before a futures contract or option is exercised or expires, a portfolio can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the portfolio originally entered into the transaction.   If there is no
  secondary market for the contract, or the market is illiquid, a portfolio may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the portfolio to hedge its investments and may prevent a portfolio from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

  . A portfolio may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

  . Investors may lose interest in a particular derivative or category of derivatives.

  MANAGEMENT RISK

  If the adviser incorrectly predicts stock market and interest rate trends, a portfolio may lose money by investing in derivatives. For example, if a portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  MARGIN

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES

RISKS OF FOREIGN SECURITIES

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may take actions adverse to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.

  FOREIGN CURRENCY RISK

  The securities of foreign companies are frequently denominated in foreign currencies. A portfolios' net asset value is denominated in U.S. dollars. Thus, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of the securities of a
  portfolio.   A portfolio also may incur costs to convert foreign currencies into U.S. dollars and vice versa.  In addition:

  . Foreign currency exchange rates reflect relative values of two currencies, usually the U.S. dollar and the foreign currency in question.

  . Complex political and economic factors applicable to the issuing country may affect the value U.S. dollars and foreign currencies.

  . The actions of U.S. and foreign governments may affect significantly the currency exchange rates.

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

  There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  THE EURO

  The single currency for the European Economic and Monetary Union (EMU), the Euro, is scheduled to replace the national currencies for participating member countries over a period that begins on January 1, 1999, and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euro and redenominating many investments, currency balances and transfer mechanisms into Euro. The portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euro. Accordingly, the portfolios expect the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process including, trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Some of the uncertainties surrounding the conversion to the Euro, include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

  Forward Foreign Currency Exchange Contracts (TS&W International Equity Portfolio)

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  FOREIGN CURRENCY HEDGING STRATEGIES (TS&W INTERNATIONAL EQUITY PORTFOLIO)

  A "settlement hedge" or "transaction hedge" is designed to protect a portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.

  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  STOCK EXCHANGE AND MARKET RISK

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets. This may lead to increased risk or substantial delays in case of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

  LEGAL SYSTEM AND REGULATION RISKS

  Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.
  Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Foreign markets may offer less protection to investors than U.S. markets:

  . Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . Economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

EMERGING MARKETS

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have (1) relatively unstable governments, (2) may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and (3) may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portfolio may recover a portion of these taxes, the portion they cannot recover will reduce the income the portfolio receives from its investments. The portfolios do not expect such foreign withholding taxes to have a significant impact on performance.


AMERICAN DEPOSITARY RECEIPTS (ADRS)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A portfolios may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A portfolio may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the portfolio.

  The Fund has received permission from the SEC to allow each of its portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio provided that the investment is consistent with the portfolio's investment policies and restrictions. Based upon the portfolio's assets invested in the UAM DSI Money Market Portfolio, the investing portfolio's adviser will waive its investment advisory and any other fees earned as a result of the portfolio's investment in the UAM DSI Money Market Portfolio. The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of the shareholders of the UAM DSI Money Market Portfolio.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  Each portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, a portfolio buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A portfolio normally uses repurchase agreements to earn income on assets that are not invested. A portfolio will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

SECURITIES LENDING
--------------------------------------------------------------------------------

  To earn additional income, the portfolios may lend up to one-third of their total assets (including the value of the collateral for the loans) at fair market value to broker- dealers or other financial institutions. A portfolio may reinvest any cash collateral in short-term securities and money market funds. A portfolio will only lend its securities if:

  . The borrower provides collateral at least equal to the market value of the securities loaned.

  . The collateral pledged and maintained by the borrower must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government.

  . The borrower adds to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis).

  .  The portfolio can terminate the loan at any time; and

  . The portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments).

  These risks are similar to the ones involved with repurchase agreements. When a portfolio lends securities, there is a risk that it will lose money because the borrower fails to return the securities involved in the transaction. In addition, the borrower may become financially unable to honor its contractual obligations, which may delay or prevent the portfolio from liquidating the collateral.

SHORT-TERM INVESTMENTS

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each portfolio may invest a portion of its assets in the short-term investments described below.


Bank Obligations

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a portfolio may purchase.

  TIME DEPOSITS

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  CERTIFICATES OF DEPOSIT

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  BANKER'S ACCEPTANCE

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


COMMERCIAL PAPER

  Commercial paper constitutes short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

U.S. GOVERNMENT SECURITIES

    A portfolio may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the U.S. government. Others, however, are supported only by the right of the instrumentality to borrow from the U.S. government.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

CORPORATE BONDS

  A portfolio may buy corporate bonds and notes that are considered investment grade securities. Investment grade securities have received one of the four highest grades assigned by a rating agency, or determined to be of comparable quality by the adviser. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Like other debt securities, corporate debt securities involve a risk that the corporate issuer will not make timely payment of either interest or principal, or may default entirely. In addition, the market price of corporate debt securities may go down because of changes in interest rates.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or delivery securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers being an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the portfolio.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means a portfolio cannot change them without the approval by vote of a majority of the outstanding voting securities of the portfolio, as defined in the 1940 Act.

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into repurchase transactions.

     . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the portfolio's total assets, or
          (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

TS&W EQUITY AND FIXED INCOME PORTFOLIOS

  Each of the portfolios will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the portfolio's total assets, or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, and the Rules and Regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

TS&W INTERNATIONAL PORTFOLIO

The portfolio will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options and futures or repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the portfolio's total assets, or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the Rules and Regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  In addition to the policies described above, the following limitations are non-fundamental (i.e., the portfolio may change them without shareholder approval) policies.

TS&W BALANCED PORTFOLIO

  The portfolio will not:

  .  Invest in commodities.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

TS&W EQUITY PORTFOLIO

  The portfolio will not:

  . Invest more than 20% of the portfolio's assets in American Depositary Receipts.

  .  Invest in commodities.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

TS&W FIXED INCOME PORTFOLIO

  The portfolio will not:

  .  Invest in commodities.

     Invest more than 20% of the portfolio's assets in obligations or foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  In addition, the adviser intends to limit the TS&W Fixed Income Portfolio's investments to investment grade securities; however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.

TS&W INTERNATIONAL PORTFOLIO

  The portfolio will not:

  . Invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets is required as deposit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

  . Invest in stock or bond futures and/or options on futures unless not more than 5% of the portfolio's assets are invested in stock or bond futures and options.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

MANAGEMENT OF THE FUND

  The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or CGFSC pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex. Those people with an asterisk besides their name are "interested persons" of the Fund as that term is defined by the 1940 Act.

                                                                                                                 TOTAL COMPENSATION
                                                                                       AGGREGATE COMPENSATION         FROM UAM
                       POSITION UAM                                                     FROM REGISTRANT AS OF    FUNDS COMPLEX AS OF
NAME, ADDRESS, DOB      FUNDS, INC.    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       OCTOBER 31, 1998        OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.   Director      President of Squam Investment Management Company,         $29,465                  $37,000
College Road -- RFD 3                Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                   President of Bennett Management Company from
1/26/29                              1988 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn          Director      Financial Officer, World Wildlife Fund; Formerly          $29,465                  $37,000
10 Garden Street                     Vice President for Finance and Administration and
Cambridge, MA 02138                  Treasurer of Radcliffe College from 1991 to 1999.
8/14/51

                                                                                                                 TOTAL COMPENSATION
                                                                                       AGGREGATE COMPENSATION         FROM UAM
                        POSITION UAM                                                    FROM REGISTRANT AS OF    FUNDS COMPLEX AS OF
NAME, ADDRESS, DOB       FUNDS, INC.    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS      OCTOBER 31, 1998        OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk      Director        Executive Vice President and Chief                      $29,465                 $37,000
100 King Street West                    Administrative Officer of Philip Services
P.O. Box 2440, LCD-1,                   Corp.; Formerly, a Partner in the Philadelphia
Hamilton  Ontario,                      office of the law firm Dechert Price & Rhoads;
Canada L8N-4J6                          Director, Hofler Corp.
4/21/42
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English       Director        President and Chief Executive Officer of                $29,465                 $37,000
16 West Madison Street                  Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201                     Board of Chektec Corporation and Cyber
8/5/48                                  Scientific, Inc
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*       Director,       President, Chief Executive Officer and a                   0                       0
One International       President and   Director of United Asset Management
Place Boston, MA        Chairman        Corporation; Director, Partner or Trustee of
02110 3/21/35           of Mutual       each of the Investment Companies of the Eaton
                        Funds.          Vance Group
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*  Director        Chairman and Chief Investment Officer of                   0                       0
One Financial Center                    Dewey Square Investors Corporation since
Boston, MA 02111                        1988; Director and Chief Executive Officer
7/1/43                                  of H.T. Investors, Inc., formerly a
                                        subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*        Director        Senior Vice President of UAM Investment                    0                       0
211 Congress Street                     Services, Inc. and UAM Trust Company
Boston, Ma 02110                        since January 1996; Principal of UAM Fund
2/24/53                                 Distributors, Inc. since December 12, 1995;
                                        formerly a Director and Chief Operating
                                        Officer of CS First Boston Investment
                                        Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------
William H. Park         Vice            Executive Vice President and Chief Financial               0                       0
One International Place President       Officer of United Asset Management Corporation.
Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French          Treasurer       President of UAMFSI and UAMFDI, formerly Vice              0                       0
211 Congress Street                     President of Operations, Development and
Boston, MA 02110                        Control of Fidelity Investments in 1995;
7/4/51                                  Treasurer of the Fidelity Group of Mutual Funds
                                        from 1991 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Michael E. DeFao        Secretary       Vice President and General Counsel of UAMFSI               0                       0
211 Congress Street                     and UAMFDI; Associate Attorney of Ropes & Gray
Boston, MA 02110                        (a law firm) from 1993 to 1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty      Assistant       Vice President of UAMFSI; formerly Manager of              0                       0
211 Congress Street     Treasurer       Fund Administration and Compliance of CGFSC
Boston, MA 02110                        from 1995 to 1996; Deloitte & Touche LLP from
9/18/63                                 1985 to 1995, Senior Manager.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Leary        Assistant       Vice President of Chase Global Funds Services              0                       0
73 Tremont Street       Treasurer       Company since 1993.  Manager of Audit at Ernst
Boston, MA  02108                       & Young from 1988 to 1993.
11/23/65
------------------------------------------------------------------------------------------------------------------------------------
Michelle Azrialy        Assistant       Assistant Treasurer of Chase Global Funds                  0                       0
73 Tremont Street       Secretary       Services Company since 1996.  Senior Public
Boston, MA 02108                        Accountant with Price Waterhouse LLP from
4/12/69                                 1991 to 1994.

___________

CODE OF ETHICS

  The Fund has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

  As of February 8, 1999, the members of the governing board and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

  As of February 8, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                                 Percentage of
               Name and Address of Shareholder                   Shares Owned          Portfolio                  Class
  ---------------------------------------------------------------------------------------------------------------------------------
  Bull & Co.                                                         12.59%      TS&W Equity Portfolio  Institutional Class Shares
  301 N. Main Street MC NC 31057
  P.O. Box 3073
  Winston Salem, NC 27150-0001
  ---------------------------------------------------------------------------------------------------------------------------------
  Lewis Gale Clinic, Inc.                                            12.17%      TS&W Equity Portfolio  Institutional Class Shares
  1802 Braeburn Drive
  Salem, VA 24153-7306
  ---------------------------------------------------------------------------------------------------------------------------------
  Lewis & Gale Clinic, Inc.                                           9.24%      TS&W Fixed Income      Institutional Class Shares
  1802 Braeburn Drive                                                                Portfolio
  Salem, VA 24153-7306
  ---------------------------------------------------------------------------------------------------------------------------------
  Crestar Bank                                                        9.04%      TS&W Fixed Income      Institutional Class Shares
  FBO C B Fleet DEF Benefit PP TRSTE                                                 Portfolio
  P.O. Box  27284
  Richmond, VA 23261-7284
  ---------------------------------------------------------------------------------------------------------------------------------
  Bull & Co.                                                          5.72%      TS&W Fixed Income      Institutional Class Shares
  301 N. Main Street MC NC 31057                                                     Portfolio
  P.O. Box 3073
  Winston Salem, NC 27150-0001
  ---------------------------------------------------------------------------------------------------------------------------------
  Riverside Health Care Foundation                                   10.48%      TS&W International     Institutional Class Shares
  606 Denbigh Blvd, Suite 601                                                      Equity Portfolio
  Newport News, VA 23608-4442
  ---------------------------------------------------------------------------------------------------------------------------------
  The Kenedy Foundation                                               9.65%      TS&W International     Institutional Class Shares
  1700 Tower II                                                                    Equity Portfolio
  Corpus Christi, TX 78478
  ---------------------------------------------------------------------------------------------------------------------------------


  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
--------------------------------------------------------------------------------
CONTROL OF ADVISER

  The adviser is located at 5000 Monument Avenue, Richmond, VA 23230. The adviser is a wholly-owned subsidiary and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds complex.


INVESTMENT ADVISORY AGREEMENT

  SERVICE PERFORMED BY ADVISER

  Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Fund, on behalf of each portfolio, and the adviser, the adviser has agreed to:

  .  Manage the investment and reinvestment of the assets of the portfolios.
  . Continuously review, supervise and administer the investment program of the portfolios.
  . Determine in its discretion the securities a portfolio will buy or sell and the portion of its assets such portfolio will hold uninvested.

  LIMITATION OF LIABILITY

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

  CONTINUING AN ADVISORY AGREEMENT

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Fund who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Fund or a majority of the shareholders of the portfolio. An Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, by vote of a majority of the portfolios' shareholders on 60 days' written notice to the adviser. The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

  INVESTMENT ADVISORY FEE

  For its services, the adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the portfolio for the month. The adviser's fee is paid in monthly installments. For more information see "EXPENSES" below.

                                         Annual Percentage Rate
-----------------------------------------------------------------------
TS&W Balanced Portfolio                         0.65%
-----------------------------------------------------------------------
TS&W Equity Portfolio                           0.75%
-----------------------------------------------------------------------
TS&W International Equity Portfolio             1.00%
-----------------------------------------------------------------------
TS&W Fixed Income Portfolio                     0.45%

  EXPENSE LIMITATION

  The adviser may voluntarily agree to limit the expenses of the portfolios.
  The adviser may further reduce its compensation to the extent that the expenses of a portfolio exceed such lower expense limitation as the adviser may, by notice to the portfolio, declare to be appropriate. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a distribution plan, payments required under such plan. The prospectus describes the terms of any expense limitation that are in effect from time to time.

PHILOSOPHY AND STYLE

  The adviser's investment professionals work as a team in the development of equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the adviser attempts to assess which areas of the economy are expected to exhibit relative strength and studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation analysis, the adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional and fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The adviser attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other companies in the market.

  The adviser's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interactive economic top-down approach, valuation analysis, market structure analysis, and fundamental credit analysis. Economic analysis begins with an examination of monetary policy, fiscal policy, and gross domestic product. An internally generated outlook for the direction of interest rates is formulated, and the maturities duration of portfolios will be established to reflect the adviser's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index. Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis examines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of interest rates to historical cycles in terms of interest rates, supply and demand trends, and investor sentiment. Extreme variance from the norm which creates excessive risk or opportunity is often highlighted by this work, and portfolios are adjusted accordingly.

  The adviser's investment professionals work as a team in the development of international equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the adviser attempts to assess which areas of various national economies are expected to exhibit relative strength. Broad economic and political trends are monitored as well as the movement of interest rates and corporate earnings. Through fundamental valuation analysis, the adviser attempts to seek out countries, sectors, industries, and companies in foreign markets which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include traditional and fundamental measures of value including price/earnings ratios, price to cash ratios, price to book ratios and dividend yields. Fundamental analysis is performed in order to verify their potential attractiveness for investment. The adviser attempts to purchase stocks of companies which would benefit from economic trends and which are attractively valued relative to their fundamentals and to other companies.

REPRESENTATIVE INSTITUTIONAL CLIENTS

  As of the date of this SAI, the adviser's representative institutional clients included Ames Company, Cooper Tire & Rubber Company, City of Charlottesville, Smithfield Foods, Inc., Butterick Company, Inc., and Kaman Corporation.

  In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

DISTRIBUTOR
--------------------------------------------------------------------------------
  UAMFDI serves as the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------
ADMINISTRATOR

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and states Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.


SUB-ADMINISTRATOR

  UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, under a Mutual Funds Service Agreement dated October 26, 1998. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.


ADMINISTRATIVE FEES

  In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

  A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:

                                                              ANNUAL RATE
  -----------------------------------------------------------------------
  TS&W Balanced Portfolio                                        0.06%
  -----------------------------------------------------------------------
  TS&W Equity Portfolio                                          0.06%
  -----------------------------------------------------------------------
  TS&W International Equity Portfolio                            0.06%
  -----------------------------------------------------------------------
  TS&W Fixed Income Portfolio                                    0.04%


  B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.039% of their pro rata share of the combined assets of the UAM Funds.

  C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.


SHAREHOLDER SERVICING ARRANGEMENTS

  UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

CUSTODIAN
--------------------------------------------------------------------------------
  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------
  The Advisory Agreements authorize the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for a portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, a portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The adviser may place portfolio orders with qualified broker-dealers who refer clients to the adviser.


  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
  The adviser makes investment decisions for a portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


DEBT SECURITIES

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

CAPITAL STOCK AND OTHER SECURITIES

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.


  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
  The Fund tries to distribute substantially all of the net investment income of a portfolio and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Fund cannot predict the time or amount of any such dividends or distributions.

  Distributions by a portfolio reduce its net asset value ("NAV"). A distribution that reduces the NAV of a portfolio below its cost basis is taxable as described in the prospectus of the portfolios, although from an investment standpoint, it is a return of capital. If you buy shares of a portfolio on or before the "record date" -- the date that establishes which shareholders will receive an upcoming distribution -- for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each portfolio will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

PURCHASE REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES
--------------------------------------------------------------------------------
  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Purchases of shares of a portfolio will be made in full and fractional shares of the portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Fund reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a portfolio's shares.


IN-KIND PURCHASES

  If accepted by the Fund, shareholders may purchase shares of a portfolio in exchange for securities that are eligible for acquisition by the portfolio. Securities to be exchanged that are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a portfolio unless:

  . At the time of exchange, such securities are eligible to be included in the portfolio (current market quotations must be readily available for such securities).

  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the portfolio under the Securities Act of 1933, or otherwise.

  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the portfolio will not exceed 5% of the net assets of the portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

BY MAIL
  Requests to redeem shares must include:

  .  Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


REDEMPTIONS-IN-KIND

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


SIGNATURE GUARANTEES

  To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Fund may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and custodian bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

  .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM Funds do not charge a sales commission or charge of any kind.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
  Shareholders may transfer shares of each portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
--------------------------------------------------------------------------------
  The Fund does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

EQUITY SECURITIES

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

DEBT SECURITIES

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

OTHER ASSETS

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PERFORMANCE CALCULATIONS

  The portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

  Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------
  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  These figures are calculated according to the following formula:

     P (1 + T)n = ERV

     Where:
     P    =   a hypothetical initial payment of $1,000
     T    =   average annual total return
     n    =   number of years
     ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the Institutional Class Shares of the Portfolios as of October 31, 1998, are as follows:

       One Year Ended   Five Years Ended   Since Inception   Inception Date

  TS&W Equity Portfolio                            9.23%             14.96%            13.70%         7/17/92
-------------------------------------------------------------------------------------------------------------
  TS&W Fixed Income Portfolio                      9.81%              6.15%             6.88%         7/17/92
-------------------------------------------------------------------------------------------------------------
  TS&W International Equity Portfolio              2.67%              5.72%             8.97%        12/18/92
-------------------------------------------------------------------------------------------------------------

YIELD
--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)6-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------
  The portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see APPENDIX B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each portfolio to calculate its performance. In addition, there can be no assurance that each portfolio will continue this performance as compared to such other averages.

TAXES

  In order for a portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

  Each portfolio will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year a portfolio does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a portfolio's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular portfolio, and would be eligible for the dividends received deduction in the case of corporate shareholders. The portfolios intend to qualify as a "regulated investment company" each year.

  Dividends and interest received by each portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each portfolio's dividends but are included in the taxable income reported on your tax statement if each portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES

                                            Investment      Investment      Administrator         Sub-
                                             Advisory        Advisory           Fee           Administrator    Brokerage
                                            Fees Paid       Fees Waived       (UAMFSI)        Fee (CGFSC)      Commissions
TS&W Equity Portfolio
  1998                                      $  740,063          -0-           $ 62,586          $ 97,607          147,944
-----------------------------------------------------------------------------------------------------------------------------
  1997                                      $  684,525          -0-           $ 54,738          $ 91,762         $ 96,579
-----------------------------------------------------------------------------------------------------------------------------
  1996                                      $  540,514          -0-           $106,549          $ 80,745         $ 76,280
-----------------------------------------------------------------------------------------------------------------------------
TS&W International Equity Portfolio         $1,187,016
  1998                                                          -0-           $ 75,355          $113,008         $221,995
-----------------------------------------------------------------------------------------------------------------------------
  1997                                      $1,164,469          -0-           $ 69,862          $120,691         $359,324
-----------------------------------------------------------------------------------------------------------------------------
  1996                                      $  931,429          -0-           $139,451          $106,703         $254,122
-----------------------------------------------------------------------------------------------------------------------------
TS&W Fixed Income Portfolio                 $  323,555
  1998                                                          -0--          $ 31,772          $ 82,844              -0-
-----------------------------------------------------------------------------------------------------------------------------
  1997                                      $  286,323          -0-           $ 25,439          $ 79,951              -0-
-------------------------------------------------------------------------------------------------------------------------
  1996                                      $  242,726          -0-           $ 94,203          $ 81,308              -0-
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

  The financial statements for each portfolio for the fiscal year ended October 31, 1998, the financial highlights for the respective periods presented, and the report thereon by PricewaterhouseCoopers LLP, the Fund's independent accountant, which appear in portfolios' 1998 Annual Report, are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------


PREFERRED STOCK RATINGS

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
                    Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                    Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad leading market positions in well-established industries.

                    . margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

PREFERRED STOCK RATINGS

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC        Preferred stock rated BB, B, and CCC are regarded, on
                    balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C                 A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or       To provide more detailed indications of preferred stock
  minus (-)         quality, ratings from AA to CCC may be modified by the
                    addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------
LONG-TERM DEBT AND PREFERRED STOCK

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB          Below-average protection factors but still considered
  BBB-              sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB+/BB/BB-        Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

  DP                Preferred stock with dividend arrearages.

SHORT-TERM DEBT

  High Grade
  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade
  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade
  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade
  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default
  D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------
INTERNATIONAL LONG-TERM CREDIT RATINGS

  Investment Grade
  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade
  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

  International Short-Term Credit Ratings
  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                  Default.  Denotes actual or imminent payment default.


  NOTES
  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average -- a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable -- an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Index -- an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

  Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

  Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

  Lipper Balanced Fund Index -- an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  Lipper Equity Income Fund Index -- an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

  Lipper Equity Mid Cap Fund Index -- an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

  Lipper Equity Small Cap Fund Index -- an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

  Lipper Growth Fund Index -- an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

  Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

  New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

  Russell 2000 Growth Index -- contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

  Russell 2000 Value Index -- contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

  Russell 2500 Growth Index -- contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

  Russell 2500 Index -- an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

  Russell 2500 Value Index -- contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

  Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

  Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index -- a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

  Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  Standard & Poors' 500 Stock Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

  Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line -- composed of over 1,600 stocks in the Value Line Investment
  Survey.

  Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                     PART C
                                 UAM FUNDS, INC.
                                OTHER INFORMATION

ITEM 23. EXHIBITS
Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used:

   PEA# = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

Exhibit No.            Description                                        Incorporated By Reference to Location:
----------             -----------                                        -------------------------------------
A.1.                   Articles of Incorporation                          PEA#37

A.2.                   Amendments to Articles of Incorporation            PEA#37

A.3.                   Articles Supplementary                             PEA#37, PEA#41, PEA#42, PEA#44,
                                                                          PEA#45, PEA#47, PEA#49;  PEA#52

B.                     By-Laws                                            PEA#52, Filed herewith.

C.                     Form of Specimen of Securities                     PEA#52

D.                     Investment Advisory Agreements                     PEA#54

E                      Distribution Agreement between UAM Fund            PEA#49
                       Distributors, Inc. and UAM Funds, Inc.

F.                     Bonus and Profit Sharing Contracts                 Not Applicable

G                      Global Custody Agreement                           PEA#44

H. 1.                  Fund Administration Agreement between UAM Funds,   PEA#54
                       Inc. and UAM Fund Services, Inc.

H.2.                   Mutual Funds Service Agreement between UAM Fund    PEA #49
                       Services, Inc. and Chase Global Funds Services
                       Company

I.                     Opinion and Consent of Counsel                     Filed herewith.

J.                     Other Opinions and Consents                        Filed herewith.

Exhibit No.            Description                                        Incorporated By Reference to Location:
-----------            -----------                                        --------------------------------------
K.                     Omitted Financial Statements                       Not Applicable

L.                     Purchase Agreement                                 PEA#52

M.1.                   Distribution Plan                                  PEA#52

M.2.                   Form of Selling Dealer Agreement                   PEA#52

M.3.                   Shareholder Services Plan                          PEA#52

M.4.                   Form of Service Agreement (12b-1 Plan)             PEA#52

N.                     Financial Data Schedules                           Filed herewith

O.                     Amended and Restated Rule 18f-3 Multiple Class     PEA#52
                       Plan

P.                     Powers of Attorney                                 PEA#52, PEA#54


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND Not applicable.

ITEM 25.  INDEMNIFICATION
Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement, and as Exhibit No., 1 to PEA # 37. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of UAM Fund Services, Inc. are contained in
Section 6 of its Fund Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of Registrant's principal underwriter, UAM Fund Distributors, Inc., are contained in its Distribution Agreement with the Registrant.

Provisions for indemnification of Registrant's custodian, The Chase Manhattan Bank, are contained in Section 12 of its Fund Global Custody Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration

Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of each other investment adviser of the Registrant is incorporated by reference to the Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file numbers indicated:

Each Investment Adviser is an affiliate of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management.

     .    Acadian Asset Management Inc. (File No. 801-28078)
     .    Cooke & Bieler, Inc (File No. 801-210)
     .    Dewey Square Investors Corporation (File No. 801-34179)
     .    Fiduciary Management Associates, Inc. (File No. 801-21271)
     .    Investment Counselors of Maryland, Inc. (File No. 801-8761)
     .    C.S. McKee & Company, Inc. (File No. 801-08545)
     .    NWQ Investment Management Company (File No. 801-42159)
     .    Rice, Hall, James & Associates (File No. 801-30441)
     .    Sirach Capital Management, Inc. (File No. 801-33477)
     .    Spectrum Asset Management, Inc. (File No. 801-30405
     .    Sterling Capital Management Company (File No. 801-8776)
     .    Thompson, Siegel & Walmsley, Inc. (File No. 801-6273)

ITEM 27.  PRINCIPAL UNDERWRITERS
          (a) UAM Fund Distributors, Inc. ("UAMFDI") acts as sole distributor of the Registrant's shares, and acts as distributor UAM Funds Trust (except ACG Capital Corporation ("ACG") acts as distributor of the Heitman Real Estate Portfolio Advisor Class Shares of UAM Funds Trust).

          (b) The information required with respect to each Director and officer of UAMFDI is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

              The information required with respect to each Director and officer of ACG is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-47813).

          (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108), the Registrant's Sub-Transfer Agent (DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105), and the Registrant's Custodian Bank (The Chase Manhattan Bank 4 Chase MetroTech Center, Brooklyn, New York, 11245).

ITEM 29.  MANAGEMENT SERVICES
Not Applicable.

ITEM 30.  UNDERTAKINGS
Not Applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 16th day of February, 1999.



                                    UAM FUNDS, INC.



                                    /s/Michael E. DeFao
                                    -------------------
                                    Michael E. DeFao
                                    Secretary


Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on this 16th day of February, 1999.

                *
________________________________
Norton H. Reamer, Chairman and
President


                *
________________________________
John T. Bennett, Jr., Director


                *
________________________________
Nancy J. Dunn, Director


                *
________________________________
Philip D. English, Director


                *
________________________________

William A. Humenuk, Director


                *
________________________________
James P. Pappas, Director


                *
________________________________
Peter M. Whitman, Jr., Director


/s/ Gary L. French
------------------
Gary L. French, Treasurer


/s/ Michael E. DeFao
--------------------
* Michael E. DeFao
(Attorney-in-Fact)

                                UAM FUNDS, INC.

                                 EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

B.                              By-Laws

I.                              Opinion and Consent of Counsel

J.                              Other Opinions and Consents

N.                              Financial Data Schedule